Exhibit 10.1

Execution Version

ASSET PURCHASE AGREEMENT

among

STATION CASINOS, INC.,

those Subsidiaries of Station Casinos, Inc. listed in Annex I,

and

FG OPCO ACQUISITIONS LLC

Dated as of June 7, 2010

i

(Continued)

(Continued)

(Continued)

(Continued)

Schedules

1.1(a)	Knowledge of Sellers
1.1(b)	Propco Pledged Assets
2.4	Excluded Assets
2.5	Excluded Liabilities
5.3(a)	No Conflicts
5.3(b)	Consents
5.4(a)	Financial Statements
5.4(b)	Selected Line Items
5.5	Operations Since Balance Sheet Date (Material Adverse Effect)
5.6	Liabilities
5.7	Title to Purchased Assets
5.8(a)	Taxes
5.8(c)	Taxable as a Corporation
5.9	Real Property
5.10	Tangible Personal Property
5.11(a)(1)	Sellers’ Intellectual Property
5.11(a)(2)	Owned and Licensed Software
5.11(b)	Validity, Good Standing and Proceedings
5.11(c)	Intellectual Property Agreements
5.11(d)	Right, Title and Interest in Purchased Intellectual Property
5.11(e)	Infringement, Violation, Misappropriation or Dilution
5.11(f)	Software
5.11(g)	Public Software
5.12(a)	Material Contracts
5 12(b)	Material Contract Defaults
5.13(a)	Employee Benefits
5.13(c)	Qualified Plans
5.13(h)	No Employee Benefits Conflicts
5.14(a)	Labor and Collective Bargaining Agreement
5.14(b)	Strikes and Labor Complaints
5.15	Litigation
5.17	Environmental Matters
5.18	Financial Advisors
5.19	Sufficiency of Purchased Assets
5.20	Condition of Assets
6.3(a)	No Conflicts
6.3(b)	Consents
7.3	No Conflicts
9.2 (a)	Exceptions to Conduct of Business
9.2 (b)	Exceptions to Negative Covenants
9.2(c)	Certain Documents

v

(Continued)

Exhibits

A-1	Exhibit A Purchased Assets
A-2	Exhibit A Assumed Liabilities
B-1	Exhibit B Purchased Assets
B-2	Exhibit B Assumed Liabilities
C-1	Exhibit C Purchased Assets
C-2	Exhibit C Assumed Liabilities
D	MLCA
E	Bidding Procedures Order
F	Commitment Letter

ASSET PURCHASE AGREEMENT

ASSET PURCHASE AGREEMENT, dated as of June 7, 2010 (this “Agreement”), among Station Casinos, Inc., a Nevada corporation (“SCI”), those Subsidiaries of SCI listed in Annex I and Purchaser (as defined below).

W I T N E S S E T H:

WHEREAS, SCI and certain of its affiliates are debtors-in-possession under Title 11, of the United States Code, 11 U.S.C. § 101 et seq.(the “Bankruptcy Code”), and filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code on July 28, 2009, in the United States Bankruptcy Court for the District of Nevada (the “Bankruptcy Court”) (Case No. BK-09-52477) (the “Bankruptcy Case”); which shall be deemed to include subsequently filed cases that are jointly administered with Case No. BK-09-52477);

WHEREAS, Sellers presently conduct the Business;

WHEREAS, Sellers desire to sell, transfer and assign to the Purchasing Entities, and the Purchasing Entities desire to purchase, acquire and assume from Sellers, pursuant to the Plan (as defined below) and Sections 363, 365 and 1129 of the Bankruptcy Code, all of the Purchased Assets and Assumed Liabilities, all as more specifically provided herein;

WHEREAS, Propco is a debtor-in-possession in the Bankruptcy Case and is being reorganized pursuant to the Plan; and

WHEREAS, in connection with the reorganization of Propco, the assets set forth on Exhibit B-1 will be transferred to Purchaser or its controlled Affiliates, and the assets set forth on Exhibit C-1 will be transferred to IP Holdco.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter contained, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1           Certain Definitions.  For purposes of this Agreement, the following terms shall have the meanings specified in this Section 1.1:

“363 Sale Orders” means a final order or orders of the Bankruptcy Court (which order or orders may be subsumed within, or be separate from, the Confirmation Order) pursuant to section 363 of the Bankruptcy Code and in form and substance acceptable to Purchaser, the Required Consenting Lenders and Sellers that, as of the Closing Date, shall not have been stayed, vacated or otherwise rendered ineffective, which order or orders shall approve, authorize and direct the 363 Sellers to consummate this Agreement, the transactions contemplated hereby and all of the terms and conditions hereof.  Without limiting the generality of the foregoing, such order(s) shall find, acknowledge and/or otherwise provide, among other things, that (i) the Purchased Assets sold by any 363 Seller to the Purchasing Entities pursuant to this Agreement shall be transferred to the applicable Purchasing Entity, free and clear of all Liens (other than Permitted Exceptions); (ii) the Liens granted to the Collateral Agents under each of the Exit Credit Documents, and the obligations thereunder, are legal, valid, enforceable and non-voidable, and, with respect to Liens, upon all necessary filings and recordings duly perfected; (iii) the Opco Agent has the requisite power and authority under the Opco Loan Documents to consent to the termination and discharge, and will terminate and discharge on the Closing Date and simultaneously with the receipt of the purchase price provided for in Section 3.1 by the applicable Persons in accordance with Section 3.2, the Liens of the Opco Agent granted under the Opco Loan Documents in respect of the Purchased Assets other than the BofA Cash Collateral; (iv) the Purchasing Entities have “acted in good faith” within the meaning of Section 363(m) of the Bankruptcy Code; (v) the Purchasing Entities are acquiring the Purchased Assets in exchange for reasonably equivalent value; (vi) this Agreement was negotiated, proposed and entered into by the parties without collusion, in good faith and from arm’s length bargaining positions; (vii) the Lenders, Purchaser and each of the Purchasing Entities shall not be a successor to any of the 363 Sellers by reason of any theory of Law or equity and shall not have any successor or transferee Liability of any kind, nature or character, including Liabilities arising or resulting from or relating to the transactions contemplated hereby or by the 363 Sale Order(s); and (viii) the transactions consummated pursuant to this Agreement or the 363 Sale Order(s) shall not constitute a de facto merger, or a merger, as between any 363 Seller and Purchaser and/or any Purchasing Entity under applicable Law (including Nevada Law); provided, that such order(s) shall not provide that the sale of any property that constitutes a Purchased Asset is free and clear of any environmental Liability imposed by a Governmental Body arising from or related to such property to the extent that the Bankruptcy Court determines that such property cannot be sold to the Purchaser free and clear of such Liability pursuant to the Bankruptcy Code; provided, further, that clauses (vii) and (viii) hereof shall not be deemed to modify or limit the definition of “Assumed Liabilities” under this Agreement or the Purchaser or any Purchasing Entity’s obligations to assume the Assumed Liabilities.

“363 Sellers” means the Sellers that file chapter 11 proceedings pursuant to Section 8.2.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person, and the term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise; provided that, neither Deutsche Bank AG nor JPMorgan Chase & Co. nor any of their respective Subsidiaries (other than Subsidiaries of Purchaser or entities controlled by Purchaser) shall be deemed Affiliates of Purchaser for purposes of this Agreement.

“Alternate Bid” has the meaning set forth in the Bidding Procedures Order.

“Alternate Bid Expiration Date” has the meaning set forth in the Bidding Procedures Order.

“Applied Gun Lake Reimbursement” means, if the Sellers or any of their Subsidiaries have actually received the Gun Lake Reimbursement prior to the Closing Date, the lesser of (a)

$20 million and (b) the aggregate amount of Gun Lake Reimbursement actually received by Sellers or any of their Subsidiaries prior to the Closing Date.

“Assets and Properties” of any Person means all assets and properties of every kind, nature, character and description (whether real, personal or mixed, whether tangible or intangible, whether absolute, accrued, contingent, fixed or otherwise and wherever situated), including the goodwill related thereto, operated, owned or leased by such Person, including cash, cash equivalents, accounts and notes receivable, chattel paper, documents, instruments, general intangibles, real estate, equipment, inventory, goods and intellectual property.

“Assumed Liabilities” means the Exhibit A Assumed Liabilities, the Exhibit B Assumed Liabilities and Exhibit C Assumed Liabilities.

“Auction” has the meaning set forth in the Bidding Procedures Order.

“Auction Date” means, in each case, in accordance the Bidding Procedures Order, (a) if an Auction is conducted, the date of such Auction and (b) if no Auction is conducted, the date of the Confirmation Hearing.

“Bidding Procedures Order” means an order of the Bankruptcy Court attached hereto as Exhibit E with such changes thereto as are acceptable to the Sellers and the Purchaser.

“BofA Cash Collateral” means the cash and cash equivalents pledged by Vista Holdings, LLC for the benefit of Bank of America, N.A. to secure Cash Management Obligations (as defined in the Opco Credit Agreement).

“Business” means the ownership, management and/or operation of the business of SCI and its Subsidiaries (excluding the Propco Entities and the Excluded Opco Entities).

“Business Day” means any day of the year on which national banking institutions in New York, New York and Las Vegas, Nevada are open to the public for conducting business and are not required or authorized to close.

“Business Information” of any Person means all files, documents, instruments, papers, books and records relating to the business, operations, condition of (financial or other), results of operations and assets and properties of such Person, including Transaction Data, financial statements, Tax Returns and related work papers and letters from accountants, budgets, pricing guidelines, ledgers, journals, deeds, title policies, minute books, stock certificates and books, stock transfer ledgers, Contracts, Permits, computer files and programs, retrieval programs, operating data and plans and environmental studies and plans, including employee documentation; overall HR programs documentation; training manuals and policies and procedures; job descriptions and operations standards and performance evaluation processes; new hire processes; time, attendance, labor management, compendium and scheduling forms, systems and reports; operational performance processes, metrics and reports; financial performance and budgeting processes and reports; departmental project/action item prioritization and organization documentation and systems; construction and design documentation; legal and contractual documentation; compliance/security/safety documentation and processes; physical plant and engineering documentation and processes; departmental forms; data base and general marketing analytics, segmentation and incentive methodologies; and player development systems, processes and reporting; provided, however, that Business Information shall not include customer lists, databases, history and other information related to customers.

“Cage Cash” means all cash contained in the cage, ATMs, slot booths, count rooms and drop boxes at the Included Properties existing at the Closing Date.

“Code” means the Internal Revenue Code of 1986, as amended.

“Collateral Agents” means (a) such bank appointed in writing by the Mortgage Lenders to act as collateral agent under the New Propco Credit Agreement and the New Propco Land Loan Agreement in its capacity as such, and (b) Deutsche Bank Trust Company Americas, in its capacity as collateral agent under the Opco Loan Credit Agreement and the Landco Loan Credit Agreement.

“Confirmation Hearing” means the hearing in the Bankruptcy Court on confirmation of the Plan.

“Confirmation Order” means a final order of the Bankruptcy Court in form and substance acceptable to Purchaser, the Required Consenting Lenders and Sellers, confirming the Plan, which Confirmation Order, as of the Closing Date, shall not have been stayed, vacated or otherwise rendered ineffective, and shall approve, authorize and direct the Debtors that are subject to the Plan to consummate this Agreement, the transactions contemplated hereby and all of the terms and conditions hereof, and shall approve the Propco Reorganization and all terms and conditions thereof.  Without limiting the generality of the foregoing, such order shall find, acknowledge and/or otherwise provide, among other things, that (i) the Purchased Assets sold by any Debtor to the Purchasing Entities pursuant to this Agreement shall be transferred to the applicable Purchasing Entity, free and clear of all Liens (other than Permitted Exceptions); (ii) the Liens granted to the Collateral Agents under each of the Exit Credit Documents, and the obligations thereunder, are legal, valid, enforceable and non-voidable, and, with respect to Liens, upon all necessary filings and recordings duly perfected; (iii) the Opco Agent has the requisite power and authority to consent to the termination and discharge, and will terminate and discharge on the Closing Date and simultaneously with the receipt of the purchase price provided for in Section 3.1 by the applicable Persons in accordance with Section 3.2, the Liens of the Opco Agent granted under the Opco Loan Documents in respect of the Purchased Assets other than the BofA Cash Collateral; (iv) the Purchasing Entities have “acted in good faith” within the meaning of Section 363(m) of the Bankruptcy Code; (v) the Purchasing Entities are acquiring the Purchased Assets in exchange for reasonably equivalent value; (vi) this Agreement was negotiated, proposed and entered into by the parties without collusion, in good faith and from arm’s length bargaining positions; (vii) the Bankruptcy Court shall retain jurisdiction to resolve any controversy or claim arising out of or relating to this Agreement (other than relating to the Exit Credit Documents), or the breach hereof as provided in Section 14.3; (viii) the Lenders, Purchaser and each of the Purchasing Entities shall not be a successor to any of the Debtors that are subject to the Plan by reason of any theory of Law or equity and shall not have any successor or transferee Liability of any kind, nature or character, including Liabilities arising or resulting from or relating to the transactions contemplated hereby or by the Plan; (ix) the transactions consummated pursuant to this Agreement and the Plan shall not constitute a de facto merger, or a merger, as between any such Debtor and Purchaser and/or any Purchasing Entity under applicable Law (including Nevada Law); (x) this Agreement and the transactions contemplated hereby may be specifically enforced against and binding upon the parties hereto, and not subject to rejection or avoidance by Sellers or any trustee of Sellers pursuant to chapter 7 or chapter 11 of the Bankruptcy Code and (xi) no administrative Tax claim(s) for income tax will result from or arise out of the implementation of the transactions contemplated by this Agreement or the Plan, other than (subject to the last sentence hereof) alternative minimum Taxes that in the aggregate are less than $15 million; provided, that such order shall not provide that the sale of any property that constitutes a Purchased Asset is free and clear of any environmental Liability imposed by a Governmental Body arising from or related to such property to the extent that the Bankruptcy Court determines that such property cannot be sold to the Purchaser free and clear of such Liability pursuant to the Bankruptcy Code; provided, further, that clauses (viii) and (ix) hereof shall not be deemed to modify or limit the definition of “Assumed Liabilities” under this Agreement or the Purchaser or any Purchasing Entity’s obligations to assume the Assumed Liabilities. If the Bankruptcy Court order confirming the Plan fails to satisfy clause (xi) of this definition because the Bankruptcy Court finds that the administrative Tax claims that constitute alternative minimum Taxes are greater than $15 million in the aggregate (the amount by which such alternative minimum Taxes are greater than $15 million, the “Excess AMT Amount”) and less than the Cash Purchase Price (prior to adjustment for any Excess AMT Amount), that finding shall not, in and of itself, cause the order not to be a Confirmation Order if no later than ten days after the date such order is entered (such ten day period, the “Seller Excess AMT Election Period”), the Opco Agent (at the direction of the Required Consenting Lenders) notifies Purchaser and SCI in writing that it has elected to have the Cash Purchase Price (and, as a result, the aggregate consideration) provided for in Section 3.1 reduced by an amount equal to the Excess AMT Amount and thereafter Purchaser and Sellers shall continue to proceed to Closing subject to the terms and conditions hereof.

“Contract” means any contract, indenture, note, bond, lease, commitment or other legally binding agreement or obligation.

“Debtor” means SCI, Northern NV Acquisitions, LLC, Reno Land Holdings, LLC, River Central, LLC, and Tropicana Station, LLC and any other Subsidiary of SCI that commences a proceeding under chapter 11 of the Bankruptcy Code on or after the date hereof in accordance with Section 8.2; provided, however, that Debtors shall not include any of the Propco Entities.

“Disclosure Statement” means the Disclosure Statement in respect of the Joint Plan of Reorganization for Station Casinos, Inc. and its Affiliated Debtors (Dated March 24, 2010) [Docket No. 1131] as the same may be amended, in form and substance acceptable to Purchaser and Sellers, to provide for the transactions contemplated by this Agreement and the Propco Reorganization.

“Employees” means all individuals, as of the date hereof, whether or not actively at work as of the date hereof, who are employed by any Seller in connection with the Business, together with individuals who are hired by any Seller in respect of the Business after the date hereof and prior to the Closing.

“Environmental Law” means any federal, state or local statute, regulation, ordinance, principle of common law or other provisions that have the force or effect of law currently in effect relating to the pollution or protection of human health or safety (with respect to exposure to Hazardous Materials) or the environment, including the use, handling, transportation, treatment, storage, Release, control or remediation of Hazardous Materials.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Excess Cash” means all Cage Cash, unrestricted cash, cash equivalents, bank deposits and similar cash items of Sellers in excess of (x) $35 million plus; (y) the Applied Gun Lake Reimbursement; plus (z) the amount of accrued unpaid administrative expenses of the Debtors accrued through Closing.

“Excess Cash Shortfall Amount” means the amount, if any, by which (x) $115 million exceeds (y) Excess Cash.

“Excluded Opco Entities” means CV HoldCo, LLC, CV PropCo, LLC, Tropicana Station, Inc., Boulder Station, Inc., Charleston Station, LLC, Palace Station Hotel & Casino, Inc., Sunset Station, Inc., and Tropicana Acquisitions, LLC.

“Excluded Opco Entities Material Adverse Effect” means an effect, event, development, change, state of facts, condition, circumstance or occurrence that (individually or together with other such matters) is or would be reasonably expected to be materially adverse to (i) the financial condition, assets, liabilities, business or results of operations of the Excluded Opco Entities, taken as a whole; provided, however, that an Excluded Opco Entities Material Adverse Effect shall not be deemed to include effects, events, developments, changes, states of acts, conditions, circumstances or occurrences arising out of or resulting from:  (A) changes generally affecting the economy, financial or securities markets or political or regulatory conditions, to the extent such changes do not adversely affect the Excluded Opco Entities in a disproportionate manner relative to other participants generally in the casino gaming industry; (B) changes in the casino gaming industry generally, to the extent such changes do not adversely affect the Excluded Opco Entities in a disproportionate manner relative to other participants in such industry generally; (C) any change in Law or GAAP, to the extent such changes do not adversely affect the Excluded Opco Entities in a disproportionate manner relative to other participants generally in such industry; (D) acts of war, armed hostility or terrorism, to the extent such changes do not adversely affect the Excluded Opco Entities in a disproportionate manner relative to other participants generally in such industry; (E) any change attributable to the execution or public announcement of this Agreement or the transactions contemplated by this Agreement, including any litigation resulting therefrom, and any adverse change so attributable in customer, distributor, supplier, financing source, licensor, licensee, sub-licensee, stockholder, co-promotion or joint venture partner or similar relationships, including as a result of the identity of Purchaser or its Affiliates; (F) any failure by SCI to meet any internal or published industry analyst projections or forecasts or estimates of revenues or earnings for any period (it being understood and agreed that the facts and circumstances giving rise to such failure that are not otherwise excluded from the definition of Excluded Opco Entities Material Adverse Effect may be taken into account in determining whether there has been an Excluded Opco Entities Material Adverse Effect); and (G) compliance with the terms of, or the taking of any action required by, this

Agreement or (ii) the ability of the Excluded Opco Entities, taken as a whole, to perform their obligations under this Agreement or to consummate the transactions contemplated by this Agreement on a timely basis; provided that, if Purchaser is selected as the Successful Bidder pursuant to (and as defined in) the Bidding Procedures Order, clause (E) shall be deemed to be amended by inserting the word “employee” immediately following the word “customer.”

“Excluded Opco Entity Document” means any agreement, document, or instrument or certificate contemplated by this Agreement or to be executed by any Excluded Opco Entity in connection with the consummation of the transactions contemplated by this Agreement.

“Exit Credit Documents” means the Opco Loan Credit Agreement, the Landco Loan Credit Agreement, the New Propco Credit Agreement, the New Propco Land Loan Agreement, and the respective guarantees and collateral documents executed in connection therewith.

“Expense Reimbursement” means those reasonable and reasonably documented expenses, not to exceed $4 million in the aggregate, that are payable or reimbursable to Purchaser, the Fertitta Parties or the Mortgage Lenders pursuant to and in accordance with the Bidding Procedures Order.

“Fertitta Parties” means FG, Frank J. Fertitta III and Lorenzo J. Fertitta.

“FG” means Fertitta Gaming, LLC, a Nevada limited liability company.

“Furniture and Equipment” means (i) all furniture, fixtures, goods, inventory, equipment, furnishings, objects of art, machinery, appliances, appurtenances and together with tools and supplies (including spare parts inventories); (ii) beds, bureaus, chiffonniers, chests, chairs, desks, lamps, mirrors, bookcases, tables, rugs, carpeting, drapes, draperies, curtains, shades, blinds, screens, paintings, hangings, pictures, divans, couches, luggage carts, luggage racks, stools, sofas, chinaware, linens, pillows, blankets, glassware, silverware, food carts, cookware, dry cleaning facilities, dining room wagons, keys or other entry systems, bars, bar fixtures, liquor and other drink dispensers, icemakers, radios, television sets, intercom and paging equipment, electric and electronic equipment, dictating equipment, private telephone systems, medical equipment, potted plants, fittings, plants, apparatus, stoves, ranges, refrigerators, laundry machines, machinery, switchboards, conduits, compressors, vacuum cleaning systems, floor cleaning, waxing and polishing equipment, call systems, electrical signs, bulbs, bells, ash and fuel, conveyors, cabinets, lockers, shelving, spotlighting equipment, dishwashers, garbage disposals, washers and dryers, (iii) all gaming and financial equipment, computer equipment, calculators, adding machines, gaming tables, video game and slot machines, (iv) any other electronic equipment of every nature, and (v) other hotel or casino furniture, furnishings and equipment.

“GAAP” means generally accepted accounting principles in the United States as of the date hereof.

“Gaming Approvals” means all licenses, permits, approvals, authorizations, registrations, findings of suitability, franchises, entitlements, waivers and exemptions issued by any Gaming Authority or required by any Gaming Law necessary for or relating to the conduct of activities by any party hereto or any of its Affiliates, including the ownership, operation, management and development of the Purchased Assets and Assumed Liabilities.

“Gaming Authorities” means (i) all governmental authorities or agencies with regulatory control or jurisdiction over the conduct of lawful gaming or gambling at the Included Properties, including, as applicable, in the State of Nevada, the Nevada Gaming Commission, the Nevada State Gaming Control Board, the Clark County Gaming and Liquor Board, the Henderson City Council, the City of Las Vegas City Council and all other state and local regulatory and licensing bodies with authority over gaming activities and devices in the State of Nevada or the City of Henderson, City of Las Vegas or Clark County, Nevada, (ii) the National Indian Gaming Commission (the “NIGC”) and the applicable gaming regulatory authority established by the Federated Indians of Graton Rancheria, the Match-E-Be-Nash-She-Wish Band of Pottawatomi Indians of Michigan, the Mechoopda Indian Tribe of Chico Rancheria, California, and the North Fork Rancheria of Mono Indians, and (iii) any other gaming authority or agency with regulatory control or jurisdiction over the conduct of lawful gaming or gambling in connection with the Business.

“Gaming Equipment” means all furniture, fixtures, equipment, supplies, parts, computer hardware, software and computer-related equipment, machinery, artwork and other displayed items and other tangible personal property (including any and all tangible “gaming devices” (as defined in Section 463.0155 of the NRS), gaming device parts inventory and other related gaming equipment and supplies, including, slot machines, gaming tables, cards, dice and tangible “associated equipment” (as defined in NRS 463.0136).

“Gaming Law” means any federal, state, local or foreign statute, ordinance, rule, regulation, permit, consent, registration, finding of suitability, approval, license, judgment, order, decree, injunction or other authorization, including any condition or limitation placed thereon, governing or relating to casino and gaming activities and operations or manufacturing or distribution of Gaming Equipment of the applicable Person and its Affiliates.

“Governmental Body” means any government or governmental or regulatory body thereof, or political subdivision thereof, whether foreign, federal, state, or local, or any agency, instrumentality or authority thereof, or any court, self-regulatory authority, tribunal or arbitrator (public or private) or Gaming Authority.

“Gun Lake Enterprise” shall mean the proposed gaming and entertainment business enterprise of the Match-E-Be-Nash-She-Wish Band of Pottawatomi Indians, to be developed, constructed, operated and managed by MPM Enterprises, LLC in accordance with the terms and conditions of that certain Fourth Amended and Restated Management Agreement dated as of April 29, 2010, and as contemplated by that certain Fourth Amended and Restated Development Agreement submitted to the NIGC on March 16, 2010, together with any other lawful commercial activity related to gaming allowed in, or associated with, the proposed gaming facility to be located on U.S. Highway 131 and 129th Avenue in Wayland Township, Michigan.

“Gun Lake Reimbursement” means amounts actually paid to and received by a Seller or any of its Subsidiaries prior to Closing by Gun Lake Tribal Gaming Authority in respect of amounts owed to MPM Enterprises, LLC and SC Michigan, LLC for advances made by them to Gun Lake Tribal Gaming Authority.

“Hazardous Material” means any substance, material or waste which is regulated under or for which liability or standards of care are imposed by  Environmental Laws, including petroleum and its byproducts, asbestos, mold and any material or substance which is defined as a “hazardous waste,” “hazardous substance,” “hazardous material,” “restricted hazardous waste,” “industrial waste,” “solid waste,” “contaminant,” “pollutant,” “toxic waste” or “toxic substance” under any provision of Environmental Law.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

“Included Properties” means collectively, (i) Texas Station Gambling Hall & Hotel, (ii) Santa Fe Station Hotel & Casino, (iii) Fiesta Rancho Casino Hotel, (iv) Wildfire Casino Sportsbook Rancho, (v) Wildfire Casino Sportsbook Boulder, (vi) Fiesta Henderson Casino Hotel, (vii) Gold Rush Casino, and (viii) Lake Mead Lounge & Casino.

“Indebtedness” of any Person means, without duplication, (i) indebtedness of such Person for money borrowed (including the aggregate principal amount thereof, the aggregate amount of accrued but unpaid interest thereon and any premiums thereon); (ii) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable; (iii) all obligations in respect of interest rate or currency obligation swaps, caps, floors, hedges or similar arrangements of such Person; (iv) all obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations of such Person and all obligations of such Person under any title retention agreement (but excluding trade accounts payable and other accrued current liabilities arising in the Ordinary Course of Business); (v) all obligations of such Person under leases required to be capitalized in accordance with GAAP; (vi) all obligations of such Person for the reimbursement of any obligor on any letter of credit, banker’s acceptance or similar credit transaction; (vii) all obligations of the type referred to in clauses (i) through (vi) of any Persons for the payment of which such Person is responsible or liable, directly or indirectly, as obligor, guarantor, surety or otherwise, including guarantees of such obligations; and (viii) all obligations of the type referred to in clauses (i) through (vii) of other Persons secured by any Lien on any property or asset of such Person (whether or not such obligation is assumed by such Person).

“Intellectual Property Licenses” means (i) any grant to a third Person of any right to use any of the Purchased Intellectual Property owned by any Seller, and (ii) any grant to any Seller of a right to use a third Person’s intellectual property rights which is necessary for the Sellers to conduct the Business as currently conducted.

“IP Holdco” means an entity that (a) acquires the Assets and Properties on Exhibit C-1 and assumes the Assumed Liabilities on Exhibit C-2, (b) is structured such that it cannot enter into bankruptcy voluntarily without the consent of both of the Collateral Agents (or their respective designees) and otherwise has governance provisions reasonably acceptable to the Required Consenting Lenders and Purchaser, (c) is to be created no later than 10 days prior to the Confirmation Hearing, (d) shall be a trust or other entity, the beneficial interest of such entity being owned by New Propco or a Subsidiary thereof (except for up to 10% to be owned by a designee of the Opco Agent and up to 10% to be owned by a designee of the Mortgage Lenders, with such minority interests being subject to a purchase right of New Propco or a Subsidiary thereof at a nominal price upon (i) repayment of the Indebtedness under the Opco Loan Credit Agreement or the New Propco Credit Agreement, as the case may be, or (ii) the conclusion of a transition period following a foreclosure or other enforcement action under the Opco Loan Credit Agreement or related collateral documents or any other transaction, in each case the result of which is that New Opco is no longer a Subsidiary of New Propco), (e) shall be a pass-through entity for income tax purposes allocating losses first to New Propco or a Subsidiary thereof to the extent of its capital account, and shall have other characteristics reasonably acceptable to Purchaser and the Required Consenting Lenders and to be set forth in the Confirmation Order as reasonably determined by the Required Consenting Lenders and Purchaser.

“IRS” means the Internal Revenue Service.

“Knowledge of Sellers” means the actual knowledge of those officers and directors of Sellers identified on Schedule 1.1(a).

“Landco Loans” means loans deemed made pursuant to the Landco Loan Credit Agreement.

“Landco Loan Credit Agreement” means that certain Credit Agreement, entered into as of the Closing Date, among the Landco Purchaser, as borrower, Deutsche Bank Trust Company Americas, as Administrative Agent and Collateral Agent, the lenders from time to time party thereto, and Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as Joint Lead Arrangers and Joint Bookrunners, as described in the Opco Term Sheet in form and substance acceptable to the Required Consenting Lenders, Sellers and Purchaser.

“Landco Purchaser” means a wholly-owned Subsidiary of New Opco designated in writing by Purchaser prior to the Closing, which Subsidiary will acquire and assume all of the Assets and Properties and be liable for all of the Liabilities designated on Exhibits A-1 and A-2 as Assets and Properties and Liabilities to be acquired and assumed by or obligations of, as the case may be, the Landco Purchaser.

“Landco Sellers” means Inspirada Station, LLC, Centerline Holdings, LLC, Durango Station, Inc., Town Center Station, LLC, Tropicana Station, LLC, Reno Land Holdings, LLC, Northern NV Acquisitions, LLC and Vista Holdings, LLC.

“Law” means any federal, state, local or foreign law, statute, code, Order, ordinance, rule or regulation, including any Gaming Law or common law.

“Legal Proceeding” means any judicial, administrative or arbitral actions, suits, proceedings (public or private) or claims or any proceedings by or before a Governmental Body.

“Lenders” shall have the meaning specified in the Opco Plan Support Agreement.

“Liability” means any debt, liability or obligation (whether direct or indirect, known or unknown, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, or due or to become due, matured or unmatured or determined or determinable), and including all costs and expenses relating thereto.

“Lien” means any lien, encumbrance, preference, priority, pledge, mortgage, deed of trust, security interest, claim, charge, option, right of first refusal, proxy, voting trust or agreement, transfer restriction under any shareholder or similar agreement or encumbrance.

“MLCA” means the Second Amended and Restated Master Lease Compromise Agreement in the form attached hereto as Exhibit D with such changes thereto as are acceptable to Purchaser and the Sellers.

“Mortgage Lenders” means German American Capital Corporation and JPMorgan Chase Bank, N.A. and any successors thereto in their capacities as lenders under that certain Amended and Restated Loan and Security Agreement, dated as of March 19, 2008, as amended, supplemented or otherwise modified prior to the date hereof in accordance with its terms, pursuant to which the Mortgage Lenders made loans and other financial accommodations to Propco; provided, that, for purposes of this definition, no amendment of such Amended and Restated Loan and Security Agreement occurring on or after the date of this Agreement shall be given effect if such amendment adversely affects the Purchaser or the Lenders in any material respect and has not been approved in writing by the Purchaser and the Required Consenting Lenders.

“Mortgage Lender Commitment Letters” means those certain commitment letters, dated of even date herewith, of each of the Mortgage Lenders in the forms attached hereto as Exhibit F.

“New Opco” means a wholly-owned Subsidiary of Purchaser designated in writing by Purchaser prior to Closing, which Subsidiary will own, directly or indirectly, all of the equity of the Purchasing Entities that acquire and assume the Exhibit A Purchased Assets and Exhibit A Assumed Liabilities set forth on Exhibits A-1 and A-2.

“New Propco” means the Person contemplated by the Propco Term Sheet to acquire, directly or through its Subsidiaries, the Propco Properties and other Assets and Properties of Propco pursuant to the Propco Reorganization.

“New Propco Credit Agreement” means the Credit Agreement, to be entered into as of the Closing Date, among New Propco, as borrower and the lenders from time to time party thereto, as described in the Propco Term Sheet, as supplemented by the Opco Term Sheet and, in form and substance satisfactory to Purchaser, FG and the Mortgage Lenders.

“New Propco Landco” means a Subsidiary of New Propco designated in writing prior to Closing by New Propco.

“New Propco Land Loan Agreement” means the Credit Agreement, to be entered into as of the Closing Date, among New Propco Landco, as borrower, and the lenders from time to time party thereto, as described in the Propco Term Sheet and in form and substance satisfactory to Purchaser, FG and the Mortgage Lenders.

“NRS” means the Nevada Revised Statutes.

“Opco Agent” means Deutsche Bank Trust Company Americas, in its capacity as administrative agent under the Opco Credit Agreement.

“Opco Credit Agreement” means the Credit Agreement, dated as of November 7, 2007, among SCI, as borrower, Deutsche Bank Trust Company Americas, as Administrative Agent, the other lenders party thereto, Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as joint lead arrangers and joint book runners, JPMorgan Chase Bank, N.A., as Syndication Agent, and Bank of Scotland plc, Bank of America, N.A., and Wachovia Bank, N.A., as Co-Documentation Agents, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof; provided, that, for purposes of this definition, no amendment of such Credit Agreement occurring on or after the date of this Agreement shall be given effect if such amendment adversely affects the Purchaser in any material respect; it being understood that the amendment expressly contemplated by the Opco Plan Support Agreement shall be given effect.

“Opco Joint Venture” means, with respect to SCI and its Subsidiaries, any Person in which SCI or any of its Subsidiaries, directly or indirectly, owns an equity interest that does not have voting power under ordinary circumstances to elect a majority of the board of directors or other person performing similar functions but in which SCI or any of its Subsidiaries has rights with respect to the management of such entity.

“Opco Loan Credit Agreement” means that certain Credit Agreement, entered into as of the Closing Date, among New Opco, as borrower, Deutsche Bank Trust Company Americas, as Administrative Agent and Collateral Agent, the lenders from time to time party thereto, and Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as Joint Lead Arrangers and Joint Bookrunners, as described in the Opco Term Sheet and in form and substance acceptable to Required Consenting Lenders, Sellers and Purchaser.

“Opco Loan Documents” means the Loan Documents as the defined in the Opco Credit Agreement; provided, that, for purposes of this definition, no amendment of such Opco Loan Documents occurring on or after the date of this Agreement shall be given effect if such amendment adversely affects the Purchaser in any material respect and Purchaser has not approved such amendment; it being understood that the amendment of the Opco Credit Agreement expressly contemplated by the Opco Plan Support Agreement shall be given effect.

“Opco Material Adverse Effect” means an effect, event, development, change, state of facts, condition, circumstance or occurrence that (individually or together with other such matters) is or would be reasonably expected to be materially adverse to (i) the financial condition, assets, liabilities, business or results of operations of the Sellers (not including the Excluded Opco Entities), taken as a whole; provided, however, that an Opco Material Adverse Effect shall not be deemed to include effects, events, developments, changes, states of acts, conditions, circumstances or occurrences arising out of or resulting from:  (A) changes generally affecting the economy, financial or securities markets or political or regulatory conditions, to the extent such changes do not adversely affect the Sellers (not including the Excluded Opco Entities) in a disproportionate manner relative to other participants generally in the casino gaming industry; (B) changes in the casino gaming industry generally, to the extent such changes do not adversely affect the Sellers (not including the Excluded Opco Entities) in a disproportionate manner relative to other participants in such industry generally; (C) any change in Law or GAAP, to the extent such changes do not adversely affect the Sellers (not including the Excluded Opco Entities) in a disproportionate manner relative to other participants generally in such industry; (D) acts of war, armed hostility or terrorism, to the extent such changes do not adversely affect the Sellers (not including the Excluded Opco Entities) in a disproportionate manner relative to other participants generally in such industry; (E) any change attributable to the execution or public announcement of this Agreement or the transactions contemplated by this Agreement, including any litigation resulting therefrom or any additional bankruptcy filings required hereby, and any adverse change so attributable in customer, distributor, supplier, financing source, licensor, licensee, sub-licensee, stockholder, co-promotion or joint venture partner or similar relationships, including as a result of the identity of Purchaser or its Affiliates; (F) any failure by SCI to meet any internal or published industry analyst projections or forecasts or estimates of revenues or earnings for any period (it being understood and agreed that the facts and circumstances giving rise to such failure that are not otherwise excluded from the definition of Opco Material Adverse Effect may be taken into account in determining whether there has been an Opco Material Adverse Effect); and (G) compliance with the terms of, or the taking of any action required by, this Agreement or (ii) the ability of the Sellers, taken as a whole, to perform their obligations under this Agreement or to consummate the transactions contemplated by this Agreement on a timely basis; provided that, if Purchaser is selected as the Successful Bidder pursuant to (and as defined in) the Bidding Procedures Order, clause (E) shall be deemed to be amended by inserting the word “employee” immediately following the word “customer.”

“Opco Plan Support Agreement” means the Restructuring Support Agreement, dated as of April 16, 2010 (as amended as of the date hereof and from time to time hereafter in accordance with its terms and the terms hereof), by and among the financial institutions party thereto, SCI and its Subsidiaries party thereto and the Fertitta Parties (including the term sheet annexed as Annex I thereto, as such term sheet may be amended from time to time in accordance with the terms of such restructuring support agreement and including all annexes to the term sheet (the “Opco Term Sheet”) provided, that, for purposes of this definition, no amendment of such Restructuring Support Agreement occurring on or after the date of this Agreement shall be given effect if such amendment adversely affects the Purchaser in any material respect.

“Opco Term Loans” means loans made pursuant to the Opco Loan Credit Agreement.

“Order” means any order, injunction, judgment, decree, ruling, writ, assessment or arbitration award of a Governmental Body.

“Ordinary Course of Business” means the ordinary and usual course of normal day-to-day operations of the Business through the date hereof consistent with past practice.

“Ownership or Management” means the (a) record or beneficial ownership of the equity of any Person or any of its assets, (b) the management of any Person or any of its assets, business or operations (including through any management agreement or similar Contract) or (c) the identity of any officer, director, manager or employee of any Person or any change in any of (a) through (c).

“Permits” means any approvals, authorizations, consents, licenses, permits, certificates, registrations, franchises and similar consents of a Governmental Body, including all findings of suitability, approvals, registrations and authorizations under Gaming Laws.

“Permitted Exceptions” means (i) all defects, exceptions, restrictions, easements, rights of way and encumbrances and disclosed in policies of title insurance which have been made available to Purchaser prior to the date hereof; (ii) statutory liens for current real and personal property Taxes or assessments on real or personal property not yet delinquent or being contested in good faith and for which adequate reserves have been provided for in accordance with GAAP; (iii) landlords’, mechanics’, carriers’, workers’, repairers’ and similar liens arising or incurred pursuant to statute or in the Ordinary Course of Business; (iv) zoning, entitlement and other land use and environmental regulations by any Governmental Body provided that any violations of such regulations have not and do not materially and adversely affect the value of such property as it is being used as of the time of determination; (v) title of a lessor under a capital or operating lease; (vi) Liens in favor of a banking institution arising as a matter of Law encumbering deposits (including rights of set-off) that are within the general parameters customary in the banking industry, provided that such Liens do not secure any Indebtedness other than Indebtedness solely in respect of Assumed Liabilities, fees, uncollected items, expenses and other routine liabilities incurred in connection with the ordinary course administration and operation of the Sellers’ banking accounts with such institutions; (vii) Liens provided under the Exit Credit Documents; (viii) Liens permitted by clauses (e), (f), (g) (provided such Liens do not materially impair the value of the property which they encumber), (j), (k), (l)(i) and (ii), (q), (r), (s), (t), or (u) of Section 7.01 of the Opco Credit Agreement (as in effect on the date hereof), such provisions set forth in this clause (viii) being applicable to all Sellers whether or not such Seller is a party to any of the Opco Loan Documents; and (ix) Liens on the BofA Cash Collateral.

“Person” means any individual, corporation, limited liability company, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Body or other entity.

“Plan” means the Joint Plan of Reorganization for Station Casinos, Inc. and its Affiliated Debtors (Dated March 24, 2010) [Docket No. 1131] as the same may be amended, in form and substance acceptable to Purchaser and the Required Consenting Lenders, pursuant to which, inter alia,  the transactions contemplated by this Agreement and the Propco Reorganization shall be consummated and all Going Private Transaction Causes of Action (as defined in the Plan) held by and among the Debtors, the non-Debtor Affiliates of the Debtors, and their Estates (as defined in the Plan) shall be fully and finally settled and released.

“Prepetition Secured Parties” means collectively, the Opco Agent, the Lenders, the Hedge Banks, the Supplemental Administrative Agent and each co-agent or sub-agent appointed by the Opco Agent from time to time under, and as such terms are defined in the Opco Credit Agreement.

“Products” means any and all products developed, manufactured, marketed or sold by Sellers, whether work in progress or in final form.

“Propco” means FCP PropCo, LLC.

“Propco Assets” shall mean the following Assets and Properties as of the Closing:

(a)                                  all Assets and Properties of the Propco Entities; and

(b)                                 all Assets and Properties upon which Propco holds a valid, perfected Lien, as described in more detail on Schedule 1.1(b) (excluding any Assets and Properties not located on a Propco Property and on which Propco’s Lien attaches to only an undivided percentage interest in, and less than 100% of, such Assets and Properties).

For the avoidance of doubt, the characterization of any Assets and Properties as Propco Assets pursuant to this Agreement is without prejudice to the rights of any Person, in the event this Agreement is terminated, to dispute the title to such Propco Assets or the extent to which such Propco Assets are in fact subject to a valid and perfected Lien in favor of Propco.

“Propco Entities” means FCP MezzCo Parent, LLC, FCP MezzCo Parent Sub, LLC, FCP MezzCo Borrower VII, LLC, FCP MezzCo Borrower VI, LLC, FCP MezzCo Borrower V, LLC, FCP MezzCo Borrower IV, LLC, FCP MezzCo Borrower III, LLC, FCP MezzCo Borrower II, LLC, FCP MezzCo Borrower I, LLC, and Propco.

“Propco Plan Support Agreement” means the Plan Support Agreement, dated as of March 24, 2010 (as amended as of the date hereof and from time to time hereafter in accordance with its terms), by and among the Mortgage Lenders, Deutsche Bank AG and the Fertitta Parties (including the term sheet annexed as Attachment 1 thereto, as such term sheet may be amended from time to time in accordance with the terms of such Plan Support Agreement and including all annexes to the term sheet (the “Propco Term Sheet”).

“Propco Properties” means (i) Palace Station Hotel & Casino, (ii) Boulder Station Hotel & Casino, (iii) Sunset Station Hotel & Casino, (iv) Red Rock Casino Resort Spa, (v) the Wild Wild West Gambling Hall & Hotel, and (vi) Wild Wild West Assemblage.

“Propco Reorganization” means the consummation of the transactions and entry into the Contracts contemplated by the Propco Term Sheet, the Memorandum of Understanding, entered into as of March 23, 2010 (the “MOU”), by and among the Fertitta Parties, FC Investor LLC, Thomas Barrack, Jr., Colony Capital, LLC, and the other parties thereto from time to time, each for the purposes and in the capacities specified therein, the Settlement Agreement, entered into as of March 24, 2010 (the “Settlement Agreement”), by and among the Mortgage Lenders, the Mezz 1 Lenders, and the Junior CMBS Lenders (each as defined therein) (each as may be amended from time to time), and the Plan to reorganize Propco, including (a) the transfer of the Propco Properties to Purchaser or the Subsidiaries of Purchaser designated by Purchaser and (b) the entry into the New Propco Credit Agreement and the New Propco Land Loan Agreement and the funding of the loans contemplated to be funded thereunder on the effective date of the Plan, all with such changes as agreed to by Purchaser; provided that such changes will not adversely affect the Lenders under the Opco Credit Agreement in any material respect unless such change has been approved in writing by the Required Consenting Lenders.   With respect to the confirmation, authorization or approval by the Bankruptcy Court of the Propco Reorganization, the Plan, or any other document or agreement that references the Propco Reorganization, the parties hereto acknowledge and agree that any such confirmation, authorization or approval by the Bankruptcy Court shall be limited to transactions respecting the Debtors; provided that, the Bankruptcy Court shall not prohibit any transactions included in the Propco Reorganization among non-Debtors.  Notwithstanding the foregoing, to the extent that the terms of either the MOU or the Settlement Agreement conflict with the terms of this Agreement, such conflicting terms of the MOU and Settlement Agreement shall (except for purposes of Section 4.4(l)) be disregarded for the purposes of this Agreement and shall not be included in the definition of Propco Reorganization (other than for purposes of Section 4.4(l)).

“Public Software” means any Software that contains, or is derived in any manner (in whole or in part) from, any Software that is distributed as free software, open source software (e.g., Linux) or similar licensing or distribution models, including Software licensed or distributed under any of the following licenses or distribution models, or licenses or distribution models similar to any of the following:  (i) GNU’s General Public License (GPL) or Lesser/Library GPL (LGPL); (ii) the Artistic License (e.g., PERL); (iii) the Mozilla Public License; (iv) the Netscape Public License; (v) the Sun Community Source License (SCSL); (vi) the Sun Industry Standards License (SISL); (vii) the BSD License; and (viii) the Apache License.

“Purchased Assets” means the assets set forth on Exhibits A-1, B-1 and C-1, as modified pursuant to Section 2.6.

“Purchased Intellectual Property” means all intellectual property rights of Sellers, including those arising from or in respect of the following:  (i) all patents and applications therefor, including continuations, divisionals, continuations-in-part, or reissues of patent applications and patents issuing thereon (collectively, “Patents”), (ii) all trademarks, service marks, trade names, service names, brand names, all trade dress rights, logos, internet domain names and corporate names and general intangibles of a like nature, together with the goodwill associated with any of the foregoing, and all applications, registrations and renewals thereof (collectively, “Marks”), (iii) copyrights and registrations and applications therefor and works of authorship, and mask work rights (collectively, “Copyrights”), and (iv) all Software, Technology and Trade Secrets of Sellers.

“Purchaser” means FG Opco Acquisitions LLC, a Delaware limited liability company, or any of its assignees permitted hereunder.

“Purchasing Entities” means the Purchaser, IP Holdco and any controlled Affiliate of Purchaser designated pursuant to Section 2.1(c) or Section 2.2(c).

“Release” means any spilling, leaking, discharging, disposing, injecting, leaching, dumping, emitting, escaping, seeping or dispersal, including the migration through, into or upon any land, soil, surface water, groundwater or indoor or outdoor air, of any Hazardous Materials.

“Required Consenting Lenders” has the meaning specified in the Opco Plan Support Agreement.

“Seller Document” means any agreement, document, or instrument or certificate contemplated by this Agreement or to be executed by any Seller in connection with the consummation of the transactions contemplated by this Agreement.

“Sellers” means SCI, each of the Persons listed on Annex I and, other than for purposes of Sections 2.1 through 2.6, Section 8.2 and Exhibits A-1 through C-2, each of the Transferred Entities.

“Software” means any and all (i) computer programs, including any and all software implementations of algorithms, models and methodologies, whether in source code or object code, (ii) databases and compilations, including any and all data and collections of data, whether machine readable or otherwise, (iii) descriptions, flow-charts and other work product used to design, plan, organize and develop any of the foregoing, and (iv) all documentation including user manuals and other training documentation related to any of the foregoing.

“Subsidiary” means as to any Person, any other Person of which a majority of the outstanding voting securities or other voting equity interests are owned, directly or indirectly, through one or more intermediaries, or both, of such first Person.

“Successful Bidder” has the meaning set forth in the Bidding Procedures Order.

“Super Priority Notes” means “Super-Priority Notes” (if any) to be issued pursuant to the New Propco Credit Agreement, which are described in the Opco Term Sheet and shall be in form and substance satisfactory to Purchaser and the holders thereof.

“Tax Authority” means any federal, state or local government, or agency, instrumentality or employee thereof, charged with the administration of any law or regulation relating to Taxes.

“Taxes” means (i) all federal, state, local or foreign taxes, charges or other assessments, including all net income, gross receipts, capital, sales, use, ad valorem, value added, transfer, live entertainment, gaming, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation, property and estimated taxes, (ii) all interest, penalties, fines, additions to tax or additional amounts imposed by any taxing authority in connection with any item described in clause (i) and (iii) any Liability of any Seller for the payment of amounts with respect to payments of a type described in clauses (i) or (ii) as a result of being a member of an affiliated, consolidated, combined or unitary group, or as a result of any obligation of any Seller under any Tax sharing arrangement or Tax indemnity agreement.

“Tax Return” means all returns, declarations, reports, estimates, information returns and statements required to be filed in respect of any Taxes.

“Technology” means, collectively, all designs, formulae, algorithms, procedures, methods, techniques, ideas, know-how, research and development, technical data, programs, subroutines, tools, materials, specifications, processes, inventions (whether patentable or unpatentable and whether or not reduced to practice), apparatus, creations, improvements, works of authorship and other similar materials, and all recordings, graphs, drawings, reports, analyses, and other writings, and other tangible embodiments of the foregoing, in any form whether or not specifically listed herein, and all related technology, that are used in, incorporated in, embodied in, displayed by or relate to, or are used or useful in the design, development, reproduction, maintenance or modification of, any of the Products.

“Texas Station Ground Lease Agreement” means the Agreement (Re Texas Ground Lease), dated as of April 16, 2010, by and among Texas Gambling Hall & Hotel, Inc., Texas Station, LLC, a wholly owned subsidiary of SCI, and certain lenders as set forth on the signature pages thereto, without giving effect to any amendment thereof not approved in accordance with Section 9.10 hereof.

“Trade Secrets” means confidential information, ideas, research and development, compositions of matter, trade secrets, know-how, concepts, methods, processes, formulae, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, business plans, marketing plans, business proposals, marketing proposals, reports, data, mailing lists, business plans, drawings, functional specifications and other proprietary information that derives independent economic value from not being generally known to the public or to other Persons who can obtain economic value from its disclosure or use; provided, however, that Trade Secrets shall not include customer lists, databases, history and other information related to customers.

“Transaction Data” means, in each case with respect to an Included Property or a Propco Property, all data and information, and associated hardware used in the ordinary course of business by any of such casinos, and includes, but is not limited to, data relating to player tracking systems, slot and table games accounting systems, hotel reservations systems and ticket-in/ticket-out systems and all other transaction-based systems; identification of all vendors and existing Contracts (which may be redacted to exclude price or other sensitive information which a Seller is contractually prohibited from disclosing); all “Front of house ops systems” such as:  casino accounting, cage and count; franchising and merchandising operation systems; performance management (live, syndicated, televised, pay-per-view); value-added guest services systems (Wi-Fi, guest internet, lodgenet, pay-per-view, telephone); convention and conference contract development & management systems; safety, security, surveillance systems and CCTV infrastructure, hotel marketing and reservation channels (including call centers, internet, interfaces with external travel brokers), point of sale, kitchen and restaurant management systems; insurance contracts with third-parties; payroll accounting systems; and all inventory tracking systems, master item lists and similar information.  Any reference to “systems” above means data within such systems, but does not include Software.

“Transferred Entities” means the Persons listed in Item 7 of Exhibit A-1.

“Voteco” has the meaning set forth in the Propco Term Sheet.

“WARN” means the Worker Adjustment and Retraining Notification Act of 1988, as amended.

1.2                                 Terms Defined Elsewhere in this Agreement.  For purposes of this Agreement, the following terms have meanings set forth in the sections indicated:

Term	Section
Acquired Entity	5.8(c)
Agreement	Preamble
Allocation Schedule	13.3
Antitrust Division	9.4(a)
Antitrust Laws	9.4(b)
Assumption Motion	9.9(b)
Balance Sheet	5.4
Balance Sheet Date	5.4
Bankruptcy Case	Recitals
Bankruptcy Code	Recitals
Bankruptcy Court	Recitals
Cash Purchase Price	3.1
Closing	4.1
Closing Date	4.1
COBRA	5.13(f)
Competing Bid	8.1
Copyrights	1.1 (in Purchased Intellectual Property definition)
Cure Amounts	9.9(b)
Debtor Contracts	9.9(a)
Directors	9.4(a)
Employee Benefit Plans	5.13(a)
Excess AMT Amount	1.1 (in Confirmation Order definition)
Excluded Assets	2.4
Excluded Liabilities	2.5
Exhibit A Purchased Assets	2.1(a)
Exhibit A Assumed Liabilities	2.1(b)
Exhibit B Purchased Assets	2.2(a)
Exhibit B Assumed Liabilities	2.2(b)
Exhibit C Purchased Assets	2.3(a)
Exhibit C Assumed Liabilities	2.4(b)
Financial Statements	5.4
FTC	9.4(a)
GACC	9.4(a)
Gaming Entities	9.4(a)
JPM	9.4(a)
Line Items	5.4(b)
Marks	1.1 (in Purchased Intellectual Property definition)
Material Contracts	5.12(a)
Minimum FG/JPM/GACC Directors	9.4(a)
MOU	1.1 (in Plan definition)
New Individual Applicant	9.4(a)
Opco Term Sheet	1.1 (in Opco Plan Support Agreement definition)
NIGC	1.1 (in Gaming Authorities definition)

Term	Section
Owned Properties	5.9
Owned Software	5.11(a)
Parent Statements	5.4(b)
Patents	1.1 (in Purchased Intellectual Property definition)
Personal Property Leases	5.10
Pre-Closing Required O&M Licensees	9.4(a)
Propco Term Sheet	1.1 (in Propco Plan Support Agreement definition)
Previously Licensed Individuals	9.4(a)
Purchaser Documents	7.2
Purchaser Plans	10.2(a)
Qualified Plans	5.13(c)
Real Property Leases	5.9
SCI	Preamble
Seller Contract	2.6(a)
Seller Excess AMT Election Period	1.1 (in Confirmation Order definition)
Seller Properties	5.9
Sellers	Preamble
Settlement Agreement	1.1 (in Plan definition)
Super Priority Notes Election	3.1
Super Priority Notes Principal Amount	3.1
Termination Date	4.4(a)
Transferred Employees	10.1(a)
Transferred Equity Interest	Exhibit A-1
Transfer Taxes	13.1
Voteco Owners	9.4(a)
Wild Wild West Assemblage	Exhibit B-1

1.3                                 Other Definitional and Interpretive Matters.

(a)                                  Unless otherwise expressly provided, for purposes of this Agreement, the following rules of interpretation shall apply:

(i)                                     Calculation of Time Period.  When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded.  If the last day of such period is a non-Business Day, the period in question shall end on the next succeeding Business Day.

(ii)                                  Dollars.  Any reference in this Agreement to $ shall mean U.S. dollars.

(iii)                               Exhibits/Schedules.  All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein.  Any matter or item disclosed on one schedule shall be deemed to have been disclosed on each other schedule with respect to which the relevance of such disclosure to such other Schedule is readily apparent on the face of such disclosure.  Any capitalized terms used in any Schedule or Exhibit but not otherwise defined therein shall be defined as set forth in this Agreement.

(iv)                              Gender and Number.  Any reference in this Agreement to gender shall include all genders, and words imparting the singular number only shall include the plural and vice versa.

(v)                                 Headings.  The provision of a Table of Contents, the division of this Agreement into Articles, Sections and other subdivisions and the insertion of headings are for convenience of reference only and shall not affect or be utilized in construing or interpreting this Agreement.  All references in this Agreement to any “Section” or “Article” are to the corresponding Section or Article, respectively, of this Agreement unless otherwise specified.

(vi)                              Herein.  The words such as “herein,” “hereinafter,” “hereof,” and “hereunder” refer to this Agreement as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires.

(vii)                           Including.  The word “including” or any variation thereof means “including, without limitation” and shall not be construed to limit any general statement that it follows to the specific or similar items or matters immediately following it.

(viii)                        Performance.  References in Article V, Article VI, and Article VII to “performance hereof,” “performance of this Agreement,” “ consummation of the transactions contemplated hereby,” “consummation of the transactions contemplated by this Agreement” or similar references shall include the transfer and sale of all of the Assets and Properties that could constitute Purchased Assets (without giving effect to Section 2.6) and the assumption of all of the Liabilities that could constitute Assumed Liabilities (without giving effect to Section 2.6).

(b)                                 The parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

ARTICLE II

PURCHASE AND SALE OF ASSETS;
ASSUMPTION OF LIABILITIES

2.1                                 Exhibit A Purchased Assets and Assumed Liabilities.

(a)                                  Purchase and Sale of Assets.  On the terms and subject to the conditions set forth in this Agreement, at the Closing, Purchaser shall purchase, acquire and accept from Sellers free and clear of all Liens (other than Permitted Exceptions) and Sellers shall sell, transfer, assign, convey and deliver to Purchaser free and clear of all Liens (other than any

Permitted Exceptions) all of the Assets and Properties set forth on Exhibit A-1 hereto (the “Exhibit A Purchased Assets”).

(b)                                 Assumption of Liabilities.  On the terms and subject to the conditions set forth in this Agreement, at the Closing, Purchaser shall assume, effective as of the Closing, and shall timely perform and discharge in accordance with their respective terms, the Liabilities of Sellers set forth on Exhibit A-2 hereto (the “Exhibit A Assumed Liabilities”).

(c)                                  Purchasing Entities.  Notwithstanding the foregoing, Purchaser shall have the right to designate a controlled Affiliate to purchase the Exhibit A Purchased Assets, and to assume, perform and discharge the Exhibit A Assumed Liabilities, in each case, subject to the collateral designations set forth on the Exhibits A-1 and A-2.

2.2                                 Exhibit B Purchased Assets and Assumed Liabilities.

(a)                                  Purchase and Sale of Assets.  On the terms and subject to the conditions set forth in this Agreement, at the Closing, Purchaser shall purchase, acquire and accept from Sellers free and clear of all Liens (other than Permitted Exceptions) and Sellers shall sell, transfer, assign, convey and deliver to Purchaser free and clear of all Liens (other than any Permitted Exceptions) all of the Assets and Properties set forth on Exhibit B-1 hereto (the “Exhibit B Purchased Assets”).

(b)                                 Assumption of Liabilities.  On the terms and subject to the conditions set forth in this Agreement, at the Closing, Purchaser shall assume, effective as of the Closing, and shall timely perform and discharge in accordance with their respective terms, the Liabilities of Sellers set forth on Exhibit B-2 hereto (the “Exhibit B Assumed Liabilities”).

(c)                                  Purchasing Entities.  Notwithstanding the foregoing, Purchaser shall have the right to designate a controlled Affiliate to purchase the Exhibit B Purchased Assets, and to assume, perform and discharge the Exhibit B Assumed Liabilities, in each case, subject to the collateral designations set forth on the Exhibits B-1 and B-2.

2.3                                 Exhibit C Purchased Assets and Assumed Liabilities.

(a)                                  Purchase and Sale of Assets.  On the terms and subject to the conditions set forth in this Agreement, at the Closing, IP Holdco shall purchase, acquire and accept from Sellers free and clear of all Liens (other than Permitted Exceptions) and Sellers shall sell, transfer, assign, convey and deliver to IP Holdco free and clear of all Liens (other than any Permitted Exceptions) all of the Assets and Properties set forth on Exhibit C-1 hereto (the “Exhibit C Purchased Assets”).

(b)                                 Assumption of Liabilities.  On the terms and subject to the conditions set forth in this Agreement, at the Closing, IP Holdco shall assume, effective as of the Closing, and shall timely perform and discharge in accordance with their respective terms, the Liabilities of Sellers set forth on Exhibit C-2 hereto (the “Exhibit C Assumed Liabilities”).

2.4                                 Excluded Assets.  Nothing contained in this Agreement shall be deemed to sell, transfer, assign or convey the Assets and Properties of the Sellers set forth on Schedule 2.4 hereto (the “Excluded Assets”), and Sellers shall retain all right, title and interest to, in and under the Excluded Assets.

2.5                                 Excluded Liabilities.  Notwithstanding anything in this Agreement to the contrary, none of the Purchasing Entities shall assume or be liable for or be obligated to pay, perform or discharge any of the Liabilities set forth on Schedule 2.5 hereto (the “Excluded Liabilities”) and none of such Liabilities shall be Assumed Liabilities.

2.6                                 Modifications to Assets and Liabilities.

(a)                                  Within 20 days after the date hereof, the Sellers shall provide the Purchaser with a schedule of any Contract to which any Seller is a party or by which any Seller is bound or to which any Transferred Entity is a party or by which any Transferred Entity is bound (each a “Seller Contract”).  Such schedule shall include any outstanding monetary amounts (including any Cure Amounts) due, or anticipated to be due as of Closing (which the Sellers shall assume for purposes of creating the schedules contemplated by this Section 2.6(a) to be January 3, 2011 or such other date mutually agreed to by Sellers, on the one hand, and Purchaser, on the other hand).  No later than 30 days prior to the Auction Date, Sellers shall provide Purchaser with an updated schedule.  No later than three Business Days prior to the Auction Date, Purchaser shall provide Sellers with a list of all Seller Contracts that as of such date Purchaser has determined shall be included in the Purchased Assets (it being understood and agreed that nothing in this Section 2.6(a) shall limit Purchaser’s ability to modify such determination, including designating any such Seller Contracts or any other Seller Contracts as Excluded Assets or designating Seller Contracts previously designated as Excluded Assets as Purchased Assets in accordance with Section 2.6(b)).

(b)                                 At any time and from time to time prior to the date of the Confirmation Hearing, Purchaser may, without the approval of the Sellers, (i) designate any Assets and Properties of Sellers as Excluded Assets and (ii) designate any Excluded Assets as Purchased Assets; provided, that each Seller shall give notice to all applicable parties as required by Law with respect to any Seller Contract that is subsequently designated as a Purchased Asset.  In connection with each such designation, Purchaser shall provide to Sellers such modifications to Exhibits A-1, B-1 and C-1 and Schedule 2.4 required in order to reflect such designation; provided, however, that after the date hereof Purchaser may not designate as an Excluded Asset any Assets and Properties that would otherwise be an Exhibit A Purchased Asset or an Exhibit C Purchased Asset without the prior written consent of the Required Consenting Lenders (which consent shall not be unreasonably withheld, conditioned or delayed); provided, further, that the consent of the Required Consenting Lenders shall not be required for such designation if a Person has a valid and perfected Lien on such Assets and Properties that is senior to the Lien of the Opco Agent granted pursuant to the Opco Loan Documents (as in effect on the date hereof) on such Assets and Properties.

(c)                                  At any time and from time to time prior to the date of the Confirmation Hearing, Purchaser may amend Schedule 2.5 (without the approval of any Seller or Required Consenting Lender) to (i) add any Liabilities of Sellers as Excluded Liabilities or (ii) to remove any Liabilities of Sellers as Assumed Liabilities, in any written notice or notices delivered to Sellers; provided; however, that nothing in this Section 2.6(c) shall modify the consent rights of the Required Consenting Lenders as provided in Section 2.6(b) with respect to any Liability that can only be assumed if Assets and Properties of any Seller must be acquired to assume such Liability.

(d)           Notwithstanding any allocation set forth in Exhibits A-1 and B-1 hereto between New Propco (or its Subsidiaries) and New Opco (or its Subsidiaries) in respect of (i) information relating to customer play, purchases and activities at any properties of Sellers or Propco, (ii) all company-wide Business Information (whether in print, digital computerized or electronic form) that is not confidential as between one or more of the Included Properties and the Propco Properties, or (iii) current or new licenses for Software or other Intellectual Property that are (x) owned by third parties (e.g., parties other than Sellers, the Propco Entities or their Affiliates) and (y) used by both Sellers and by the Excluded Opco Entities or the Propco Entities in the operation of the Propco Properties, Purchaser may, in its discretion, elect to transfer all such information or licenses to IP Holdco; provided, that (x) customer database information described in clause (i) and the company-wide Business Information in clause (ii), shall only be transferred in its entirety as to both New Propco and New Opco and (y) Purchaser shall make any such elections under clause (i), (ii) or (iii) in a manner that applies equally to New Propco and New Opco and does not discriminate unfairly as between them), subject to the delivery of the licenses contemplated by Section 4.2(c).

(e)           Purchaser shall provide prompt written notice to the Opco Agent of any designations made by Purchaser pursuant to Section 2.6(b) or (c) with respect to Exhibit A Purchased Assets, Exhibit C Purchased Assets, Exhibit A Assumed Liabilities and Exhibit C Assumed Liabilities.

2.7          Unassignable Assets and Properties; Further Conveyances and Assumptions.

(a)           In the event that the Closing proceeds without the sale, transfer, assignment, conveyance or delivery of any Contract or Permit that would otherwise be a Purchased Asset of any non-Debtor Seller that is not capable of being sold, transferred, assigned, conveyed or delivered in the absence of the consent, approval, waiver, agreement or action of any other Person or Governmental Body without conflicting with, violating, constituting a default under or breaching such Contract or Permit such Contract or Governmental Permit, then following the Closing, the Sellers shall use their reasonable best efforts to obtain promptly such consents, approvals, waivers, agreements, or actions; provided, however, that neither Seller nor Purchaser nor any of their Affiliates shall be required to expend money, commence or participate in any litigation, offer or grant any accommodation or undertake any obligation or Liability, in each case financial or otherwise to any third party or Governmental Body.  Pending such consent, approval, waiver, agreement or action, the parties shall reasonably cooperate with each other to find and enter into mutually agreeable arrangements (to the extent any such arrangements are feasible) to provide the parties the economic (taking into account Tax costs and benefits) and operational equivalent, to the extent permitted, of obtaining such consent, approval, waiver, agreement or action and the performance by Purchaser of the obligations thereunder.  Once consent, approval, waiver, agreement or action for the sale, transfer, assignment, conveyance or delivery of any such Contract or Permit not sold, transferred, assigned, conveyed or delivered at the Closing is obtained, the applicable Seller shall sell, assign, transfer, convey and deliver such Contract or Permit to Purchaser or the applicable Purchasing Entity at no additional cost to Purchaser or the applicable Purchasing Entity.  To the extent that any such Contract or Permit cannot be transferred following the Closing pursuant to this Section 2.7(a), then Purchaser and Seller shall cooperate reasonably in an effort to find and enter into mutually agreeable arrangements (to the extent such arrangements are feasible) to provide the parties the economic (taking into account Tax costs and benefits) and operational equivalent, to the extent permitted, of obtaining such consent, approval, waiver, agreement or action and the performance by Purchaser of the obligations thereunder.  The applicable Seller shall hold in trust for and pay to Purchaser or the applicable Purchasing Entity promptly upon receipt thereof, all income, proceeds and other monies received by such Seller or an Affiliate thereof in respect of Purchaser’s performance of any such Contract, or Permit (net of any Transfer Taxes and any other costs imposed upon Seller) in connection with the arrangements under this Section 2.7(a).

(b)           From and after the date of the entry of the Confirmation Order, Sellers shall, or shall cause their Affiliates to, make available to the Purchasing Entities, to the extent permitted by Law, such data in personnel records of Transferred Employees as is reasonably necessary for the Purchasing Entities to transition such employees into their records.

(c)           From time to time following the Closing, Sellers and the Purchasing Entities shall, and shall cause their respective Affiliates to, execute, acknowledge and deliver all such further conveyances, notices, assumptions, releases and acquaintances and such other instruments, and shall take such further actions, as may be reasonably necessary or appropriate to assure fully to the Purchasing Entities and their respective successors or assigns, all of the properties, rights, titles, interests, estates, remedies, powers and privileges intended to be conveyed to the Purchasing Entities under this Agreement to assure fully to Sellers and their Affiliates and their successors and assigns, the assumption of the liabilities and obligations intended to be assumed by the Purchasing Entities under this Agreement, and to otherwise make effective the transactions contemplated hereby.

2.8          Bulk Sales.  Each non-Debtor Seller shall provide Purchaser with reasonable assurance of payment of all sums under NRS 244.335 and 244.3352 and comply with NRS 360.525 and 612.695 and any “bulk sales” Laws (including any requirement for Purchaser or Seller to withhold any amount from payment of the Cash Purchase Price) that are or may be applicable to the sale of the Purchased Assets of such Seller pursuant to this Agreement if Purchaser directs such Seller to comply with such laws, provided that Purchaser provides such notice no later than the Auction Date.

ARTICLE III

CONSIDERATION

3.1          Consideration.  The aggregate consideration for the Purchased Assets shall be (a) an amount in cash equal to $317 million, less the Excess AMT Amount, if any, less the Super Priority Notes Principal Amount, plus the Gun Lake Reimbursement proceeds in excess of $20 million (the “Cash Purchase Price”), (b) $430 million in aggregate principal amount of Opco Term Loans less the Gun Lake Reimbursement proceeds in excess of $20 million, (c) $25 million in aggregate principal amount of Landco Loans, (d) if Purchaser elects to pay the Excess Cash Shortfall Amount that would otherwise be required for the Opco Agent or the

Prepetition Secured Parties, as the case may be, to receive cash payments in an amount equal to the Cash Purchase Price by issuing up to $43 million in aggregate principal amount of Super Priority Notes by delivering to Sellers one Business Day prior to the Closing written notice (the “Super Priority Notes Election”) of such election and the principal amount of Super Priority Notes to be issued (the “Super Priority Notes Principal Amount”), Super Priority Notes in aggregate principal amount equal to the Super Priority Principal Amount, and (e) the assumption of the Assumed Liabilities.

3.2          Payment of Cash Purchase Price.

(a)           Sellers hereby direct the Purchaser to pay the Cash Purchase Price directly to the Prepetition Secured Parties or to the Opco Agent, as the Opco Agent shall direct by written instruction delivered to Purchaser at least five Business Days prior to the Closing, and agree that the Cash Purchase Price, when so paid, shall (i) discharge Purchaser’s obligations to pay such amounts directly to Sellers and (ii) shall constitute value given in exchange for the transfers of Purchased Assets hereunder.

(b)           On the Closing Date, Purchaser shall pay the Cash Purchase Price to the Prepetition Secured Parties or to the Opco Agent, as the Opco Agent shall direct by written instruction delivered to Purchaser at least five Business Days prior to the Closing, pursuant to the Plan, which shall be paid by wire transfer of immediately available funds into an account designated by the Opco Agent, provided that Purchaser may deliver or cause to be delivered to the Prepetition Secured Parties Excess Cash and Gun Lake Reimbursement to pay a portion of the Cash Purchase Price (or offset a portion of the Cash Purchase Price with such Excess Cash and Gun Lake Reimbursement).

ARTICLE IV

CLOSING AND TERMINATION

4.1          Closing Date.  Subject to the satisfaction of the conditions set forth in Sections 11.1, 11.2 and 11.3 hereof (or the waiver thereof by the party entitled to waive that condition), the closing of the purchase and sale of the Purchased Assets and the assumption of the Assumed Liabilities provided for in Article II hereof (the “Closing”) shall take place at the offices of Milbank, Tweed, Hadley & McCloy LLP located at 601 S. Figueroa St., Suite 3000, Los Angeles, CA 90017 or at such other place as the parties may designate in writing) at 10 a.m. (Pacific time) on the date that is three Business Days following the satisfaction or waiver of the conditions set forth in Article XI (other than conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions), unless another time or date, or both, are agreed to in writing by the parties hereto.  The date on which the Closing shall be held is referred to in this Agreement as the “Closing Date.”  Unless otherwise agreed by the parties in writing, the Closing shall be deemed effective and all right, title and interest of Sellers to be acquired by Purchaser (or any Purchasing Entity) hereunder shall be considered to have passed to Purchaser (or any Purchasing Entity) as of 12:01 a.m. (Pacific time) on the Closing Date.

4.2          Deliveries by Sellers.  At the Closing, Sellers shall deliver to Purchaser and the applicable Purchasing Entity:

(a)           duly executed bills of sale in the form and substance reasonably satisfactory to the Purchaser, the Required Consenting Lenders and Sellers;

(b)           duly executed assignment and assumption agreements in the form and substance reasonably satisfactory to the Purchaser, the Required Consenting Lenders and Sellers and duly executed assignments of the U.S. and state trademark registrations and applications included in the Purchased Intellectual Property, in a form suitable for recording in the U.S. Patent and Trademark Office and the applicable Secretary of State offices, and general assignments of all other Purchased Intellectual Property;

(c)           (i) all duly executed agreements required to form, effectuate and commence the activities of IP Holdco, (ii) a duly executed license among IP Holdco and New Opco and each of its Subsidiaries, pursuant to which IP Holdco grants to New Opco and each of its Subsidiaries a perpetual, worldwide license in and to all Purchased Intellectual Property owned by IP Holdco, as further set forth therein; (iii) a duly executed license among IP Holdco and New Propco and each of its Subsidiaries (other than New Opco and each of its Subsidiaries), pursuant to which IP Holdco grants to such designee a perpetual, worldwide license in and to all Purchased Intellectual Property owned by IP Holdco, as further set forth therein; and (iv) all other agreements, duly executed, that are necessary or desirable to confirm and validate the rights of New Opco, New Propco and IP Holdco with respect to their respective ownership of or right to use any Purchased Intellectual Property;

(d)           special warranty or grant bargain sale deeds in proper statutory form for recording and otherwise in form and substance reasonably satisfactory to Purchaser conveying good and marketable title to the Owned Property, free and clear of all Liens (other than Permitted Exceptions);

(e)           a duly executed State of Nevada Declaration of Value in the form and substance reasonably satisfactory to the Purchaser, the Required Consenting Lenders and Sellers;

(f)            certificates of title or origin (or like documents) with respect to any vehicles or other equipment included in the Purchased Assets for which a certificate of title or origin is required in order to transfer title;

(g)           an assignment and assumption agreement, in recordable form, with respect to each of the Real Property Leases, duly executed by the applicable Seller and in form and substance reasonably satisfactory to Purchaser; and

(h)           all other instruments of conveyance and transfer, in form and substance reasonably acceptable to Purchaser, as may be necessary to convey the Purchased Assets to the applicable Purchasing Entity.

4.3          Deliveries by Purchaser.  At the Closing, Purchaser or the applicable Purchasing Entity shall deliver to Sellers:

(a)           the Cash Purchase Price, in immediately available funds paid directly to the Prepetition Secured Parties;

(b)           duly executed assignment and assumption agreements in the form and substance reasonably acceptable to the Purchaser, the Required Consenting Lenders and Sellers;

(c)           a duly executed State of Nevada Declaration of Value in the form and substance reasonably acceptable to the Purchaser, the Required Consenting Lenders and Sellers; and

(d)           such other documents, instruments and certificates as Sellers may reasonably request to document the assumption of the Assumed Liabilities by the applicable Purchasing Entity.

4.4          Termination of Agreement.  This Agreement may be terminated prior to the Closing as follows:

(a)           by Purchaser or Sellers, if the effective date of the Plan and the Closing have not occurred by the close of business on January 3, 2011 (such date, as extended pursuant to clauses (i), (iii) or (iv) of this paragraph (a), the “Termination Date”); provided, however, that (i) the Purchaser may, for any reason or no reason, by delivering written notice to Sellers at least five Business Days prior to the Termination Date, extend the Termination Date one or more times to no later than March 31, 2011, (ii) if the effective date of the Plan or the Closing shall not have occurred on or before the Termination Date due solely to a material breach of any representations, warranties, covenants or agreements contained in this Agreement by Purchaser or any Seller, then the Purchaser (if Purchaser is the breaching party) or the Sellers (if any Seller is a breaching party) may not terminate this Agreement pursuant to this Section 4.4(a) unless such material breach has been cured and a period of time beyond January 3, 2011 has passed that is equal to the time such breach was ongoing; (iii) if all of the conditions set forth in Article XI (other than conditions that by their nature are to be satisfied on the Closing Date and with respect to which no facts or circumstances exist that would cause such conditions not to be satisfied on the Closing Date) are satisfied or have been waived as of the Termination Date other than the condition set forth in Section 11.3(e)(i), then the Termination Date shall automatically extend to March 31, 2011; and (iv) if all of the conditions set forth in Article XI (other than (x) conditions that by their nature are to be satisfied on the Closing and with respect to which no facts or circumstances exist that would cause such conditions not to be satisfied on the Closing Date or (y) the condition set forth in Section 11.3(e)(i)) are satisfied or have been waived as of the Termination Date, other than Section 11.3(d), solely because the Confirmation Order is subject to appeal by a U.S. federal Governmental Body, then the Termination Date shall automatically extend to June 30, 2011; provided, further that if the Termination Date is extended pursuant to this clause (iv) the Sellers shall, at the written direction of the Opco Agent, terminate this Agreement at any time after March 31, 2011 if the Confirmation Order remains subject to appeal by a U.S. federal Governmental Body as of the date of termination of this Agreement, provided that the Opco Agent (at the direction of the Required Consenting Lenders) has delivered to

Purchaser and SCI a written direction notice to terminate this Agreement at least 10 days prior to the date of such termination (which notice may be provided to Purchaser and SCI prior to March 31, 2011 and upon the expiration of the notice period this Agreement shall be deemed to have been terminated without the necessity of any further action or notice); provided, however, that Sellers shall not terminate this Agreement, and such written direction of the Opco Agent shall have no further force and effect, if prior to the date of such termination Purchaser has waived as a condition to Closing the existence of such appeal.

(b)           by mutual written consent of Sellers, Purchaser and the Required Consenting Lenders;

(c)           by Purchaser, if any of the conditions to the obligations of Purchaser set forth in Section 11.1 or 11.3 shall have become incapable of fulfillment (including the condition to closing in Section 11.3(i)) other than as a result of a breach by Purchaser of any covenant or agreement contained in this Agreement, and such condition is not waived by Purchaser;

(d)           by Sellers, if any condition to the obligations of Sellers set forth in Section 11.2 or 11.3 shall have become incapable of fulfillment (including the condition to closing in Section 11.3(i)) other than as a result of a breach by any Seller of any covenant or agreement contained in this Agreement, and such condition is not waived by Sellers;

(e)           by Purchaser, if there shall be a breach by any Seller of any representation, warranty, covenant or agreement contained in this Agreement which would result in a failure of a condition set forth in Section 11.1 or 11.3 and which breach cannot be cured or has not been cured by the earlier of (i) forty-five (45) Business Days after the giving of written notice by Purchaser to Sellers of such breach and (ii) the Termination Date;

(f)            by Sellers, if there shall be a breach by Purchaser of any representation, warranty, covenant or agreement contained in this Agreement which would result in a failure of a condition set forth in Section 11.2 or 11.3 and which breach cannot be cured or has not been cured by the earlier of (i) forty-five (45) Business Days after the giving of written notice by Sellers to Purchaser of such breach and (ii) the Termination Date;

(g)           by Sellers or Purchaser if there shall be in effect a final nonappealable Order of a Governmental Body of competent jurisdiction restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby; it being agreed that the parties hereto shall promptly appeal any adverse determination which is not nonappealable (and pursue such appeal with reasonable diligence subject to the conditions and terms of this Agreement);

(h)           by Purchaser or Sellers if the Bankruptcy Court has not entered the Confirmation Order on or prior to October 31, 2010; provided that, if the Confirmation Order includes a finding that there is an Excess AMT Amount, the Seller Excess AMT Election Period has not expired and the Opco Agent has not made an election to adjust the Cash Purchase Price by the Excess AMT Amount, such date shall be extended to the date on which the Seller Excess AMT Election Period expires;

(i)            by Purchaser, if the Bankruptcy Court has not approved the Bidding Procedures Order and an Order approving the MLCA on or prior to June 10, 2010;

(j)            by Purchaser or Sellers, if a Person other than Purchaser is selected as the Successful Bidder and Purchaser’s bid is not selected as the Alternate Bid;

(k)           by Purchaser or Sellers, if a Person other than Purchaser is selected as the Successful Bidder by the Opco Debtors (as defined in the Bidding Procedures Order) and Purchaser’s bid is selected as the Alternate Bid and the Alternate Bid Expiration Date has occurred, all in accordance with the Bidding Procedures Order;

(l)            by Purchaser, at any time prior to June 21, 2010, if Purchaser is not satisfied with its tax diligence of the tax consequences of the transactions contemplated under this Agreement and the Plan; or

(m)          by Purchaser or Sellers if the Opco Plan Support Agreement has terminated (other than by reason of termination under Section 2.1(b) thereof).

4.5          Procedure Upon Termination.  In the event of termination and abandonment by Purchaser or Sellers, or both, pursuant to Section 4.4, written notice thereof shall forthwith be given to the other party or parties, and this Agreement shall terminate, and the purchase of the Purchased Assets hereunder shall be abandoned, without further action by Purchaser or Sellers.  If this Agreement is terminated as provided herein each party shall redeliver all documents, work papers and other material of any other party relating to the transactions contemplated hereby, whether so obtained before or after the execution hereof, to the party furnishing the same.

4.6          Effect of Termination.  (a) In the event that this Agreement is validly terminated as provided herein, then except with respect to this Section 4.6 and Section 8.3, each of the parties shall be relieved of its duties and obligations arising under this Agreement after the date of such termination and such termination shall be without liability to Purchaser or Sellers.

(b)           Nothing in this Section 4.6 shall relieve Purchaser or Sellers of any liability for a breach of this Agreement prior to the date of termination.  The damages recoverable by the non-breaching party shall include all attorneys’ fees reasonably incurred by such party in connection with the transactions contemplated hereby.

ARTICLE V

REPRESENTATIONS AND WARRANTIES
OF SELLERS

The Sellers hereby represent and warrant to Purchaser that (it being understood that the term Sellers for purposes of this Article V excludes the Excluded Opco Entities):

5.1          Organization and Good Standing.  Each Seller is a corporation or limited liability company duly incorporated, organized or formed, validly existing and in good standing under the laws of its jurisdiction of its organization or formation and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now conducted.  Each

Seller is duly qualified or authorized to do business as a foreign corporation and is in good standing under the laws of each jurisdiction in which it owns or leases real property and each other jurisdiction in which the conduct of its business or the ownership of its properties requires such qualification or authorization, except where the failure to be so qualified, authorized or in good standing has not had and would not reasonably be expected to have, individually or in the aggregate, an Opco Material Adverse Effect.

5.2          Authorization of Agreement.  Except for such authorization as is required by the Bankruptcy Court (as hereinafter provided for), each Seller has all requisite power, authority and legal capacity to execute, deliver and perform this Agreement and has all requisite power, authority and legal capacity to execute, deliver and perform the Seller Documents, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby.  The execution, delivery and performance of this Agreement and the Seller Documents and the consummation of the transactions contemplated hereby and thereby have been duly authorized and requires no other approvals by each Seller.  This Agreement has been, and each of the Seller Documents will be at or prior to the Closing, duly and validly executed and delivered by the Sellers party thereto and (assuming the due authorization, execution and delivery by the other parties hereto and thereto, the entry of the Confirmation Order and the 363 Sale Orders) this Agreement constitutes, and each of the Seller Documents when so executed and delivered will constitute, legal, valid and binding obligations of the Sellers party thereto enforceable against such Sellers in accordance with their respective terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws generally affecting creditors’ rights and remedies in the case of non-Debtor Sellers, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

5.3          Conflicts; Consents of Third Parties.

(a)           Except as set forth on Schedule 5.3(a), none of the execution, delivery or performance by any Seller of this Agreement or the Seller Documents, the consummation of the transactions contemplated hereby or thereby, or compliance by any Seller with any of the provisions hereof or thereof will conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of consent, termination, cancellation or acceleration, or result in the loss of any benefit or right, or result in the imposition of any Lien or the right to exercise any rights, under any provision of (i) the articles of incorporation and by-laws, certificate of formation or limited liability company agreement, or comparable organizational documents of any Seller or Opco Joint Venture; (ii) subject to entry of the Confirmation Order and the 363 Sale Orders, any Contract or Permit to which any Seller or Opco Joint Venture is a party or by which any of the properties or assets of any Seller is bound; (iii) subject to entry of the Confirmation Order and the 363 Sale Orders, any Order of any Governmental Body applicable to any Seller or Opco Joint Venture or any of the properties or assets of such Seller or Opco Joint Venture as of the date hereof; or (iv) subject to entry of the Confirmation Order and the 363 Sale Orders, any applicable Law, other than, in the case of clauses (ii), (iii) and (iv), such conflicts, violations, defaults, terminations or cancellations that have not had and would not reasonably be expected to have, individually or in the aggregate, an Opco Material Adverse Effect.

(b)           Except as set forth on Schedule 5.3(b), no consent, waiver, approval, Order, Permit or authorization of, or declaration or filing with, or notification to any Person or Governmental Body is required on the part of any Seller in connection with the execution and delivery of this Agreement or the Seller Documents, the compliance by any Seller with any of the provisions hereof or thereof, the consummation of the transactions contemplated hereby or thereby or the taking by such Seller of any other action contemplated hereby or thereby, except for (i) compliance with the applicable requirements of the HSR Act; (ii) the entry of the Confirmation Order, (iii) any approvals or filing of notices required under the Gaming Laws; (iv) such consents, approvals, orders, authorizations, permits, filings, declarations or registrations related to, or arising out of, compliance with statutes, rules or regulations regulating the consumption, sale or serving of alcoholic beverages or the possible renaming or rebranding of the operations at the Business by the Purchaser subsequent to the Closing; and (v) such other consents, waivers, approvals, Orders, Permits, authorizations, declarations, filings and notifications, the failure of which to obtain or make has not had and would not reasonably be expected to have, individually or in the aggregate, an Opco Material Adverse Effect.

5.4          Financial Statements.  (a)     Sellers have delivered to Purchaser copies of  the unaudited combined balance sheets of the Subsidiaries of SCI (excluding the Excluded Opco Entities, the Propco Entities and any other Subsidiaries of SCI that are not Sellers (so long as equity interests of such non-Seller Subsidiaries  are not being transferred or sold pursuant to this Agreement)) as at December 31, 2009 and March 31, 2010 (the balance sheet at March 31, 2010 is referred to as the “Balance Sheet” and such March 31, 2010 date  is referred to as the “Balance Sheet Date”) and the related combined  statements of income of such Subsidiaries of SCI (excluding the Excluded Opco Entities, the Propco Entities and any other Subsidiaries of SCI that are not Sellers (so long as equity interests of such non-Seller Subsidiaries  are not being transferred or sold pursuant to this Agreement)) for the 12-month period ended December 31, 2009 and the three month period ended March 31, 2010 (such unaudited balance sheets and statements  of income, including the related notes and schedules thereto, are referred to herein as the “Financial Statements”), in each case as attached hereto as Schedule 5.4(a). Except as provided in the notes to such Financial Statements, each of the Financial Statements has been prepared from books and records maintained in good faith by such Subsidiaries of Sellers consistent with past practice and consistent with the audited consolidated financial statements of SCI and its Subsidiaries as at and for the year ended December 31, 2009 and present fairly in all material respects the combined financial position and results of operations of such Subsidiaries of Sellers (excluding the Excluded Opco Entities, the Propco Entities and any other Subsidiaries of SCI that are not Sellers (so long as equity interests of such non-Seller Subsidiaries  are not being transferred or sold pursuant to this Agreement)) as at the dates and for the periods indicated therein, subject to customary audit adjustments and the absence of complete notes.

(b)           Sellers have delivered to Purchaser a schedule of the following line items from the balance sheet of SCI as of March 31, 2010, in each case as attached hereto as Schedule 5.4(b):  “Cash and cash equivalents”, “Restricted cash”, “Receivables, net”, “Prepaid expenses”, “Property and equipment, net”, “Other assets, net”, “Accounts payable”, “Accrued expenses and other current liabilities” and “Other long-term liabilities, net” (collectively the “Line Items”).  The Line Items  are  the end result of the preparation of the financial statements of SCI as at  and for the period ended March 31, 2010. Those SCI financial statements (the “Parent Statements”) have been prepared in accordance with GAAP from books and records maintained in good faith by SCI consistent with past practice and consistent with the audited consolidated financial statements of SCI and its Subsidiaries as at and for the year ended December 31, 2009.  The Parent Statements  are fairly stated in all material respects in relation to the consolidated financial statements of SCI and Subsidiaries as of and for the period ending March 31, 2010.  The Line Items are fairly stated in all material respects in relation to the Parent Statements.

(c)           Notwithstanding the foregoing, the Sellers make no representation or warranty in this Section 5.4 with respect to financial data or other financial information of any Propco Entity or Propco Asset.

5.5          Operations Since Balance Sheet Date.  Except as set forth on Schedule 5.5, since the Balance Sheet Date, there has been no Opco Material Adverse Effect.

5.6          No Undisclosed Liabilities.  Except as set forth on Schedule 5.6 or reflected on the Financial Statements, Sellers do not have any Liabilities other than Liabilities not required to be disclosed on a balance sheet prepared in accordance with GAAP, Liabilities incurred in the Ordinary Course of Business since the Balance Sheet Date, Liabilities incurred from the negotiation, drafting and performance of this Agreement, Excluded Liabilities and Liabilities that have not had, or would not reasonably be expected to have, individually or in the aggregate, an Opco Material Adverse Effect.

5.7          Title to Purchased Assets.  Except as set forth in Schedule 5.7, and other than the real property subject to the Real Property Leases, intellectual property licensed to Sellers and the personal property subject to the Personal Property Leases, Sellers have good, valid and marketable title to each of the Purchased Assets, and Purchaser (and any Purchasing Entity) will be vested with good, valid and marketable title to such Purchased Assets, free and clear of all Liens, other than Permitted Exceptions, to the fullest extent permissible under Section 363(f) of the Bankruptcy Code and, with respect to any Purchased Assets owned by Sellers which are not Debtors (as defined in the Plan), the Bankruptcy Court shall find in the Confirmation Order that the assets will be transferred free and clear of all Liens except Permitted Exceptions.

5.8          Taxes.  (a) Except as set forth on Schedule 5.8(a), (i) Sellers have timely filed all Tax Returns required to be filed with the appropriate Tax Authorities in all jurisdictions in which such Tax Returns are required to be filed (taking into account any extension of time to file granted or to be obtained on behalf of any Seller) and all Taxes shown to be payable on such Tax Returns have been paid (ii) all Tax Returns filed by Sellers are complete and accurate in all material respects; (iii) Sellers have paid all material Taxes imposed on them or on the Purchased Assets by a Governmental Body other than Taxes that are being contested in good faith and for which adequate reserves have been provided in accordance with GAAP; (iv) all Taxes required to be withheld by Sellers (including from employees of the Business for income taxes and social security and other payroll Taxes) have been collected or withheld, and either paid to the respective Tax Authorities, set aside in accounts for such purpose, or accrued, reserved against and entered upon the books of the Business; and (v) none of the Purchased Assets is properly treated as owned by persons other than the applicable Seller for income Tax purposes.

(b)           No transaction contemplated by this Agreement is subject to withholding under Section 1445 of the Code.

(c)           Except as set forth on Schedule 5.8(c), with respect to any Transferred Equity Interest or the equity interests in CV PropCo, LLC, no issuer of any such equity interest or any Person in which such issuer owns an equity interest (each, an “Acquired Entity”) has, at any time since its formation through the Closing Date, been taxable as a corporation for federal income tax purposes and no Acquired Entity has any liability for Taxes of another person under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law).

(d)           With respect to any Transferred Equity Interest, all Tax sharing arrangements and Tax indemnity arrangements with relating to the issuer of any such equity interest or any Subsidiary of any such issuer will terminate prior to the Closing Date and neither such issuer of a Transferred Equity Interest nor any Subsidiary of any such issuer shall have any liability thereunder on or after the Closing Date.

5.9          Real Property.  Schedule 5.9 sets forth a complete list (including a description in reasonable detail and with dimensions of the related real property) of (i) all real property and interests in real property owned by Sellers and not included in the Propco Assets or set forth in Exhibit B-1 hereto (individually, an “Owned Property” and collectively, the “Owned Properties”), (ii) all real property and interests in real property leased, subleased or otherwise occupied by Sellers as lessee or lessor and not included in the Propco Assets or set forth in Exhibit B-1 hereto (individually, a “Real Property Lease” and collectively, the “Real Property Leases”; the Owned Properties and the Real Property Leases being referred to herein individually as a “Seller Property” and collectively as the “Seller Properties”) as lessee or lessor.  Sellers have good, valid and marketable fee simple title to each Owned Property, free and clear of all Liens of any nature whatsoever except (A) Liens set forth on Schedule 5.9 and (B) Permitted Exceptions.  To the Knowledge of Sellers, no Seller has received any written notice of any default or event that with notice or lapse of time, or both, would constitute a default by any Seller under any of the Real Property Leases.

5.10        Tangible Personal Property.  Schedule 5.10 sets forth all leases of personal property (“Personal Property Leases”) involving an annual payment in excess of $250,000 relating to personal property used by any Seller in the Business or to which any Seller is a party or by which the properties or assets of any Seller is bound.  No Seller has received any written notice of any default or event that with notice or lapse of time or both would constitute a default by any Seller under any of the Personal Property Leases.

5.11        Intellectual Property; Software.

(a)           Schedule 5.11(a)(1) contains a list and description of all registered Patents, Copyrights and Marks owned by Sellers, and all applications to register the same owned by Sellers.  Schedule 5.11(a)(2) contains  a list and description of (i) all material Software owned by Sellers or which Sellers purport to own (the “Owned Software”), and (ii) all material Software not owned by Sellers which is licensed to Sellers or currently used by Sellers.

(b)           Except as disclosed in Schedule 5.11(b), with respect to Patents, Copyrights and Marks required to be disclosed in Schedule 5.11(a)(1):  (i) all issued Patents, Copyrights and Marks are valid and in force, and all applications to register any Patent, Copyright or Mark are pending and in good standing, without challenge of any kind; and (ii) there are no pending or, to the Knowledge of Sellers, threatened interferences, re-examinations, oppositions or cancellation proceedings involving the Patents, Copyrights and Marks.

(c)           Schedule 5.11(c) contains a list and description of all material Intellectual Property Licenses that relate to any Patents, Marks, Software or Copyrights used by Sellers.  No Seller has received any written notice of any default or any event that with notice or lapse of time, or both, would constitute a default under any material Intellectual Property Licenses to which any Seller is a party or by which it is bound.

(d)           Except as set forth on Schedule 5.11(d), (i) Sellers own all right, title and interest in and to, or have valid licenses to use, all material Purchased Intellectual Property used by them in the Ordinary Course of Business, except to the extent the failure to be the owner or the valid licensee would not have, and would not be reasonably likely to have, individually or in the aggregate, an Opco Material Adverse Effect; and (ii) Sellers own all right, title and interest in and to all material Purchased Intellectual Property developed or created by, or partly developed or created by, employees, agents, consultants or contractors.  There is no material intellectual property (other than the intellectual property set forth in subsections 5.11(d)(i) and 5.11(d)(ii) herein or that covered by an Intellectual Property license) necessary for Sellers to conduct the Business as currently conducted or planned to be conducted.

(e)           Except as set forth on Schedule 5.11(e):  (i) no claim of any infringement, misappropriation, violation or dilution of any Purchased Intellectual Property or any intellectual property of any other Person has been made or asserted by or against Sellers in respect of the operations of the Business; (ii) no proceedings are pending or, to the Knowledge of Sellers, threatened against Sellers that challenge the validity, ownership or use of any Purchased Intellectual Property owned by Sellers; and (iii) no Person infringes, misappropriates or violates any Purchased Intellectual Property owned by or licensed to Sellers, except as has not had and would not reasonably be expected to have, individually or in the aggregate, an Opco Material Adverse Effect.

(f)            Except as disclosed in Schedule 5.11(f):  (i) Sellers have not transferred any right, title or interest in or to any material Software other than such license rights that are set forth in the agreements listed in Schedule 5.11(c); (ii) Sellers have maintained and protected the material Owned Software (including all source code and system specifications) with appropriate measures as are necessary to protect the proprietary information contained therein; and (iii) any material Owned Software includes the source code, system documentation, statements of principles of operation and schematics, as well as any pertinent commentary, explanation, program (including compilers), workbenches, tools, and higher level (or “proprietary”) language used for the development, maintenance, implementation and use thereof, to the extent they exist.

(g)           Except as set forth in Schedule 5.11(g), Sellers have not used any Public Software in, nor incorporated or embedded any Public Software into any Purchased Intellectual

Property owned by Sellers or into any product, service, application, Software, equipment, machinery or process used by, exclusively licensed by or distributed in whole or in part by Sellers.

5.12        Material Contracts.

(a)           Schedule 5.12(a) sets forth all of the following Contracts to which any Seller is a party or by which it is bound (collectively, the “Material Contracts”):

(i)            Contracts with any Affiliate or current or former officer or director of any Seller (other than Contracts made in the Ordinary Course of Business on terms generally available to similarly-situated non-affiliated parties);

(ii)           Contracts with any labor union or association representing any employees of any Seller;

(iii)          Contracts for the sale of any of the assets of the Business, other than in the Ordinary Course of Business, for consideration in excess of $250,000;

(iv)          Contracts relating to the acquisition by any Seller of any operating business or the capital stock of any other Person, in each case for consideration in excess of $ 250,000;

(v)           Contracts relating to incurrence of Indebtedness or the making of any loans, in each case involving amounts in excess of $250,000;

(vi)          Contracts relating to any guarantee of the obligations of customers, suppliers, officers, directors, employees, Affiliates or others;

(vii)         Any keep-well agreement, development agreement or management agreement with obligations in excess of $250,000; or

(viii)        Contracts material to the operation of the Business.

(b)           Except as set forth on Schedule 5.12(b), no Seller has received any written notice of any default or event that with notice or lapse of time or both would constitute a default by any Seller under any Material Contract, except for defaults that have not had and would not reasonably be expected to have, individually or in the aggregate, an Opco Material Adverse Effect.  Except as set forth on Schedule 5.12(b), each Seller has fulfilled and performed its obligations under each of the Material Contracts, and no Seller has received written notice that it is in breach or default thereunder.  Schedule 5.12(b) sets forth a list of each Material Contract to which a non-Debtor Seller is a party or by which any non-Debtor Seller is bound which by its terms requires the consent, approval or waiver of the other party thereto in order to be assigned.

5.13        Employee Benefits.

(a)           Schedule 5.13(a) lists all Employee Benefit Plans.  For purposes of this Agreement, the term “Employee Benefit Plans” means any employee benefit plan as defined in

Section 3(3) of ERISA, and all other material employee benefit or compensation arrangements or payroll practices, including, bonus plans, consulting or other compensation agreements, incentive, equity or equity-based compensation, or deferred compensation arrangements, stock purchase, severance pay, sick leave, vacation pay, salary continuation, disability, hospitalization, medical insurance, life insurance, scholarship programs maintained by any Seller or to which any Seller contributed or is obligated to contribute thereunder for current or former employees of the any Seller.

(b)           True, correct and complete copies of the following documents, with respect to each of the Employee Benefit Plans have been made available to Purchaser (A) any plans and related trust documents, and all amendments thereto, (B) the most recent Forms 5500 for the past three (3) years and schedules thereto, (C) the most recent financial statements and actuarial valuations for the past three (3) years, (D) the most recent IRS determination letter and (E) the most recent summary plan descriptions (including letters or other documents updating such descriptions).

(c)           Each of the Employee Benefit Plans intended to qualify under Section 401 of the Code (“Qualified Plans”) has been determined by the IRS to be so qualified, and, except as disclosed on Schedule 5.13(c), to the Knowledge of Sellers, nothing has occurred with respect to the operation of any such plan which could reasonably be expected to result in the revocation of such favorable determination letter.  There are no actions, suits or claims (other than routine claims for benefits) pending or, to the Knowledge of Sellers, threatened involving such Qualified Plans or the assets of such Plans other than such actions, suits or claims which have not had and would not reasonably be expected to have, individually or in the aggregate, an Opco Material Adverse Effect.

(d)           All contributions and premiums required by law or by the terms of any Employee Benefit Plan or any agreement relating thereto have been timely made (taking into account any waivers granted with respect thereto) to any funds or trusts established thereunder or in connection therewith in all material respects.

(e)           Neither any Seller, nor any trade or business (whether or not incorporated) which is under common control, or which is treated as a single employer, with any Seller under Section 414(b), (c), (m) or (o) of the Code, have incurred any liability under Title IV of ERISA or Section 412 of the Code.

(f)            None of the Employee Benefit Plans which are “welfare benefit plans” within the meaning of Section 3(1) of ERISA provide for continuing benefits or coverage for any participant or any beneficiary of a participant post-termination of employment except as may be required under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”).

(g)           Each of the Employee Benefit Plans has been maintained in accordance with its terms and all provisions of applicable Law, and there has been no notice issued by any Governmental Body questioning or challenging such compliance, except as would not reasonably be expected to result in Liability to the Purchaser.

(h)           Except as set forth on Schedule 5.13(h), neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any payment becoming due to any employee of any Seller; (ii) increase any benefits otherwise payable under any Employee Benefit Plan; or (iii) result in the acceleration of the time of payment or vesting of any such benefits.  None of such matters will result in any Liability to any Purchasing Entity.

5.14        Labor.  (a) Except as set forth on Schedule 5.14(a), no Seller is a party to any labor or collective bargaining agreement.

(b)           Except as set forth on Schedule 5.14(b), and except as has not had and would not, individually or in the aggregate, reasonably be expected to result in an Opco Material Adverse Effect, (i) there is no labor strike, slowdown, work stoppage, organizational activity, lockout, picketing, or other material labor dispute involving any Seller actually pending or, to the Knowledge of Sellers, threatened, (ii) no complaint, charge, investigation, or Legal Proceeding by or before any Governmental Body brought by or on behalf of any employee, prospective employee, former employee, retiree, labor organization or other representative of Seller’s employees is pending or, to the Knowledge of Sellers, threatened against any Seller, (iii) no grievance is pending or, to the Knowledge of Sellers, threatened against any Seller, (iv) no Seller is a party to, or otherwise bound by, any consent decree with, or citation by, any Governmental Body relating to employees or employment or labor relations practices, and (v) each Seller is in material compliance with its obligations under all applicable Laws relating to wages, hours, immigration, discrimination in employment, workplace health and safety, workers’ compensation, labor relations, and collective bargaining, and is not liable for any arrears of wages or any taxes or penalties for failure to comply with any of the foregoing.  Each Seller is in compliance with WARN and comparable state laws and has no liabilities pursuant to WARN or any comparable state laws.

5.15        Litigation.  Except as set forth on Schedule 5.15, no Seller is subject to any Order and there are no Legal Proceedings pending or, to the Knowledge of Sellers, threatened against any Seller before any Governmental Body, which, if adversely determined, would result in assessments, judgments, or penalties of greater than $250,000 that is not covered by insurance.

5.16        Compliance with Laws; Permits.

(a)           Sellers are in compliance with all Laws applicable to their respective operations or assets or the Business, except where the failure to be in compliance has not had and would not reasonably be expected to have, individually or in the aggregate, an Opco Material Adverse Effect and except with respect to Environmental Laws.  No Seller has received any written notice of or been charged with the violation of any Laws, except where such violation has not had and would not reasonably be expected to have, individually or in the aggregate, an Opco Material Adverse Effect.

(b)           Sellers currently have all Permits which are required for the operation of the Business as presently conducted, except where the absence of which has not had and would not reasonably be expected to have, individually or in the aggregate, an Opco Material Adverse Effect.  Neither any Seller nor the Gun Lake Enterprise is in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of any term, condition or provision of any Permit to which it is a party, except where such default or violation has not had, and would not reasonably be expected to have, individually or in the aggregate, an Opco Material Adverse Effect.

5.17        Environmental Matters.  The representations and warranties contained in this Section 5.17 are the sole and exclusive representations and warranties of Sellers pertaining or relating to any environmental, health or safety matters, including any arising under any Environmental Laws or relating to Hazardous Materials.  Except as set forth on Schedule 5.17 hereto or in each case as has not had, and would not reasonably be expected to have, individually or in the aggregate, an Opco Material Adverse Effect, to the Knowledge of the Sellers:

(a)           the operations of Sellers are currently in compliance with all applicable Environmental Laws;

(b)           Sellers have obtained all Permits required under all applicable Environmental Laws necessary for the construction and operation of the Seller Properties and the Business, and the Seller Properties and the Business are in compliance with all terms and conditions of such Permits;

(c)           there has been no Release of Hazardous Materials at, on or from any Properties or Assets or otherwise related to Sellers’ operations thereon (including the treatment or disposal of any Hazardous Materials at or from the Seller Properties) which has resulted or would reasonably be expected to result in the imposition of any Liability or remedial obligation under Environmental Laws.

(d)           No Seller is the subject of any Legal Proceeding, request for information or outstanding Order or Contract with any Governmental Body or other Person respecting any non-compliance with Environmental Laws or any Release of a Hazardous Material; and

(e)           No Seller has received any written communication in the five years prior to the date of this Agreement from any Governmental Body or other Person alleging either or both that any Seller is or may be in violation of any Environmental Law, or any Permit issued pursuant to Environmental Law, or may have any liability under any Environmental Law.

5.18        Financial Advisors.  Except as set forth on Schedule 5.18, no Person has acted, directly or indirectly, as a broker, finder or financial advisor for any Seller in connection with the transactions contemplated by this Agreement and no Person is entitled to any fee or commission or like payment from Purchaser or any Seller in respect thereof.

5.19        Sufficiency of Purchased Assets.  The Purchased Assets will, taking into account this Agreement, the Plan and the transactions contemplated hereby and thereby, and subject to the exceptions set forth in Schedule 5.19, constitute in all material respects all of the assets necessary to conduct the Business immediately after the Closing in substantially the same manner as conducted on the date hereof and the Closing Date; provided, however, that nothing in this Section 5.19 shall be deemed to constitute a representation or warranty as to the adequacy of the amounts of cash or working capital.

5.20        Condition of Purchased Assets.  Except as forth on Schedule 5.20, the Purchased Assets constituting tangible property, taken as a whole, are in adequate operating condition and repair, other than usual wear and tear, are usable in the Ordinary Course of Business and conform in all material respects to applicable Laws, except to the extent as individually and in the aggregate has not had, and would not reasonably be expected to have, an Opco Material Adverse Effect.

5.21        No Other Representations or Warranties; Schedules.  Except for the representations and warranties contained in this Article V (as modified by the Schedules hereto), no Seller nor any other Person makes any other express or implied representation or warranty with respect to any Seller, the Business, the Purchased Assets, the Assumed Liabilities or the transactions contemplated by this Agreement, and Sellers disclaim any other representations or warranties, whether made by Sellers, any Affiliate of Sellers or any of their respective officers, directors, employees, agents or representatives.  The disclosure of any matter or item in any schedule hereto shall not be deemed to constitute an acknowledgment that any such matter is required to be disclosed or is material or that such matter would result in an Opco Material Adverse Effect.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES OF EXCLUDED OPCO ENTITIES

Each Excluded Opco Entity hereby represents and warrants to Purchaser that:

6.1          Organization and Good Standing.  Each Excluded Opco Entity is a corporation or limited liability company duly incorporated, organized or formed, validly existing and in good standing under the laws of the State of Nevada and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now conducted.  Each Excluded Opco Entity is duly qualified or authorized to do business as a foreign corporation and is in good standing under the laws of each jurisdiction in which it owns or leases real property and each other jurisdiction in which the conduct of its business or the ownership of its properties requires such qualification or authorization, except where the failure to be so qualified, authorized or in good standing has not had and would not reasonably be expected to have, individually or in the aggregate, an Excluded Opco Entity Material Adverse Effect.

6.2          Authorization of Agreement.  Except for such authorization as is required by the Bankruptcy Court (as hereinafter provided for), each Excluded Opco Entity has all requisite power, authority and legal capacity to execute, deliver and perform this Agreement and each Excluded Opco Entity has all requisite power, authority and legal capacity to execute, deliver and perform the Excluded Opco Entity Documents, to perform their respective obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby.  The execution, delivery and performance of this Agreement and the Excluded Opco Entity Documents and the consummation of the transactions contemplated hereby and thereby have been duly authorized and requires no other approvals by any Excluded Opco Entity.  This Agreement has been, and each of the Excluded Opco Entity Documents will be at or prior to the Closing, duly and validly executed and delivered by each Excluded Opco Entity and (assuming the due authorization, execution and delivery by the other parties hereto and thereto, the entry of the Confirmation Order and the 363 Sale Orders) this Agreement constitutes, and each of the Excluded Opco Entity Documents when so executed and delivered will constitute, legal, valid and binding obligations of each Excluded Opco Entity enforceable against each Excluded Opco Entity in accordance with their respective terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws generally affecting creditors’ rights and remedies in the case of non-Debtor Excluded Opco Entity, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

6.3          Conflicts; Consents of Third Parties.

(a)           Except as set forth on Schedule 6.3(a), none of the execution, delivery or performance by the Excluded Opco Entities of this Agreement or the Excluded Opco Entity Documents, the consummation of the transactions contemplated hereby or thereby, or compliance by the Excluded Opco Entities with any of the provisions hereof or thereof will conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of consent, termination, cancellation or acceleration, or result in the loss of any benefit or right, or result in the imposition of any Lien or the right to exercise any rights, under any provision of (i) the articles of incorporation and by-laws, certificate of formation or limited liability company agreement, or comparable organizational documents of any Excluded Opco Entity; (ii) subject to entry of the Confirmation Order and the 363 Sale Orders, any Contract or Permit to which any Excluded Opco Entity is a party or by which any of the properties or assets of any Excluded Opco Entity is bound; (iii) subject to entry of the Confirmation Order and the 363 Sale Orders, any Order of any Governmental Body applicable to any Excluded Opco Entity or any of the properties or assets of any Excluded Opco Entity as of the date hereof; or (iv) subject to entry of the Confirmation Order and the 363 Sale Orders, any applicable Law, other than, in the case of clauses (ii), (iii) and (iv), such conflicts, violations, defaults, terminations or cancellations that have not had and would not reasonably be expected to have, individually or in the aggregate, an Excluded Opco Entity Material Adverse Effect.

(b)           Except as set forth on Schedule 6.3(b), no consent, waiver, approval, Order, Permit or authorization of, or declaration or filing with, or notification to any Person or Governmental Body is required on the part of any Excluded Opco Entity in connection with the execution and delivery of this Agreement or the Excluded Opco Entity Documents, the compliance by any Excluded Opco Entity with any of the provisions hereof or thereof, the consummation of the transactions contemplated hereby or thereby or the taking by any Excluded Opco Entity of any other action contemplated hereby or thereby, except for (i) compliance with the applicable requirements of the HSR Act; (ii) the entry of the Confirmation Order and the 363 Sale Orders; (iii) any approvals or filing of notices required under the Gaming Laws; (iv) such consents, approvals, orders, authorizations, permits, filings, declarations or registrations related to, or arising out of, compliance with statutes, rules or regulations regulating the consumption, sale or serving of alcoholic beverages or the possible renaming or rebranding of the operations at the Business by the Purchaser subsequent to the Closing; and (v) such other consents, waivers, approvals, Orders, Permits, authorizations, declarations, filings and notifications, the failure of which to obtain or make has not had and would not reasonably be expected to have, individually or in the aggregate, an Excluded Opco Entity Material Adverse Effect.

6.4          No Other Representations or Warranties; Schedules.  Except for the representations and warranties contained in this Article VI (as modified by the Schedules hereto), no Excluded Opco Entity nor any other Person makes any other express or implied representation or warranty with respect to any Excluded Opco Entity, the Business, the Purchased Assets, the Assumed Liabilities or the transactions contemplated by this Agreement, and Excluded Opco Entities disclaim any other representations or warranties, whether made by Excluded Opco Entities, any Affiliate of Excluded Opco Entities or any of their respective officers, directors, employees, agents or representatives.  The disclosure of any matter or item in any schedule hereto shall not be deemed to constitute an acknowledgment that any such matter is required to be disclosed or is material or that such matter would result in an Excluded Opco Entity Material Adverse Effect.

ARTICLE VII

REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser hereby represents and warrants to the Sellers that:

7.1          Organization and Good Standing.  Purchaser is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite limited liability company power and authority to own, lease and operate its properties and to carry on its business as now conducted.

7.2          Authorization of Agreement.  Purchaser has full limited liability company power and authority to execute and deliver this Agreement and each other agreement, document, instrument or certificate contemplated by this Agreement or to be executed by Purchaser in connection with the consummation of the transactions contemplated hereby and thereby (the “Purchaser Documents”), and to consummate the transactions contemplated hereby and thereby.  The execution, delivery and performance by Purchaser of this Agreement and each Purchaser Document have been duly authorized by all necessary limited liability company action on behalf of Purchaser.  This Agreement has been, and each Purchaser Document will be at or prior to the Closing, duly executed and delivered by Purchaser and (assuming the due authorization, execution and delivery by the other parties hereto and thereto) this Agreement constitutes, and each Purchaser Document when so executed and delivered will constitute, the legal, valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

7.3          Conflicts; Consents of Third Parties.

(a)           Except as set forth on Schedule 7.3, none of the execution and delivery by Purchaser of this Agreement or the Purchaser Documents, the consummation of the transactions contemplated hereby or thereby, or the compliance by Purchaser with any of the provisions hereof or thereof will conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination or cancellation under any provision of (i) the certificate of formation, operating agreement or other governing documents of Purchaser, (ii) any Contract or Permit to which Purchaser is a party or by which Purchaser or its properties or assets are bound or (iii) any Order of any Governmental Body applicable to Purchaser or by which any of the properties or assets of Purchaser are bound or (iv) any applicable Law.

(b)           No consent, waiver, approval, Order, Permit or authorization of, or declaration or filing with, or notification to, any Person or Governmental Body is required on the part of Purchaser in connection with the execution and delivery of this Agreement or the Purchaser Documents, the compliance by Purchaser with any of the provisions hereof or thereof, the consummation of the transactions contemplated hereby or thereby or the taking by Purchaser of any other action contemplated hereby or thereby, or for Purchaser to conduct the Business, except for compliance with the applicable requirements of the HSR Act and the Gaming Laws, and specifically, obtaining the Gaming Approvals.

7.4          Financial Advisors.  No Person has acted  as a broker, finder or financial advisor for Purchaser in connection with the transactions contemplated by this Agreement and no Person is entitled to any fee or commission or like payment in respect thereof.

7.5          Commitment Letter.  A true, accurate and complete copy of an executed commitment letter in the form of Exhibit F hereto to provide equity financing to Purchaser has been delivered to Sellers prior to the date hereof.  As of the date hereof, the foregoing commitment letter, in the form so delivered, is a legal, valid and binding obligation of the parties thereto.  As of the date hereof, the foregoing commitment letter is in full force and effect and has not been withdrawn or terminated (and no party thereto has indicated an intent to so withdraw or terminate) or otherwise amended or modified in any respect and Purchaser is not in breach of any the terms or conditions set forth therein.

ARTICLE VIII

BANKRUPTCY COURT MATTERS

8.1          Competing Transaction.  This Agreement is subject to approval by the Bankruptcy Court and the consideration by Sellers of higher or better competing bids (each a “Competing Bid”) solely in accordance with the procedures specified in the Bidding Procedures Order.  From the date hereof (and any prior time) and until the transaction contemplated by this Agreement is consummated, Sellers are permitted to cause its representatives and Affiliates to initiate contact with, solicit or encourage submission or any inquiries, proposals or offers by, any Person (in addition to Purchaser and its Affiliates, agents and representatives) in connection with any sale or other disposition of the Purchased Assets solely in accordance with, and as provided in the Bidding Procedures Order.  In addition, Sellers shall have the responsibility and obligation to respond to any inquiries or offers to purchase all or any part of the Purchased Assets and perform any and all other acts related thereto which are required by the Bidding Procedures Order, the Bankruptcy Code or other applicable law, including supplying information relating to the Business, the Excluded Opco Entities (other than the Propco Assets and the assets contemplated by Annex 1 of the MLCA to be acquired by New Propco) and the assets of Sellers to prospective purchasers as provided in, the Bidding Procedures Order.

8.2          Bankruptcy Court Actions.  Promptly following the date of entry of the Confirmation Order, each of the Sellers that is not then a Debtor shall commence a chapter 11 proceeding.  Sellers shall file with the Bankruptcy Court all papers and take all actions reasonably necessary to obtain entry of the Confirmation Order and the 363 Sale Orders.  Without limiting the foregoing, Sellers shall provide actual notice of the relief sought to be obtained through entry of the Confirmation Order and the 363 Sale Orders, in form and substance reasonably acceptable to Purchaser, the Required Consenting Lenders and Sellers, to (a) Governmental Bodies who have asserted or, in the Sellers’ or Purchaser’s reasonable judgment, could assert claims against any of the Sellers, (b) each Lender, and (c) any other Person who has asserted or, in the Sellers’ or Purchaser’s reasonable judgment, could assert claims against any of the Sellers.  Sellers shall also request the Bankruptcy Court establish a bar date for administrative claims to occur prior to the effective date of the Plan.  Purchaser agrees that it will promptly take such actions as are reasonably requested by Sellers to assist in obtaining entry of the Confirmation Order, the 363 Sale Orders and the Bidding Procedures Order and a finding of adequate assurance of future performance by Purchaser, including furnishing affidavits or other documents or information for filing with the Bankruptcy Court for the purposes, among others, of providing necessary assurances of performance by Purchaser under this Agreement and demonstrating that Purchaser is a “good faith” purchaser under Section 363(m) of the Bankruptcy Code.  In the event the entry of the Confirmation Order, the 363 Sale Orders or the Bidding Procedures Order shall be appealed, Sellers and Purchaser shall use their respective reasonable efforts to defend such appeal.

8.3          Approval of Expense Reimbursement.  Sellers shall pay the Expense Reimbursement on the first Business Day following consummation of a Competing Bid in accordance with the Bidding Procedures Order.

8.4          Bidding Procedures Order and Plan.  Except as contemplated therein, SCI shall not, and shall cause each of its Subsidiaries not to, amend either the Bidding Procedures Order or the Plan without the prior written consent of the Required Consenting Lenders and Purchaser, such consent not to be unreasonably withheld, conditioned or delayed.

ARTICLE IX

COVENANTS

9.1          Access to Information.  Sellers agree that, prior to the Closing Date, Purchaser shall be entitled, through their respective officers, employees and representatives (including, their respective legal advisors and accountants), to make such investigation of the properties, businesses and operations of the Business and such examination of the books and records of the Business, the Purchased Assets and the Assumed Liabilities as it reasonably requests and to make extracts and copies of such books and records.  Any such investigation and examination shall be conducted during regular business hours upon reasonable advance notice and under reasonable circumstances and shall be subject to restrictions under applicable Law, including

Gaming Laws.  Sellers shall cause the officers, employees, consultants, agents, accountants, attorneys and other representatives of Sellers to cooperate with Purchaser and/or its representatives in connection with such investigation and examination, and Purchaser and its representatives shall reasonably cooperate with Sellers and its representatives and shall use their reasonable efforts to minimize any disruption to the Business.  Notwithstanding anything herein to the contrary, no such investigation or examination shall be permitted to the extent that it would require any Seller to disclose information subject to attorney-client privilege or conflict with any confidentiality obligations to which any Seller is bound so long as the Sellers have taken all reasonable steps to permit inspection or examination of or to disclose information on a basis that does not compromise such privilege or violate such confidentiality obligations.  In addition, no such investigation or examination shall include any intrusive investigation or sampling, such as a Phase II environmental investigation, of any of the properties of the Business without Sellers’ prior written consent, which shall not be unreasonably withheld, conditioned or delayed.

9.2          Conduct of the Business Pending the Closing.

(a)           Prior to the Closing, except (1) as set forth on Schedule 9.2(a), (2) as required by applicable Law (including any binding Bankruptcy Court Order), (3) as otherwise expressly required by this Agreement or (4) with the prior written consent of Purchaser (which consent shall not be unreasonably withheld, conditioned or delayed), Sellers shall and shall cause the Transferred Entities to:

(i)            conduct the Business only in the Ordinary Course of Business; and

(ii)           use their commercially reasonable efforts to (A) preserve the present business operations, organization and goodwill of the Business, and (B) preserve the present relationships with customers and suppliers of the Business.

(b)           Except (1) as set forth on Schedule 9.2(b), (2) as required by applicable Law (including any binding Bankruptcy Court Order), (3) as otherwise expressly required by this Agreement or (4) with the prior written consent of Purchaser (which consent shall not be unreasonably withheld, conditioned or delayed), Sellers shall not and shall not permit any Transferred Entity to, solely as it relates to the Business:

(i)            other than in the Ordinary Course of Business, (A) materially increase the annual level of compensation of any director or executive officer of any Seller, (B) grant any unusual or extraordinary bonus, benefit or other direct or indirect compensation to any director or executive officer, (C) materially increase the coverage or benefits available under any (or create any new) Employee Benefit Plan or (D) enter into any employment, deferred compensation, severance, consulting, non-competition or similar agreement (or amend any such agreement) with a director or executive officer of any Seller, except, in each case, as required by applicable Law from time to time in effect or by any of the Employee Benefit Plans;

(ii)           make or rescind any material election relating to Taxes, settle or compromise any claim, action, suit, litigation, proceeding, arbitration, investigation, audit or controversy relating to Taxes, or except as may be required by applicable Law or GAAP, make any material change to any of its methods of accounting or methods of reporting income or deductions for Tax or accounting practice or policy from those employed in the preparation of its most recent Tax Returns;

(iii)          subject any of the Purchased Assets to any Lien, except for Permitted Exceptions;

(iv)          acquire any material properties or assets that would be Purchased Assets or sell, assign, license, transfer, convey, lease or otherwise dispose of any material Purchased Assets (except pursuant to an existing Contract for fair consideration in the Ordinary Course of Business or for the purpose of disposing of obsolete or worthless assets);

(v)           enter into any Contract that if entered into prior to the date hereof would be a Material Contract or amend or modify any Material Contract in a manner adverse to the Business or the Purchaser, or extend the term of any Material Contract;

(vi)          (x) accelerate or delay collection of any notes or accounts receivable generated by the Business in advance of or beyond their regular due dates or the dates they would have been collected in the Ordinary Course of Business, (y) delay or accelerate payment of any account payable or other liability of the Business beyond or in advance of its due date or the date when such liability would have been paid in the Ordinary Course of Business or (z) otherwise alter their practices relating to current assets or current liabilities or other items that could affect Excess Cash;

(vii)         incur, assume or guarantee any Indebtedness or amend, modify or change the terms of any Indebtedness;

(viii)        cancel or compromise any material debt or claim or waive or release any material right of any Seller that constitutes a Purchased Asset except in the Ordinary Course of Business;

(ix)           make any capital expenditures that in the aggregate with all other capital expenses incurred from and after April 1, 2010, are in excess of $26 million;

(x)            enter into, modify or terminate any labor or collective bargaining agreement or, through negotiation or otherwise, make any commitment or incur any liability to any labor organization; or

(xi)           agree to do anything prohibited by this Section 9.2.

(c)           Without the prior written consent of the Purchaser (which consent shall not be unreasonably withheld, conditioned or delayed), none of the Sellers shall (or authorize or permit any Affiliate or Opco Joint Venture, or any other Person with respect to which any Seller has the right or ability, directly or indirectly, by contract or otherwise, to control or prevent such action, to) enter into any Contract that contains, or amend, change, supplement or otherwise modify (including through any conditional waiver) any existing Contract to include, any provision or term (i) prohibiting, or requiring the consent of any Person in connection with, the assignment to any Purchasing Entity of any Contract to which any Seller is a party or the sale or transfer of any Assets and Properties of any Seller to any Purchasing Entity or (ii) providing for any one or more of the following relating to any Person’s Ownership or Management or any change therein: (A) any acceleration of any right or benefit of any party to any Contract or of any of its Affiliates (other than of any Seller), (B) any loss of any benefit or right of any party to any Contract or of any of their respective Affiliates, (C) any right of termination, cancellation or modification for any party to any Contract or for any of its Affiliates (other than for any Seller) or (D) any other right or event that adversely affects Purchaser or the Mortgage Lenders.  The parties understand and agree that Purchaser has provided its written consent with respect to the documents attached hereto as Schedule 9.2(c), but not to any changes, supplements or other modifications thereto.

9.3          Consents.  Sellers shall use their reasonable best efforts, and Purchaser shall reasonably cooperate with Sellers, to obtain at the earliest practicable date all consents, approvals, waivers, agreements and actions, in form and substance reasonably acceptable to Purchaser, from any party to any Seller Contract or any Contract to which a Transferred Entity is a party or bound required to be obtained and any other consent, approval, waiver, agreement or action required or advisable to consummate the transactions contemplated by this Agreement, including Permits and the consents and approvals referred to in Section 5.3(b) hereof; provided, however, that Sellers and the Transferred Entities shall not pay any consideration, grant any accommodation or undertake any Liability therefor or agree to amend or modify any Seller Contract or any Contract to which any Transferred Entity is a party or bound  in connection therewith without the prior written consent of Purchaser.

9.4          Regulatory Approvals.

(a)           If necessary, Purchaser and Sellers shall (i) make or cause to be made all filings required of each of them or any of their respective Subsidiaries or Affiliates under the HSR Act or other Antitrust Laws or Gaming Laws or other applicable Laws with respect to the transactions contemplated hereby as promptly as practicable and, in any event, within five (5) Business Days after the Auction Date in the case of all filings required under the HSR Act, all filings required by other Antitrust laws and all filings under Gaming Laws to obtain the Gaming Approvals, (ii) comply at the earliest practicable date with any request under the HSR Act or other Antitrust Laws or Gaming Laws or other applicable Laws for additional information, documents, or other materials received by each of them or any of their respective Subsidiaries from Federal Trade Commission (the “FTC”), the Antitrust Division of the United States Department of Justice (the “Antitrust Division”) or any other Governmental Body in respect of such filings or such transactions, and (iii) cooperate with each other in connection with any such filing (including providing the non-filing party with a reasonable opportunity to review and comment on drafts of such filings and considering in good faith all such reasonable comments) and in connection with resolving any investigation or other inquiry of any of the FTC, the Antitrust Division or other Governmental Body with respect to any such filing or any such transaction.  Each such party shall use reasonable best efforts to furnish to each other all information required for any application or other filing to be made pursuant to any applicable law in connection with the transactions contemplated by this Agreement.  Each such party shall promptly inform the other parties hereto of any oral communication with, and provide copies of written communications with, any Governmental Body regarding any such filings or any such transaction.  No party hereto shall independently participate in any formal meeting with any Governmental Body in respect of any such filings, investigation, or other inquiry without giving the other parties hereto prior notice of the meeting and, to the extent permitted by such Governmental Body, the opportunity to attend and/or participate.  Subject to applicable Law, the parties hereto will consult and cooperate with one another in connection with any analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of any party hereto relating to proceedings under the HSR Act or other Antitrust Laws, Gaming Laws or other applicable Laws.  Sellers and Purchaser may, as each deems advisable and necessary, reasonably designate any competitively or personally sensitive material provided to the other under this Section 9.4 as “outside counsel only.”  Such materials and the information contained therein shall be given only to the outside legal counsel of the recipient and will not be disclosed by such outside counsel to agents, consultants, employees, officers, or directors of the recipient, unless express written permission is obtained in advance from the source of the materials (Sellers or Purchaser, as the case may be).  Notwithstanding anything in this Agreement to the contrary, no party shall be obligated to make available to any other party any of its confidential or proprietary information in any drafts of filings or filings required under Antitrust Laws or Gaming Laws, including tabular information in any filing required by the HSR Act.   With respect to filings and applications of New Propco, Voteco, any of their respective Subsidiaries and Affiliates and any other entity as directed by the Gaming Authority  (the “Gaming Entities”), and each individual director, officer or manager of a Gaming Entity, necessary to obtain Gaming Approvals, (i) for individuals who must be licensed, approved or otherwise found suitable under Nevada Gaming Law to be directors (or the equivalent in light of the limited liability company structure) of each Gaming Entity (such individuals, “Directors”), Purchaser agrees that at least five individuals (or four in the event that FG designates two, rather than three individuals to serve as non-independent directors designated by FG), including at least one individual designated by JPMorgan Chase Bank, N.A. (or its successor) as Mortgage Lender (“JPM”), one individual designated by German American Capital Corporation (or its successor) as Mortgage Lender (“GACC”) and one individual designated by FG, shall be either presently or,  within the past five (5) years, have been previously, licensed, approved or otherwise found suitable by the Nevada Gaming Authorities, and shall remain (or, if previously but not currently licensed, approved or found suitable, shall have remained during any period in which they maintained their licensed, approved or suitability status) in good standing with the Nevada Gaming Authorities (each such individual, a “Previously Licensed Individual”) and (ii) for individuals who must be licensed, approved or otherwise found suitable under Nevada Gaming Law to be officers or managers of a Gaming Entity, Purchaser agrees in its discussions with the Nevada Gaming Authorities to seek to minimize the number of such officers and managers that must be licensed, approved or otherwise found suitable under Nevada Gaming Law prior to and as a condition to Closing (the “Pre-Closing Required O&M Licensees”, it being understood that various individuals may be permitted by the Nevada Gaming Authorities to serve in their respective capacities from and after Closing while their applications are pending without the pendency of such applications resulting in a delay in the Gaming Approvals necessary for the Closing), and to designate, to the extent practicable, Previously Licensed Individuals as Pre-Closing Required O&M Licensees. The parties understand and agree that Purchaser may present for approval, licensure or other findings of suitability in such filings and applications or in other filings and applications, no more than three individuals to serve as Directors who have not been previously approved, licensed or found suitable by the Nevada Gaming Authorities (such persons, “New Individual Applicants”), of which not more than one will be designated by JPM and not more than two will be designated by GACC; provided that (x) the failure of any New Individual Applicants to receive all necessary approvals, licenses, or other findings of suitability shall not, in and of itself, constitute a failure of Section 11.3(e)(i) to be satisfied, and (y) Purchaser and Sellers shall, with respect to the New Individual Applicants and Previously Licensed Individuals (provided that the Minimum FG/JPM/GACC Directors, as defined below, receive all necessary approvals, licenses and other findings of suitability from applicable Gaming Authorities as required under Gaming Laws to serve in the applicable positions at the Gaming Entities), use their reasonable best efforts to withdraw, suspend or amend the involved application and remove such New Individual Applicant or Previously Licensed Individual as a Director, officer or manager as necessary in order to obtain the applicable Gaming Approval prior to January 3, 2011 or such later date to which the Termination Date is extended if the Termination Date is extended pursuant to Section 4.4(a) hereof.   Notwithstanding the foregoing, Purchaser acknowledges and agrees that if at least one Director from each of FG, JPM and GACC  has been approved by the Gaming Authorities (the “Minimum FG/JPM/GACC Directors”), the failure to receive the approval of any other Director shall not, in and of itself, constitute a failure of Section 11.3(e)(i).  Each of Purchaser and Sellers shall use reasonable best efforts to promptly respond to any request for information of any Gaming Authority whose approval is required in order to consummate the transaction contemplated hereby in connection with their respective applications and shall use reasonable best efforts to take all actions reasonably necessary to assist such Gaming Authorities in the processing of the applications so submitted.

(b)           Each of Purchaser and Sellers shall use its reasonable best efforts to resolve such objections, if any, as may be asserted by any Governmental Body with respect to the transactions contemplated by this Agreement under the HSR Act, the Sherman Act, as amended, the Clayton Act, as amended, the Federal Trade Commission Act, as amended, and any other United States federal or state or foreign statutes, rules, regulations, orders, decrees, administrative or judicial doctrines or other laws that are designed to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade (collectively, the “Antitrust Laws”).  In connection therewith, if any Legal Proceeding is instituted (or threatened to be instituted) challenging any transaction contemplated by this Agreement is in violation of any Antitrust Law, each of Purchaser and Sellers shall cooperate and use its best efforts to contest and resist any such Legal Proceeding, and to have vacated, lifted, reversed, or overturned any decree, judgment, injunction or other order whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents, or restricts consummation of the transactions contemplated by this Agreement, including by pursuing all available avenues of administrative and judicial appeal and all available legislative action, unless, by mutual agreement, Purchaser and Sellers decide that litigation is not in their respective best interests.  Each of Purchaser and Sellers shall use its reasonable best efforts to take such action as may be required to cause the expiration of the notice periods under the HSR Act or other Antitrust Laws with respect to such transactions as promptly as possible after the execution of this Agreement.  In connection with and without limiting the foregoing, each of Purchaser and Sellers agrees to use its reasonable best efforts to take promptly any and all steps necessary to avoid or eliminate each and every impediment under any Antitrust Laws that may be asserted by any Federal, state and local and non-United States antitrust or competition authority, so as to enable the parties to close the transactions contemplated by this Agreement as expeditiously as possible, including committing to or effecting, by consent decree, hold separate orders, trust or otherwise the sale or disposition of such of its assets or businesses as are required to be divested in order to avoid the entry of, or to effect the dissolution of, any decree, order, judgment, injunction, temporary restraining order or other order in any suit or preceding, that would otherwise have the effect of preventing or materially delaying the consummation of the transactions contemplated by this Agreement.

9.5          Further Assurances.  Subject to the terms and conditions of this Agreement, each of Sellers and Purchaser shall use its commercially reasonable efforts to (i) take all actions necessary or appropriate to consummate the transactions contemplated by this Agreement and (ii) cause the fulfillment at the earliest practicable date of all of the conditions to their respective obligations to consummate the transactions contemplated by this Agreement.

9.6          Preservation of Records.  Sellers and Purchaser agree that each of them shall preserve and keep the records held by it or their Affiliates relating to the Business for a period of seven (7) years from the Closing Date and shall make such records and personnel available to the other as may be reasonably required by such party in connection with, among other things, any insurance claims by, Legal Proceedings or tax audits against or governmental investigations of Sellers or Purchaser or any of their Affiliates or in order to enable Sellers or Purchaser to comply with their respective obligations under this Agreement and each other agreement, document or instrument contemplated hereby or thereby.  In the event Sellers or Purchaser wishes to destroy such records before or after that time, such party shall first give ninety (90) days prior written notice to the other and such other party shall have the right at its option and expense, upon prior written notice given to such party within such ninety (90) day period, to take possession of the records within one hundred and eighty (180) days after the date of such notice.

9.7          Publicity.  Neither Sellers nor Purchaser shall issue any press release or public announcement concerning this Agreement or the transactions contemplated hereby without obtaining the prior written approval of the other party hereto, which approval will not be unreasonably withheld, conditioned or delayed, unless, in the sole judgment of Purchaser or Sellers, disclosure is otherwise required by applicable Law, including Gaming Laws, or by the Bankruptcy Court with respect to filings to be made with the Bankruptcy Court in connection with this Agreement or by the applicable rules of any stock exchange on which Purchaser or Sellers list securities, provided that the party intending to make such release shall use its reasonable best efforts consistent with such applicable Law or Bankruptcy Court requirement to consult with the other party with respect to the text thereof.

9.8          Reservations.  Following the Closing, Purchaser shall honor the terms and rates of all pre-Closing reservations (in accordance with their terms) at the Included Properties by customers, including advance reservation cash deposits, for services confirmed by the Sellers for any time subsequent to the Closing, to the extent that such reservations were made in the Ordinary Course of Business consistent with past practices of the Sellers.  From the date of this Agreement until the Closing, the Sellers may continue to accept reservations for periods after the Closing in the Ordinary Course of Business in operating the Properties, consistent with past practices of the Sellers.  Purchaser recognizes that such reservations may include discounts or other benefits, including benefits extended under the Sellers’ player loyalty program or any other frequent player or casino awards programs, group discounts, other discounts or requirements that food, beverage or other benefits be delivered by Purchaser to the guest or guests, as the case may be, holding such reservations.  Purchaser shall honor all banquet facility and service agreements which have been granted to groups, persons or other customers for periods after the Closing Date at the rates and on the terms provided in such agreements, to the extent that such agreements were made in the Ordinary Course of Business consistent with the past practices of the Sellers.  Purchaser agrees that none of the Sellers make any representation or warranty that any party holding a reservation or agreement for facilities or services shall utilize such reservation or honor such agreement.  Purchaser, by the execution hereof, solely assumes the risk of non-utilization of reservations and non-performance of such agreements from and after the Closing.

9.9          Debtor Contracts; Administrative Claims.

(a)           Prior to the Auction Date, Sellers shall file with the Bankruptcy Court a schedule of such Seller Contracts which Purchaser has indicated pursuant to Section 2.6(a) that it intends to (or to cause a Purchasing Entity to) acquire and, in the case of Seller Contracts to which a Debtor is a party or bound (“Debtor Contracts”), any Cure Amounts relating thereto.  Any Debtor Contracts acquired by a Purchasing Entity shall be assumed and assigned pursuant to Section 365 of the Bankruptcy Code.  Any Cure Amounts for Debtor Contracts acquired by Purchasing Entity pursuant to this Agreement shall be subject to and determined in accordance with Section 9.9(b).  At Closing, (and as required in connection with the Confirmation Hearing), Purchaser shall provide and demonstrate adequate assurance of future performance with respect to the Debtor Contracts to be acquired by the applicable Purchasing Entity at Closing.

(b)           The cure amounts, if any, as determined by the Bankruptcy Court at the Confirmation Hearing (the “Cure Amounts”), necessary to cure all defaults, if any, and to pay all actual or pecuniary losses that have resulted from such defaults under the Debtor Contracts, shall be paid by Purchaser (provided that Purchaser may cause to be paid all or a portion of such amounts out of cash and cash equivalents included in the Purchased Assets or of a Transferred Entity), at the Closing, and not by Sellers and Sellers shall have no liability therefor.  Sellers shall file a motion to approve procedures for the assumption and assignment of Debtor Contracts, and governing objections to any Cure Amounts, that shall be approved by the Bankruptcy Court at or prior to the Confirmation Hearing (the “Assumption Motion”).  Pursuant to the procedures established by the Bankruptcy Court’s Order approving the Assumption Motion, the Sellers shall file a schedule of the Debtor Contracts together with any Cure Amounts related thereto and serve such schedule on the counterparties to any of the Debtor Contracts proposed to be assigned to any Purchasing Entity.

(c)           Sellers shall pay and be responsible for any unpaid administrative claims against the Debtors and their respective estates as allowed and determined under the Bankruptcy Code and the Plan.

9.10        Texas Station Ground Lease.  SCI shall not, and shall cause each of its Subsidiaries not to, amend the Texas Station Ground Lease Agreement without the prior written consent of the Required Consenting Lenders, such consent not to be unreasonably withheld, conditioned or delayed.

9.11        Restructuring.  Sellers shall take the following actions in the sequence specified below:

(a)           Prior to the Closing, in partial satisfaction of obligations owing to the Mortgage Lenders under the Propco Loan Agreement, Sellers shall cause the Propco Assets to be transferred to New Propco or a Subsidiary of New Propco, as designated in writing by the Mortgage Lenders at least 10 days prior to the Closing Date.

(b)           Prior to the Closing Date, Sellers shall cause each of Boulder Station, Inc., Durango Station, Inc., Fiesta Station, Inc., Green Valley Station, Inc., GV Ranch Station, Inc, Lake Mead Station, Inc., Palace Station Hotel & Casino, Inc., Past Enterprises, Inc., Santa Fe Station, Inc., Station Holdings, Inc., STN Aviation, Inc., Sunset Station, Inc. and Tropicana Station, Inc. to be converted  into a limited liability company or merged  into a limited liability company with the limited liability company surviving the merger; provided, that any such conversion or merger shall not be required if, in the discretion of Sellers, such conversion or merger is not necessary to materially reduce liabilities related to the transactions contemplated hereby and by the Plan.

(c)           Sellers shall cause FCP MezzCo Borrower I, LLC, FCP MezzCo Borrower II, LLC, FCP MezzCo Borrower III, LLC, FCP MezzCo Borrower IV, LLC and FCP MezzCo Borrower V, LLC to transfer all equity interests in other entities held by it to its Mezzanine Lenders in satisfaction of pledges held by such Mezzanine Lenders, and to cooperate with the Mortgage Lenders in causing such equity interests to be cancelled immediately thereafter.

Sellers shall effect action pursuant to Section 9.11(b) in a manner that, (i) the OpCo Lenders’ Liens granted pursuant to the Opco Loan Documents (as in effect on the date hereof) in any assets subject to the terms hereof remains in full force and effect with the same validity and priority as such Liens had immediately prior to the restructuring described in Section 9.11(b) as reasonably determined by the Opco Agent and (ii) any successor entity to the conversion and/or mergers set forth in Section 9.11(b) shall affirmatively acknowledge that such successor entity has assumed all obligations under guaranties, security documents and other loan documents to which the predecessor entity is a party in connection with any such merger and/or conversion, which shall remain in full force and effect to the same extent as prior to such merger or conversion.

ARTICLE X

EMPLOYEES AND EMPLOYEE BENEFITS

10.1        Employment.

(a)           Transferred Employees.  Prior to Closing, Purchaser shall deliver, in writing, an offer of employment from one or more Purchasing Entities, effective immediately following Closing, to (i) Employees of the Included Properties who are at or below the “General Manager” level and (ii) corporate-level Employees who are exclusively dedicated to a specific Included Property.  Each such offer of employment shall (A) be at the same salary or hourly wage rate and position in effect for the respective employee immediately prior to the Closing Date, (B) provide for substantially similar benefits as the current Section 401(k) plan of the Sellers (C) provide for health and welfare benefits that in the aggregate are substantially similar to those provided by Sellers to their respective Employees under broad-based employee benefit plans in effect immediately prior to the Closing.  Such Employees who accept such offer of employment by the Closing Date and actually perform services on behalf of the applicable Purchasing Entity on or after the Closing Date are hereinafter referred to as the “Transferred Employees.”  The employment of the Transferred Employees with Purchaser (or its applicable Affiliate) shall be considered effective and their employment by Sellers shall terminate and transfer to Purchaser on the date they first perform services for Purchaser.  Nothing herein shall require or imply that the employment of any employees of the Purchaser, including Transferred Employees, will continue for any particular time or on any particular terms or conditions following the Closing Date.  This Section 10.1(a) is not intended, and shall not be deemed, to confer any rights or remedies upon any Person other than the parties to this Agreement and their respective successors and permitted assigns, to create any agreement of employment with any Person, or to otherwise create any third-party beneficiary rights thereunder.

(b)           Alternate Procedure.  Pursuant to the “Alternate Procedure for Predecessors and Successors” provided in Section 5 of Revenue Procedure 2004-53, 2004-2 C.B. 320, (i) Purchaser shall assume Sellers’ entire Form W-2 reporting obligations for the Transferred Employees and (ii) Sellers shall be relieved from furnishing and filing Form W-2s with respect to the Transferred Employees.

(c)           Sellers shall provide Purchaser with such assistance as may be reasonably requested in connection with a transfer of Sellers’ Nevada Department of Employment, Training & Rehabilitation Employment Security Division experience rating to Purchaser or an Affiliate of Purchaser, if so requested by Purchaser.

10.2        Employee Benefits.

(a)           For purposes of eligibility and vesting (but not benefit accrual) under the employee benefit plans of Purchaser and its Affiliates providing benefits to Transferred Employees (the “Purchaser Plans”), Purchaser shall credit each Transferred Employee with his or her years of service with any Seller, its Subsidiaries and any predecessor entities, to the same extent as such Transferred Employee was entitled immediately prior to the Closing to credit for such service under any similar Employee Benefit Plan.  The Purchaser Plans shall not deny Transferred Employees coverage on the basis of pre-existing conditions and shall credit such Transferred Employees for any deductibles and out-of-pocket expenses paid in the year of initial participation in the Purchaser Plans.  Purchaser shall credit each Transferred Employee with any accrued but unused vacation as of Closing, and shall credit each Transferred Employee with his or her periods of service with Sellers for purposes of Purchaser’s vacation policy.

(b)           Nothing contained in this Section 10.2(b) or elsewhere in this Agreement shall be construed to limit the termination of employment of any individual Transferred Employee.  Regardless of anything else contained herein, the parties do not intend for this Agreement to amend any employee benefit plans or arrangements or create any rights or obligations except between the Parties.  No Transferred Employee or other current or former employee of any Seller or Purchaser, including any beneficiary or dependent thereof, or any other person not a party to this Agreement, shall be entitled to assert any claim hereunder.

ARTICLE XI

CONDITIONS TO CLOSING

11.1                           Conditions Precedent to Obligations of Purchaser.  The obligation of Purchaser to consummate the transactions contemplated by this Agreement is subject to the fulfillment, on or prior to the Closing Date, of each of the following conditions (any or all of which may be waived by Purchaser in whole or in part to the extent permitted by applicable Law):

(a)                                  (i) the representations and warranties of each of Sellers (other than the Excluded Opco Entities) set forth in this Agreement shall be true and correct at and as of the Closing Date as though made at such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct on and as of such earlier date) and except where the failure of such representations and warranties to be true in correct, individually or in the aggregate, has not and would not reasonably be expected to have an Opco Material Adverse Effect (it being understood for purposes of determining the accuracy of such representations and warranties, all Opco Material Adverse Effect and other materiality exceptions or qualifications contained in such representations and warranties shall be disregarded) and (ii) the representations and warranties of each of the Excluded Opco Entities set forth in this Agreement shall be true and correct at and as of the Closing Date as though made at such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct on and as of such earlier date) and except where the failure of such representations and warranties to be true in correct, individually or in the aggregate, has not and would not reasonably be expected to have an Excluded Opco Entity Material Adverse Effect (it being understood for purposes of determining the accuracy of such representations and warranties, all Excluded Opco Entity Material Adverse Effect and other materiality exceptions or qualifications contained in such representations and warranties shall be disregarded);

(b)                                 Sellers shall have performed and complied in all material respects with all obligations and agreements required in this Agreement to be performed or complied with by them on or prior to the Closing Date;

(c)                                  the Bankruptcy Court shall have entered the 363 Sale Orders and any stay period applicable to the 363 Sale Orders shall have expired or shall have been waived by the applicable court to the fullest extent permitted by Law and the 363 Sale Orders shall not be subject to appeal by any U.S. federal Governmental Body;

(d)                                 the Purchased Assets sold to the Purchasing Entities pursuant to this Agreement shall be transferred to the Purchasing Entities free and clear of all Liens (other than Liens created by Purchaser and Permitted Exceptions); and

(e)                                  Sellers shall have delivered, or caused to be delivered, to Purchaser all of the items set forth in Section 4.2.

11.2                           Conditions Precedent to Obligations of Sellers.  The obligations of Sellers to consummate the transactions contemplated by this Agreement are subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions (any or all of which may be waived by Sellers in whole or in part to the extent permitted by applicable Law):

(a)                                  the representations and warranties of Purchaser set forth in this Agreement qualified as to materiality shall be true and correct, and those not so qualified shall be true and correct in all material respects, at and as of the Closing Date as though made on the Closing Date, except to the extent such representations and warranties relate to an earlier date (in which case such representations and warranties qualified as to materiality shall be true and correct, and those not so qualified shall be true and correct in all material respects, on and as of such earlier date);

(b)                                 Purchaser shall have performed and complied in all material respects with all obligations and agreements required by this Agreement to be performed or complied with by Purchaser on or prior to the Closing Date; and

(c)                                  Purchaser shall have delivered, or caused to be delivered, to Sellers all of the items set forth in Section 4.3.

11.3                           Conditions Precedent to Obligations of Purchaser and Sellers.  The respective obligations of Purchaser and Sellers to consummate the transactions contemplated by this Agreement are subject to the fulfillment, on or prior to the Closing Date, of each of the following conditions (any or all of which may be waived by Purchaser and Sellers in whole or in part to the extent permitted by applicable Law):

(a)                                  there shall not be in effect any injunction or Order by a Governmental Body of competent jurisdiction restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby;

(b)                                 the Bankruptcy Court shall have entered the Bidding Procedures Order;

(c)                                  the Bankruptcy Court shall have entered a final and non-appealable order  approving the Disclosure Statement related to the Plan;

(d)                                 the Bankruptcy Court shall have entered the Confirmation Order, and any stay period applicable to the Confirmation Order shall have expired or shall have been waived by the applicable court to the fullest extent permitted by Law and the Confirmation Order shall not be subject to appeal by any U.S. federal Governmental Body (it being understood and agreed that from and after January 3, 2011, it shall not be a condition to the obligation of any Seller to consummate the transactions contemplated hereby that the Confirmation Order is not subject to appeal by any U.S. federal Government Body);

(e)                                  (i) all Gaming Approvals (including approval, licensing or registration of Purchaser and its members, partners and limited partners, each, as required by any Gaming Authority) have been obtained and (ii) all other Orders required to be obtained, and all filings required to be made, under applicable Law shall have been obtained or made, as applicable;

(f)                                    The Opco Plan Support Agreement shall be in full force and effect immediately prior to the effective date of the Plan and no event of termination shall have occurred (other than the effective date of the Plan occurring) that has not been waived by the parties thereto;

(g)                                 the waiting period applicable to the transactions contemplated by this Agreement under the HSR Act shall have expired or early termination shall have been granted;

(h)                                 the consent of Bank of America, N.A. to the Mortgage Restrictions Amendment, the New Tenant Assignment and the Confirming Amendment, each as defined in the Texas Station Ground Lease Agreement, shall have been obtained; and

(i)                                     The Plan shall have become effective, the Opco Loan Credit Agreement, the Landco Loan Credit Agreement, the New Propco Credit Agreement, the New Propco Land Loan Agreement and the other Exit Credit Documents shall have become effective, and the loans to be made thereunder on the effective date of the Plan, including the issuance of the Super Priority Notes, if applicable, shall have been made.

ARTICLE XII

NO SURVIVAL

12.1                           No Survival of Representations and Warranties.  The parties hereto agree that the representations and warranties contained in this Agreement shall not survive the Closing hereunder, and none of the parties shall have any liability to each other after the Closing for any breach thereof.  The parties hereto agree that the covenants contained in this Agreement to be performed at or after the Closing shall survive the Closing hereunder, and each party hereto shall be liable to the other after the Closing for any breach thereof.

ARTICLE XIII

TAXES

13.1                           Transfer Taxes.  (a) Purchaser shall be responsible for (and shall indemnify and hold harmless Sellers and their directors, officers, employees, Affiliates, agents, successors and permitted assigns against) any sales, use, stamp, documentary stamp, filing, recording, transfer or similar fees or taxes or governmental charges (including any interest and penalty thereon) payable in connection with the transactions contemplated by this Agreement (“Transfer Taxes”).  To the extent that any Transfer Taxes are required to be paid by Sellers (or such Transfer Taxes are assessed against Sellers), Purchaser shall promptly reimburse Sellers, as applicable, for such Transfer Taxes.  Sellers and Purchaser shall cooperate and consult with each other prior to filing any Tax Returns in respect of Transfer Taxes; provided, however, Sellers may initially pay any Transfer Taxes (for which Purchaser shall promptly reimburse Sellers) and, thereafter, in reliance on Section 1146(c) of the Bankruptcy Code (if applicable) apply for a refund (which refund shall be remitted to the Purchaser to the extent such Transfer Taxes were previously reimbursed by Purchaser).  Sellers and Purchaser shall cooperate and otherwise take commercially reasonable efforts to obtain any available refunds for Transfer Taxes.

(b)                                 The parties recognize and acknowledge that they may be exempt under section 1146(c) of the Bankruptcy Code and under the provisions of the Confirmation Order from any Transfer Taxes.  Notwithstanding such exemption, if Transfer Taxes are assessed from any reason, Purchaser shall be solely responsible for the payment of such Transfer Taxes.  Sellers agree to take all actions reasonably requested by Purchaser in connection with the determination of the amount of potential Transfer Taxes payable in connection with the transactions contemplated by this Agreement and any proceedings relating thereto.

13.2                           Proration.  All real and personal property Taxes or similar ad valorem obligations levied with respect to the Purchased Assets for any taxable period that includes the Closing Date and ends after the Closing Date, whether imposed or assessed before or after the Closing Date, shall be prorated between Sellers and Purchaser as of the close of the Closing Date.  If any Taxes subject to proration are paid by Purchaser, on the one hand, and Sellers, on the other hand, the proportionate amount of such Taxes paid (or in the event of a refund of any portion of such Taxes previously paid is received, such refund) shall be paid promptly by (or to) the other after the payment of such Taxes (or promptly following the receipt of any such refund)

13.3                           Purchase Price Allocation.  Within 120 days following the Closing (or, in the case of Owned Properties, not later than 30 days prior to Closing), Purchaser shall deliver to Sellers a schedule (the “Allocation Schedule”) allocating the Purchase Price (including, for purposes of this Section 13.3, the Assumed Liabilities) among the Purchased Assets.  The Allocation Schedule shall be reasonable and shall be prepared in accordance with Section 1060 of the Code and the Treasury Regulations thereunder.  Sellers agree that promptly after receiving said Allocation Schedule Sellers shall return an executed copy thereof to Purchaser.  Purchaser, on the one hand, and Sellers, on the other hand, each agree to file IRS Form 8594, and all federal, state, local and foreign Tax Returns, in accordance with the Allocation Schedule.  Purchaser, on the one hand, and Sellers, on the other hand, each agrees to provide the other promptly with any other information required to complete Form 8594.

13.4                           Tax Returns.  Sellers shall prepare (or cause to be prepared) in a timely manner all Tax Returns relating to the Purchased Assets with respect to tax periods ending on or before the Closing Date.  Purchaser shall prepare and file as required by applicable Law with the appropriate Tax Authority (or cause to be prepared and filed) in a timely manner all Tax Returns relating to the Purchased Assets for any Tax period beginning before the Closing Date and ending after the Closing Date and any other such Tax Returns not described in the preceding sentence.

13.5                           Tax Cooperation.  Purchaser and Sellers shall provide each other with such assistance as may be reasonably requested in connection with the preparation of any Tax Return, any claim or request for a refund, rebate, abatement or other recovery for Taxes, including any such claim or request made with respect to any claim, right or interest of any Seller described in item 18 of Exhibit A-1, or any audit or other examination by any Tax Authority or any judicial or administrative proceeding relating to Taxes and shall retain (and provide the other party with reasonable access to) all records or information which may be relevant to such Tax Return, claim or request, audit, examination or proceeding.  Seller shall take such actions as may be reasonably requested by Purchaser to allow Purchaser to recover under any claim, right or interest of any Seller described in item 18 of Exhibit A-1 that is acquired by Purchaser pursuant to this

Agreement, including assigning any such claim, right or interest to Purchaser or an Affiliate of Purchaser.

ARTICLE XIV

MISCELLANEOUS

14.1                           Expenses and Transfer of Utilities.

(a)                                  Except as otherwise provided in this Agreement, each of Sellers and Purchaser shall bear its own expenses incurred in connection with the negotiation and execution of this Agreement and each other agreement, document and instrument contemplated by this Agreement and the consummation of the transactions contemplated hereby and thereby.

(b)                                 Purchaser and Sellers shall cooperate and use its reasonable best efforts to transfer all sewer, water, telephone, electricity and other utilities relating to the Business into the Purchaser’s name (or the name of any Purchasing Entity) as of the Closing Date.

14.2                           Equitable Relief.  The parties agree that irreparable damage would occur and no adequate remedy would exist for any breach of any of the covenants, promises and agreements contained in this Agreement, and, accordingly, any party hereto shall be entitled to equitable relief (without the posting of any bond) with respect to any such breach, including specific performance of such covenants, promises or agreements or an order enjoining a party from any threatened, or from the continuation of any actual, breach of the covenants, promises or agreements contained in this Agreement.  Except as otherwise provided herein, the rights set forth in this Section 14.2 shall be in addition to any other rights which a party may have at law or in equity pursuant to this Agreement.

14.3                           Submission to Jurisdiction; Consent to Service of Process.

(a)                                  Without limiting any party’s right to appeal any order of the Bankruptcy Court, (i) the Bankruptcy Court shall retain exclusive jurisdiction to enforce the terms of this Agreement and to decide any claims or disputes which may arise or result from, or be connected with, this Agreement, any breach or default hereunder, or the transactions contemplated hereby, and (ii) any and all proceedings related to the foregoing shall be filed and maintained only in the Bankruptcy Court, and the parties hereby consent to and submit to the jurisdiction and venue of the Bankruptcy Court and shall receive notices at such locations as indicated in Section 14.7 hereof; provided, however, that if the Bankruptcy Case has closed, the parties agree to unconditionally and irrevocably submit to the exclusive jurisdiction of the state and federal courts sitting in Clark County, Nevada, and any appellate court from any thereof, for the resolution of any such claim or dispute.  The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute.  Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(b)                                 Each of the parties hereto hereby consents to process being served by any party to this Agreement in any suit, action or proceeding by delivery of a copy thereof in accordance with the provisions of Section 14.7.

14.4                           Waiver of Right to Trial by Jury.  Each party to this Agreement waives any right to trial by jury in any action, matter or proceeding regarding this Agreement or any provision hereof.

14.5                           Entire Agreement; Amendments and Waivers.  This Agreement (including the schedules and exhibits hereto) and other agreements, documents, and instruments contemplated hereby represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof.  This Agreement may not be amended, modified or supplemented except by a written instrument signed by an authorized representative of each of the parties hereto and by the Required Consenting Lenders (except as expressly provided for in Section 2.6) and, with respect to any amendment, modification or supplement with respect to Section 14.11, the Mortgage Lenders.  Any term or provision of this Agreement may be waived by the parties or parties entitled to the benefit thereof which waiver will only be effective if it is authorized in writing by an authorized representative of such party and with respect to any waiver of Section 14.11, the Mortgage Lenders.  No action taken pursuant to this Agreement, including, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, covenant or agreement contained herein.  The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach.  No failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  Except as otherwise provided herein, all remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.  Notwithstanding anything to the contrary contained in this Agreement, this Agreement shall not be deemed to modify (i) the obligations owed by the parties hereto to the Lenders or the Mortgage Lenders pursuant to the Opco Plan Support Agreement or the Propco Plan Support Agreement, as the case maybe, or (ii) the consent rights of the Required Consenting Lenders or FG or the Mortgage Lenders set forth in the Opco Plan Support Agreement or FG or the Mortgage Lenders, under the Propco Plan Support Agreement or any other Contract, provided, however, that the parties acknowledge and agree that the terms of this Agreement supersede the Opco Term Sheet and Annex 9 to the Propco Term Sheet, in each case, to the extent of any inconsistency with the terms of this Agreement.

14.6                           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and performed in such State.

14.7                           Notices.  All notices and other communications under this Agreement shall be in writing and shall be deemed given (i) when delivered personally by hand (with written confirmation of receipt), (ii) when sent by facsimile (with written confirmation of transmission) or (iii) one business day following the day sent by overnight courier (with written confirmation of receipt), in each case at the following addresses and facsimile numbers (or to such other address or facsimile number as a party may have specified by notice given to the other party pursuant to this provision):

If to Sellers, to:

Station Casinos, Inc.
1505 South Pavilion Center Drive
Las Vegas, NV 89135
Facsimile:  (702) 495-4260
Attention:  Richard J. Haskins

With a copy (which shall not constitute notice) to:

Milbank, Tweed, Hadley & McCloy LLP
601 S. Figueroa St., 30th Floor
Los Angeles, CA  900117
Facsimile:  (213) 629-5063
Attention:  Kenneth J. Baronsky

If to Purchaser, to:

FG Opco Acquisitions LLC
10801 W. Charleston Boulevard
Suite 600Las Vegas, NV 89135
Facsimile:  (702) 362-5889
Attention:  Frank J. Fertitta, III

With a copy to:  (which shall not constitute notice) to:

Fertitta Gaming, LLC
10801 W. Charleston Boulevard
Suite 600
Las Vegas, NV 89135
Facsimile:  (702) 362-5889
Attention:  Frank J. Fertitta, III

With a copy (which shall not constitute notice) to:

Munger, Tolles & Olson LLP

355 South Grand Avenue

35th Floor

Los Angeles, CA 90071-1560

Facsimile:  (213) 683-5193

Attention:  Thomas B. Walper

Brett J. Rodda

With a copy to:  (which shall not constitute notice) to:

German American Capital Corporation
60 Wall Street, 10th Floor
New York, NY 10005
Facsimile:  (212) 797-4489
Attention:  Robert W. Pettinato, Jr.

General Counsel

With a copy (which shall not constitute notice) to:

Sidley Austin LLP
One South Dearborn Street
Chicago, IL  60603
Facsimile:  (312) 853-7036
Attention:  Larry J. Nyhan

John J. Sabl

With a copy to:  (which shall not constitute notice) to:

JPMorgan Chase Bank, N.A.
383 Madison Avenue, 31st Floor
New York, NY 10179
Facsimile:  (917) 463-0946
Attention:  Joseph Geoghan

Scott Dauer

With a copy (which shall not constitute notice) to:

Cadwalader, Wickersham & Taft
700 Sixth Street, N.W.
Washington, DC 20001
Facsimile:  (202) 862-2400
Attention:  Peter M. Dodson

Alexander Lin

14.8                           Severability.  If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any law or public policy, all other terms or provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.  Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a reasonably acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

14.9                           Binding Effect; Assignment.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.  Nothing in this Agreement shall create or be deemed to create any third-party beneficiary rights in any Person or entity not a party to this Agreement except as provided below.  Neither this Agreement nor any right, interest or obligation hereunder may be assigned by any party hereto without the prior written consent of the other parties hereto and any attempt to do so will be void, except (a) for assignments and transfers by operation of Law and (b) that Purchaser may assign any or all of its rights, interests and obligations hereunder to (i) New Propco or any of its Subsidiaries, provided that any New Propco or such Subsidiary, as the case may be, agrees in writing to be bound by all of the terms, conditions and provisions contained herein (and thereafter, all references herein to Purchaser shall be deemed to be to New Propco or such Subsidiary), (ii) any post-Closing purchaser of the Business or a substantial part of the Purchased Assets or (iii) any financial institution providing purchase money or other financing to Purchaser from time to time as collateral security for such financing, but no such assignment referred to in clause (ii) shall relieve Purchaser of its obligations hereunder.  Upon any such permitted assignment, the references in this Agreement to Purchaser shall also apply to any such assignee unless the context otherwise requires.

14.10                     Counterparts.  This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

14.11                     Manner of Acting.  All decisions of Purchaser shall be made jointly by the Mortgage Lenders, on the one hand, and the Fertitta Parties, on the other hand.  If Purchaser is entitled to exercise a right under this Agreement (such as the right to terminate this Agreement or the right to assert that a condition to Closing has not been satisfied, but not an approval, consent or waiver) and the Mortgage Lenders, on the one hand, and the Fertitta Parties, on the other hand, are unable to agree on whether to exercise such right, then Purchaser shall be deemed to have exercised such right.  If Purchaser’s approval, consent or waiver is required, such approval, consent or waiver shall not be exercised unless the Mortgage Lenders and FG each direct Purchaser in writing to provide such approval, consent or waiver.

14.12                     No Third-Party Beneficiary.  The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person except that (i) IP Holdco shall be a third-party beneficiary of the Agreement, and (ii) the Mortgage Lenders shall be third-party beneficiaries of this Agreement with respect to Section 14.11.

14.13                     Non-Recourse.  No past, present or future director, officer, employee, incorporator, member, partner or equityholder of Purchaser, any Purchasing Entity, Seller, FG, Lenders, Opco Agent or the Mortgage Lenders shall have any Liability for any of its obligations or liabilities under this Agreement or the Seller Documents (it being understood and acknowledged that the Opco Plan Support Agreement, the Equity Commitment Letter (as defined in the Opco Plan Support Agreement), the Propco Plan Support Agreement, the Commitment Letter, dated April 16, 2010, of Fertitta Parties to the Mortgage Lenders, and the Mortgage Lender Commitment Letters are not Seller Documents) or for any claim based on, in respect of, or by reason of, the transactions contemplated hereby and thereby.

14.14                     Settlement.  This Agreement is part of a proposed settlement in respect of the Bankruptcy Case.  Nothing herein shall be deemed an admission of any kind.

[Signature page to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.

FG OPCO ACQUISITIONS LLC

By:	/s/ Frank J. Fertitta III
Name: Frank J. Fertitta III
Title: Manager

Signature Page to Asset Purchase Agreement

STATION CASINOS, INC.
a Nevada corporation

By:	/s/ Thomas M. Friel
Name: Thomas M. Friel
Title: Executive Vice President, Chief
Accounting Officer & Treasurer

Signature Page to Asset Purchase Agreement

BOULDER STATION, INC.
CENTERLINE HOLDINGS, LLC
CHARLESTON STATION, LLC
CV HOLDCO, LLC
DURANGO STATION, INC.
FIESTA STATION, INC.
FRESNO LAND ACQUISITIONS, LLC
GOLD RUSH STATION, LLC
GREEN VALLEY STATION, INC.
LAKE MEAD STATION, INC.
LML STATION, LLC
MAGIC STAR STATION, LLC
NORTHERN NV ACQUISITIONS, LLC
PALACE STATION HOTEL & CASINO, INC.
RANCHO STATION, LLC
RENO LAND HOLDINGS, LLC
RIVER CENTRAL, LLC
SANTA FE STATION, INC.
STATION HOLDINGS, INC.
STN AVIATION, INC.
SUNSET STATION, INC.
TEXAS STATION, LLC
TOWN CENTER STATION, LLC
TROPICANA STATION, LLC
TROPICANA STATION, INC.

By:	/s/ Thomas M. Friel
Name: Thomas M. Friel
Title:	Senior Vice President and Treasurer

Signature Page to Asset Purchase Agreement

AUBURN DEVELOPMENT, LLC
INSPIRADA STATION, LLC
TROPICANA ACQUISITIONS, LLC
VISTA HOLDINGS, LLC

By:	/s/ Thomas M. Friel
Name: Thomas M. Friel
Title: Authorized Signatory

Signature Page to Asset Purchase Agreement

STATION CONSTRUCTION, LLC,
a Nevada limited liability company

By:	Station Casinos, Inc., a Nevada corporation, its Sole Member

	By:	/s/ Thomas M. Friel
Name: Thomas M. Friel
Title: Executive Vice President, Chief
Accounting Officer & Treasurer

Signature Page to Asset Purchase Agreement

PAST ENTERPRISES, INC.,
an Arizona corporation

By:	/s/ Thomas M. Friel
Name:	Thomas M. Friel
Title:	President and Treasurer

Signature Page to Asset Purchase Agreement

SONOMA LAND HOLDINGS, LLC

By:	/s/ Thomas M. Friel
Name: Thomas M. Friel
Title: President, Chief Financial Officer and Treasurer

Signature Page to Asset Purchase Agreement

ANNEX I

Auburn Development, LLC

Boulder Station, Inc.

Centerline Holdings, LLC

Charleston Station, LLC

CV HoldCo, LLC

Durango Station, Inc.

Fiesta Station, Inc.

Fresno Land Acquisitions, LLC

Gold Rush Station, LLC

Green Valley Station, Inc.

Inspirada Station, LLC

Lake Mead Station, Inc.

LML Station, LLC

Magic Star Station, LLC

Northern NV Acquisitions, LLC

Palace Station Hotel & Casino, Inc.

Past Enterprises, Inc.

Rancho Station, LLC

Reno Land Holdings, LLC

River Central, LLC

Santa Fe Station, Inc.

Sonoma Land Holdings, LLC

Station Construction, LLC

Station Holdings, Inc

STN Aviation, Inc

Sunset Station, Inc.

Texas Station, LLC

Town Center Station, LLC

Tropicana Acquisitions, LLC

Tropicana Station, Inc.

Tropicana Station, LLC

Vista Holdings, LLC

Schedule 1.1(a)

Knowledge of Sellers

Frank J. Fertitta III

Lorenzo J. Fertitta

Thomas M. Friel

Richard J. Haskins

Matthew Heinhold

Jeremy Hilsabeck

Kevin L. Kelley

Scott M. Nielson

Schedule 1.1(b)

Assets and Properties Pledged to PropCo under FF&E Security Agreement(1)

The following Assets and Properties in which the Subtenants (defined below) have an interest and have granted a lien and security interest therein  to PropCo under the Security Agreement (All Furniture, Fixtures and Equipment) (“FF&E Security Agreement”), dated as of November 7, 2007, by and among Charleston Station, LLC (a “Subtenant”), Boulder Station, Inc. (a “Subtenant”), Palace Station Hotel & Casino (a “Subtenant”), Sunset Station, Inc. (a “Subtenant” and together with the other Subtenants, collectively, the “Subtenants”) and PropCo:

1.               All furniture, fixtures, goods, inventory, equipment, furnishings, objects of art, machinery, appliances, appurtenances and signage (as such terms are defined in the Uniform Commercial Code, as applicable) together with tools and supplies (including spare parts inventories) related to the foregoing, now or in the future contained in, used in connection with, attached to, or otherwise placed on any part of, the Subleased Property.  This shall include, without limitation: beds, bureaus, chiffonniers, chests, chairs, desks, lamps, mirrors, bookcases, tables, rugs, carpeting, drapes, draperies, curtains, shades, blinds, screens, paintings, hangings, pictures, divans, couches, luggage carts, luggage racks, stools, sofas, chinaware, linens, pillows, blankets, glassware, silverware, food carts, cookware, dry cleaning facilities, dining room wagons, keys or other entry systems, bars, bar fixtures, liquor and other drink dispensers, icemakers, radios, television sets, intercom and paging equipment, electric and electronic equipment, dictating equipment, private telephone systems, medical equipment, potted plants, fittings, plants, apparatus, stoves, ranges, refrigerators, laundry machines, machinery, switchboards, conduits, compressors, vacuum cleaning systems, floor cleaning, waxing and polishing equipment, call systems, electrical signs, bulbs, bells, ash and fuel, conveyors, cabinets, lockers, shelving, spotlighting equipment, dishwashers, garbage disposals, washers and dryers, all gaming and financial equipment, computer equipment, calculators, adding machines, gaming tables, video game and slot machines, any other electronic equipment of every nature, and other hotel or casino furniture, furnishings and equipment (all of the foregoing, collectively, the “FF&E”).  Notwithstanding anything to the contrary, “FF&E” does not include any goods purchased and held for sale or resale and any paper goods and business supplies;

(1)                                  Capitalized terms used but not defined in this Schedule 1.1(b) shall have the meanings given to such terms, including by reference, in (a) the Amended and Restated Loan and Security Agreement (the “Loan Agreement”), dated as of March 19, 2008, among FCP PropCo, LLC (“PropCo”), German American Capital Corporation (“GAAC”) and JPMorgan Chase Bank, N.A. (“JPMC”) or (b) Master Lease, dated as of November 7, 2007, between Station Casinos, Inc. (“OpCo”) and PropCo (the “Master Lease”).

2.               the Sublease FF&E Reserve(2) of each Subtenant maintained under each of the Subleases; and

3.               any and all products, rents, proceeds and products of the foregoing.

Assets and Properties Pledged to PropCo under Master Lease

The following Assets and Properties are subject to a lien and security interest in favor of PropCo granted by OpCo under the Master Lease:

(a)                                  all FF&E (as defined above); and

(b)                                 the FF&E Reserve Collateral.

“FF&E Reserve Collateral” is defined as the FF&E Reserves (same as the FF&E Reserves noted above) and (i) all cash, checks, funds, drafts, certificates, instruments and other property, including, without limitation, all deposits and/or wire transfers from time to time deposited or held in, credited to or made to an FF&E Reserve, (ii) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise payable in respect of, or in exchange for, any or all of the foregoing; (iii) any replacement deposit account designated by GAAC, and (iv) to the extent not covered by clauses (i), (ii), or (iii) above, all proceeds (as defined under the Uniform Commercial Code) of any or all of the foregoing and the funds deposited therein and any securities and other assets credited thereto.

(2)                                  Specified reserves for capital and FF&E expenditures in the amount of 2.5% of gross revenues derived from the operations (hotel and casino components) of each Subleased Property.

Schedule 2.4

Excluded Assets

Excluded Assets include all Assets and Properties set forth on this Schedule 2.4 as of the Closing Date:

1.               All Propco Assets.

2.               All equity or other ownership interest in any Person which equity is owned by any Seller, other than the Transferred Equity Interests set forth on Exhibit A-1 and the Equity Interests in CV PropCo, LLC.

3.               All Assets and Properties identified by Purchaser as Excluded Assets pursuant to Section 2.6 of the Agreement, including (i) any accounts receivable primarily arising out of or in connection with any such Assets or Properties and (ii) any Sellers’ deposits or prepaid charges and expenses paid primarily in connection with and relating to such Assets and Properties.

4.               Cash of Sellers in an amount equal to the accrued and unpaid administrative expenses of Debtors accrued through Closing.

5.               All employment agreements between any Seller and any Person

6.               All incentive compensation arrangements between any Seller and any person (including all Long-Term Stay-On Performance Incentive Payment Agreements) and all Confidentiality and Non-Compete Agreements between any Seller and any Person.

7.               All Employee Benefit Plans of Sellers.

8.               Cash and cash equivalents, other than restricted cash, of Vista Holdings, LLC sufficient to pay (i) the success fee, and (ii) the supplemental fee, if any, not in excess of $2,000,000 in the aggregate, pursuant to that certain Consulting Agreement, dated as of July 15, 2009, between Warner Gaming LLC and Vista Holdings LLC.

Schedule 2.5

Excluded Liabilities

Excluded Liabilities include all Liabilities set forth on this Schedule 2.5 as of the Closing Date:

1.               All Liabilities arising out of Excluded Assets.

2.               Any Liabilities associated with any and all Indebtedness of any Seller except to the extent that such Liabilities represent purchase money indebtedness incurred to acquire any Exhibit A Purchased Asset described in items 4 of Exhibit A-1.

3.               Any costs and expenses incurred by Sellers incident to their negotiation and preparation of the Agreement and its performance and compliance with the agreements and conditions contained herein.

4.               Any Liabilities in respect of the lawsuits, claims, suits, proceedings or investigations for acts or omissions that occurred, or arise from events that occurred, prior to the Closing.

5.               Any Liabilities arising out of or incurred as a result of any actual or alleged violation of Law by any Seller prior to the Closing.

6.               Liabilities arising out of or resulting from layoffs or termination of employees by any Seller prior to Closing and/or consummation of the transactions contemplated hereby sufficient in the aggregate to require notice under WARN.

7.               Any Liabilities related to, or arising from (i) the occupancy, operation, use or control of any of the Seller Property or Propco Property prior to the Closing Date or (ii) the operation of the Business or the Propco Properties prior to the Closing Date, in each case incurred or imposed by any Environmental Law, including liabilities and obligations related to, or arising from, any Release of any Contaminant on, at or from (A) the Seller Property or Propco Property, including all facilities, improvements, structures and equipment thereon, surface water thereon or adjacent thereto and soil or groundwater thereunder, or any conditions whatsoever on, under or in the vicinity of such real property or (B) any real property or facility owned by a third Person to which Contaminants generated by the Business or the business of the Excluded Opco Entities were sent prior to the Closing Date;

8.               Any product liability or claims for injury to person or property, regardless of when made or asserted, relating to any Products.

9.               All Liabilities that are not Assumed Liabilities.

10.         Except as otherwise expressly provided in item 2 of Exhibit A-2, items 2 and 5 of Exhibit B-2 and item 2 of Exhibit C-2 and Sections 13.1 and 13.2 of the Agreement, all Liabilities for Taxes of Sellers;

11.         All Liabilities identified by Purchasers as Excluded Liabilities pursuant to Section 2.6 of the Agreement.

12.         All Liabilities relating to (A) employee benefits or employee benefit or compensation plans, programs, agreements or arrangements of any Seller, or (B) any current or former employee, director or other service provider of any Seller, including (i) all Liabilities arising out of or relating to the failure of any Seller to file timely any required notice under WARN with respect to employee terminations effected by such Seller, (ii) all Liabilities arising out of or relating to any pension, profit sharing, savings or similar benefit plan, including any Liability arising under Title IV of ERISA or related to any multiemployer plan (within the meaning of Section 3(37) of ERISA), (iii) all Liabilities arising out of or relating to any medical, welfare, retiree, life, accident or disability program or plan, (iv) all Liabilities arising out of or relating to workers’ compensation, unemployment benefits, employee stock option, equity compensation, bonus or profit-sharing plans or benefits or any other employee plans or benefits of any kind, (v) all Liabilities arising out of or relating to any employment, severance, retention or termination Contract with any current or former employees, directors or other service providers of any Seller, (vi) all Liabilities arising out of or relating to the employment classification practices and policies of any Seller, (viii) all Liabilities associated with any rights, interests or claims for severance benefits (including any such right, interest or claim of any Transferred Employee), and (ix) all Liabilities with respect to compensation and commissions owed to any current or former officers, directors, employees or consultants of any Seller; and

13.         All unpaid administrative expenses of the Debtors.

14.         All employment agreements between any Seller and any Person

15.         All incentive compensation arrangements between any Seller and any person (including all Long-Term Stay-On Performance Incentive Payment Agreements) and all Confidentiality and Non-Compete Agreements between any Seller and any Person.

16.         All Employee Benefit Plans of Sellers.

17.         Any Liabilities arising out of that certain Consulting Agreement, dated as of July 15, 2009, between Warner Gaming LLC and Vista Holdings LLC.

Schedule 5.3(a)

No Conflicts

Amended and Restated Limited Liability Company Agreement of Rancho Road LLC dated December 19, 2006 between FBLV Holding Company LLC and SC Rancho Development, LLC

Limited Liability Company Agreement of Richfield Homes LLC dated February 8, 2010 between FBLV Holding Company LLC and SC Rancho Development, LLC

Operating Agreement of Sunset GV, LLC dated June 6, 2006 between Green Valley Station, Inc. and G.C. Gaming, LLC

Operating Agreement of Greens Café, LLC dated June 20, 2005 between Green Valley Station, Inc. and G.C. Gaming, LLC

First Amended and Restated Operating Agreement of Town Center Amusements, Inc. A Limited Liability Company dated June 6, 1995 between Green Valley Station, Inc. and G.C. Gaming, LLC (successor-in-interest to Green Valley Ventures, Inc.) (as amended by that certain First Amendment to First Amended and Restated Operating Agreement dated April 2, 1996, and as further amended by that certain Second Amendment to First Amended and Restated Operating Agreement dated November 21, 1996)

Ground Lease and Option Agreement dated September 15, 2004 between Cohen 2006 Trust (successor-in-interest to The Robert Cohen Foundation) and Vista Holdings, LLC

Option to Acquire Property and Escrow Instructions December 30, 2008 among Station Casinos, Inc., The Tiberti Company and Chicago Title Agency of Nevada, Inc.

Texas Ground Lease dated as of June 1, 1995, between Texas Gambling Hall & Hotel, Inc., as lessor, and Station Casinos, Inc., as lessee, as amended by the First Amendment to the Texas Ground Lease dated as of June 30, 1995 between Station Casinos, Inc. and Texas Gambling Hall & Hotel, Inc., as assigned to Texas Station, Inc. pursuant to that certain Assignment, Assumption & Consent Agreement (Texas Ground Lease), dated as of July 6, 1995, between Station Casinos, Inc. and Texas Station, Inc.,  as amended by the Lease Amendment No. 1 dated as of December 23, 1996 between Texas Station, Inc. and Texas Gambling Hall & Hotel, Inc. and as amended by the Second Amendment to the Texas Ground Lease dated as of January 7, 1997 between Texas Station, Inc. and Texas Gambling Hall & Hotel.

Ground Sublease dated March 20, 2006 between Paradise Aviation Owners’ Association and Station Casinos, Inc.

Master Lease Agreement dated as of November 7, 2007, between FCP PropCo, LLC, as landlord, and Station Casinos, Inc. as tenant.

Office Lease dated as of November 1, 2007, by and between Cole SO Las Vegas NV, LLC, as landlord, and Station Casinos, Inc., as tenant.

Schedule 5.3(b)

Consents

All agreements set forth on Schedule 5.3(a).

Schedule 5.4(a)

Financial Statements

(see attached)

Balance Sheet

	March 31, 2010	December 31, 2009

ASSETS
Current assets:
Cash and cash equivalents	$167,017,813	$127,093,637
Restricted cash	32,042,361	67,517,203
Receivables, net	7,562,229	7,843,815
Intercompany notes	13,575,207	13,575,207
Intercompany interest receivable	590,061	422,695
Intercompany, net	(286,007,738)	(219,064,027)
DIP Financing, includes interest	272,786,387	194,371,714
Prepaid gaming taxes	5,777,538	6,190,873
Prepaid expenses	5,315,643	3,878,385
Inventory	1,612,279	1,805,735
Total current assets	220,271,780	203,635,237

Property and equipment, net	671,544,172	676,909,877
Investment in JV’s	6,111,335	6,179,498
Land held for development	172,300,645	172,405,131
Goodwill	46,286,000	46,286,000
Intangibles assets, net	206,551,337	215,391,207
Investment in subs	102,453,000	102,453,000
Other assets	228,737,482	221,863,491
Total assets	$1,654,255,751	$1,645,123,441

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilties:
Liabilities subject to compromise	$—	$—
Current portion long-term debt	100,839	106,681
Accounts Payable	2,633,449	4,321,050
Construction payable	1,405,966	741,105
Accrued liabilities	5,109,083	7,783,433
Progressive accruals	1,775,503	1,456,260
Gaming related accruals	8,309,380	7,566,662
Intercompany interest payable	540,591	262,480
Payroll & related accruals	7,507,360	6,138,887
Total current liabilities	27,382,171	28,376,558
Long-term debt, less current	6,697,766	6,768,263
Investment in JV-Deficit	104,432,486.00	104,722,776.00
Total liabilities	138,512,423	139,867,597

Commitments and contingencies

Stockholders’ equity:
Common stock	1,000	1,000
Additional paid-in capital	2,828,010,116	2,828,964,773
Beginning retained earnings	(1,323,709,921)	(757,955,069)
Net income (loss)	11,442,133	(565,754,860)
Total stockholders’ equity	1,515,743,328	1,505,255,844
Total Liabilities and stockholders’ equity	$1,654,255,751	$1,645,123,441

Income Statement

	Three Months Ended March 21, 2010	Year Ended December 31, 2009

OPERATING REVENUE
Gaming	$66,740,005	$275,491,842
Food and beverage	11,386,907	54,478,889
Rooms	2,691,964	11,786,717
Other	5,249,402	21,858,069
Management fees	12,480,992	43,901,696
GROSS REVENUE	98,549,270	407,517,213
Promo allowance	(5,497,401)	(28,150,413)
NET REVENUE	93,051,869	379,366,800

OPERATING COSTS AND EXPENSES
Gaming	26,005,551	115,779,447
Food and beverage	7,577,749	33,848,760
Rooms	1,530,187	6,618,700
Other	1,056,784	4,376,160
DIRECT COSTS & EXPENSES	36,170,271	160,623,067

General & administrative	8,967,100	35,322,986
Corporate expenses	422,971	796,157
Development expenses	—	4,000,000
Advertising, promo & sales	1,162,207	7,233,119
Security & surveillance	2,439,183	10,150,782
Maintenance & public areas	7,049,232	32,162,442
Lease and rental expense	1,077,644	4,288,300
Severance	172,210	567,123
Preopening expenses	519,991	5,664,355
Impairment loss	—	576,626,154
Depreciation and amortization	18,350,445	96,107,446

OTHER COSTS & EXPENSES	40,160,983	772,918,864

EARNINGS FROM JOINT VENTURES	483,384	(106,624,537)

Interest - I/C income (expense)	1,324,124	957,918
Interest income (expense)	198,060	1,573,205
Interest income (expense)	43,543	1,292,901
Interest income (expense)-JV	(587,757)	(5,162,896)
Gain/(loss) on disposal	105,505	(5,101,719)
Loss on lease termination	—	(3,107,551)
Reorganization Costs	(2,600)	(2,600)
INCOME BEFORE FEES & INC TAX	18,284,874	(670,350,410)
Management fee	(2,280,877)	(9,819,210)
Federal tax expense	(4,561,864)	114,414,760
		—
NET INCOME (LOSS)	$11,442,133	$(565,754,860)

Schedule 5.4(b)

Selected Line Items

March 31, 2010
Cash and cash equivalents	$693,605
Restricted cash	$10,336,451
Receivables, net	$22,632,674
Prepaid expenses	$4,196,114
Property and equipment, net	$93,295,957
Other assets, net	$71,212,898
Accounts payable	$555,801
Accrued expenses and other current liabilities	$18,512,587
Other long-term liabilities, net	$6,665,127

Schedule 5.5

Operations Since Balance Sheet Date (Material Adverse Effect)

None.

Schedule 5.6

Liabilities

None.

Schedule 5.7

Title to Purchased Assets

None.

Schedule 5.8(a)

Taxes

California Forms 568, Limited Liability Company Return of Income - for the year ended December 31, 2009 with respect to the entities set forth below were filed on April 16, 2010.  These forms were due on April 15, 2010 and were delinquent.  All taxes were paid during the tax year and no taxes were payable with the filing of these returns. The Company anticipates no penalties or interest will be assessed for late filing of these returns.

Auburn Development, LLC	Chico Land Acquisitions, LLC
Fresno Land Acquisitions, LLC	Madera Property Management, LLC
SC Butte Development, LLC	SC Butte Management, LLC
SC Madera Development, LLC	Sonoma Land Acquisition Company, LLC
SC Madera Management, LLC	SC Sonoma Development, LLC
SC Sonoma Management, LLC	Sonoma Land Holdings, LLC
Station California, LLC	Station Development, LLC

California Forms 3522, LLC Tax Voucher — for the 2010 taxable year with respect to the entities set forth below were filed on April 16, 2010.  These forms were due on April 15, 2010 and were delinquent.  All taxes were paid with these returns, however there will be penalties for late filing which are estimated to less than $1,000.

Auburn Development, LLC	Fresno Land Acquisitions, LLC
SC Butte Development, LLC	SC Butte Management, LLC
SC Madera Development, LLC	Sonoma Land Acquisition Company, LLC
SC Madera Management, LLC	SC Sonoma Development, LLC
SC Sonoma Management, LLC	Sonoma Land Holdings, LLC
Station California, LLC	Station Development, LLC

Schedule 5.8(c)

Taxable as a Corporation

None.

Schedule 5.9

Real Property

Unless otherwise indicated, all real property is owned in fee.

Property Name	Legal Name	Location and Acreage/Size	Assessors Parcel Numbers

Fiesta Henderson Casino Hotel	Lake Mead Station, Inc.	777 West Lake Mead Parkway, Henderson, Nevada (35.3 acres)	178-13-301-017

Fiesta Rancho Casino Hotel	Fiesta Station, Inc.	2400 North Rancho Drive, North Las Vegas, Nevada (25.46 acres)	139-19-501-009

Gold Rush Casino	Gold Rush Station, LLC	1195 West Sunset Road, Henderson, Nevada (1.26 acres)	178-03-701-002

Lake Mead Casino	LML Station, LLC	846 East Lake Mead Parkway, Henderson, Nevada (3.32 acres)	179-08-102-003

Wildfire Casino — Boulder Highway	Magic Star Station, LLC	2000 South Boulder Highway, Henderson, Nevada (1.9 acres)	179-28-703-001

Santa Fe Station Hotel & Casino	Santa Fe Station, Inc.	4949 North Rancho Drive, Las Vegas, Nevada (38.57 acres)	125-34-801-003

Texas Station Gambling Hall & Hotel	Texas Station, LLC.	2101 Texas Star Lane, North Las Vegas, Nevada(3) (47.57 acres)	139-19-502-001 (Lease) 139-19-602-001 (Lease)

Wildfire Casino	Rancho Station, LLC	1901 North Rancho Drive, Las Vegas, Nevada (5.14 acres)	139-19-703-005 139-19-703-008 139-19-703-011 139-19-703-034

(3)    The Texas Station Gambling Hall & Hotel property is leased pursuant to that certain Ground Lease between Texas Station, LLC and Texas Gambling Hall & Hotel, Inc. dated June 1, 1995, which has a maximum term of 65 years, ending in June 2060.

Property Name	Legal Name	Location and Acreage/Size	Assessors Parcel Numbers

Fiesta Henderson — Excess Land	Lake Mead Station, Inc.	No address assigned — located adjacent to Fiesta Henderson Casino Hotel located at 777 West Lake Mead Parkway, Henderson, Nevada (10.54 acres)	178-13-401-015

Fiesta Henderson — NDOT	Lake Mead Station, Inc.	No address assigned — located adjacent to Fiesta Henderson Casino Hotel located at 777 West Lake Mead Parkway, Henderson, Nevada (0.68 acres)	178-13-399-009 (Lease)

Las Vegas — Castaways Site	Centerline Holdings, LLC	2800 Freemont Street, Las Vegas, Nevada No address assigned	162-01-201-001 162-01-201-002
		2960 Fremont Street, Las Vegas, Nevada	162-01-201-003
		2960 Fremont Street, Las Vegas, Nevada	162-01-201-004
(30.3 acres)

Las Vegas — Durango Site	Durango Station, Inc.	70.98 acres located at the southwest corner of the intersection of Clark County Road 215 and Durango Drive in Clark County, Nevada	176-05-601-028

Las Vegas — Flamingo/Town Center Site	Town Center Station, LLC	58.27 acres located at the southwest corner of the intersection of Clark County Road 215 and Town Center Drive in Clark County, Nevada	164-13-301-002

Las Vegas — Horizon Trailer Park Site	Boulder Station, Inc.	7.96 acres located at 2950 South Sandhill Road, Las Vegas, Nevada	161-07-702-001

Las Vegas — Inspirada Site	Inspirada Station, LLC	45.74 acres located in the Inspirada master-planned community in Henderson, Nevada	191-15-811-006 191-14-411-004

Property Name	Legal Name	Location and Acreage/Size	Assessors Parcel Numbers

Las Vegas - Sunset/Lindell Property	Vista Holdings, LLC	10.26 acres located southeast of the intersection of Sunset Road and Lindell Road in Clark County, Nevada	176-01-501-002 176-01-501-005

Las Vegas — Mail Center	Station Casinos, Inc.

10,500 rentable square feet of office and warehouse space in the building located at 3236 Meade Avenue, Las Vegas (Clark County), Nevada.  The property is used as a centralized mail center for Station Casinos, Inc.

N/A (Lease)(4)

Las Vegas — Hangar	Station Casinos, Inc.	Approximately 25,958 square feet airplane hanger located at 5220 Haven Street, Las Vegas (Clark County), Nevada — Hangar #3	N/A (Sublease)(5)

Las Vegas - Corporate Office Building	Station Casinos, Inc.	1505 South Pavilion Center Drive, Las Vegas, Nevada	164-01-210-004 (Lease)(6)

Reno Shopping Center Site	Northern NV Acquisitions, LLC	180 West Peckham Lane., Reno, Nevada 4101 South Virginia Street, Reno, Nevada	024-140-14 024-150-03

(4)  The Mail Center is leased pursuant to that certain Office/Warehouse Lease Agreement dated June 6, 2000 between JHS, LLC (successor-in-interest to The Gill Family Trust, dated February 28, 1989, as amended), and Station Casinos, Inc., which terminates on February 28, 2013.

(5)  The Hangar is subleased leased pursuant to that certain Ground Sublease dated March 20, 2006 between Paradise Aviation Owners’ Association, LLC (“Sublessor”) and Station Casinos, Inc., which terminates upon the expiration or sooner termination of that certain Lease Agreement dated November 19, 2002 between Jet Hangars, LLC (predecessor-in-interest to Sublessor) and the County of Clark (as amended by that certain First Amendment to Lease Agreement dated July 20, 2004, and as further amended by that certain Second Amendment to Lease Agreement dated January 2, 2007, the “Hangar Master Lease Agreement”).  The term of the Hangar Master Lease Agreement expires on November 19, 2042.  Sublessor has the option to extend the term of the Hangar Master Lease Agreement for two (2) five-year periods.

(6) Station Casinos, Inc. leases the Station Casinos Corporate Office Building pursuant to that certain Office Lease between Cole SO Las Vegas NV, LLC and Station Casinos, Inc. dated October 31, 2007, which has a maximum term of 40 years, ending October 2047.

Property Name	Legal Name	Location and Acreage/Size	Assessors Parcel Numbers

		4455 South Virginia Street, Reno, Nevada 4555 South Virginia Street, Reno, Nevada 4135 South Virginia Street, Reno, Nevada 4145 South Virginia Street, Reno, Nevada (3.37 acres)	024-150-13 024-150-17 024-150-19 024-150-22

Reno Convention Center	Reno Land Holdings, LLC	4809 Kietzke Lane, Reno, Nevada (7.76 acres)	024-055-12

Reno — Bayer Site	Reno Land Holdings, LLC	88.66 acres located on the southwest corner of Mount Rose Highway and South Virginia Street in Reno, Nevada

		No address assigned No address assigned 14575 US 395 Highway, Reno, Nevada No address assigned	049-385-03 049-392-11 049-392-12 049-392-13

Reno — Steamboat Site	Tropicana Station, LLC	100.16 acres located on the southeast corner of Geiger Grade Road and South Virginia Street in Reno, Nevada

14800 South Virginia Street, Reno, Nevada

No address assigned

14530 South Virginia Street, Reno, Nevada

No address assigned

600 Geiger Grade Road, Reno, Nevada

14600 South Virginia Street, Reno, Nevada

017-011-02 017-011-03 017-011-05 017-011-20 017-011-21 017-011-23

Property Name	Legal Name	Location and Acreage/Size	Assessors Parcel Numbers

Thunder Valley — Development Site	Auburn Development, LLC	Approximately 132 acres located near the southwest corner of Athens Avenue and Industrial Avenue in Placer County, California	017-061-038 017-061-072

Thunder Valley — Parcel B	Station Casinos, Inc.	Approximately 50 acres located near the southwest corner of Athens Avenue and Industrial Avenue in Placer County, California	017-061-084 (Option)(7) 017-061-085 (Option) 017-061-086 (Option) 017-061-087 (Option) 017-061-088 (Option) 017-061-089 (Option)

Graton Site (and Graton-related acquisitions)	SC Sonoma Development , LLC	87.61 acres bound by Wilfred Avenue on the north, Dowdell Avenue on the east, Business Park Drive on the south., and Langner Avenue on the west in Rohnert Park, California	045-073-001 045-073-002 045-073-003 045-073-004 045-074-007 045-074-014 045-074-016 045-074-009 045-074-010

Sonoma Land Acquisition Company, LLC

186 Wilfred Lane, Santa Rosa, California

4630 LaBath Avenue, Santa Rosa, California

4646 LaBath Avenue, Santa Rosa, California

170 Wilfred Avenue, Santa Rosa, California

148 Wilfred Avenue, Santa Rosa, California

152 Wilfred Avenue, Santa Rosa, California

150 Wilfred Avenue, Santa Rosa, California

045-074-001 045-074-002 045-074-003 045-074-004 045-074-006 045-074-011 045-074-012

(7)  Refer to that certain Option Purchase and Sale Agreement and Joint Escrow Instructions dated June 19, 2007 between Station Casinos, Inc. and the United Auburn Indian Community.

Property Name	Legal Name	Location and Acreage/Size	Assessors Parcel Numbers

		No address assigned (9.63 acres)	045-074-015

	SC Sonoma Development, LLC	181.71 acres located on northeast corner of Stony Point Rd. and Rohnert Park Expressway in Rohnert Park, California	046-021-020 046-021-021 046-021-039 046-021-040

	Sonoma Land Holdings, LLC	4.71 acres located on Park Court in Rohnert Park, California	143-040-068

	SC Sonoma Development, LLC	321.83 acres located on the corner of Highway 37 and Lakeville Highway in Sonoma County, California	068-150-006 068-150-010 068-150-027 068-150-039 068-150-040

Mechoopda Site	SC Butte Development, LLC	639.14 acres located on the northeast corner of Highway 99 and Highway 149 in Butte County, California	041-190-045 041-190-048

North Fork Site	Fresno Land Acquisitions, LLC	305.49 acres bound by Avenue 18 on the north, Golden State Highway on the east, Avenue 17 on the south and Road 23 on the west in Madera, California	033-030-010 033-030-011 033-030-012 033-030-013 033-030-014 033-030-015 033-030-017

Warehouse storage at Viva Assemblage(8)	Station Casinos, Inc.	3345 w. Tompkins Ave., Las Vegas, Nevada 3265 w. Tompkins Ave., Las Vegas, Nevada 3325 w. Tompkins Ave., Las Vegas, Nevada 3285 w. Tompkins Ave., Las Vegas, Nevada	N/A

(8) Station Casinos, Inc. has a verbal arrangement with CV PropCo, LLC to store items at these locations.

Property Name	Legal Name	Location and Acreage/Size	Assessors Parcel Numbers

3217 w. Tompkins Ave., Las Vegas, Nevada

3151 w. Tompkins Ave., Las Vegas, Nevada

3155/59 w. Tompkins Ave., Las Vegas, Nevada

3055 w. Tompkins Ave., Las Vegas, Nevada

3355 Palms Center, Las Vegas, Nevada

3265 Palms Center, Las Vegas, Nevada

3245 Palms Center, Las Vegas, Nevada

3225 Palms Center, Las Vegas, Nevada

3185 Palms Center, Las Vegas, Nevada

4630 Polaris, Las Vegas, Nevada

4625 S. Polaris, Suites 101, 102, Las Vegas Nevada

3550 w. Tompkins Ave., Las Vegas Nevada

4630 Procyon, Las Vegas, Nevada

3565 Harmon, Suites A, F, Las Vegas, Nevada

4645 S. Procyon, Suites C-E, Las Vegas, Nevada

4665 S. Procyon, Suites H, J-L, N-O, Las Vegas, Nevada

4640 S. Valley View, Suites F-H, Las Vegas, Nevada

4620 S. Valley View, Suites A-E, Las Vegas, Nevada

Schedule 5.10

Tangible Personal Property

None.

Schedule 5.11(a)(1)

Sellers’ Intellectual Property

I.                                         PATENTS

A.                                    U.S. Patents

Title	Registration No.	Issued	Inventor(s)	Claimant
Multi-Property Player Tracking System	6302793	10/16/2001	Frank Fertitta, III Blake Sartini Marshall Andrew Thomas Westdorp	Station Casinos, Inc
Player Tracking System for Gaming Tables	6672589	01/06/2004	Michael L. Lemke Ray Frankulin	Station Casinos, Inc
Player Tracking System for Gaming Tables	7018291	03/28/2006	Michael L. Lemke Ray Frankulin	Station Casinos, Inc.
Paging System and Location Verification for Remote Access to Wagering Systems	7690995	04/06/2010	Ray Frankulin Stan Jones	Station Casinos, Inc.

B.                                    U.S. Patent Applications

Title	Application No.	Filing Date	Inventor(s)	Claimant
Method and System for Operating a Linked Casino Activity	12082879	04/15/2008	Weldon Russell Thomas Winward	Station Casinos, Inc.
Method and System for Remote Gaming	12077440	03/18/2008	Howard Letovsky Tony Fontaine	Station Casinos, Inc.
Methods and Devices for Operating a Modified Bingo Game	11999544	12/04/2007	Shaun Bailey Weldon Russell	Station Casinos, Inc.
Methods and Devices for Playing a Modified Baccarat Game	11820686	06/20/2007	Patrick Abbott Kearns Sr.	Station Casinos, Inc.

C.                                    Foreign Patents

None.

D.                                    Foreign Patent Applications

None.

II.                                     COPYRIGHTS

A.                                    U.S. Copyright Registrations

Title	Registration No.	Registration Date	Author	Claimant
Barley’s Casino and Brewing Company, drawing	VAU-348-243	10/23/1995	Station Casinos, Inc.	Station Casinos, Inc.
Wildfire (logo and design)	VAU-522-784	09/04/2001	Bauchman Gaming Ventures, LLC	Station Casinos, Inc.
Screen Displays of Station Casinos Sports Connection Website	VA 1-660-925	11/12/2008	Station Casinos, Inc.	Station Casinos, Inc.

B.                                    U.S. Copyright Applications.

None.

C.                                    Foreign Copyright Registrations

None.

D.                                    Foreign Copyright Applications

None.

III.                               MARKS

A.                                    U.S. Trademark Registrations

Mark	Class(es)	Reg. No.	Reg. Date
$100,000 BONUS COUNTDOWN COVERALL 5 95 (and design)	41	3534904	11/18/2008
4949	43	3415393	04/22/2008
4949 LOUNGE (and design)	43	3496902	09/02/2008
A3	45	3333612	11/13/2007
THE ACTION BUFFET	42	1565241	11/07/1989
ALWAYS YOUR BEST BET	41	2927333	02/22/2005
BARLEY’S	41	2253168	06/15/1999
BARLEY’S CASINO & BREWING COMPANY (and design)	42	2145819	03/24/1998
BET BETTER	41	3626342	05/26/2009
BET BETTER (and design)	41	3626438	05/26/2009
BIG 3 BINGO	41	3434449	05/27/2008
BOARDING PASS	41	2083905	07/29/1997
BOARDING PASS REWARDS	41	2617317	09/10/2002
BOULDER STATION	42	1661188	10/15/1991
BOULDER STATION	41	1634453	02/05/1991
BOUNCE BACK BONUS!	41	2746828	08/05/2003
CABO	41	2579020	06/11/2002

Mark	Class(es)	Reg. No.	Reg. Date
CAR A DAY IN MAY GIVEAWAY (and design)	41	1850941	08/23/1994
CAR-A-DAY	41	2085185	08/05/1997
CHINA SPICE	43	2918552	01/18/2005
CHINA SPICE (and design)	43	3057294	02/07/2006
COSTA DEL SOL	42	2184884	08/25/1998
DAILY SUPER SWIPE GIVEAWAY	41	3736395	01/12/2010
DURANGO STATION	41	2851133	06/08/2004
EVERYBODY NEEDS SOME TEXAS!	41	2046546	03/18/1997
FALLS BAR	43	2915716	01/04/2005
FEAST AROUND THE WORLD	42	2168341	06/23/1998
FEAST BUFFET	43	3555873	01/06/2009
FEAST BUFFET (and design)	43	3555901	01/06/2009
FIESTA	41	2234239	03/23/1999
FIESTA	41	2647760	11/12/2002
FIESTA	41	2661120	12/17/2002
FIESTA	35	2661121	12/17/2002
FIESTA (and design)	35	2647767	11/12/2002
FIESTA (and design)	41	2647768	11/12/2002
FIESTA (and design)	42	2849987	06/08/2004
FIESTA (and design)	41	2825399	03/23/2004
FISHERMANS BROILER (and Design)	42	1484814	04/12/1988
FOOTBALL FRENZY	41	2746368	08/05/2003
GAUDI BAR	42	2207672	12/01/1998
GET YOUR GAME ON	41	3738584	01/19/2010
GET YOUR GAME ON	43	3577568	02/17/2009
GRANDE BINGO (stylized)	41	2769058	09/30/2003
GREAT HANDS $10,000 HOLD’EM BONUS CHALLENGE AAAJJ (and design)	41	3376109	01/29/2008
GREEN VALLEY RANCH	16	3531901	11/11/2008
HACHI	43	3321554	10/23/2007
INDIAN SUNSHINE LOGO	41	1996778	08/27/1996
JOKERS GONE WILD	41	1788564	08/17/1993
JUMBO BINGO	41	2848825	06/01/2004
JUMBO BLACKJACK	41	3382302	02/12/2008
JUMBO HOLD`EM POKER PROGRESSIVE	41	3001950	09/27/2005
JUMBO HOLD `EM POKER PROGRESSIVE (and design)	41	3456662	07/01/2008
JUMBO JACKPOT	41	3618956	05/12/2009
JUMBO JACKPOT MY CARD BONUS (and design)	41	3610004	04/21/2009
JUMBO JACKPOT BOARDING PASS BONUS (and design)	41	3053536	01/31/2006
JUMBO KENO	41	3029709	12/13/2005
JUMBO PENNY	41	2889937	09/28/2004
JUMBO RACE JACKPOT	41	3267998	07/24/2007
KENO-TO-GO	41	3391916	03/04/2008
KENOMANIA	41	1634451	02/05/1991
LAST MAN STANDING	41	3355895	12/18/2007
LOCALS FAVORITE	41	2901067	11/09/2004
LUCKY BAR	41, 43	3204545	01/30/2007
LUXE VEGAS	41	3396567	03/11/2008
MARCH IN DRIVE OUT	41	2433618	03/06/2001
MILLION $ BINGO (and design)	41	3506777	09/23/2008
MY CARD	41	3597437	03/31/2009

Mark	Class(es)	Reg. No.	Reg. Date
MY REWARDS	41	3597438	03/31/2009
MY REWARDS MY WAY	41	3660807	07/28/2009
MY WAY	41	3654710	07/14/2009
OVATION	43	3425564	05/13/2008
PALACE STATION HOTEL-CASINO (and design)	41	1494589	06/28/1988
PALACE STATION HOTEL-CASINO (and design)	42	1494641	06/28/1988
PALACE STATION HOTEL-CASINO (and design)	35	1494471	06/28/1988
PALACE STATION (stylized)	35	1479936	03/08/1988
PALACE STATION (stylized)	41	1480097	03/08/1988
PALACE STATION (stylized)	42	1491647	06/07/1988
PASTA PALACE	42	1634536	02/05/1991
PERSONAL PROGRESSIVE	41	2948392	05/10/2005
PLAY CASH	41	2901942	11/09/2004
PLUNGE	35	3500799	09/16/2008
POINT. CLICK. CHILL...	41	3582178	03/03/2009
POINT. CLICK. CHILL...	43	3394631	03/11/2008
QUINN’S	43	3374513	01/22/2008
RAINING REWARDS	41	2746827	08/05/2003
RED ROCK	16	3339158	11/20/2007
RED ROCK	41	3424069	05/06/2008
RED ROCK	43	3552181	12/23/2008
RED ROCK CASINO RESORT & SPA	41	3424068	05/06/2008
RED ROCK CASINO RESORT SPA	43	3674651	08/25/2009
RED ROCK CASINO RESORT SPA	35	3757660	03/09/2010
RED ROCK CASINO RESORT SPA	25	3754790	03/02/2010
RED ROCK LANES	41	3447885	06/17/2008
RED ROCK SPA	44	3298840	09/25/2007
RED ROCK SPA ESSENTIELS (and design)	3	3533012	11/18/2008
RED ROCK STATION	25	2931043	03/08/2005
RED ROCK STATION	35	2976428	07/26/2005
RED ROCK STATION	41	2845193	05/25/2004
RED ROCK STATION	42	3076981	04/04/2006
REVERSIBLE ROYALS	41	1634452	02/05/1991
ROCKS LOUNGE	41	3458072	07/01/2008
ROCKS LOUNGE (and design)	43	3467902	07/15/2008
ROYAL COURT	41	1788563	08/17/1993
SAND BAR	41	3563154	01/20/2009
SANDBAR RED ROCK RESORT (and design)	43	3448576	06/17/2008
SANTA FE STATION	41	2592683	07/09/2002
SANTA FE STATION	42	2568347	05/07/2002
SOUTH BEACH	41	2360645	06/20/2000
SPORTS CONNECTION	41	3626090	05/26/2009
SPORTS ON THE RUN	41	2040709	02/25/1997
STATION CASINOS SPORTS CONNECTION (and design)	41	3626343	05/26/2009
STATION CASINOS	42	1863360	11/15/1994
STATION CASINOS	41	1864405	11/22/1994
STATION CASINOS	25	2224338	02/16/1999
STATION REWARDS	41	3029595	12/13/2005
SUNSET STATION(9)	21	2087587	08/12/1997

(9) Subject to disclosure on Schedule 5.11(b).

Mark	Class(es)	Reg. No.	Reg. Date
SUNSET STATION(10)	25	2106796	10/21/1997
SUNSET STATION(11)	41	2793353	12/16/2003
SUNSET STATION(12)	42	2793354	12/16/2003
SUSHI + SAKE	43	3080981	04/11/2006
SUSHI + SAKE (and design)	43	3023414	12/06/2005
TERRA ROSA	43	3149992	09/26/2006
TERRA VERDE	43	3394736	03/11/2008
TEXAS STATION	41	2085735	08/05/1997
TEXAS STATION	35, 42	2129911	01/20/1998
TEXAS STATION GAMBLING HALL & HOTEL	41	2097143	09/16/1997
TEXAS STATION GAMBLING HALL & HOTEL	42	2121064	12/16/1997
THE FEAST	42	1920433	09/19/1995
THE FEAST (and design)	42	1661178	10/15/1991
THE GREAT GIVEAWAY	41	2266731	08/03/1999
THE MIDNIGHT FEAST (and design)	42	1653993	08/13/1991
THE OFFICIAL ROYAL FLUSH CAPITAL OF THE WORLD	41	2421330	01/16/2001
THE ROYAL FLUSH CAPITAL OF THE WORLD!	41	2040710	02/25/1997
TIDES	43	3276785	08/07/2007
TRIPLE DOWN	41	3565316	01/20/2009
TRIPLE PAY DEUCES WILD POKER	41	1788560	08/17/1993
TURF GRILL	41, 43	3290343	09/11/2007
VIVA	25	3735308	01/05/2010
VIVA	41	3342201	11/20/2007
VIVA	43	3628800	05/26/2009
VIVA CASINO	41	3473703	07/22/2008
VIVA LAS VEGAS	43	3705345	11/03/2009
WICKED 21	41	3717829	12/01/2009
WILD WILD WEST(13)	41	2053006	04/15/1997
WILD WILD WEST(14)	42	2053007	04/15/1997
WILDFIRE CASINO	41	3200378	01/23/2007
WILDFIRE CASINO (and design)	41	3034960	12/27/2005
WILDFIRE CASINO AND LANES	41	3532274	11/11/2008
WILDFIRE GAMING	41	3618700	05/12/2009
WILDFIRE GAMING	4	3733250	01/05/2010
WILDFIRE GAMING (and design)	41	3618999	05/12/2009
WILDFIRE GAMING (and design)	43	3730544	12/29/2009
WIN WITHOUT WINNING	41	2827502	03/30/2004
XTRA “PLAY CASH”	41	2660649	12/10/2002
YOUR NEIGHBORHOOD JOINT	43	3555585	12/30/2008
YOUR NEIGHBORHOOD JOINT	41	3532318	11/11/2008

(10) Subject to disclosure on Schedule 5.11(b).

(11) Subject to disclosure on Schedule 5.11(b).

(12) Subject to disclosure on Schedule 5.11(b).

(13) Subject to disclosure on Schedule 5.11(b).

(14) Subject to disclosure on Schedule 5.11(b).

B.                                    U.S. Trademark Applications

Mark	Class(es)	Application No.	Filing Date
DETOX/RETOX	43	77/624,741	12/02/2008
DETOX/RETOX	41	77/624,819	12/02/2008
DETOX/RETOX	44	77/624,749	12/02/2008
DURANGO STATION	35	77/481,768	05/22/2008
DURANGO STATION	43	77/499,076	06/13/2008
EARN ‘N PLAY BONUS DAYS	41	77/860,368	10/29/2009
FAMOUS FOR WINNERS	41	77/905,514	01/05/2010
FIESTA (and design)	25	75/804,186	09/16/1999
JUMBO CASH WHEEL	41	77/919,502	01/25/2010
JUMBO POKER	41	77/170,824	05/02/2007
JUMBO REEL	41	77/767,553	06/24/2009
JUMBO REEL CASH BONUS (and design)	41	77/776,855	07/08/2009
JUMBO ROYALS	41	77/930,909	02/08/2010
JUMBO WIN FOR ALL JACKPOT	41	77/589,913	10/09/2008
LIGHTNING FAST CASH	41	77/919,537	01/25/2010
MO’ ROCKKAN	25, 43	78/594,873	03/24/2005
MOUNT ROSE STATION	41	78/929,792	07/14/2006
MOUNT ROSE STATION	37	78/929,784	07/14/2006
MOUNT ROSE STATION	25	78/929,720	07/14/2006
MOUNT ROSE STATION	35	78/929,739	07/14/2006
MOUNT ROSE STATION	36	78/929,744	07/14/2006
MOUNT ROSE STATION	43	78/929,798	07/14/2006
MY PLAY	41	77/381,463	01/26/2008
MY STATION	41	77/640,989	12/29/2008
MY VACATION	41	77/918,716	01/23/2010
MY VACATION	43	77/918,713	01/23/2010
MY VACATION	44	77/918,718	01/23/2010
POINT. CLICK. CONVENE.	43	77/895,617	12/17/2009
POINT. CLICK. CONVENE.	45	77/895,601	12/17/2009
POINT. CLICK. DINE.	43	77/896,748	12/18/2009
POINT. CLICK. DINE.	45	77/893,834	12/15/2009
POINT. CLICK. PAMPER.	44	77/895,581	12/17/2009
POINT. CLICK. PAMPER.	45	77/895,546	12/17/2009
POINT. CLICK. PLAY.	45	77/893,847	12/15/2009
POINT. CLICK. PLAY.	41	77/893,873	12/15/2009
POINT. CLICK. RELAX.	44	77/893,947	12/15/2009
POINT. CLICK. RELAX.	45	77/893,932	12/15/2009
POINT. CLICK. STAY.	43	77/893,994	12/15/2009
POINT. CLICK. STAY.	45	77/893,985	12/15/2009
POINT. CLICK. TASTE.	43	77/895,656	12/17/2009
POINT. CLICK. TASTE.	45	77/895,640	12/17/2009
REVOLVER	41	77/885,163	12/03/2009
REVOLVER	43	77/885,181	12/03/2009

Mark	Class(es)	Application No.	Filing Date
REVOLVER SALOON DANCE HALL (and design)	41	77/895,824	12/17/2009
REVOLVER SALOON DANCE HALL (and design)	43	77/895,799	12/17/2009
SOCIAL CLICK	45	77/893,782	12/15/2009
THE RESIDENCES AT RED ROCK (and design)	36, 37	78/849,420	03/29/2006
VIVA	36	78/640,577	05/31/2005
VIVA	41	78/640,590	05/31/2005
VIVA	37	78/146,812	04/02/2007
VIVA	35, 36, 37	78/616,285	04/25/2005
VIVA	16	77/489,501	06/03/2008
VIVA	18	77/488,988	06/02/2008
VIVA	21	77/488,976	06/26/2008
VIVA	20	77/489,163	06/02/2008
VIVA	41	77/488,992	06/02/2008
VIVA	38	77/488,999	06/02/2008
VIVA	35	77/966,647	03/23/2010
VIVA CASINO	36	78/640,607	05/31/2005
VIVA CASINO	43	78/640,616	05/31/2005
VIVA CASINO	37	77/229,994	07/15/2007
VIVA CASINO	35	77/966,674	02/23/2010
VIVA ENTERTAINMENT(15)	25	77/818,863	09/02/2009
VIVA ENTERTAINMENT(16)	35	77/818,862	09/02/2009
VIVA ENTERTAINMENT	41	77/409,324	02/29/2008
VIVA ENTERTAINMENT	41	77/818,859	09/02/2009
VIVA ENTERTAINMENT(17)	43	77/409,328	02/29/2008
VIVA ENTERTAINMENT(18)	43	77/818,850	02/09/2009
VIVA RESORT SPA CASINO	25	77/725,571	04/29/2009
VIVA RESORT SPA CASINO	36	78/640,627	05/31/2005
VIVA RESORT SPA CASINO	37	77/242,439	07/30/2007
VIVA RESORT SPA CASINO	41	77/910,035	01/12/2010
VIVA RESORT SPA CASINO	43	78/640,638	05/31/2005
VIVA RESORT SPA CASINO	35	77/966,666	03/23/2010
WILD CARD(19)	41	77/598,066	10/22/2008

C.                                    Foreign Trademark Registrations

None.

(15) Subject to disclosure on Schedule 5.11(b).

(16) Subject to disclosure on Schedule 5.11(b).

(17) Subject to disclosure on Schedule 5.11(b).

(18) Subject to disclosure on Schedule 5.11(b).

(19) Subject to disclosure on Schedule 5.11(b).

D.                                    Foreign Trademark Applications

None.

E.                                      State Trademark Registrations

Mark	State	Reg. No.	Reg. Date
$1.6 MILLION WINFALL OF CASH	NV	E0649812009-3	12/11/2009
$100,000 BINGO COUNTDOWN COVERALL (and design)	NV	SM00360895	12/07/2004
$100,000 BINGO COUNTDOWN COVERALL (and design)	NV	SM00360896	12/07/2004
$100,000 BINGO COUNTDOWN COVERALL & DESIGN	NV	SM00360897	12/07/2004
$100 GET-IT-BACK GUARANTEE	NV	E0421292008-4	06/30/2008
55+	NV	SM00340315	10/16/2001
A3	NV	E0272172007-8	05/13/2007
ADVENTURE SPA	NV	E0542782007-8	07/31/2007
AMIGO’S MEXICAN CANTINA	NV	E0150732005-7	03/28/2005
AMIGO’S MEXICAN CANTINA	NV	E0150742005-8	03/28/2005
AMIGO’S MEXICAN CANTINA	NV	EO150692005-1	03/28/2005
AUSTINS STEAKHOUSE	CA	58005	08/05/2003
AUSTINS STEAKHOUSE	NV	SM00360760	10/06/2004
AUSTINS STEAKHOUSE	NV	SM00360761	10/06/2004
AUSTINS STEAKHOUSE	NV	SM00360762	10/06/2004
BAJA BEACH CAFÉ	NV	SM00340255	09/21/2001
BARLEY’S CASINO & BREWING COMPANY (and design)	NV	SM00280582	11/08/1995
BET BETTER	NV	E0629602008-3	10/03/2008
BEYOND THE BEST	NV	SM00290976	05/15/1997
BEYOND THE BEST	NV	SM00290977	05/15/1997
BIG 3 BINGO	NV	E0083882006-0	02/06/2006
BIG 3 BINGO	NV	E0083882006-3	02/06/2006
BIG 3 BINGO	NV	E0083882006-8	02/06/2006
BINGO PALACE	NV	SM00310027	06/15/1998
BLACK MOUNTAIN (and design)	NV	TM00280865	03/05/1996
BLUE DIAMOND (and design)	NV	TM00280866	03/05/1996
BOARDING PASS	NV	SM00290326	08/21/1996
BOARDING PASS REWARDS	NV	SM00330730	03/13/2001
BOULDER STATION	NV	SM00230432	03/09/1990
BOULDER STATION	NV	SM00230433	03/09/1990
BOUNCE BACK BONUS!	NV	SM00350134	12/02/2002
BULLFIGHTER’S BAR	NV	SM00300774	03/06/1998
CABO (and design)	NV	SM00300793	03/09/1998
CABO (and design)	NV	TM00300791	03/09/1998
CABO & DESIGN	NV	TM00300792	03/09/1998
CAPRI	NV	SM00300769	03/06/1998
CAR-A-DAY	MN	20,691	05/07/1993
CAR A DAY GIVEAWAY	NV	SM00190856	10/02/1985
CAR A DAY IN MAY GIVEAWAY	NV	SM00190782	08/19/1985
CAR-A-DAY IN MAY	MN	20,672	04/30/1993
CAR-A-DAY IN MAY GIVEAWAY (and design)	MN	20,673	04/30/1993
CERVEZA CANTINA	NV	SM00340238	09/13/2001
CHINA SPICE	NV	SM00350667	07/10/2003
CHROME	NV	E0248882005-1	04/29/2005

Mark	State	Reg. No.	Reg. Date
CHROME	NV	E0248902005-5	04/29/2005
CHROME	NV	E0248932005-8	04/29/2005
CLUB MADRID	NV	SM00300768	03/06/1998
CLUB TEQUILA	NV	SM00350737	08/13/2003
COCO LOCO	NV	SM00340237	09/13/2001
DETOX/RETOX	NV	E0031512010-4	01/22/2010
DETOX/RETOX	NV	E0042582010-4	01/22/2010
DETOX/RETOX	NV	E0651682009-0	12/17/2009
DRINKO DE MAYO	NV	E0403472008-4	06/18/2008
ENDLESS PASTABILITIES	NV	SM0030616	08/10/2004
EVERYBODY NEEDS SOME TEXAS!	NV	SM00280717	12/28/1995
EVERYBODY NEEDS SOME TEXAS!	NV	SM00280718	12/28/1995
EVERYBODY’S WINNING AT TEXAS	NV	SM00290406	09/23/1996
EVERYONE WINS!	NV	E0348062007-6	05/15/2007
FALLS BAR	CA	58003	08/05/2003
FAMOUS FOR WINNERS!	NV	SM00290463	10/23/1996
FANTASTIC FIVES	NV	SM00250796	12/17/1992
FEAST AROUND THE WORLD	CA	58004	08/05/2003
FEAST AROUND THE WORLD (and design)	NV	SM00360744	09/30/2004
FEAST AROUND THE WORLD (and design)	NV	SM00360745	09/30/2004
FEAST AROUND THE WORLD (and design)	NV	SM00360746	09/30/2004
FEAST BUFFET	NV	E0343702006-8	05/08/2006
FEAST BUFFET	NV	E0346122006-1	05/08/2006
FEAST BUFFET	NV	E0346632006-2	05/08/2006
FESTIVAL BUFFET	NV	SM00330999	06/14/2001
FIESTA	NV	E0123202010-8	03/11/2010
FIESTA	NV	SM00300878	04/03/1998
FOOTBALL FRENZY	NV	SM0034056	09/21/2001
FROM THE PEOPLE WHO CREATED LOCAL CASINOS	NV	SM00340511	02/21/2002
FROM THE PEOPLE WHO CREATED LOCAL CASINOS	NV	SM00340512	02/21/2002
FUEGO STEAKHOUSE	NV	E0275682005-0	05/10/2005
FUEGO STEAKHOUSE	NV	E0275722005-8	05/10/2005
FUEGO STEAKHOUSE	NV	E0275722005-6	05/10/2005
GOLD RUSH	NV	TN00320215	07/27/1999
GOLD RUSH	NV	TN00320216	07/27/1999
GOLD RUSH	NV	SM00320217	07/27/1999
GOLD RUSH	NV	SM00320218	07/27/1999
GRANDE BINGO PROGRESSIVE	NV	SM00350485	04/30/2003
GREENS	NV	E0281192006-0	04/14/2006
GREENS	NV	E0281222006-5	04/14/2006
GREENS	NV	E0281242006-7	04/14/2006
HANK`S	NV	E0753402005-7	11/01/2005
HANK`S	NV	E0753442005-1	11/01/2005
HANK`S	NV	E0753482005-5	11/01/2005
JOKERS GONE WILD	NV	SM00250798	12/17/1992
JUMBO BINGO	NV	SM00350484	04/30/2003
JUMBO BINGO PROGRESSIVE	NV	SM00340072	07/17/2001
JUMBO HOLD’EM POKER PROGRESSIVE	NV	SM00350522	05/07/2003
JUMBO JACKPOT	NV	SM00350467	04/18/2003
JUMBO KENO	NV	E0879832005-9	12/20/2005
JUMBO KENO	NV	E0879862005-2	12/20/2005

Mark	State	Reg. No.	Reg. Date
JUMBO KENO	NV	E0880022005-5	12/20/2005
JUMBO PENNY	NV	SM00360499	06/25/2004
KEGLERS	NV	SM00360984	01/10/2005
KEGLERS	NV	SM00360985	01/10/2005
KEGLERS	NV	SM00360986	01/10/2005
KENOMANIA	NV	SM00230436	03/09/1990
KING OF LATE-NIGHT	NV	E0470472005-2	07/21/2005
KING OF LATE-NIGHT	NV	E0470512005-8	07/21/2005
LAST MAN STANDING	NV	E0332862007-4	05/10/2007
LUCKY BAR	NV	E0326522005-4	05/26/2005
LUCKY BAR	NV	E0326562005-8	05/26/2005
LUCKY BAR	NV	E0326572005-9	05/26/2005
LOCAL’S FAVORITE	NV	SM00340686	04/16/2002
LOCAL’S FAVORITE	NV	SM00340687	04/16/2002
MAGIC STAR	NV	SM00320219	07/27/1999
MAGIC STAR	NV	MS00320220	07/27/1999
MARCH MAYHEM	NV	E0275532005-3	05/10/2005
MARCH MAYHEM	NV	E0275602005-2	05/10/2005
MARCH MAYHEM	NV	E0275642005-6	05/10/2005
MILLION $ BINGO	NV	E0042512008-3	01/17/2008
MY CARD	NV	E0129702008-0	02/25/2008
MY REWARDS	NV	E0129682008-6	02/25/2008
NO JACKPOTS REQUIRED!	NV	SM00310076	06/29/1998
ODDBALL BINGO	NV	SM00300811	03/10/1998
ONE CARD DOES IT ALL!	NV	SM00330188	08/21/2000
ONYX BAR	NV	E0346712006-2	05/08/2006
ONYX BAR	NV	E0346732006-4	05/08/2006
ONYX BAR	NV	E0346752006-6	05/08/2006
PALACE STATION	NV	SM00210229	07/28/1987
PALACE STATION	NV	TN00180796	12/05/1983
PALACE STATION (logo)	NV	SM00210230	07/28/1987
PALACE STATION CASINO	NV	TN00180795	12/05/1983
PALACE STATION CASINO (and design)	NV	SM00190042	04/16/1984
PASTA PALACE	NV	SM00230434	03/09/1990
PAYCHECK BONANZA PLUS	NV	SM00330359	10/18/2000
PUT YOUR MONEY ON THE SPORTS THAT MATTER	NV	E0629572008-8	10/03/2008
QUINNS	NV	E0234162008-2	04/03/2008
QUINN’S	NV	E0193752008-3	03/18/2008
RED ROCK	NV	SM00360797	10/07/2004
RED ROCK	NV	SM00360798	10/07/2004
RED ROCK	NV	SM00360799	10/07/2004
RED ROCK	NV	TM00280867	03/05/1996
RED ROCK LANES	NV	E0320942007-0	05/02/2007
RED ROCK RESORT CASINO	NV	SM00360800	10/07/2004
RED ROCK RESORT CASINO	NV	SM00360801	10/07/2004
RED ROCK RESORT CASINO	NV	SM00360802	10/07/2004
RED ROCK STATION	NV	SM00360831	10/21/2004
RED ROCK STATION	NV	SM00360832	10/21/2004
RED ROCK STATION	NV	SM00360833	10/21/2004
REVERSIBLE ROYALS	NV	SM00230437	03/09/1990
ROSALITA’S	NV	SM00300772	03/06/1998

Mark	State	Reg. No.	Reg. Date
ROYAL COURT	NV	SM00250801	12/17/1992
SANDBAR	NV	E0346372006-0	05/08/2006
SANDBAR	NV	E0346582006-5	05/08/2006
SANDBAR	NV	E0346592006-6	05/08/2006
SANDBAR (and design)	NV	E0343602006-6	05/08/2006
SANDBAR (and design)	NV	E0346192006-8	05/08/2006
SANDBAR (and design)	NV	E0346262006-7	05/08/2006
ROYAL FLUSH CAPITAL OF THE WORLD (and design)	NV	TM00280402	09/18/1995
ROYAL FLUSH CAPITAL OF THE WORLD (and design)	NV	TM00280403	09/18/1995
ROYAL FLUSH CAPITAL OF THE WORLD (and design)	NV	TM00280404	09/18/1995
ROYAL FLUSH CAPITAL OF THE WORLD (and design)	NV	TM00280405	09/18/1995
ROYAL FLUSH CAPITAL OF THE WORLD (and design)	NV	TM00280406	09/18/1995
ROYAL FLUSH CAPITAL OF THE WORLD (and design)	NV	TM00280407	09/18/1995
ROYAL FLUSH CAPITAL OF THE WORLD!	NV	TN00280408	09/18/1995
SANDBAR	NV	E0346372006-0	05/08/2006
SANDBAR	NV	E0346582006-5	05/08/2006
SANDBAR	NV	E0346592006-6	05/08/2006
SANDBAR (and design)	NV	E0343602006-6	05/08/2006
SANDBAR (and design)	NV	E0346192006-8	05/08/2006
SANDBAR (and design)	NV	E0346262006-7	05/08/2006
SANTA FE STATION	NV	SM00330325	10/11/2000
SANTA FE STATION	NV	TN00280408	09/18/1995
SEVILLE BAR	NV	SM00300767	03/06/1998
SO CLOSE YOU CAN TOUCH THE STAR!	NV	SM00290640	12/11/1996
SOUTH BEACH (and design)	NV	SM00300790	03/09/1998
SOUTH BEACH (and design)	NV	TM00300788	03/09/1998
SOUTH BEACH (and design)	NV	TM00300789	03/09/1998
SOUTH PADRE	NV	E0608272008-7	09/16/2008
SOUTH PADRE	NV	E0608212008-1	09/16/2008
SPORTS CONNECTION	NV	E0601942008-1	09/10/2008
SPORTS ON THE RUN (and design)	NV	TM00280410	09/18/1995
SPORTS ON THE RUN (and design)	NV	TM00280411	09/18/1995
SPORTS ON THE RUN (and design)	NV	TM00280412	09/18/1995
SPORTS ON THE RUN (and design)	NV	TM00280413	09/18/1995
SPORTS ON THE RUN (and design)	NV	TM00280414	09/18/1995
SPORTS ON THE RUN (and design)	NV	TM00280415	09/18/1995
STATION CASINOS	NV	SM00260089	03/22/1993
STATION CASINOS	NV	SM00260090	03/22/1993
STIMULUS FRIDAYS	NV	E0673372008-8	10/24/2008
STIMULUS FRIDAYS	NV	E0673322008-3	10/24/2008
STRIKE ZONE	NV	E0275772005-1	05/10/2005
STRIKE ZONE	NV	E0275852005-1	05/10/2005
STRIKE ZONE	NV	E0275862005-2	05/10/2005
SUNSET CAFE	NV	SM00300770	03/06/1998
SUNSET LANES	NV	TN00320481	11/05/1999
SUNSET LANES BOWLING CENTER	NV	TN00260598	09/17/1993
SUNSET STATION	NV	SM00290407	09/23/1996
SUNSET STATION	NV	SM00290408	09/23/1996
SUSHI + SAKE	NV	SM00350668	07/10/2003
T BONE CHOPHOUSE & LOUNGE	NV	E0343362006-6	05/08/2006
T BONES CHOPHOUSE & LOUNGE	NV	E0345562006-2	05/09/2006

Mark	State	Reg. No.	Reg. Date
T BONES CHOPHOUSE & LOUNGE	NV	E0345582006-4	05/09/2006
TERRA VERDE	NV	E0652332007-8	09/18/2007
TERRA ROSSA	NV	E0345802006-2	05/08/2006
TERRA ROSSA	NV	E0346912006-6	05/09/2006
TERRA ROSSA	NV	E0346952006-0	05/09/2006
TEXAS STATION	NV	SM00290164	07/16/1996
TEXAS STATION	NV	SM00290165	07/16/1996
TEXAS STATION GAMBLING HALL & HOTEL	NV	SM00290162	07/16/1996
TEXAS STATION GAMBLING HALL & HOTEL	NV	SM00290163	07/16/1996
THE BROILER	NV	E0244532008-9	04/11/2008
THE CHARCOAL ROOM	NV	SM00360394	05/11/2004
THE FEAST	NV	SM00240184	01/14/1991
THE GRAND CAFÉ	NV	E0293212005-7	05/16/2005
THE GRAND CAFÉ	NV	E0293252005-1	05/16/2005
THE GRAND CAFE	NV	SM00360395	05/11/2004
THE RESIDENCES AT RED ROCK	NV	E0339772006-9	05/04/2006
THE RESIDENCES AT RED ROCK	NV	E0339782006-0	05/04/2006
THE RESIDENCES AT RED ROCK	NV	E0339822006-6	05/04/2006
THE SPA AT RED ROCK	NV	E0346652006-4	05/08/2006
THE SPA AT RED ROCK	NV	E0346672006-6	05/08/2006
THE SPA AT RED ROCK	NV	E0346692006-8	05/08/2006
TIDES OYSTER BAR	NV	E0346142006-3	05/09/2006
TIDES OYSTER BAR	NV	E0346792006-0	05/09/2006
TIDES OYSTER BAR	NV	E0346842006-7	05/08/2006
TIDES OYSTER BAR	NV	E0346002006-7	05/08/2006
TIDES OYSTER BAR	NV	E0346222006-3	05/09/2006
TIDES OYSTER BAR	NV	E0346862006-9	05/09/2006
TRIPLE PAY DEUCES WILD	NV	SM00250804	12/17/1992
TURF GRILL	NV	E0346602006-9	05/08/2006
TURF GRILL	NV	E0346612006-0	05/08/2006
WILD CARD	NV	E0378702008-1	6/13/2008
WILDFIRE CASINO	NV	E0128652005-9	03/22/2005
WILDFIRE CASINO	NV	E0128662005-0	03/22/2005
WILDFIRE CASINO	NV	SM00330560	01/22/2001
WIN WITHOUT WINNING	NV	SM00350538	05/14/2003
WINNERS EXPRESS	NV	E0025182006-9	01/13/2006
WINNERS EXPRESS	NV	E0025222006-5	01/13/2006
WINNERS EXPRESS	NV	E0025242006-7	01/13/2006
VIVA SALSA	NV	SM00300766	03/06/1998

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santa-fe-station-hotel.com
boulder-station-hotel.com
texas-station-gambling-hall.com
fiesta-rancho-hotel.com
fiesta-henderson-casino.com

G.            Foreign Domain Names

stationcasino.cn
stationcasino.hk
stationcasino.jp
stationcasino.sg
stationcasino.tw
stationcasinolasvegas.cn
stationcasinolasvegas.jp
stationcasinolasvegas.sg
stationcasinolasvegas.tw
stationcasinoresort.cn
stationcasinoresort.hk
stationcasinoresort.jp
stationcasinoresort.sg
stationcasinoresort.tw
stationcasinos.hk
stationcasinos.jp
stationcasinos.sg
stationcasinos.tw
stationcasinoslasvegas.cn
stationcasinoslasvegas.hk
stationcasinoslasvegas.jp
stationcasinoslasvegas.sg
stationcasinoslasvegas.tw
stationcasinosresort.cn
stationcasinosresort.hk
stationcasinosresort.jp
stationcasinosresort.sg
stationcasinosresort.tw
stationscasinos.cn
stationscasinos.hk
stationscasinos.jp
stationscasinos.sg
stationscasinos.tw
stationscasinoslasvegas.cn
stationscasinoslasvegas.jp
stationscasinoslasvegas.sg
stationscasinoslasvegas.tw
stationscasinosresort.cn
stationscasinosresort.hk
stationscasinosresort.jp
stationscasinosresort.sg
stationscasinosresort.tw
redrockcasino.hk
redrockcasino.jp
redrockcasino.sg
redrockcasino.tw
redrockhotel.cn
redrockhotel.hk
redrockhotel.jp
redrockhotel.sg
redrockhotel.tw
redrocklasvegas.hk
redrocklasvegas.jp
redrocklasvegas.sg
redrocklasvegas.tw
redrockresort.cn
redrockresort.hk
redrockresort.jp
redrockresort.sg
redrockresort.tw

redrockspa.cn
redrockspa.hk
redrockspa.jp
redrockspa.sg
redrockspa.tw
redrockvegas.cn
redrockvegas.hk
redrockvegas.jp
redrockvegas.sg
redrockvegas.tw
vivahotelcasino.cn
vivahotelcasino.hk
vivahotelcasino.jp
vivahotelcasino.sg
vivahotelcasino.tw
vivahotelspa.cn
vivahotelspa.jp
vivahotelspa.sg
vivahotelspa.tw
vivaresort.cn
vivaresort.jp
vivaresort.sg
vivaresort.tw
vivaresortcasino.cn
vivaresortcasino.jp
vivaresortcasino.sg
vivaresortcasino.tw
vivaspa.cn
vivaspa.hk
vivaspa.jp
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vivatainment.cn
vivatainment.jp
vivatainment.sg
vivatainment.tw

Schedule 5.11(a)(2)

Owned and Licensed Software

None.

Schedule 5.11(b)

Validity, Good Standing and Proceedings

I.              PATENTS

A.            U.S. Patents

None.

B.            U.S. Patent Applications

None.

C.            Foreign Patents

None.

D.            Foreign Patent Applications

None.

II.            COPYRIGHTS

A.            U.S. Copyright Registrations

None.

B.            U.S. Copyright Applications.

None.

C.            Foreign Copyright Registrations

None.

D.            Foreign Copyright Applications

None.

III.           MARKS

A.            U.S. Trademark Registrations

Mark	Class(es)	Reg. No.	Reg. Date
SUNSET STATION	21	2087587	08/12/1997
SUNSET STATION	25	2106796	10/21/1997
SUNSET STATION	41	2793353	12/16/2003

Mark	Class(es)	Reg. No.	Reg. Date
SUNSET STATION	42	2793354	12/16/2003

Use and registration of the marks identified above are subject to a Trademark Concurrent Use Agreement between Station Casinos, Inc. and Sunset Station Group, LLC, which limits Station Casinos Inc.’s trademark rights to the states of Arizona, California, Colorado, Hawaii, Idaho, Montana, Nevada, Oregon, Utah, Washington and Wyoming.

Mark	Class(es)	Reg. No.	Reg. Date
WILD WILD WEST	41	2053006	04/15/1997
WILD WILD WEST	42	2053007	04/15/1997

Use of the mark identified above is restricted to the area consisting of the United States west of the Mississippi River, except for that portion of the State of Louisiana west of the Mississippi River, pursuant to Concurrent Use proceeding No. 34005052.

B.            U.S. Trademark Applications

Mark	Class(es)	Application. No.	Reg. Date
VIVA ENTERTAINMENT	25	77/818,863	09/02/09
VIVA ENTERTAINMENT	35	77/818,862	09/02/09
VIVA ENTERTAINMENT	43	77/409,328	02/29/08
VIVA ENTERTAINMENT	43	77/818,850	02/09/09

Application Serial No. 77/409,328 is the subject of Opposition Proceeding No. 91190844 before the TTAB, between Station Casinos, Inc. and Viva Entertainment Network, Inc.  The Proceeding is suspended pending the bankruptcy of Station Casinos, Inc.

Applications Serial Nos. 77/818,862 and 77/818,862 are the potential subjects of an Opposition Proceeding before the TTAB.  Extensions of time to Oppose were filed March 23, 2010.

Application Serial No. 77/818,850 is the potential subject of an Opposition Proceeding before the TTAB. An extension of time to Oppose was filed April 14, 2010.

Mark	Class(es)	Reg. No.	Reg. Date
WILD CARD	41	77/598,066	10/22/2008

The mark identified above is subject to a Trademark Concurrent Use Agreement between Station Casinos, Inc. and the Seminole Tribe of Florida, which limits Station Casinos Inc.’s trademark rights to those states West of the Mississippi River.

C.            Foreign Trademark Registrations

None.

D.            Foreign Trademark Applications

None.

E.             State Trademark Registrations

None.

F.             Domain Names

None.

Schedule 5.11(c)

Intellectual Property Agreements

1.                                       License and Support Agreement dated January 6, 2006 by and among Station Casinos, Inc., Aliante Station, LLC and Aliante Gaming, LLC

2.                                       License and Support Agreement dated March 10, 2000 by and between Station Casinos, Inc. and Green Valley Ranch Gaming, LLC (as amended by Section 17 of that certain First Amendment to Operating Agreement dated as of September 17, 2001 among Green Valley Ranch Gaming, LLC, GCR Gaming, LLC, GV Ranch Station, Inc. and Station Casinos, Inc.)

Schedule 5.11(d)

Right, Title and Interest in Purchased Intellectual Property

None.

Schedule 5.11(e)

Infringement, Violation, Misappropriation or Dilution

None.

Schedule 5.11(f)

Software

None.

Schedule 5.11(g)

Public Software

Application	Description
IT Operations
Free BSD	OS utility managing the DNS servers
PUTTY	Used to telnet into networking equipment
Videolan	Monitor IP video streams and video playback
CentOS	Network probe utility

IT Engineering/Development
Firefox	Internet browser
Coderush Express	Works with Visual Studio, code formatting
Virtual Clonedrive	Utility that mounts an image as a CD
Expresso	Regular expression testing tool
Fences	Tool to organize desktop icons
Demon tools	Utility that mounts ISO as a CD
Notepad 2 & Notepad ++	Extended editor tools

Schedule 5.12(a)

Material Contracts

Those contracts filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 or filed after such annual report and prior to the date hereof as exhibits to the Company’s SEC filings.

Membership Interest Purchase Agreement dated November 13, 2003 between SC Michigan, LLC and MPM Enterprises, L.L.C.

First Amended and Restated Operating Agreement of MPM Enterprises, LLC dated November 13, 2003 among SC Michigan , LLC, Barton W. LaBelle, Douglas N. LaBelle, W. Sidney Smith and James C. Fabiano

Third Amended and Restated Development Agreement dated May 21, 2009 between the Match-E-Be-Nash-She-Wish Band of Pottawatomi Indians of Michigan and MPM Enterprises, L.L.C.

Fourth Amended and Restated Management Agreement dated April 29, 2010 between the Match-E-Be-Nash-She-Wish Band of Pottawatomi Indians of Michigan and MPM Enterprises, L.L.C.

Development Agreement dated April 22, 2003 between Graton Rancheria, California (a/k/a The Federated Indians of Graton Rancheria and The Indians of the Graton Rancheria of California) and SC Sonoma Development, LLC

Management Agreement dated April 22, 2003 between Graton Rancheria, California (a/k/a The Federated Indians of Graton Rancheria and The Indians of the Graton Rancheria of California) and SC Sonoma Management, LLC (as amended by that certain Amendment No. 1 Management Agreement dated August 10, 2005)

Development Agreement dated December 8, 2003 between The North Fork Rancheria of Mono Indians of California and SC Madera Development, LLC

Management Agreement dated December 8, 2003 between The North Fork Rancheria of Mono Indians of California and SC Madera Management, LLC

Development Agreement dated January 12, 2004 between The Mechoopda Indian Tribe of Chico Rancheria, California and SC Butte Development, LLC

Management Agreement dated January 12, 2004 between The Mechoopda Indian Tribe of Chico Rancheria, California and SC Butte Management, LLC

Amended and Restated Limited Liability Company Agreement of Rancho Road LLC dated December 19, 2006 between FBLV Holding Company LLC and SC Rancho Development, LLC

Limited Liability Company Agreement of Richfield Homes LLC dated February 8, 2010 between FBLV Holding Company LLC and SC Rancho Development, LLC

Operating Agreement of Sunset GV, LLC dated June 6, 2006 between Green Valley Station, Inc. and G.C. Gaming, LLC

Operating Agreement of Greens Café, LLC dated June 20, 2005 between Green Valley Station, Inc. and G.C. Gaming, LLC

First Amended and Restated Operating Agreement of Town Center Amusements, Inc. A Limited Liability Company dated June 6, 1995 between Green Valley Station, Inc. and G.C. Gaming, LLC (successor-in-interest to Green Valley Ventures, Inc.) (as amended by that certain First Amendment to First Amended and Restated Operating Agreement dated April 2, 1996, and as further amended by that certain Second Amendment to First Amended and Restated Operating Agreement dated November 21, 1996)

Operating Agreement of SCI/CE Rohnert Park, LLC dated February 5, 2008 between Sonoma Land Acquisition Company, LLC and Dallas Rohnert Park, LLC

Ground Lease and Option Agreement dated September 15, 2004 between Cohen 2006 Trust (successor-in-interest to The Robert Cohen Foundation) and Vista Holdings, LLC

Option to Acquire Property and Escrow Instructions December 30, 2008 among Station Casinos, Inc., The Tiberti Company and Chicago Title Agency of Nevada, Inc.

Texas Ground Lease dated as of June 1, 1995, between Texas Gambling Hall & Hotel, Inc., as lessor, and Station Casinos, Inc., as lessee, as amended by the First Amendment to the Texas Ground Lease dated as of June 30, 1995 between Station Casinos, Inc. and Texas Gambling Hall & Hotel, Inc., as assigned to Texas Station, Inc. pursuant to that certain Assignment, Assumption & Consent Agreement (Texas Ground Lease), dated as of July 6, 1995, between Station Casinos, Inc. and Texas Station, Inc.,  as amended by the Lease Amendment No. 1 dated as of December 23, 1996 between Texas Station, Inc. and Texas Gambling Hall & Hotel, Inc. and as amended by the Second Amendment to the Texas Ground Lease dated as of January 7, 1997 between Texas Station, Inc. and Texas Gambling Hall & Hotel.

Office Lease dated November 1, 2007 between Cole So Las Vegas NV, LLC and Station Casinos, Inc.

Indenture dated as of March 17, 2004 between Station Casinos, Inc. and Law Debenture Trust Company of New York as Trustee (6% Senior Notes)

Indenture dated as of January 29, 2004 between Station Casinos, Inc. and Law Debenture Trust Company of New York as Trustee (6 1/2% Subordinated Notes)

Indenture dated as of February 27, 2004 between Station Casinos, Inc. and Law Debenture Trust Company of New York as Trustee (6 7/8% Subordinated Notes)

Indenture dated as of March 13, 2006 between Station Casinos, Inc. and Law Debenture Trust Company of New York as Trustee (6 5/8% Subordinated Notes)

Indenture dated as of August 1, 2006 between Station Casinos, Inc. and Law Debenture Trust Company of New York as Trustee (7 3/4% Senior Notes)

Credit Agreement dated as of November 7, 2007 among the Company, Deutsche Bank Trust Company Americas, the lenders party thereto, Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and JPMorgan Chase Bank, N.A.

Amended and Restated Loan and Security Agreement dated as of March 19, 2008 by and among German American Capital Corporation and JPMorgan Chase Bank, N.A. and FCP PropCo, LLC.

Credit Agreement dated as of February 7, 2008 among CV PropCo, LLC, the lenders party thereto, Deutsche Bank Trust Company Americas, JPMorgan Chase Bank, N.A., Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc.

Ground Sublease dated March 20, 2006 between Paradise Aviation Owners’ Association and Station Casinos, Inc.

Master Lease Agreement dated as of November 7, 2007, between FCP PropCo, LLC, as landlord, and Station Casinos, Inc. as tenant.

Consulting Agreement dated as of July 15, 2009, between Vista Holdings, LLC and Warner Gaming LLC.

Schedule 5.12(b)

Material Contract Defaults

Default:

Indenture dated as of March 17, 2004 between Station Casinos, Inc. and Law Debenture Trust Company of New York as Trustee (6% Senior Notes)

Indenture dated as of January 29, 2004 between Station Casinos, Inc. and Law Debenture Trust Company of New York as Trustee (6 1/2% Subordinated Notes)

Indenture dated as of February 27, 2004 between Station Casinos, Inc. and Law Debenture Trust Company of New York as Trustee (6 7/8% Subordinated Notes)

Indenture dated as of March 13, 2006 between Station Casinos, Inc. and Law Debenture Trust Company of New York as Trustee (6 5/8% Subordinated Notes)

Indenture dated as of August 1, 2006 between Station Casinos, Inc. and Law Debenture Trust Company of New York as Trustee (7 3/4% Senior Notes)

Credit Agreement dated as of November 7, 2007 among the Company, Deutsche Bank Trust Company Americas, the lenders party thereto, Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and JPMorgan Chase Bank, N.A.

Amended and Restated Loan and Security Agreement dated as of March 19, 2008 by and among German American Capital Corporation and JPMorgan Chase Bank, N.A. and FCP PropCo, LLC.

Credit Agreement dated as of February 7, 2008 among CV PropCo, LLC, the lenders party thereto, Deutsche Bank Trust Company Americas, JPMorgan Chase Bank, N.A., Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc.

Consent Required:

Ground Lease and Option Agreement dated September 15, 2004 between Cohen 2006 Trust (successor-in-interest to The Robert Cohen Foundation) and Vista Holdings, LLC

Option to Acquire Property and Escrow Instructions December 30, 2008 among Station Casinos, Inc., The Tiberti Company and Chicago Title Agency of Nevada, Inc.

Texas Ground Lease dated as of June 1, 1995, between Texas Gambling Hall & Hotel, Inc., as lessor, and Station Casinos, Inc., as lessee, as amended by the First Amendment to the Texas Ground Lease dated as of June 30, 1995 between Station Casinos, Inc. and Texas Gambling Hall & Hotel, Inc., as assigned to Texas Station, Inc. pursuant to that certain Assignment, Assumption & Consent Agreement (Texas Ground Lease), dated as of July 6, 1995, between Station Casinos, Inc. and Texas Station, Inc.,  as amended by the Lease Amendment No. 1 dated as of December 23, 1996 between Texas Station, Inc. and

Texas Gambling Hall & Hotel, Inc. and as amended by the Second Amendment to the Texas Ground Lease dated as of January 7, 1997 between Texas Station, Inc. and Texas Gambling Hall & Hotel.

Ground Sublease dated March 20, 2006 between Paradise Aviation Owners’ Association and Station Casinos, Inc.

Schedule 5.13(a)

Employee Benefits

1.             Supplemental Executive Retirement Plan dated as of November 30, 1994 (as amended by that certain First Amendment to the Supplemental Executive Retirement Plan dated as of January 21, 2005, and as further amended by that certain Second Amendment to Supplemental Executive Retirement Plan dated as of November 7, 2007)

2.             Supplemental Management Retirement Plan dated as of November 30, 1994 (as amended by that certain First Amendment to Supplemental Management Retirement Program dated as of November 7, 2007)

3.             Amended and Restated Deferred Compensation Plan dated as of January 1, 2001 (as amended by that certain First Amendment to Amended and Restated Deferred Compensation Plan dated as of August 13, 2007, and as further amended by that certain Second Amendment to Amended and Restated Deferred Compensation Plan dated as of November 7, 2007)

4.             Station Casinos, Inc. and Affiliates 401(k) Retirement Plan

5.             Special Long-Term Disability Plan dated as of November 30, 1994

6.             Station Casinos, Inc. Employee Benefit Plan

7.             Benefit arrangements and payroll practices set forth in the Station Casinos, Inc. Team Member Handbook (to the extent not set forth above)

8.             Miscellaneous individual employment agreements made available to Purchaser.

9.             Long Term Stay On Agreements related to employees of Sellers made available to Purchaser

Schedule 5.13(c)

Qualified Plans

None.

Schedule 5.13(h)

No Employee Benefits Conflicts

Each of the following will (i) result in any payment becoming due to any employee of any Seller; (ii) increase any benefits otherwise payable under any Employee Benefit Plan; or (iii) result in the acceleration of the time of payment or vesting of any such benefits (however, for the avoidance of doubt, each of the following is an Excluded Liability and shall not be assumed by Purchaser).

1.             In the event of a change in control, certain of the employment agreements provide for benefits in the amount and form specified below.

A.            The Executive Employment Agreement between Station Casinos, Inc. and Frank J. Fertitta III dated November 7, 2007 provides for (a) an annual bonus of at least 120% base salary, (b) immediate vesting of stock-based and performance-based interests, which shall continue to be and shall remain exercisable for the remaining term of such interests as set forth in the agreements granting or awarding such interests, (c) a lump-sum payment that is the equivalent of the executive receiving 15-years of payments under the Station Casinos, Inc. Supplemental Executive Retirement Plan, (d) immediate vesting of any deferred compensation or bonuses, (e) continued funding of the executive’s life insurance policies, or at the executive’s option, an equivalent lump-sum payment, and (f) such rights to other benefits as may be provided in the Company’s plans and programs.

B.            The Executive Employment Agreement between Station Casinos, Inc. and Thomas M. Friel dated November 7, 2007, the Executive Employment Agreement between Station Casinos, Inc. and Richard J. Haskins dated November 7, 2007, and the Executive Employment Agreement between Station Casinos, Inc. and Kevin L. Kelley dated December 14, 2007 provide for the vesting of stock-based and performance-based interests.

C.            The Executive Employment Agreement between Station Casinos, Inc. and Scott M. Nielson dated November 7, 2007 provides for (a) the vesting of stock-based and performance-based interests and (b) immediate vesting of any deferred compensation or bonuses, including interests and credits.

2.             In the event of a termination after a change in control, certain of the employment agreements provide for additional benefits in the amount and form specified below.

A.            The Executive Employment Agreement between Station Casinos, Inc. and Frank J. Fertitta III dated November 7, 2007 provides for the following:

•      If, following a change in control, the executive’s employment is terminated by the Company without cause or by the executive for good reason, then in addition to the benefits described in 1.A. above, the executive is entitled to (a) a lump-sum payment equal to the greater of (i) 880% base salary at the time of the change in control or (ii) 880% base salary at the time of termination, (b) any annual or supplemental performance bonus awarded but not paid, (c) a pro-rata annual bonus for the year in which the termination occurs, (d) continuation of the certain of the executive’s employee benefits for 60 days, or at the executive’s option, an equivalent lump-sum payment, and (e) reimbursement of incurred but unpaid expenses.

•      If, following a change in control, the executive’s employment is terminated by the executive without good reason, then in addition to the single-trigger benefits described above, the executive is entitled to (a) a lump-sum payment equal to 80% of the lump-sum payment described in part (a) of the bullet point above if  such termination occurs within the first 12 months following a change in control or (b) a lump-sum payment equal to 100% of the lump-sum payment described in part (a) of the bullet point above if such termination occurs after the 12 months following a change in control.  In either case, the executive is also entitled to an additional lump-sum payment equal to 880% of his base salary at the time of the termination of employment, as well as any annual or supplemental performance bonus awarded but not paid, any deferred bonus under the Station Casinos, Inc. Deferred Compensation Plan for Executives, immediate vesting of stock-based and performance-based interests without accelerated terms of exercisability, rights and benefits as provided by the Company’s plans and programs, and reimbursement of incurred but unpaid expenses.

B.            The Executive Employment Agreement between Station Casinos, Inc. and Thomas M. Friel dated November 7, 2007 and the Executive Employment Agreement between Station Casinos, Inc. and Richard J. Haskins dated November 7, 2007 provide for the following:

•      If, within 5 years following a change in control, the executive’s employment is terminated by the Company without cause or by the executive for good reason, then in addition to the benefit described in 1.B. above, the executive is entitled to (a) a lump-sum payment equal to the greater of (i) 480% base salary at the time of the change in control or (ii) 480% base salary at the time of termination, (b) a pro-rata annual bonus for the year in which the termination occurs, (c) any deferred compensation or bonuses, including interest or other credits, (d) exercise, within 180 days, vested and exercisable stock-based and performance-based interests, (e) immediate vesting and pay out of all amounts set forth in the executive’s Long-Term Stay-On Performance Incentive Payment Agreement as if the executive had fully satisfied all the terms and conditions thereof, (f) immediate vesting of the executive’s Supplemental Management Retirement Plan benefit, (g) continued funding of the executive’s life insurance policy, or at the executive’s option, an equivalent lump-sum payment, and (h) paid continuation of the executive’s medical insurance for 36 months following such termination, or at the executive’s option, an equivalent lump-sum payment.

•      If, within one year and 90 days of a change in control, the executive’s employment is terminated by the executive without good reason, then in addition to the benefits described in 1.B. above, the executive is entitled to all the payments and benefits described in the bullet point above, except that the executive shall not be entitled to the immediate vesting and pay out of all amounts set forth in the executive’s Long-Term Stay-On Performance Incentive Payment Agreement as if the executive had fully satisfied all the terms and conditions thereof.

C.            The Executive Employment Agreement between Station Casinos, Inc. and Kevin L. Kelley dated December 14, 2007 provides for the following:

•      If, within 5 years following a change in control, the executive’s employment is terminated by the Company without cause or by the executive for good reason, then in addition to the single-trigger benefit described above, the executive is entitled to (a) a lump-sum payment equal to the greater of (i) 480% base salary at the time of the change in control or (ii) 480% base salary at the time of termination, (b) a pro-rata annual bonus for the year in which the termination occurs, (c) any deferred compensation or bonuses, including interest or other credits, (d) exercise, within 180 days, all vested stock options, phantom stock units, stock appreciation rights, and other exercisable stock-based or performance-based interests, (e) immediate vesting of the executive’s Supplemental Management Retirement Plan benefit, (f) continued funding of the executive’s life insurance policy, or at the executive’s option, an equivalent lump-sum payment, and (g) paid continuation of the executive’s medical insurance for 36 months following such termination, or at the executive’s option, an equivalent lump-sum payment.

•      If, within one year and 90 days of a change in control, the executive’s employment is terminated by the executive without good reason, then the executive is entitled to the benefits described above.

D.            The Executive Employment Agreement between Station Casinos, Inc. and Scott M. Nielson dated November 7, 2007 provides for the following:

•      If, within 5 years following a change in control, the executive’s employment is terminated by the Company without cause or by the executive for good reason, then in addition to the single-trigger benefit described above, the executive is entitled to (a) a lump-sum payment equal to the greater of (i) 480% base salary at the time of the change in control or (ii) 480% base salary at the time of termination, (b) a pro-

rata annual bonus for the year in which the termination occurs, (c) any deferred bonus, including interest or other credits, (d) exercise, within 180 days, all vested and exercisable stock-based or performance-based interests, (e) immediate vesting of the executive’s Supplemental Management Retirement Plan benefit, (f) continued funding of the executive’s life insurance policy, or at the executive’s option, an equivalent lump-sum payment, and (g) paid continuation of the executive’s medical insurance for 36 months following such termination, or at the executive’s option, an equivalent lump-sum payment.

•      If, within one year and 90 days of a change in control, the executive’s employment is terminated by the executive without good reason, then the executive is entitled to the benefits described above.

E.             The Employment Agreement between Station Casinos, Inc. and Glen Bashore dated June 29, 2009 provides for the following:

•      If, within 12 months after a change in control, the employee’s employment with the Company is terminated without cause, then the employee is entitled to (a) continuance of base salary for 12 months, (b) any annual bonus awarded but not yet paid, (c) immediate vesting of any restricted stock, (d) immediate vesting of any stock options or stock appreciation rights granted by the Company, which stock options and stock appreciation rights shall continue to be and shall remain exercisable until the earlier of (i) 6 months following the date of termination of employment, and (ii) the remaining term of such stock options and stock appreciation rights as set forth in the agreement granting or otherwise awarding such stock option or stock appreciation rights, as if no termination had taken place, (e) immediate vesting and payment of all amounts set forth in the Long-Term Stay-On Agreement dated July 1, 2004 as if the employee had fully satisfied all of the terms and conditions thereof, (f) reimbursement for reasonable expenses incurred, but not paid, (g) reimbursement of COBRA coverage costs for the employee and his authorized dependents for 12 months following such termination, and (h) such rights to other benefits as may be provided in the Company’s plans and programs.

F.             The Employment Agreement between Station Casinos, Inc. and Scott Kreeger dated December 1, 2007 and the Employment Agreement between Station Casinos, Inc. and Mark Dunkeson dated February 1, 2008 provide for the following:

•      If, within 12 months after a change in control, the employee’s employment with the Company is terminated without cause, then the employee is entitled to (a) continuance of base salary for 12 months, (b) any annual bonus awarded but not yet paid, (c) immediate vesting of any restricted stock, (d) immediate vesting of any stock options or stock appreciation rights granted by the Company, which stock options and stock appreciation rights shall continue to be and shall remain exercisable until the earlier of (i) 6 months following the date of termination of employment, and (ii) the remaining term of such stock options and stock appreciation rights as set forth in the agreement granting or otherwise awarding such stock option or stock appreciation rights, as if no termination had taken place, (e) reimbursement for reasonable expenses incurred, but not paid, (f) reimbursement of COBRA coverage costs for the employee and his authorized dependents for 12 months following such termination, and (g) such rights to other benefits as may be provided in the Company’s plans and programs.

3.             In the event of a change in control, certain of the benefit plans maintained for executives provide for benefits in the amount and form listed below.

A.            The Station Casinos, Inc. Supplemental Executive Retirement Plan provides for 100% vesting of benefits under the plan upon a change of control.

B.            The Station Casinos, Inc. Supplemental Management Retirement Plan provides for 100% vesting of benefits under the plan upon a change of control.

C.            The Station Casinos, Inc. Amended and Restated Deferred Compensation Plan provides for 100% vesting of all contributions upon a change of control.

Schedule 5.14(a)

Labor and Collective Bargaining Agreement

None.

Schedule 5.14(b)

Strikes and Labor Complaints

UNFAIR LABOR PRACTICE CHARGES FILED WITH REGION 28 OF THE NATIONAL LABOR RELATIONS BOARD

Unfair Labor Practice Charge 28-CA-22918

Date Filed:  02/24/10

Name of Charging Party:  Local Joint Executive Board of Las Vegas

Name of Employer:  Station Casinos

Allegations:  Station Casinos has used the following intimidating and threatening tactics in an effort to dissuade union activity:

1.            On or about February 19, 2010, at Aliante Station, Supervisor Resio prohibited employees from wearing union buttons.

2.            On or about February 19, 2010, at Aliante Station, Supervisor Craig threatened, interrogated, and ordered employees to remove union buttons.

3.            On or about February 19, 2010, at Boulder Station, Chef Chris and Beverage Manager Chris surveiled union activity.

4.            On or about February 19, 2010, at Boulder Station, Manager Richard Tafuya ordered employees to remove union buttons, ordered them to his office, and threatened to terminate them in retaliation for union activity.

5.            On or about February 19, 2010, at Boulder Station, the Food and Beverage Director threatened an employee to his face and ordered him to take off his union button.

6.            On or about February 19, 2010, at Boulder Station, Human Resources Managers Arturo Lopez and Mariaugenia Vazquez, Day Shift Supervisor Bette Martinez, and General Manager Brian Shagon threatened that if the Union is certified, “problems won’t be solved for several months.”

7.            On or about February 20, 2010, at Boulder Station, Supervisor Christopher Drayer promised a worker that he would be granted full-time hours without the Union.

8.            On or about February 20, 2010, at Boulder Station, Buffet Supervisor Richard surveiled employees.

9.            On or about February 19, 2010, at Fiesta Henderson Casino, Chef Ruaste interrogated employees regarding union activity.

10.          On or about February 19, 2010, at Green Valley Ranch, Chef Chris Fearnov and Supervisor Robert Guzman interrogated and threatened employees.

11.          On or about February 20, 2010, at Green Valley Ranch, Human Resources Supervisors Sheila Lee and Cathy Huchenson surveiled employees’ union activity in the T.D.R.

12.          On or about February 20, 2010, at Green Valley Ranch, men in suits surveiled employees in the T.D.R.

13.          On or about February 20, 2010, at Green Valley Ranch, security guards addressed union activists by name as they entered work.

14.          On or about February 24, 2010, at Green Valley Ranch, Assistant Beverage Manager Brian Tedeschi threatened to “tighten up work rules” if the Union is certified and promised financial rewards if employees stayed loyal to the Company.

15.         On or about February 19, 2010, at Palace Station, Supervisor Starla Martinez surveiled union activity, ordered union activists to read anti-union literature to coworkers at shift meetings, and gave the impression it was futile to support the Union.

16.         On or about February 19, 2010, at Palace Station, Supervisor Estarla surveiled union activity and physically assaulted and insulted employees regarding union activity.

17.         On or about February 19, 2010, at Palace Station, Human Resources Supervisors surveiled union activity.

18.         On or about February 19, 2010, at Palace Station, Human Resources Director Natalli Mattei and Human Resources Assistant Eleanor Wildwisky promised a wage increase and to return to a 40 hours per week schedule, and threatened card signers that they will “suffer the consequences.”

19.         On February 20, 2010 at Palace Station, Supervisor Juana interrogated employees regarding union activity.

20.         On or about February 20, 2010, at Palace Station, Supervisor Starla Martinez threatened employees who signed union cards.

21.         On or about February 20, 2010, at Palace Station, Supervisor Starla Martinez threatened to subcontract the internal maintenance department.

22.         On or about February 20, 2010, at Palace Station, Supervisor Starla Martinez discriminated again union activists.

23.         On or about February 21, 2010, at Palace Station, Internal Maintenance Manager Mike Hicks threatened layoffs for signing union cards, promised never to lay off any employees and said the Union will never come into Station Casinos.

24.          On or about February 19, 2010, at Red Rock Station, Sanitation Supervisor Maria Murillo threatened to terminate employees who signed union cards and stated that the terminated employees would have no right to unemployment insurance.

25.          On or about February 19, 2010, at Red Rock Station, Supervisors Mario Valencia and Saul BaJorques interrogated employees.

26.         On or about February 19, 2010, at Red Rock Station, Chef Mario Valencia threatened employees wearing union buttons.

27.         On or about February 19, 2010, at Red Rock Station, Supervisor Victor Hernandez interrogated employees regarding union activity.

28.          On or about February 19, 2010, at Red Rock Station, the employer changed days off and schedules in retaliation for union activity.

29.          On or about February 19, 2010, at Red Rock Station, the employer increased job duties in retaliation for union activity.

30.          On or about February 20, 2010, at Red Rock Station, GRA Supervisor Desire Carrasco interrogated employees regarding union activity.

31.          On or about February 20, 2010, at Red Rock Station, the Security Supervisor stopped employees from entering the property and confiscated employee badges.

32.          On or about February 20, 2010, at Red Rock Station, Supervisor Osmani Diaz surveiled employees’ union activity.

33.          On or about February 20, 2010, at Red Rock Station, IM Supervisor Butch promised wage increases and confiscated union membership cards.

34.          On or about February 20, 2010, at Red Rock Station, Supervisor Mario Valeria prohibited union activists from attending an employee meeting.

35.          On or about February 20, 2010, at Red Rock Station, Supervisor Victor Hernandez discriminated against an employee in retaliation for union activity.

36.          On or about February 21, 2010, at Red Rock Station, Supervisor Eric Ball gave the impression that it is futile to try and organize a union at Station Casinos, threatened employees, and gave the impression of surveillance.

37.          On or about February 21, 2010, at Red Rock Station, Supervisors Carmen, and Marylou and one unnamed Manager pulled an employee into an office and interrogated and intimidated her.

38.          On or about February 21, 2010 at Red Rock Station, security guards were walking the floors surveiling and were present during an employee meeting.

39.         On or about February 21, 2010, at Red Rock Station, Porter Supervisor Jean increased an employee’s workload in retaliation for wearing a union button.

40.         On or about February 22, 2010, at Red Rock Station, Supervisor Desiree Cannisco changed an employee’s job duties in retaliation for union activity.

41.          On or about February 22, 2010, at Red Rock Station, Supervisor Carmen withheld keys in retaliation for union activity.

42.          On or about February 22, 2010, at Red Rock Station, Supervisor Raul Cervantes physically assaulted an employee wearing a union button by pushing the employee up against a sink.

43.          On or about February 22, 2010, at Red Rock Station, Supervisor Jean ordered employees to remove union buttons.

44.         On or about February 22, 2010, at Red Rock Station, Porter Supervisor Estella Lezie told employees that the Union will take money out of their checks right now if they sign a union card.

45.         On or about February 23, 2010, at Red Rock Station, Supervisor Raul Cervantes physically assaulted an employee wearing a union button and ordered employees to remove buttons.

46.         On or about February 23, 2010, at Red Rock Station, Supervisor Bryan Dillun surveiled employees’ union activity.

47.         On or about February 23, 2010, at Red Rock Station, Supervisor Raul Cervantes used profanity in retaliation for union activity.

48.          On or about February 19, 2010, at Santa Fe Station, Chef George Jacques told employees to take off union buttons.

49.          On or about February 19, 2010, at Santa Fe Station, Casino Porter Supervisor Ron Loera used violence to intimidate employees.

50.          On or about February 19, 2010, at Santa Fe Station, Assistant Chef Jury Michels ordered an employee to take off his union button.

51.          On or about February 19, 2010, at Santa Fe Station, Supervisor Gilberto Rodriguez threatened to cut hours if a worker supported the Union.

52.          On or about February 20, 2010, at Santa Fe Station, General Manager Christy Famuda threatened “not to solve any problems one-on-one” if the Union is certified.

53.          On or about February 20, 2010, at Santa Fe Station, Executive Chef George Jaques told employees that if they sign a union card, the Union will take money out of their checks now.

54.          On or about February 20, 2010, at Santa Fe Station, Beverage Director Lu Anne Sambuto told employees it is futile to attempt to unionize.

55.          On or about February 22, 2010, at Santa Fe Station, Supervisor Shamein threatened to discipline an employee wearing union buttons and asked which other employees signed union cards.

56.          On or about February 22, 2010, at Sunset Station, Supervisor Frank Picolo threatened employees with customer complaints.

57.          On or about February 19, 2010, at Texas Station, Joe Painter, IM Manager, and Supervisor Rafael Gonzalez told employees that union activity is not allowed on or off property, threatened employees, and carried out surveillance of union activities.

Unfair Labor Practice Charge 28-CA-22944

Date Filed:  03/10/10

Name of Charging Party:  Local Joint Executive Board of Las Vegas

Name of Employer:  Station Casinos

Allegations:  On or about February 27, 2010, at Sunset Station, Supervisor Ray Velasquez terminated Leticia Blecker in retaliation for union activity.

Unfair Labor Practice Charge 28-CA-22945

Date Filed:  03/10/10

Name of Charging Party:  Local Joint Executive Board of Las Vegas

Name of Employer:  Station Casinos

Allegations:

1.             On or about February 19, 2010, at Fiesta Henderson, a Bar Supervisor started withholding shifts from Shelley Spooner, resulting in lost income, in retaliation for union activity.

2.             On or about February 25, 2010, at Fiesta Henderson, Chef Rusty Hicks threatened that there would be no more flexibility with the job if the Union is certified.

3.             On or about February 27, 2010, at Fiesta Henderson, Chef Rusty Hicks harassed an employee in retaliation for union activity.

4.             On or about February 28, 2010, at Fiesta Henderson, Chef Rusty Hicks gave extra pay to bribe an employee to stop union activity.

5.             On or about February 19, 2010, at Fiesta Rancho, Executive Chef Dennis Lamela changed Reynaldo Estrada’s shift in retaliation for union activity.

6.             On or about February 23, 2010, at Fiesta Rancho, Supervisor Dennis Demela said he would guarantee jobs if employees gave him $40.00.

7.             On or about February 26, 2010, at Fiesta Rancho, Supervisor Maria Parga and Human Resources Manager Paula Coms surveiled union activity.

8.             On or about February 27, 2010, at Fiesta Rancho Supervisor Maria Parga threatened termination to card signers.

9.             On or about February 23, 2010, at Palace Station, Human Resources Supervisor Elena Wildswiski gave the impression of ongoing surveillance.

10.           On or about February 25, 2010, at Palace Station, Supervisor Raul Castro told an employee to take off his union button.

11.           On or about February 25, 2010, at Palace Station, Supervisor Raul Castro surveiled employees in retaliation for union activity.

12.           On or about March 1, 2010, at Palace Station, Security Guard Albert Greis prohibited employees from public sidewalks and the street to stop union activity by employees.

13.           On or about March 6, 2010, at Palace Station, Supervisor Tony Tillman issued a verbal counseling to Antonia Gutierrez in retaliation for union activity.

14.           On or about February 22, 2010, at Red Rock Station, General Manager Renan Gorman told an employee to take off his union button.

15.           On or about February 24, 2010, at Red Rock Station, Supervisors Monica Martinez and Raul Cervantes accused union supporters of being paid money for signing employees’ names on union cards and accused the union supporters of threatening their co-workers to sign cards.

16.           On or about February 26, 2010, at Red Rock Station, Supervisor Dina called employees shameless in retaliation for union activity.

17.           On or about February 27, 2010, at Red Rock Station, Supervisor Kendrick Ganaway issued a final written warning to Pablo Ponce in retaliation for union activity.

18.           On or about February 27, 2010, at Red Rock Station, Supervisors Maria Murillo and Raul Cervantes issued a warning to Miguel Hernandez in retaliation for union activity.

19.           On or about March 3, 2010, at Red Rock Station, Supervisor Desiree issued a warning to Cecilia Lopez in retaliation for union activity.

20.           On or about March 3, 2010, at Red Rock Station, Supervisor Carmen lowered the score and threatened to make life miserable to Maria Isabel Willalter in retaliation for union activity.

21.           On or about March 4, 2010, at Red Rock Station, Chef Brian Dillon and Room Chef Mario Valeria surveiled employees in retaliation for union activity.

22.           On or about March 5, 2010, at Red Rock Station, Chef Brian Dillon and Chef Carrey sent a waiter to tell an employee that because of the button he will be fired and that Chefs Dillon and Carrey continuously surveil their activity.

23.           On or about March 7, 2010, at Red Rock Station, Supervisors Ronnie and Melany harassed employees in retaliation for union activity.

24.           On or about February 23, 2010, at Santa Fe Station, Supervisor Gilberto Rodriguez threatened to reduce shifts by 2 hours in retaliation for union activity.

25.           On or about February 25, 2010, at Santa Fe Station, Supervisor Ron Loera issued a verbal warning to Delores Quezada in retaliation for union activity.

26.           On or about February 29, 2010, at Santa Fe Station, Supervisor Cyndy Rosenberry surveiled employees regarding union activity.

27.           On or about February 23, 2010, at Sunset Station, a Housekeeping Supervisor told employees that they are prohibited from talking about the Union while on break.

28.           On or about February 23, 2010, at Sunset Station, Supervisor John Beagal issued a verbal warning to Jesse Omar Mendoza in retaliation for activity.

29.           On or about February 24, 2010, at Sunset Station, Supervisor Lynn Dunn and Estella Sevilla issued a verbal warning to Dionicia Barraza in retaliation for union activity.

30.           On or about February 27, 2010, at Sunset Station, Supervisor Dragan issued Hilda Griffin discipline in retaliation for union activity.

31.           On or about March 3, 2010, at Sunset Station, Supervisor Carmen Waupoose ordered Sam Dominguez to perform extra work duties in retaliation for union activity.

32.           On or about February 28, 2010, at Texas Station, Assistant Steward Edwyn Enriquez changed Rosa Herrera’s shift in retaliation for union activity.

Unfair Labor Practice Charge 28-CA-22982

Date Filed:  04/06/10

Name of Charging Party:  Local Joint Executive Board of Las Vegas

Name of Employer:  Station Casinos

Allegations:  In the last six months, the employer, through its supervisors and agents, have interrogated, surveilled, threatened, and harassed employees for their union activity. Employer has also prohibited union solicitation by employees, distribution of union literature by employees, and pro-union speech by employees and posted documents giving the impression of the futility of attempting to organize a union at Station Casinos.

The employer by its supervisors and agents have issued warnings to Mariana Rodriguez, Jorge Barragan, Maria Corona, Lorena Rosendiz de Villa, and Zena Pietsch and have changed the work schedule of Maria Isabel Villalta, Alejandro Cuevas, and Teresa de Bellonia in retaliation for union activity. See attached list of casinos.

[List of Casinos:  Aliante Station, Boulder Station, Fiesta Henderson, Fiesta Rancho, Green Valley Ranch, Palace Station, Red Rock Station, Santa Fe Station, Sunset Station, Texas Station]

Unfair Labor Practice Charge 28-CA-22983

Date Filed:  04/06/10

Name of Charging Party:  Local Joint Executive Board of Las Vegas

Name of Employer:  Station Casinos

Allegations:  On March 17, 2010, at Aliante Station, agents of the employer terminated Joseph Inouye in retaliation for union activity.

Unfair Labor Practice Charge 28-CA-22984

Date Filed:  04/06/10

Name of Charging Party:  Local Joint Executive Board of Las Vegas

Name of Employer:  Station Casinos

Allegations:  On March 3, 2010, at Sunset Station, agents of the employer terminated Tomas del Angel in retaliation for concerted activity.

Unfair Labor Practice Charge 28-CA-22985

Date Filed:  04/06/10

Name of Charging Party:  Local Joint Executive Board of Las Vegas

Name of Employer:  Station Casinos

Allegations:  On March 18, 2010, at Boulder Station, agents of the employer terminated Peter Iannuzzi in retaliation for union activity.

Unfair Labor Practice Charge 28-CA-22986

Date Filed:  04/06/10

Name of Charging Party:  Local Joint Executive Board of Las Vegas

Name of Employer:  Station Casinos

Allegations:  On March 10, 2010, at Sunset Station, agents of the employer terminated Mario Medina in retaliation for union activity.

Unfair Labor Practice Charge 28-CA-23016

Date Filed:  04/23/10

Name of Charging Party:  Local Joint Executive Board of Las Vegas

Name of Employer:  Station Casinos

Allegations:  On or about April 12, 2010, the above-named Employer, by its officers, agents and/or representatives, suspended Santa Fe Station employee Tara Strong and thereafter terminated Strong on April 15, 2010 because of her union support and/or activities.

Consideration of Whether Injunctive Relief is Warranted

The Regional Director of Region 28 sent letters to the Employers named above, in each of the unfair labor practice charges discussed above, advising that he has determined sua sponte that injunctive relief pursuant to Section 10(j) of the National Labor Relations Act may be warranted.  The Employers will be permitted the opportunity to present their facts and evidence to explain why Section 10(j) relief is not warranted.

The Employers will respond to the unfair labor practice charges described above during May, 2010.

Union Activity

The Local Joint Executive Board of Las Vegas, Culinary Workers Union Local 226 and Bartenders Local Union 165, affiliates of the international union “UNITE HERE” (“Union”), are engaged in an aggressive campaign to pressure Station Casinos to agree to remain “neutral” in response to the Union’s organizing effort; provide the Union with the names and home addresses of Station Casinos employees in specified job classifications; permit the Union access to nonwork areas within Station Casinos facilities to facilitate the Union’s organizing effort; and recognize the Union provided that a neutral arbitrator confirms the Union’s majority status based upon a “card check.”  The Union thus seeks rights in excess of those that would be available under the proposed but yet-to-be adopted “Employee Free Choice Act.”  In pursuit of this effort, the Union has, among other things, solicited pledges of support from candidates for political office, and filed Objections to the Joint Plan of Reorganization in the Bankruptcy Court, on behalf of “the Informal Committee of Station Employees.”

EMPLOYMENT DISCRIMINATION CLAIMS PENDING BEFORE

THE EQUAL EMPLOYMENT OPPORTUNITY COMMISSION

AND NEVADA EQUAL RIGHTS COMMISSION

PROPERTY	CHARGING PARTY	AGENCY PROCESSING CLAIM	FILING DATE	FILE NO.	ALLEGATION	STATUS
Fiesta Henderson	Dederich, Joey	NERC	07/30/07	0723-07-0461L	Former food server alleges sex discrimination, harassment and retaliation.	Position statement submitted 08/31/07; informal settlement conference held 09/07/07; NERC requested additional information; submitted response to information request 01/03/08.
Fiesta Henderson	Murphy, Robert S.	EEOC	04/16/09	846-2009-29916	Current cook alleges race discrimination.	No action required at this time.
Fiesta Rancho	Watters, Eddie	NERC	5/06/02	0506-02-815L	Former bartender alleges discrimination on account of sex and sexual orientation.	Position statement submitted 6/18/02; informal settlement conference conducted 6/20/02; supplemental submission submitted 8/30/02.

PROPERTY	CHARGING PARTY	AGENCY PROCESSING CLAIM	FILING DATE	FILE NO.	ALLEGATION	STATUS
Fiesta Rancho	Morales, Juneth	EEOC	7/20/05	340-2005-03504	Former sous chef alleges discriminatory discharge on account of disability.	Mediation conducted 10/27/05; position statement submitted 11/11/05.
Fiesta Rancho	Mariscal, Jose	EEOC	09/03/08	487-2008-00926	Former housekeeper alleges discrimination on account of sex and national origin.	No action required at this time.
Santa Fe	Thigpenn, Willis	EEOC	04/03/09	34B-2009-00774	Former laborer alleges race discrimination.	Mediation held 7/23/09; unable to settle; position statement submitted 8/17/09.
Santa Fe	Weiss, Maria	EEOC	08/4/09	487-2009-00854	Former Black Jack Dealer alleges disability discrimination.	Mediation held 9/09/09; Weiss declined settlement offer; position statement submitted 11/13/09; EEOC terminated processing of claim; issued Right To Sue Letter 02/12/10.

PROPERTY	CHARGING PARTY	AGENCY PROCESSING CLAIM	FILING DATE	FILE NO.	ALLEGATION	STATUS
Station Casinos	Gallo, Iris	NERC	09/05/01	0905-01-784L	Former Eastridge Staffing employee alleges discrimination on account of sex.	Position statement and response to request for information submitted 11/28/01; informal settlement conference held 12/3/01; awaiting NERC determination.
Station Casinos	Batalla, Juano	EEOC	02/25/08	487-2008-00223	Former cook alleges unlawful refusal to rehire.	Mediation requested.
Sunset Station	Artica, Martin	NERC	03/22/2007	0314-07-0132L	Former engineer alleges discrimination due to national origin and retaliation.	Position statement submitted 04/20/07; informal settlement conference held 04/25/07; submitted response to second information request on 06/19/07.
Sunset Station	Chartier, Laura	EEOC	06/10/09	487-2009-00591	Former security officer alleges unlawful discharge due to sex, national origin and retaliation.	Mediation held 7/24/09; unable to settle; position statement submitted 8/20/09.

PROPERTY	CHARGING PARTY	AGENCY PROCESSING CLAIM	FILING DATE	FILE NO.	ALLEGATION	STATUS
Sunset Station	Willdigg, Patrick	NERC	10/05/09	0903-09-0519L	Former craps dealer alleges age discrimination.	Position statement submitted 11/06/09; no informal settlement conference considered.
Sunset Station	Richardson, Linda	NERC	10/23/09	1016-09-0548L	Former dealer alleges age discrimination.	Position statement submitted 11/30/09; informal settlement conference held 12/07/09.
Sunset Station	Walker, Colen	EEOC	12/23/09	487-2010-00213	Former dealer alleges age and disability discrimination.	Mediation cancelled for 04/04/10; position statement submitted 04/27/10.
Texas Station	Holland, Lotty	EEOC	11/06/08	487-2009-00001	Former assistant room manager alleges unlawful discharge due to national origin.	Mediation held 05/14/09; parties didn’t settle; position statement submitted 06/11/09.
Wildfire	Domenick, June	EEOC	10/16/09 Revised charge: 11/05/09.	946-2010-02833	Former cashier alleges sexual harassment as a reason for her resignation.	Position statement submitted 12/14/09; EEOC witness interviews held 03/23/10; response to request for information submitted 04/06/10.

Schedule 5.15

Litigation

Luckevich, Scott and St. Cyr Litigation

On February 4, 2008, Josh Luckevich, Cathy Scott and Julie St. Cyr filed a purported class action complaint against the Company and certain of its subsidiaries in the United States District Court for the District of Nevada, Case No. CV-00141 (the “Federal Court Action”). The plaintiffs are all former employees of the Company or its subsidiaries. The complaint alleged that the Company (i) failed to pay its employees for all hours worked, (ii) failed to pay overtime, (iii) failed to timely pay wages and (iv) unlawfully converted certain earned wages. The complaint in the Federal Court Action sought, among other relief, class certification of the lawsuit, compensatory damages in excess of $5,000,000, punitive damages and an award of attorneys’ fees and expenses to plaintiffs’ counsel.

On October 31, 2008, the Company filed a motion for judgment on the pleadings. During a hearing on that motion, the United States District Court questioned whether it had jurisdiction to adjudicate the matter. After briefing regarding the jurisdiction question, on May 16, 2009, the United States District Court dismissed the Federal Court Action for lack of jurisdiction and entered a judgment in the Company’s favor. Subsequently, on July 21, 2009, the plaintiffs filed a purported class action complaint against the Company and certain of its subsidiaries in the District Court of Clark County, Nevada, Case No. A-09-595614-C (the “State Court Action”). The complaint in the State Court Action alleges substantially the same claims that were alleged in the complaint in the Federal Court Action.

On August 19, 2009, the corporate defendants, other than the Company, filed an answer responding to the complaint.  Subsequently, on August 27, 2009, the corporate defendants, other than the Company, filed a motion to stay the State Court Action pending the resolution of the Company’s bankruptcy petition.  That motion was granted on September 30, 2009.

On or about April 30, 2010, the Company and the plaintiffs reached preliminary agreement on the terms of global settlement of all claims asserted in the State Court Action.  The principal terms of the settlement are:

a.  The plaintiffs will have an aggregate allowed $5 million general unsecured claim in the Company’s bankruptcy case in respect of all of the claims alleged in the State Court Action that arose prior to Jan. 28, 2009.

b.  The Company will set aside $1.1 million to pay (i) the claims of the plaintiffs that were employed at the Company and its subsidiaries that are defendants in the State Court Action during the period January 28, 2009 through the date of the approval of the settlement by the Bankruptcy Court, and (ii) the fees and expenses of the plaintiffs’ counsel.

c.   The State Court Action will be removed from the state court to the Bankruptcy Court.  Upon approval of the settlement by the Bankruptcy Court, the State Court Action will be dismissed.

The settlement remains subject to final documentation, and will further require (i) preliminary approval by the Bankruptcy Court, (ii) notice to the current and former employees covered by the State Court Action of their right to object to the settlement and/or be excluded therefrom; and (iii) final approval by the Bankruptcy Court.

Schedule 5.17

Environmental Matters

1.             Those matters disclosed in the Phase I environmental studies provided to Purchaser, dated 2007 relating to Texas Station Gambling Hall & Hotel, Santa Fe Station Hotel & Casino, Fiesta Rancho Casino Hotel and Fiesta Henderson Casino Hotel.

2.             Based on the Phase I Environmental Site Investigation tilted Phase I Environmental Site Assessment, Station Casinos, Inc.-Texas Station Hotel and Casino, 2101 Texas Star Lane, North Las Vegas, Nevada, dated May 21, 2007, BAI identified the following environmental issue concerning this parcel of land:

During record reviews at the NDEP database, indicated that dissolved tetrachloroethene (PCE) in groundwater beneath the Property was reported on February 14, 2000.  Files reviewed at the NDEP, Las Vegas office, indicate that the groundwater contamination was discovered during groundwater dewatering activities for the elevator shafts located in the bowling alley at the Property.  According to the NDEP files, the potential source of the dissolved PCE plume may have been an automotive facility to the northwest of the Property.  Since the discovery of the dissolved PCE, five groundwater monitoring wells have been installed on the Property to evaluate the extent of the PCE plume.  Historic groundwater monitoring events suggest relatively low concentrations of dissolved PCE in the groundwater beneath the Property, and, during the fourth quarter of 2006, only one of the monitoring wells demonstrated a dissolved PCE concentration over the state action level of 5.0 µg/L at a concentration of 7.2 µg/L.  Files at the NDEP did not indicate past or present remedial activities that have been or are being performed to address the plume.

3.             Remedial action is currently being taken to address subsurface soil and ground water contamination with perchloroethylene (PCE) by a former dry cleaner tenant located at 180 West Peckham Lane, Reno, Nevada (owned by Northern NV Acquisitions, LLC).

Schedule 5.18

Financial Advisors

Warner Gaming, LLC

Lazard Frères & Co. LLC

Schedule 5.19

Sufficiency of Purchased Assets

None.

Schedule 5.20

Condition of Assets

None.

Schedule 6.3(a)

No Conflicts

None.

Schedule 6.3(b)

Consents

The landlord under that certain Lease between Tropicana Station, Inc. and J.A. Tiberti Construction Company, Inc. dated July 1, 1998.

Schedule 7.3

No Conflicts

None.

Schedule 9.2(a)

Exceptions to Conduct of Business

Any action permitted to be taken under Section 9.2(b).

Schedule 9.2(b)

Exceptions to Negative Covenants

(vii)

Pursuant to the Plan, on the effective date of the Plan, the following promissory notes will be extinguished without any payment of offsets of amounts due thereunder or any other transfer of value from SCI with respect to such promissory notes:

•                  That certain Amended and Restated Multiple Advance Unsecured Subordinated Term Loan Promissory Note, dated as of July 31, 2009, by Station Casinos, Inc. in favor of Vista Holdings, LLC in the original maximum face amount of $150,000,000, as amended by Bankruptcy Court order entered February 2, 2010 to increase the maximum face amount of the note to $185,000,000 (as may be further amended from time to time).

•                  That certain Unsecured Revolving Loan Promissory Note (Past Enterprises Loans to Station), dated as of July 31, 2009, by Station Casinos, Inc. in favor of Past Enterprises, Inc (as may be amended from time to time).

Schedule 9.2(c)

Certain Documents

Fourth Amended and Restated Management Contract between the Match-E-Be-Nash Band of Pottawatomi Indians of Michigan and MPM Enterprises, L.L.C., dated April 29, 2010.

The draft made available to Purchaser on May 24, 2010 of the Fourth Amended and Restated Development Agreement, by and between the Match-E-Be-Nash Band of Pottawatomi Indians of Michigan and MPM Enterprises, L.L.C.

The draft made available to Purchaser on May 24, 2010 of the Intercreditor Agreement, by and among Gun Lake Tribal Gaming Authority, Goldman Sachs Lending Partners LLC and MPM Enterprises, L.L.C..

The draft made available to Purchaser on May 24, 2010 of the Cash Collateral and Disbursement Agreement, by and among Archon Group, L.P., Goldman Sachs Lending Partners LLC, Inspection & Valuation International, Inc., Gun Lake Tribal Gaming Authority, SC Michigan LLC and MPM Enterprises, L.L.C..

Exhibit A-1

Exhibit A Purchased Assets

All of the right, title and interest of Sellers in the Assets and Properties of Sellers, including those set forth on this Exhibit A-1 as of the Closing Date, but excluding all Assets and Properties defined as “Excluded Assets” or specifically listed on Exhibit B-1 or Exhibit C-1:

1.     All inventory and other tangible personal property of Sellers.

2.     All accounts receivable, prepaid expenses, deposits (including customer deposits and security deposits for rent, electricity, telephone or otherwise), prepaid charges and expenses and other current assets of Sellers.

3.     All rights of Sellers under each Owned Property and Real Property Lease, together with all improvements, fixtures and other appurtenances thereto and rights in respect thereof.

4.     All Gaming Equipment and other Furniture and Equipment (including all hardware and wires located at any Included Property).

5.     All vehicles, concession contracts, space leases and similar contract rights relating to the retail vendors at the Included Properties, and construction in progress relating to the Included Properties.

6.     All cash, cash equivalents, bank deposits or similar cash items of Sellers other than such amount of cash required to pay Debtor’s administrative claims.

7.     All equity interests of the following entities owned by Sellers (the “Transferred Equity Interests”):

SC Michigan, LLC

Sonoma Land Acquisition Company, LLC

Greens Café, LLC

Town Center Amusements, Inc., a Limited Liability Company

Sunset GV, LLC

Palms Station, LLC

SC Rancho Development LLC

SC Butte Development, LLC

SC Butte Management, LLC

SC Madera Development, LLC

SC Madera Management, LLC

SC Sonoma Development, LLC

SC Sonoma Management, LLC

Station California, LLC

Station Development, LLC

8.     All rights, claims, rebates, discounts and credits (including all indemnities, warranties and similar rights), security and other deposits (excluding bank deposits), refunds, causes of

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action, rights of recovery, rights of set off, rights of recoupment (other than Tax refunds), and rights to insurance proceeds, other than (i) claims against the Lenders, the Opco Agent or the Mortgage Lenders, which are released by Sellers pursuant to the Plan, and (ii) to the extent relating to the Propco Properties.

9.     The Purchased Intellectual Property, including any items listed on Annex 1 to this Exhibit A-1.

10.   All Assets and Properties identified by Purchaser as Exhibit A Purchased Assets pursuant to Section 2.6 of the Agreement.

11.   All Business Information of Sellers other than Business Information described in Item 22 to this Exhibit A-1, and excluding (i) personnel files for Employees of any Seller who are not Transferred Employees, and (ii) such files as Sellers are not permitted to transfer under applicable Laws regarding privacy.

12.   All Permits of or used by Sellers in the operation of the Included Properties, to the extent transferable under applicable Law.

13.   All supplies owned by Sellers.

14.   All rights of any Seller under non-disclosure or confidentiality, non-compete, or non-solicitation agreements with Employees and agents of such Seller or with third parties, except for such agreements that include obligations that constitute Excluded Liabilities.

15.   All rights of Sellers under or pursuant to all warranties, representations and guarantees made by suppliers, manufacturers and contractors.

16.   All of Sellers’ gaming chips and tokens related to the Included Properties.

17.   All goodwill, investment property(1) and other intangible assets of Sellers, including supplier lists and the goodwill associated with the Purchased Intellectual Property.

18.   All claims, rights or interests of any Seller in or to all refunds, rebates, abatements or other recoveries for Taxes, together with any interest due thereon or penalty rebate arising therefrom, for any Tax period (or portion thereof) ending on or before the Closing Date.

19.   All branding elements used by Sellers (other than those used exclusively at the Propco Properties), including (i) the shade of red used in the trademark “Station Casinos,” (ii) the arch shape of the “Station Casinos” mark, and (iii) the type fonts used in the “Station Casinos” mark or the “Santa Fe Station” mark (collectively, the “OpCo Elements”).

20.   All of Sellers’ rights to customer lists, databases, history and other information related to the “Opco Primary Customers.”  The Opco Primary Customers shall be:  (i) the top 25% of

(1) 1% interest in DEQ Systems Corp, a publicly-traded company (in Canada).

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customers assigned to each Included Property, which assignment shall be determined by Sellers in accordance with the following:  (A) the casino player database will be segmented into active and inactive groups; (B) the assignment of active player accounts will be determined by the customer having rated play of any gaming type excluding Keno during the 24-month period immediately preceding the month in which the date of the entry by the Bankruptcy Court of the Bidding Procedures Order; and (C) each customer qualifying as active will then be assigned to an Included Property or a Propco Property (each, a “Property”) by determining the Property of greatest combined gaming theoretical play for such customer within such 24-month period; and (ii) customers assigned to an Included Property in accordance with the following:  five Business Days prior to the Closing Date, each customer not assigned to a Property in accordance with the preceding clause (i) shall be assigned by Sellers to the Property at which such customer has the greatest rated play of any gaming type excluding Keno during the period beginning on the month in which the date of the entry by the Bankruptcy Court of the Bidding Procedures Order and ending on the Business Day immediately preceding such date of determination.

21.   An undivided, equal joint ownership interest with the Purchasing Entities that acquire the Exhibit B Purchased Assets in all customer lists, databases, history and other information related to customers other than the Opco Primary Customers and the Propco Primary Customers (as defined in Item 21 on Exhibit B-1).

22.   An undivided, equal joint ownership interest with the Purchasing Entities that acquire the Exhibit B Purchased Assets in all company-wide Business Information (whether in print, digital computerized or electronic form) that is not confidential as between one or more of the Included Properties, on the one hand, and one or more of the Propco Properties, on the other hand (e.g., Propco would receive a human resources manual used by all properties of Sellers but confidential from the public).

23.   All rights under licenses for Software or other Intellectual Property owned by third parties (e.g., parties other than Sellers, the Propco Entities or their Affiliates).

Designation of Purchasing Entities; Collateral Designations

Only the Landco Purchaser shall acquire pursuant to this Agreement the Exhibit A Purchased Assets sold, transferred, assigned, conveyed and delivered by the Landco Sellers pursuant to this Agreement (the “Landco Purchaser Purchased Assets”).

Only Purchasing Entities that are, or on the Closing Date will become, parties to the Opco Loan Credit Agreement shall acquire the Exhibit A Purchased Assets that are not Landco Purchaser Purchased Assets.

3

Exhibit A-2

Exhibit A Assumed Liabilities

The following Liabilities of Sellers (and only the following Liabilities) are Exhibit A Assumed Liabilities:

1.     All Liabilities of Sellers under the Contracts included in the Exhibit A Purchased Assets that arise out of or relate to the period from and after the Closing Date, except in each case, to the extent such Liabilities, but for a breach or default by any Seller, would have been paid, performed or otherwise discharged on or prior to the Closing Date or to the extent the same arise out of any such breach or default.

2.     All Transfer Taxes applicable to the transfer of the Exhibit A Purchased Assets pursuant to the Agreement.

3.     All Liabilities of Sellers existing as of the Closing with respect to amounts shown on internal progressive slot machines, meters or meters for other games or gaming devices at the Included Properties.

4.     All commitments or coupons or slot club points for free or discounted accommodations, services, tickets, food or beverages issued or granted by any Seller in respect of the Included Properties to customers or others in the Ordinary Course of the Business and which remain outstanding after the Closing Date.

5.     All Liabilities identified by Purchaser as Exhibit A Assumed Liabilities pursuant to Section 2.6 of the Agreement.

6.     All Liabilities evidenced by Sellers’ gaming chips and tokens related to the Included Properties.

Designation of Purchasing Entities; Collateral Designations

Only the Landco Purchaser shall assume pursuant to this Agreement the Exhibit A Assumed Liabilities of the Landco Sellers (the “Landco Purchaser Assumed Liabilities”).

Only Purchasing Entities that are, or on the Closing Date will become, parties to the Opco Loan Credit Agreement shall assume pursuant to this Agreement the Exhibit A Assumed Liabilities that are not Landco Purchaser Assumed Liabilities.

1

Annex 1 to Exhibit A-1

Trademarks

A.            U.S. Trademark Registrations

Mark	Class(es)	Reg. No.	Reg. Date
4949	43	3415393	04/22/2008
4949 LOUNGE (and design)	43	3496902	09/02/2008
BARLEY’S	41	2253168	06/15/1999
BARLEY’S CASINO & BREWING COMPANY (and design)	42	2145819	03/24/1998
BIG 3 BINGO	41	3434449	05/27/2008
CAR A DAY IN MAY GIVEAWAY (and design)	41	1850941	08/23/1994
CAR-A-DAY	41	2085185	08/05/1997
CHINA SPICE	43	2918552	01/18/2005
CHINA SPICE (and design)	43	3057294	02/07/2006
EVERYBODY NEEDS SOME TEXAS!	41	2046546	03/18/1997
FALLS BAR	43	2915716	01/04/2005
FEAST AROUND THE WORLD	42	2168341	06/23/1998
FIESTA	41	2234239	03/23/1999
FIESTA	41	2647760	11/12/2002
FIESTA	41	2661120	12/17/2002
FIESTA	35	2661121	12/17/2002
FIESTA (and design)	35	2647767	11/12/2002
FIESTA (and design)	41	2647768	11/12/2002
FIESTA (and design)	42	2849987	06/08/2004
FIESTA (and design)	41	2825399	03/23/2004
GET YOUR GAME ON	41	3738584	01/19/2010
GET YOUR GAME ON	43	3577568	02/17/2009
GRANDE BINGO (stylized)	41	2769058	09/30/2003
GREAT HANDS $10,000 HOLD’EM BONUS CHALLENGE AAAJJ (and design)	41	3376109	01/29/2008
GREEN VALLEY RANCH	16	3531901	11/11/2008
INDIAN SUNSHINE LOGO	41	1996778	08/27/1996
JOKERS GONE WILD	41	1788564	08/17/1993
LAST MAN STANDING	41	3355895	12/18/2007
LUXE VEGAS	41	3396567	03/11/2008
MARCH IN DRIVE OUT	41	2433618	03/06/2001
OVATION	43	3425564	05/13/2008
PERSONAL PROGRESSIVE	41	2948392	05/10/2005
POINT. CLICK. CHILL	41	3582178	03/03/2009
POINT. CLICK. CHILL	43	3394631	03/11/2008

1

Mark	Class(es)	Reg. No.	Reg. Date
QUINN’S	43	3374513	01/22/2008
SPORTS ON THE RUN	21	2040709	02/25/1997
SOUTH BEACH	41	2360645	06/20/2000
SUSHI + SAKE	43	3080981	04/11/2006
SUSHI + SAKE (and design)	43	3023414	12/06/2005
TERRA VERDE	43	3394736	03/11/2008
THE MIDNIGHT FEAST (and design)	42	1653993	08/13/1991
THE OFFICIAL ROYAL FLUSH CAPITAL OF THE WORLD	41	2421330	01/16/2001
THE ROYAL FLUSH CAPITAL OF THE WORLD!	41	2040710	02/25/1997
TIDES	43	3276785	08/07/2007
TRIPLE DOWN	41	3565316	01/20/2009
TRIPLE PAY DEUCES WILD POKER	41	1788560	08/17/1993
TURF GRILL	41, 43	3290343	09/11/2007
WILDFIRE CASINO	41	3200378	01/23/2007
WILDFIRE CASINO (and design)	41	3034960	12/27/2005
WILDFIRE CASINO AND LANES	41	3532274	11/11/2008
WILDFIRE GAMING	41	3618700	05/12/2009
WILDFIRE GAMING	4	3733250	01/05/2010
WILDFIRE GAMING (and design)	41	3618999	05/12/2009
WILDFIRE GAMING (and design)	43	3730544	12/29/2009
YOUR NEIGHBORHOOD JOINT	43	3555585	12/30/2008
YOUR NEIGHBORHOOD JOINT	41	3532318	11/11/2008

B.            U.S. Trademark Applications

Mark	Class(es)	Application No.	Filing Date
EARN ‘N PLAY BONUS DAYS	41	77/860,368	10/29/2009
FIESTA (and design)	25	75/804,186	09/16/1999
LIGHTNING FAST CASH	41	77/919,537	01/25/2010
MO’ ROCKKAN	25, 43	78/594,873	03/24/2005
POINT. CLICK. CONVENE.	43	77/895,617	12/17/2009
POINT. CLICK. CONVENE.	45	77/895,601	12/17/2009
POINT. CLICK. DINE.	43	77/896,748	12/18/2009
POINT. CLICK. DINE.	45	77/893,834	12/15/2009
POINT. CLICK. PAMPER.	44	77/895,581	12/17/2009
POINT. CLICK. PAMPER.	45	77/895,546	12/17/2009
POINT. CLICK. PLAY.	45	77/893,847	12/15/2009
POINT. CLICK. PLAY.	41	77/893,873	12/15/2009
POINT. CLICK. RELAX.	44	77/893,947	12/15/2009

2

Mark	Class(es)	Application No.	Filing Date
POINT. CLICK. RELAX.	45	77/893,932	12/15/2009
POINT. CLICK. STAY.	43	77/893,994	12/15/2009
POINT. CLICK. STAY.	45	77/893,985	12/15/2009
POINT. CLICK. TASTE.	43	77/895,656	12/17/2009
POINT. CLICK. TASTE.	45	77/895,640	12/17/2009
REVOLVER	41	77/885,163	12/03/2009
REVOLVER	43	77/885,181	12/03/2009
REVOLVER SALOON DANCE HALL (and design)	41	77/895,824	12/17/2009
REVOLVER SALOON DANCE HALL (and design)	43	77/895,799	12/17/2009
WILD CARD	41	77/598,066	10/22/2008

C.            Foreign Trademark Registrations

None.

D.            Foreign Trademark Applications

None.

E.             State Trademark Registrations

Mark	State	Reg. No.	Reg. Date
55+	NV	SM00340315	10/16/2001
AMIGO’S MEXICAN CANTINA	NV	E0150732005-7	03/28/2005
AMIGO’S MEXICAN CANTINA	NV	E0150742005-8	03/28/2005
AMIGO’S MEXICAN CANTINA	NV	EO150692005-1	03/28/2005
AUSTINS STEAKHOUSE	CA	58005	08/05/2003
AUSTINS STEAKHOUSE	NV	SM00360760	10/06/2004
AUSTINS STEAKHOUSE	NV	SM00360761	10/06/2004
AUSTINS STEAKHOUSE	NV	SM00360762	10/06/2004
BAJA BEACH CAFÉ	NV	SM00340255	09/21/2001
BARLEY’S CASINO & BREWING COMPANY (and design)	NV	SM00280582	11/08/1995
BEYOND THE BEST	NV	SM00290976	05/15/1997
BEYOND THE BEST	NV	SM00290977	05/15/1997
BIG 3 BINGO	NV	E0083882006-0	02/06/2006
BIG 3 BINGO	NV	E0083882006-3	02/06/2006
BIG 3 BINGO	NV	E0083882006-8	02/06/2006
BLACK MOUNTAIN (and design)	NV	TM00280865	03/05/1996
BLUE DIAMOND (and design)	NV	TM00280866	03/05/1996
CAR-A-DAY	MN	20,691	05/07/1993
CAR A DAY GIVEAWAY	NV	SM00190856	10/02/1985

3

Mark	State	Reg. No.	Reg. Date
CAR A DAY IN MAY GIVEAWAY	NV	SM00190782	08/19/1985
CAR-A-DAY IN MAY	MN	20,672	04/30/1993
CAR-A-DAY IN MAY GIVEAWAY (and design)	MN	20,673	04/30/1993
CERVEZA CANTINA	NV	SM00340238	09/13/2001
CHINA SPICE	NV	SM00350667	07/10/2003
CHROME	NV	E0248882005-1	04/29/2005
CHROME	NV	E0248902005-5	04/29/2005
CHROME	NV	E0248932005-8	04/29/2005
CLUB TEQUILA	NV	SM00350737	08/13/2003
COCO LOCO	NV	SM00340237	09/13/2001
DRINKO DE MAYO	NV	E0403472008-4	06/18/2008
EVERYBODY NEEDS SOME TEXAS!	NV	SM00280717	12/28/1995
EVERYBODY NEEDS SOME TEXAS!	NV	SM00280718	12/28/1995
EVERYBODY’S WINNING AT TEXAS	NV	SM00290406	09/23/1996
FALLS BAR	CA	58003	08/05/2003
FANTASTIC FIVES	NV	SM00250796	12/17/1992
FEAST AROUND THE WORLD	CA	58004	08/05/2003
FEAST AROUND THE WORLD (and design)	NV	SM00360744	09/30/2004
FEAST AROUND THE WORLD (and design)	NV	SM00360745	09/30/2004
FEAST AROUND THE WORLD (and design)	NV	SM00360746	09/30/2004
FESTIVAL BUFFET	NV	SM00330999	06/14/2001
FIESTA	NV	E0123202010-8	03/11/2010
FIESTA	NV	SM00300878	04/03/1998
FUEGO STEAKHOUSE	NV	E0275682005-0	05/10/2005
FUEGO STEAKHOUSE	NV	E0275722005-8	05/10/2005
FUEGO STEAKHOUSE	NV	E0275722005-6	05/10/2005
GOLD RUSH	NV	TN00320215	07/27/1999
GOLD RUSH	NV	TN00320216	07/27/1999
GOLD RUSH	NV	SM00320217	07/27/1999
GOLD RUSH	NV	SM00320218	07/27/1999
GRANDE BINGO PROGRESSIVE	NV	SM00350485	04/30/2003
GREENS	NV	E0281192006-0	04/14/2006
GREENS	NV	E0281222006-5	04/14/2006
GREENS	NV	E0281242006-7	04/14/2006
HANK`S	NV	E0753402005-7	11/01/2005
HANK`S	NV	E0753442005-1	11/01/2005
HANK`S	NV	E0753482005-5	11/01/2005
JOKERS GONE WILD	NV	SM00250798	12/17/1992
KEGLERS	NV	SM00360984	01/10/2005
KEGLERS	NV	SM00360985	01/10/2005
KEGLERS	NV	SM00360986	01/10/2005
KING OF LATE-NIGHT	NV	E0470472005-2	07/21/2005
KING OF LATE-NIGHT	NV	E0470512005-8	07/21/2005

4

Mark	State	Reg. No.	Reg. Date
LAST MAN STANDING	NV	E0332862007-4	05/10/2007
MAGIC STAR	NV	SM00320219	07/27/1999
MAGIC STAR	NV	MS00320220	07/27/1999
NO JACKPOTS REQUIRED!	NV	SM00310076	06/29/1998
ODDBALL BINGO	NV	SM00300811	03/10/1998
QUINNS	NV	E0234162008-2	04/03/2008
QUINN’S	NV	E0193752008-3	03/18/2008
ROYAL FLUSH CAPITAL OF THE WORLD (and design)	NV	TM00280402	09/18/1995
ROYAL FLUSH CAPITAL OF THE WORLD (and design)	NV	TM00280403	09/18/1995
ROYAL FLUSH CAPITAL OF THE WORLD (and design)	NV	TM00280404	09/18/1995
ROYAL FLUSH CAPITAL OF THE WORLD (and design)	NV	TM00280405	09/18/1995
ROYAL FLUSH CAPITAL OF THE WORLD (and design)	NV	TM00280406	09/18/1995
ROYAL FLUSH CAPITAL OF THE WORLD (and design)	NV	TM00280407	09/18/1995
ROYAL FLUSH CAPITAL OF THE WORLD!	NV	TN00280408	09/18/1995
SO CLOSE YOU CAN TOUCH THE STAR!	NV	SM00290640	12/11/1996
SOUTH BEACH (and design)	NV	SM00300790	03/09/1998
SOUTH BEACH (and design)	NV	TM00300788	03/09/1998
SOUTH BEACH (and design)	NV	TM00300789	03/09/1998
SOUTH PADRE	NV	E0608272008-7	09/16/2008
SOUTH PADRE	NV	E0608212008-1	09/16/2008
SPORTS ON THE RUN (and design)	NV	TM00280410	09/18/1995
SPORTS ON THE RUN (and design)	NV	TM00280411	09/18/1995
SPORTS ON THE RUN (and design)	NV	TM00280412	09/18/1995
SPORTS ON THE RUN (and design)	NV	TM00280413	09/18/1995
SPORTS ON THE RUN (and design)	NV	TM00280414	09/18/1995
SPORTS ON THE RUN (and design)	NV	TM00280415	09/18/1995
SUSHI + SAKE	NV	SM00350668	07/10/2003
TERRA VERDE	NV	E0652332007-8	09/18/2007
THE CHARCOAL ROOM	NV	SM00360394	05/11/2004
TIDES OYSTER BAR	NV	E0346142006-3	05/09/2006
TIDES OYSTER BAR	NV	E0346792006-0	05/09/2006
TIDES OYSTER BAR	NV	E0346842006-7	05/08/2006
TIDES OYSTER BAR	NV	E0346002006-7	05/08/2006
TIDES OYSTER BAR	NV	E0346222006-3	05/09/2006
TIDES OYSTER BAR	NV	E0346862006-9	05/09/2006
TRIPLE PAY DEUCES WILD	NV	SM00250804	12/17/1992
TURF GRILL	NV	E0346602006-9	05/08/2006

5

Mark	State	Reg. No.	Reg. Date
TURF GRILL	NV	E0346612006-0	05/08/2006
WILD CARD	NV	E0378702008-1	06/13/2008
WILDFIRE CASINO	NV	E0128652005-9	03/22/2005
WILDFIRE CASINO	NV	E0128662005-0	03/22/2005
WILDFIRE CASINO	NV	SM00330560	01/22/2001

F.             Top Level Domain Names

wwwwildfire.com
wildfirerancho.com
wildfirelasvegas.net
wildfirelasvegas.com
wildfirelanes.com
wildfiregrille.com
wildfiregaming.com
wildfirecasinos.com
wildfirecasinorancho.com
wildfirecasinolasvegas.net
wildfirecasinolasvegas.mobi
wildfirecasinolasvegas.com
wildfirecasinolanes.com
wildfirecasinoboulderhighway.com
wildfireboulderhighway.com
thegreenscasino.net
thegreenscasino.com
thegreatgiveaway.info
thediceroom.net
saveonvegashotels.com
saveonvegas.com
santafecasinolv.org
santafecasinolv.net
santafecasinolv.com
santafecasinolasvegas.org
santafecasinolasvegas.net
santafecasinolasvegas.com
revolversaloonlv.com
ranchofiestacasino.com
rancho-fiestacasino.mobi
pokergamesfiesta.com
pointclicktaste.com
pointclickpamper.com
pointclickconvene.com
pointclickchill.com
playmagicstarcasino.com
playmagicstar.com
playgoldrushcasino.com
northforkrancheria.org
northforkrancheria.net
northforkrancheria.info
northforkrancheria.com
northforkrancheria.biz
northforkproject.org
northforkproject.net
northforkproject.info
northforkproject.com
northforkproject.biz
northforkmonorancheria.org
northforkmonorancheria.net
northforkmonorancheria.info
northforkmonorancheria.com
northforkmonorancheria.biz
northforkcasino.org
northforkcasino.net
northforkcasino.info
northforkcasino.com
northforkcasino.biz
mechoopdatribecasino.net
mechoopdatribecasino.com
mechoopdatribe.net
mechoopdatribe.com
mechoopdaindians.org
mechoopdaindians.net
mechoopdaindians.com
mechoopdacasino.net
mechoopdacasino.com
mechoopda.net

6

mechoopda.com
magicstarlasvegas.com
magicstargaming.com
magicstarcasinolv.net
magicstarcasinolv.com
magicstarcasinolasvegas.net
magicstarcasinolasvegas.com
lighteningvalleycasino.com
lighteningvalley.com
lasvegasmeetingspace.com
lasvegashangar.com
lasvegasconferencerooms.com
lakemeadlounge.com
lakemeadcasino.com
hotelesfiesta.com
hendersonfiestacasino.com
greenscasinos.net
greenscasinos.com
greenscasinolasvegas.com
greenscasino.net
goldrushcasinolv.net
goldrushcasinolv.com
goldrushcasinolasvegas.net
goldrushcasinolasvegas.com
goldenvalleyreservation.com
goldenvalleyhotelcasino.com
goldenvalleyhotel.com
goldenvalleygaming.com
goldenvalleycasinohotel.com
gamecastlive.com
gamblingfiesta.com
friendsofmechoopdaindians.org
friendsofmechoopdaindians.net
friendsofmechoopdaindians.com
fiestasrewardscenter.com
fiestasrewardcenter.com
fiestaslasvegas.com
fiestarewardscenter.com
fiestarewardcenter.com
fiestaresortandcasino.com
fiestarancholasvegas.com
fiestaranchohotelcasino.com
fiestaranchohotelandcasino.com
fiestaranchohotel.com
fiestaranchocasinohotel.com
fiestaranchocasinoandhotel.com
fiestalasvegasbingo.com
fiestajob.com
fiestaiceclub.net
fiestaiceclub.com
fiestaice.net
fiestahotellasvegas.com
fiestahendersonlasvegas.com
fiestahendersonhotelcasino.com
fiestahendersonhotelandcasino.com
fiestahendersoncasinohotel.com
fiestahendersoncasinoandhotel.com
fiestagiftshop.net
fiestagiftshop.com
fiestagiftcards.com
fiestagiftcard.com
fiestafootball.com
fiestadaycasino.com
fiestaclubcasino.net
fiestaclubcasino.com
fiestacasinosrewardscenter.com
fiestacasinosrewardcenter.com
fiestacasinosgiftcards.com
fiestacasinosgiftcard.com
fiestacasinosbingo.net
fiestacasinosbingo.com
fiestacasinos.org
fiestacasinorancho.org
fiestacasinorancho.net
fiestacasinorancho.com
fiestacasinohenderson.org
fiestacasinohenderson.net
fiestacasinohenderson.com
fiestacasinogiftcards.com
fiestacasinogiftcard.com
fiestacasinoclub.com
fiestacasinobingo.net
fiestacasinobingo.com
fiestacasino.org
fiestacasino.mobi
fiestacasino.com
fiestacashcasino.com
fiestabingo.net

7

fiestabingo.com
diceroomonline.com
diceroomlv.com
diceroombar.com
diceroom.net
diceroom-projectw.com
chicorancheriacasino.net
chicorancheriacasino.com
chicorancheria.org
chicorancheria.net
chicorancheria.com
chicocasino.net
chicocasino.com
bjlive.net
bestoflasvegashotels.com
beerbingolv.com
barleyslasvegas.com
barleyscasinolasvegas.com
barleyscasino.biz
barleys.com
baleyscasino.com
durangolasvegas.com
nosouthrenocasinos.us
nosouthrenocasinos.net
nosouthrenocasinos.info
nosouthrenocasinos.com
nosouthrenocasinos.biz
nosouthrenocasino.us
nosouthrenocasino.org
nosouthrenocasino.net
nosouthrenocasino.info
nosouthrenocasino.com
nosouthrenocasino.biz
fiesta-rancho-hotel.com
fiesta-henderson-casino.com

8

Exhibit B-1

Exhibit B Purchased Assets

All of the right, title and interest of Sellers in the Assets and Properties of Sellers set forth on this Exhibit B-1 as of the Closing Date, except for Assets and Properties defined as “Excluded Assets”:

1.               All Marks and other branding elements exclusive to the Propco Properties (other than trademarks listed on Exhibit C-1), but excluding any OpCo Elements (as defined in Exhibit A-1) contained therein, including the trademarks and domain names on Annex 1 to this Exhibit B-1, together with matching corporate names, trade names, d/b/a names and domain names and including trademark rights in internet key words, social networks and new media.

2.               All Marks and other branding elements exclusive to the Wild Wild West Assemblage (as defined below) (including VIVA and the trademarks and domain names on Annex 1 to this Exhibit B-1), including any matching domain names, corporate names, trade names, d/b/a names and including trademark rights in internet key words, social networks and new media.

3.               All of Sellers’ right, title and interest, if any, in and to the terms RED ROCK, BOULDER, SUNSET and PALACE not otherwise constituting or included in the trademarks described on Exhibit C-1.

4.               All Assets and Properties of Tropicana Station, Inc., including its leasehold interest in a portion of the “Wild Wild West Assemblage” (the “Wild Wild West Assemblage”).

5.               That certain Option to Acquire Property and Escrow Instructions, dated as of December 30, 2008, by and among The Tiberti Company, a Nevada general partnership, SCI and Chicago Title Agency of Nevada, Inc., a Nevada corporation, as amended on December 31, 2008 (the “SCI WWW Option”).

6.               All of Sellers’ right, title and interest in, to and under that certain Ground Lease and Option Agreement, dated as of September 15, 2004, by and between The Robert Cohen Foundation, a Nevada non-profit corporation, and Vista Holdings, LLC, a Nevada limited liability company.

7.               All fee owned parcels and leasehold interests (and the rents, issues and profits thereof) owned by Tropicana Acquisitions, LLC that are partially or fully within the Wild Wild West Assemblage or adjacent thereto.

8.               All vehicles allocated to the Propco Properties, concession contracts, space leases and similar contract rights relating to the retail vendors at the Propco Properties, and construction in progress relating to the Propco Properties.

9.               All Gaming Equipment and other Furniture and Equipment (including all hardware and wires located at any Propco Property) (i) physically located on or otherwise allocated to one or more Propco Properties or the Wild Wild West Assemblage based on ownership (e.g.,

1

warehoused equipment belonging to the subtenants operating a Propco Property), and (ii) not allocated to any Property which Sellers allocate to the Propco Properties or the Wild Wild West Assemblage according to a pro rata equitable allocation between the Included Properties, on the one hand, and the Propco Properties and the Wild Wild West Assemblage, on the other hand.

10.         Slot machine licenses and parts, to the extent permitted by applicable Law, not allocated to any Property which Sellers allocate to the Propco Properties or the Wild Wild West Assemblage according to a pro rata equitable allocation between the Included Properties, on the one hand, and the Propco Properties and the Wild Wild West Assemblage, on the other hand.

11.         All inventory and other tangible personal property at or to be delivered to the Propco Properties or the Wild Wild West Assemblage, including all inventory located or dedicated to the Propco Properties or Wild Wild West Assemblage.

12.         All accounts receivable, prepaid expenses, deposits (including customer deposits and security deposits for rent, electricity, telephone or otherwise), prepaid charges and expenses and other current assets of Sellers allocated to the Propco Properties or the Wild Wild West Assemblage.

13.         All equity interests in CV PropCo, LLC.

14.         All rights, claims, rebates, discounts and credits (including all indemnities, warranties and similar rights), security and other deposits (excluding bank deposits), refunds, causes of action, rights of recovery, rights of set off, rights of recoupment (other than Tax refunds), and rights to insurance proceeds to the extent relating to the Propco Properties or the Wild Wild West Assemblage.

15.         All Business Information of Sellers exclusively related to one or more of the Propco Properties and the Wild Wild West Assemblage, but excluding (i) personnel files for Employees of any Seller who are Transferred Employees, (ii) such files as Sellers are not permitted to transfer under applicable Laws regarding privacy, and (iii) Business Information described in Item 5 on Exhibit C-1.

16.         All Permits of or used by Sellers in the operation of the Propco Properties or the Wild Wild West Assemblage, to the extent transferable under applicable Law.

17.         All supplies owned by Sellers and allocated to the Propco Properties or the Wild Wild West Assemblage.

18.         All rights of any Seller under non-disclosure or confidentiality, non-compete, or non-solicitation agreements with employees hired by the purchaser of the Exhibit B Purchased Assets or its Affiliates and agents of such Seller exclusively employed in respect of the Propco Properties or with third parties or agents in connection with the Propco Properties, except for such agreements that include obligations that constitute Excluded Liabilities.

2

19.         All rights of Sellers under or pursuant to all warranties, representations and guarantees made by suppliers, manufacturers and contractors in Contracts exclusively related to the Propco Properties or the Wild Wild West Assemblage.

20.         All of Sellers’ gaming chips and tokens related to the Propco Properties.

21.         All of Sellers’ rights to customer lists, databases, history and other information related to the “Propco Primary Customers.”  The Propco Primary Customers shall be:  (i) the top 25% of customers assigned to each Propco Property, which assignment shall be determined by Sellers in accordance with the following:  (A) the casino player database will be segmented into active and inactive groups; (B) the assignment of active player accounts will be determined by the customer having rated play of any gaming type excluding Keno during the 24-month period immediately preceding the month in which the date of the entry by the Bankruptcy Court of the Bidding Procedures Order; and (C) each customer qualifying as active will then be assigned to a Property by determining the Property of greatest combined gaming theoretical play for such customer within such 24-month period; and (ii) customers assigned to a Propco Property in accordance with the following:  five Business Days prior to the Closing Date, each customer not assigned to a Property in accordance with the preceding clause (i) shall be assigned by Sellers to the Property at which such customer has the greatest rated play of any gaming type excluding Keno during the period beginning on the month in which the date of the entry by the Bankruptcy Court of the Bidding Procedures Order and ending on the Business Day immediately preceding such date of determination.

22.         An undivided, equal joint ownership interest with the Purchasing Entities that acquire the Exhibit A Purchased Assets in all customer lists, databases, history and other information related to customers of the Propco Properties other than the Propco Primary Customers and the Opco Primary Customers (as defined in Item 20 on Exhibit A-1).

23.         An undivided, equal joint ownership interest with the Purchasing Entities that acquire the Exhibit A Purchased Assets in all company-wide Business Information (whether in print, digital computerized or electronic form) that is not confidential as between one or more of the Included Properties and the Propco Properties (e.g., Propco would receive a human resources manual used by all properties of Sellers but confidential from the public).

24.         That certain Office Lease, dated as of November 1, 2007, by and between Cole SO Las Vegas NV, LLC, as landlord, and Station Casinos, Inc., as tenant, unless designated as an Excluded Asset pursuant to Section 2.6 of the Agreement.

25.         Furniture and Equipment and other tangible personal property (other than physical books and records that constitute Exhibit A Purchased Assets) located in the space subject to that certain Office Lease, dated as of November 1, 2007, by and between Cole SO Las Vegas NV, LLC, as landlord, and Station Casinos, Inc., as tenant.

26.         All Assets and Properties identified by Purchaser as Exhibit B Purchased Assets pursuant to Section 2.6 of the Agreement.

3

Designation of Purchasing Entities

Only New Propco Landco shall acquire pursuant to this Agreement the Exhibit B Purchased Assets sold, transferred, assigned, conveyed and delivered by Tropicana Station, Inc., Tropicana Acquisitions, LLC, Vista Holdings, LLC and SCI as described in Items 2, 4, 5, 6, 7, 8, 9-12 (solely with respect to the Wild Wild West Assemblage), 13-21 (solely with respect to the Wild Wild West Assemblage) of this Exhibit B (the “New Propco Landco Purchased Assets”).

Only Purchasing Entities that are, or on the Closing Date will become, parties to the New Propco Credit Agreement shall acquire the Exhibit B Purchased Assets that are not New Propco Landco Purchased Assets.

4

Annex 1 to Exhibit B-1

PropCo Exclusive Marks

A.                                    U.S. Trademark Registrations

Mark	Class(es)	Reg. No.	Reg. Date
A3	45	3333612	11/13/2007
ACTION BUFFET	42	1565241	11/07/1989
COSTA DEL SOL	42	2184884	08/25/1998
FISHERMANS BROILER (and design)	42	1484814	04/12/1998
GAUDI BAR	42	2207672	12/01/1998
HACHI	43	3321554	10/23/2007
KENO-TO-GO	41	3391916	03/04/2008
KENOMANIA	41	1634451	05/05/1991
LUCKY BAR	41, 43	3204545	01/30/2007
PASTA PALACE	42	1634536	02/05/1991
PLUNGE	35	3500799	09/16/2008
RED ROCK	16	3339158	11/20/2007
RED ROCK	41	3424069	05/06/2008
RED ROCK	43	3552181	12/23/2008
RED ROCK CASINO RESORT SPA	43	3674651	08/25/2009
RED ROCK CASINO, RESORT & SPA	41	3424068	05/06/2008
RED ROCK CASINO RESORT SPA	35	3757660	03/09/2010
RED ROCK CASINO RESORT SPA	25	3754790	03/02/2010
RED ROCK LANES	41	3447885	06/17/2008
RED ROCK SPA	44	3298840	09/25/2007
RED ROCK SPA ESSENTIALS (and design)	3	3533012	11/18/2008
REVERSIBLE ROYALS	41	1634452	02/05/1991
ROCKS LOUNGE	41	3458072	07/01/2008
ROCKSLOUNGE (and design)	43	3467902	07/15/2008
ROYAL COURT	41	1788563	08/17/1993
SAND BAR	41	3563154	01/20/2009
SANDBAR RED ROCK RESORT (and design)	43	3448576	06/17/2008
TERRA ROSSA	43	3149992	09/26/2006
VIVA	25	3735308	01/05/2010
VIVA	41	3342201	11/20/2007
VIVA	43	3628800	05/26/2009
VIVA CASINO	41	3433703	07/22/2008

1

VIVA LAS VEGAS	43	3705345	11/03/2009
WICKED 21	41	3717829	12/01/2009
WILD WILD WEST	41	2053006	04/15/1997
WILD WILD WEST	42	2053007	04/15/1997

B.                                    U.S. Trademark Applications

Mark	Class(es)	Application No.	Filing Date
DETOX/RETOX	43	77/624,741	12/02/2008
DETOX/RETOX	41	77/624,819	12/02/2008
DETOX/RETOX	44	77/624,749	12/02/2008
THE RESIDENCES AT RED ROCK (and Design)	36, 37	78/849,420	03/29/2006
VIVA	36	78/640,577	05/31/2005
VIVA	41	78/640,590	05/31/2005
VIVA	37	77/146,812	04/02/2007
VIVA	35, 36, 37	78/616,285	04/25/2005
VIVA	16	77/489,501	06/03/2008
VIVA	18	77/488,988	06/02/2008
VIVA	21	77/488,976	06/02/2008
VIVA	20	77/489,163	06/02/2008
VIVA	41	77/488,992	06/02/2008
VIVA	35	77/966,666	03/23/2010
VIVA	38	77/488,999	06/02/2008
VIVA CASINO	36	78/640,607	05/31/2005
VIVA CASINO	43	78/640,616	05/31/2005
VIVA CASINO	37	77/229,994	07/15/2007
VIVA CASINO	35	77/818,863	09/02/2009
VIVA ENTERTAINMENT	25	77/818,863	09/02/2009
VIVA ENTERTAINMENT	35	77/818,862	09/02/2009
VIVA ENTERTAINMENT	41	77/409,324	02/29/2008
VIVA ENTERTAINMENT	41	77/818,859	09/02/2009
VIVA ENTERTAINMENT	43	77/409,328	02/29/2008
VIVA ENTERTAINMENT	43	77/818,850	02/09/2009
VIVA RESORT SPA CASINO	25	77/725,571	04/29/2009
VIVA RESORT SPA CASINO	36	78/640,627	05/31/2005
VIVA RESORT SPA CASINO	37	77/242,439	07/30/2007
VIVA RESORT SPA CASINO	41	77/910,035	01/12/2010
VIVA RESORT SPA CASINO	35	77/966,666	03/23/2010
VIVA RESORT SPA CASINO	43	78/640,638	05/31/2005

C.                                    Foreign Trademark Registrations

None.

2

D.                                    Foreign Trademark Applications

None.

E.                                      Nevada State Trademark Registrations

Mark	Reg. No.	Reg. Date
A3	E0272172007-8	04/17/2007
ADVENTURE SPA	E0542782007-8	07/31/2007
BINGO PALACE	SM00310027	06/15/1998
BULLFIGHTER’S BAR	SM00300771	03/06/1998
CAPRI	SM00300769	03/06/1998
CLUB MADRID	SM00300768	03/06/1998
DETOX/RETOX	E0031512010-4	01/22/2010
DETOX/RETOX	E0042582010-4	01/22/2010
DETOX/RETOX	E0651682009-0	12/17/2009
ENDLESS PASTABILITIES!	SM0030616	08/10/2004
FROM THE PEOPLE WHO CREATED LOCAL CASINOS	SM00340511	02/21/2002
FROM THE PEOPLE WHO CREATED LOCAL CASINOS	SM00340512	02/21/2002
KENOMANIA	SM00230436	03/09/1990
LUCKY BAR	E0326522005-4	05/26/2005
LUCKY BAR	E0326562005-8	05/26/2005
LUCKY BAR	E0326572005-9	05/24/2005
ONYX BAR	E0346712006-2	05/08/2006
ONYX BAR	E0346732006-4	05/08/2006
ONYX BAR	E0346752006-6	05/08/2006
PASTA PALACE	SM00230434	03/09/1990
RED ROCK	SM00360797	10/07/2004
RED ROCK	SM00360798	10/07/2004
RED ROCK	SM00360799	10/07/2004
RED ROCK	TM00280867	03/05/1996
RED ROCK LANES	E0320942007-0	05/02/2007
RED ROCK RESORT CASINO	SM00360800	10/07/2004
RED ROCK RESORT CASINO	SM00360801	10/07/2004
RED ROCK RESORT CASINO	SM00360802	10/07/2004
REVERSIBLE ROYALS	SM00230437	03/09/1990
ROSALITA’S	SM00300772	03/06/1998
ROYAL COURT	SM00250801	12/17/1992

3

Mark	Reg. No.	Reg. Date
SANDBAR	E0346372006-0	05/08/2006
SANDBAR	E0346582006-5	05/08/2006
SANDBAR	E0346592006-6	05/08/2006
SANDBAR (and design)	E0343602006-6	05/08/2006
SANDBAR (and design)	E0346192006-8	05/08/2006
SANDBAR (and design)	E0346262006-7	05/08/2006
SEVILLE BAR	SM00300767	03/06/1998
STIMULUS FRIDAYS	E0673372008-8	10/24/2008
STIMULUS FRIDAYS	E0673322008-3	10/24/2008
STRIKE ZONE	E0275772005-1	05/10/2005
STRIKE ZONE	E0275852005-1	05/10/2005
STRIKE ZONE	E0275862005-2	05/10/2005
SUNSET CAFÉ	SM00300770	03/06/1998
SUNSET LANES	TN00320481	11/05/1999
SUNSET LANES BOWLING CENTER	TN00260598	09/17/1993
T BONES CHOPHOUSE & LOUNGE	E0343362006-6	05/08/2006
T BONES CHOPHOUSE & LOUNGE	E0345562006-2	05/09/2006
T BONES CHOPHOUSE & LOUNGE	E0345582006-4	05/09/2006
TERRA ROSSA	E0345802006-2	05/08/2006
TERRA ROSSA	E0346912006-6	05/09/2006
TERRA ROSSA	E0346952006-0	05/09/2006
THE BROILER	E234162008-2	04/03/2008
THE GRAND CAFÉ	E0293212005-7	05/16/2005
THE GRAND CAFÉ	E0293252005-1	05/16/2005
THE GRAND CAFE	SM00360395	05/11/2004
THE RESIDENCES AT RED ROCK	E0339772006-9	05/04/2006
THE RESIDENCES AT RED ROCK	E0339782006-0	05/04/2006
THE RESIDENCES AT RED ROCK	E0339822006-6	05/04/2006
THE SPA AT RED ROCK	E0346652006-4	05/08/2006
THE SPA AT RED ROCK	E0346672006-6	05/08/2006
THE SPA AT RED ROCK	E0346692006-8	05/08/2006
VIVA SALSA	SM00300766	03/06/1998

F.                                      Top Level Domain Names

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11

Exhibit B-2

Exhibit B Assumed Liabilities

The following Liabilities of Sellers (and only the following Liabilities) are Exhibit B Assumed Liabilities:

1.                     All Liabilities of Sellers under the Contracts included in the Exhibit B Purchased Assets that arise out of or relate to the period from and after the Closing Date, except in each case, to the extent such Liabilities, but for a breach or default by any Seller, would have been paid, performed or otherwise discharged on or prior to the Closing Date or to the extent the same arise out of any such breach or default.

2.                     All Transfer Taxes applicable to the transfer of the Exhibit B Purchased Assets pursuant to the Agreement.

3.                     All Liabilities identified by Purchasers as Exhibit B Assumed Liabilities pursuant to Section 2.6 of the Agreement.

4.                     Liabilities associated with the Summerlin Special Improvement District.

5.                     All accounts payable, accrued payables, outstanding checks, accrued payroll, accrued payroll taxes (including accrued Nevada Modified Business Taxes), accrued gaming and customer related liabilities (including gift certificates and gift cards), accrued gaming, property, sales, room, entertainment, use and wagering taxes and other current liabilities incurred in the ordinary course of operating the Propco Properties, the corporate office, and corporate functions that are allocable to the Propco Properties (which, for the avoidance of doubt, shall not include any liability for income, gross receipts, franchise or similar Taxes).

1

Exhibit C-1

Exhibit C Purchased Assets

All of the right, title and interest of Sellers in the Assets and Properties of Sellers set forth on this Exhibit C-1 as of the Closing Date, except for Assets and Properties defined as “Excluded Assets”:

1.               All trademarks used non-exclusively by one or more of the Included Properties, on the one hand, and one or more of the Propco Properties, on the other, and any trademark containing the term “Station,” together with matching corporate names, trade names, d/b/a names and domain names, and including trademark rights in Internet key words, social networks and new media, including without limitation the trademark registrations below.  Inclusion of these trademarks refers to the trademarks as a whole, and not to variations that do not contain the word “Station,” including:

A.                                    U.S. Trademark Registrations

Mark	Class(es)	Reg. No.	Reg. Date
$100,000 BONUS COUNTDOWN COVERALL 5 95 (and design)	41	3534904	11/18/2008
ALWAYS YOUR BEST BET	41	2927333	02/22/2005
BET BETTER	41	3626342	05/26/2009
BET BETTER	41	3626438	05/26/2009
BOARDING PASS	41	2083905	07/29/1997
BOARDING PASS REWARDS	41	2617317	09/10/2002
BOULDER STATION	42	166118	10/15/1991
BOULDER STATION	41	1634453	02/05/1991
BOUNCE BACK BONUS!	41	3746828	08/05/2003
CABO	41	2579020	06/11/2002
DAILY SUPER SWIPE GIVEAWAY	41	3736395	01/12/2010
DURANGO STATION	41	2851133	06/08/2004
FEAST BUFFET	43	3555873	01/06/2009
FEAST BUFFET (and design)	43	3555901	01/06/2009
FOOTBALL FRENZY	41	2746368	08/05/2003
JUMBO BINGO	41	2848825	06/01/2004
JUMBO BLACKJACK	41	3382302	02/12/2008
JUMBO HOLD`EM POKER PROGRESSIVE	41	3001950	09/27/2005
JUMBO HOLD `EM POKER PROGRESSIVE (and design)	41	3456662	07/01/2008
JUMBO JACKPOT	41	3618956	05/12/2009
JUMBO JACKPOT MY CARD BONUS (and design)	41	3610004	04/21/2009
JUMBO JACKPOT BOARDING PASS BONUS (and design)	41	3053536	01/31/2006

1

JUMBO KENO	41	3029709	12/13/2005
JUMBO PENNY	41	2889937	09/28/2004
JUMBO RACE JACKPOT	41	3267998	07/24/2007
LOCALS FAVORITE	41	2901067	11/09/2004
MILLION $ BINGO (and design)	41	3506777	09/23/2008
MY CARD	41	3597437	03/31/2009
MY REWARDS	41	3597438	03/31/2009
MY REWARDS MY WAY	41	3660807	07/28/2009
MY WAY	41	3654710	07/14/2009
PALACE STATION HOTEL-CASINO (and design)	41	1494589	6/28/1988
PALACE STATION HOTEL-CASINO (and design)	42	1494641	6/28/1988
PALACE STATION HOTEL-CASINO (and design)	35	1494471	6/28/1988
PALACE STATION (stylized)	35	1479936	3/8/1988
PALACE STATION (stylized)	41	1480097	3/8/1988
PALACE STATION (stylized)	42	1491647	6/7/1988
PLAY CASH	41	2901942	11/09/2004
RAINING REWARDS	41	2746827	08/05/2003
RED ROCK STATION	25	2931043	3/8/2005
RED ROCK STATION	35	2976428	7/26/2005
RED ROCK STATION	41	2845193	5/25/2004
RED ROCK STATION	42	3076981	4/4/2006
SANTA FE STATION	41	2592683	07/09/2002
SANTA FE STATION	41	2568347	05/07/2002
SPORTS CONNECTION	41	3626090	05/26/2009
STATION CASINOS SPORTS CONNECTION (and design)	41	3626343	05/26/2009
STATION CASINOS	42	1863360	11/15/1994
STATION CASINOS	41	1864405	11/22/1994
STATION CASINOS	25	2224338	02/16/1999
STATION REWARDS	41	3029595	12/13/2005
SUNSET STATION	21	2087587	8/12/1997
SUNSET STATION	25	2106796	10/21/1997
SUNSET STATION	41	2793353	12/16/2003
SUNSET STATION	42	2793354	12/16/2003
TEXAS STATION	41	2085735	08/05/1997
TEXAS STATION	35, 42	2129911	01/20/1998
TEXAS STATION GAMBLING HALL & HOTEL	41	2097143	09/16/1997
TEXAS STATION GAMBLING HALL & HOTEL	42	2121064	12/16/1997
THE FEAST	42	1920433	09/19/1995
THE FEAST (and design)	42	1661178	10/15/1991
THE GREAT GIVEAWAY	41	2266731	08/03/1999
WIN WITHOUT WINNING	41	2827502	03/30/2004
XTRA “PLAY CASH”	41	2660649	12/10/2002

2

B.                                    U.S. Trademark Applications

Mark	Class(es)	Application No.	Filing Date
DURANGO STATION	35	77/481,768	05/22/2008
DURANGO STATION	43	77/499,076	06/13/2008
FAMOUS FOR WINNERS	41	77/905,514	01/05/2010
JUMBO CASH WHEEL	41	77/919,502	01/25/2010
JUMBO POKER	41	77/170,824	05/02/2007
JUMBO REEL	41	77/767,553	06/24/2009
JUMBO REEL CASH BONUS (and design)	41	77/776,855	07/08/2009
JUMBO ROYALS	41	77/930,909	02/08/2010
JUMBO WIN FOR ALL JACKPOT	41	77/589,913	10/09/2008
MOUNT ROSE STATION	41	78/929,792	07/14/2006
MOUNT ROSE STATION	37	78/929,784	07/14/2006
MOUNT ROSE STATION	25	78/929,720	07/14/2006
MOUNT ROSE STATION	35	78/929,739	07/14/2006
MOUNT ROSE STATION	36	78/929,744	07/14/2006
MOUNT ROSE STATION	43	78/929,798	07/14/2006
MY PLAY	41	77/381,463	01/26/2008
MY STATION	41	77/640,989	12/29/2008
MY VACATION	41	77/918,716	01/23/2010
MY VACATION	43	77/918,713	01/23/2010
MY VACATION	44	77/918,718	01/23/2010
SOCIAL CLICK	45	77/893,782	12/15/2009

C.                                    Foreign Trademark Registrations

None.

D.                                    Foreign Trademark Applications

None.

E.                                      State Trademark Registrations

Mark	State	Reg. No.	Reg. Date
$1.6 MILLION WINFALL OF CASH	NV	E0649812009-3	12/11/2009
$100,000 BINGO COUNTDOWN COVERALL (and design)	NV	SM00360895	12/07/2004
$100,000 BINGO COUNTDOWN COVERALL (and design)	NV	SM00360896	12/07/2004

3

Mark	State	Reg. No.	Reg. Date
$100,000 BINGO COUNTDOWN COVERALL (and design)	NV	SM00360897	12/07/2004
$100 GET-IT-BACK GUARANTEE	NV	E0421292008-4	06/30/2008
BET BETTER	NV	E0629602008-3	10/03/2008
BOARDING PASS	NV	SM00290326	08/21/1996
BOARDING PASS REWARDS	NV	SM00330730	03/13/2001
BOULDER STATION	NV	SM00230433	03/09/1990
BOULDER STATION	NV	SM00230432	03/09/1990
BOUNCE BACK BONUS!	NV	SM00350134	12/02/2002
CABO (and design)	NV	SM00300793	03/09/1998
CABO (and design)	NV	TM00300791	03/09/1998
CABO & DESIGN	NV	TM00300792	03/09/1998
EVERYONE WINS!	NV	E0348062007-6	05/15/2007
FAMOUS FOR WINNERS!	NV	SM00290463	10/23/1996
FEAST BUFFET	NV	E0343702006-8	05/08/2006
FEAST BUFFET	NV	E0346122006-1	05/08/2006
FEAST BUFFET	NV	E0346632006-2	05/08/2006
FOOTBALL FRENZY	NV	SM0034056	09/21/2001
JUMBO BINGO	NV	SM00350484	04/30/2003
JUMBO BINGO PROGRESSIVE	NV	SM00340072	07/17/2001
JUMBO HOLD’EM POKER PROGRESSIVE	NV	SM00350522	05/07/2003
JUMBO JACKPOT	NV	SM00350467	04/18/2003
JUMBO KENO	NV	E0879832005-9	12/20/2005
JUMBO KENO	NV	E0879862005-2	12/20/2005
JUMBO KENO	NV	E0880022005-5	12/20/2005
JUMBO PENNY	NV	SM00360499	06/25/2004
LOCAL’S FAVORITE	NV	SM00340686	04/16/2002
LOCAL’S FAVORITE	NV	SM00340687	04/16/2002
MARCH MAYHEM	NV	E0275532005-3	05/10/2005
MARCH MAYHEM	NV	E0275602005-2	05/10/2005
MARCH MAYHEM	NV	E0275642005-6	05/10/2005
MILLION $ BINGO	NV	E0042512008-3	01/17/2008
MY CARD	NV	E0129702008-0	02/25/2008
MY REWARDS	NV	E0129682008-6	02/25/2008
ONE CARD DOES IT ALL!	NV	SM00330188	08/21/2000
PALACE STATION	NV	SM00210229	07/28/1987
PALACE STATION	NV	TN00180796	12/05/1983
PALACE STATION (logo)	NV	SM00210230	07/28/1987

4

Mark	State	Reg. No.	Reg. Date
PALACE STATION CASINO	NV	TN00180795	12/05/1983
PALACE STATION CASINO (and design)	NV	SM00190042	04/16/1984
PAYCHECK BONANZA PLUS	NV	SM00330359	10/18/2000
PUT YOUR MONEY ON THE SPORTS THAT MATTER	NV	E0629572008-8	10/03/2008
RED ROCK STATION	NV	SM00360831	10/21/2004
RED ROCK STATION	NV	SM00360832	10/21/2004
RED ROCK STATION	NV	SM00360833	10/21/2004
SANTA FE STATION	NV	TN00280408	09/18/1995
SPORTS CONNECTION	NV	E0601942008-1	09/10/2008
STATION CASINOS	NV	SM00260089	03/22/1993
STATION CASINOS	NV	SM00260090	03/22/1993
SUNSET STATION	NV	SM00290407	09/23/1996
SUNSET STATION	NV	SM00290408	09/23/1996
THE FEAST	NV	SM00240184	01/14/1991
SANTA FE STATION	NV	SM00330325	10/11/2000
TEXAS STATION	NV	SM00290164	07/16/1996
TEXAS STATION	NV	SM00290165	07/16/1996
TEXAS STATION GAMBLING H ALL & HOTEL	NV	SM00290162	07/16/1996
TEXAS STATION GAMBLING H ALL & HOTEL	NV	SM00290163	07/16/1996
WIN WITHOUT WINNING	NV	SM00350538	05/14/2003
WINNERS EXPRESS	NV	E0025182006-9	01/13/2006
WINNERS EXPRESS	NV	E0025222006-5	01/13/2006
WINNERS EXPRESS	NV	E0025242006-7	01/13/2006

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7

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G.            Foreign Domain Names

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15

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16

2.               The following Patents:

Title	Pat. No./ App. No.
Method and devices for operating a modified Bingo game	11/999,544
Method and devices for playing a modified Baccarat game	11/820,686
Method and System for Remote Gaming	12/077,440
Method and system for operating a linked casino activity	12/082,879
Paging system and location verification for remote access to wagering systems	7,690,995
Player tracking system for gaming tables	7,018,291
Player tracking system for gaming tables	6,672,589
Multi-property player tracking system	6,302,793

3.               The following Copyrights:

Title	Reg. No.
Barley’s Casino & Brewing Company	VAu000348243
Screen displays of Station Casinos Sports Connection Website	VA0001660925
Wildfire (logo and design)	VAu000522784

4.               All intellectual property rights in copyrighted works (including Software) and all materials embodying same (including source code) used non-exclusively by one or more of the Included Properties, on the one hand, and one or more of the Propco Properties, on the other, including the following items:

•                  Website content (graphics, photography, creative promotional text for hotels)

•                  Hard-copy advertising and promotional materials

•                  On-premises textual or artistic materials and graphics

•                  Proprietary Software

•                  All macros, templates and similar items for organizing or presenting Business Information in digital, computerized or electronic form.

5.               Business Information exclusively related to the Exhibit C Purchased Assets.

17

Exhibit C-2

Exhibit C Assumed Liabilities

The following Liabilities of Sellers (and only the following Liabilities) are Exhibit C Assumed Liabilities:

1.               All Liabilities of Sellers under the Contracts included in the Exhibit C Purchased Assets that arise out of or relate to the period from and after the Closing Date, except in each case, to the extent such Liabilities, but for a breach or default by any Seller, would have been paid, performed or otherwise discharged on or prior to the Closing Date or to the extent the same arise out of any such breach or default.

2.               All Transfer Taxes applicable to the transfer of the Exhibit C Purchased Assets pursuant to the Agreement.

EXECUTION VERSION

EXHIBIT D

SECOND AMENDED AND RESTATED

MASTER LEASE COMPROMISE AGREEMENT

(2d Revised)(1)

This Second Amended and Restated Master Lease Compromise Agreement (this “Compromise”) is entered into as of the     day of May, 2010, by and among  Station Casinos, Inc. (“SCI”) and its wholly owned subsidiaries Boulder Station, Inc. (“Boulder Station”), Charleston Station, LLC (“Charleston Station”), Palace Station Hotel & Casino, Inc. (“Palace Station”) and Sunset Station, Inc. (“Sunset Station,” and collectively with Boulder Station, Charleston Station and Palace Station, the “Operating Subsidiaries”), and other subsidiaries of SCI party hereto (which other subsidiaries join for purposes of paragraph M and Annex 1 only), on the one hand, and SCI’s indirect wholly owned subsidiary FCP PropCo, LLC (“PropCo”), on the other hand.  This Compromise amends and restates the Amended and Restated Master Lease Compromise Agreement (the “Original Compromise”) dated as of December 11, 2009, made by SCI and the Operating Subsidiaries, on the one hand, and PropCo, on the other hand, as amended by the First Amendment to Amended and Restated Master Lease Compromise Agreement (the “First Amendment”), dated as of March 2, 2010 made by SCI and the Operating Subsidiaries, on the one hand, and PropCo, on the other hand.  On May 10, 2010, the Bankruptcy Court entered its order further extending the term of the Amended and Restated Master Lease Compromise Agreement and extending the time to assume or reject the Master Lease, in each case  to and through June 12, 2010 (the Original Compromise, as amended by the First Amendment and judicially extended, the “Prior MLCA”).  Each of SCI and PropCo make this Compromise as a debtor and debtor-in-possession (sometimes hereinafter SCI and PropCo are collectively referred

(1)

This Second Amended and Restated Master Lease Compromise Agreement has been modified from the forms filed with the Bankruptcy Court on April 7, 2010 and April 19, 2010 to reflect modifications agreed to with various creditor constituencies since the time of the April 7, 2010 filing and the May 4-5, 2010 hearing before the Bankruptcy Court.

to as “Debtors” or “Parties”):

2

RECITALS

1.             The Debtors:  The Debtors commenced chapter 11 cases on July 28, 2009 (the “Petition Date”) in the United States Bankruptcy Court, District of Nevada, which bankruptcy cases currently are being jointly administered under Case No. 09-52477 (the “Bankruptcy Cases”).  SCI and its debtor and non-debtor subsidiaries (collectively, the “Station Group”) constitute a gaming entertainment enterprise that owns and operates under the “Station” and “Fiesta” brand names.

2.             The Leased Hotels:  The Station Group operates, among others, (i) Palace Station Hotel & Casino, (ii) Boulder Station Hotel & Casino, (iii) Sunset Station Hotel & Casino, and (iv) Red Rock Casino Resort Spa (collectively, the “Leased Hotels”).

3.             The Master Lease:  PropCo, as landlord, and SCI, as tenant, entered into that certain Master Lease, dated as of November 7, 2007 (as amended as of the Petition Date, the “Master Lease”), under which SCI leases the real property and improvements occupied by the Leased Hotels.  The Master Lease is a “triple net” lease under which taxes, insurance, capital expenditures, and other expenses (in each case as provided therein) are born by SCI.  SCI pays rent to PropCo both in the form of cash payments to PropCo and cash payments to third parties on behalf of PropCo, all as required pursuant to the terms of the Master Lease.  Payments to be made by SCI to PropCo under the Master Lease are due on the day (the “Rent Payment Date”) that is the third (3rd) business day preceding the fifteenth (15th) day of each calendar month.  Such rent payments cover the period from the fifteenth (15th) day of the month in which such rent payment is made through the fourteenth (14th) day of the next month (the “Rental Period”).

4.             The Stipulations Extending Time Period To Assume Or Reject Nonresidential Real Property Leases:  On October 23, 2009, the Parties jointly filed a motion for an order, pursuant to 11 U.S.C. § 365(d)(4), to extend the time to assume or reject various unexpired nonresidential real property leases, including the Master Lease (extending the date to assume or reject the Master Lease through February 23, 2010).  Such motion and the related proposed order were approved, subject to the modifications thereto set forth on the record, at a

3

hearing before the Bankruptcy Court on November 20, 2009.  Subsequently, on March 2, 2010, the Bankruptcy Court entered its order extending the last day to assume or reject the Master Lease to May 12, 2010, as a component of the relief granted under the Parties’ joint motion for an order approving the First Amendment.  Pursuant to Bankruptcy Court’s order entered on May 10, 2010, the last day to assume or reject the Master Lease has been extended to and through June 12, 2010.

5.             The License Agreement:  Concurrently with the execution of the Master Lease, SCI and PropCo executed and delivered the License and Reservation Service Agreement (the “License Agreement”), dated as of November 7, 2007, pursuant to which SCI agreed to provide to PropCo, among other things, certain trademarks (both exclusive and non-exclusive), the use of certain customer lists and other items identified therein, and the use of SCI’s common reservation system (the “Licensed Assets”).  In addition to providing the Licensed Assets, without limiting the agreements contained in the License Agreement, SCI also agreed to provide, under certain circumstances, after termination of the Master Lease: (i) an eighteen month license on certain specified trademarks; (ii) non-exclusive use of certain lists of Primary Customers (as defined in the License Agreement) for advertising purposes for an eighteen month period; and (iii) non-exclusive use of SCI’s common reservation system for the same eighteen month period.

6.             The PropCo FF&E Security Agreement From SCI:  Section 12.4 of the Master Lease contains a security agreement, pursuant to which SCI pledged, assigned and granted PropCo a security interest and an express contractual lien in and to (i) all of the personal property (including furniture, fixtures, goods, inventory, equipment, furnishings, objects of art, machinery, appliances, appurtenances and signage together with tools and supplies (including spare parts inventories) related to the Leased Hotels) owned by SCI as described in the Master Lease and (ii) the FF&E Reserve Collateral as defined in the Master Lease (collectively the “SCI Lease Collateral”).

7.             The PropCo FF&E Security Agreement From The Sublessees:  Concurrently with the execution of the Master Lease and the License Agreement, PropCo and

4

the Operating Subsidiaries entered into the Security Agreement (All Furniture, Fixtures and Equipment) (the “Security Agreement”) dated November 7, 2007 granting liens on and security interests in all of the personal property (including furniture, fixtures, goods, inventory,  equipment, furnishings, objects of art, machinery, appliances, appurtenances and signage together with tools and supplies (including spare parts inventories) related to the Leased Hotels) owned by the Operating Subsidiaries as described in such Security Agreement to PropCo to further secure SCI’s obligations to PropCo under the Master Lease and the Sublease FF&E Reserve as defined in the Master Lease (collectively the “Operating Subsidiaries Lease Collateral”).

8.             The PropCo Mortgage Loan:  PropCo entered into that certain Amended and Restated Loan and Security Agreement, dated as of March 19, 2008 (the “Mortgage Loan Agreement”), with German American Capital Corporation and JP Morgan Chase Bank (collectively, the “Mortgage Lenders”), pursuant to which the Mortgage Lenders made loans to PropCo in the aggregate amount of $1,800,000,000 (the “Mortgage Loan”).

9.             The SCI Loan:  SCI, as borrower, Deutsche Bank Trust Company Americas (“DBTCA”), as administrative agent (the “Prepetition Agent”) the other lenders from time to time party thereto (together with DBTCA, the “Prepetition Lenders”), entered into that certain Credit Agreement, dated as of November 7, 2007 (as amended, supplemented or otherwise modified from time to time, the “SCI Loan Agreement”).  The SCI Loan Agreement provided for (i) a $250,000,000 term loan facility and (ii) a $650,000,000 revolving credit facility.

10.           The SCI Forbearance Agreement:  On July 28, 2009, SCI and certain of its operating subsidiaries, including the Operating Subsidiaries, the Prepetition Agent and certain of

5

the Prepetition Lenders entered into the Forbearance Agreement(2) pursuant to which the Prepetition Agent and the Prepetition Lenders have agreed (subject to the terms thereof) to forbear from exercising their default-related rights, remedies, powers and privileges against the operating subsidiaries, among other things.  SCI desired to enter into the Forbearance Agreement primarily to permit SCI to reorganize in Chapter 11 without the necessity of commencing bankruptcy cases for most of its subsidiaries, including the Operating Subsidiaries.

11.           The PropCo Cash Collateral Stipulation:  On September 9, 2009, the Bankruptcy Court entered its final order approving the Stipulation And Final Order For (i) Adequate Protection and (ii) Use Of Cash Collateral With Respect To Secured Loans To FCP PropCo, LLC, (the “PropCo Cash Collateral Stipulation”), which stipulation was entered into between PropCo, SCI, the Mortgage Lenders and Deutsche Bank AG, as swap counterparty (“DB”).  Pursuant to the PropCo Cash Collateral Stipulation, PropCo makes certain adequate protection payments to the Mortgage Lenders, including payment of current interest on the Mortgage Loan and reimbursement of the expenses of the Mortgage Lenders.  As additional adequate protection, PropCo and SCI agreed to continue to perform their respective obligations under the Master Lease.  In consideration for such adequate protection payments, PropCo was authorized to pay its ongoing operating and reorganization expenses, including periodic payments on the Swap in consideration of DB’s agreement to forbear from terminating the Swap while such payments continued.  In December 2009 PropCo announced its intention to discontinue making continuing payments under the Swap and the Swap was terminated effective as of January 8, 2010.

(2)

“Forbearance Agreement” means the Second Forbearance Agreement; and Second Amendment to the Credit Agreement dated July 28, 2009, as amended, supplemented or otherwise modified from time to time pursuant to the terms thereof.

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12.           The SCI Cash Collateral Stipulation:  On October 13, 2009, the Bankruptcy Court entered its SCI Final Cash Collateral Order.(3)  Pursuant to the SCI Final Cash Collateral Order, SCI is required to submit to the Prepetition Lenders on a regular basis a proposed operating budget for the entire Station Group (the “SCI Budget”) for approval by the Prepetition Agent and the Required Lenders (as defined in the SCI Loan Agreement and referred to herein as the “Required Prepetition Lenders”) as a condition to SCI’s ongoing use of cash collateral.  Pursuant to the terms of the SCI Final Cash Collateral Order, the existence at all times of a SCI Budget approved by the Prepetition Agent and the Required Prepetition Lenders is one of the conditions to SCI’s use of cash collateral under the SCI Final Cash Collateral Order.  As a result, all payments to be made by the Debtors (other than PropCo) under this Compromise are subject to the SCI Final Cash Collateral Order.  If SCI loses consensual use of cash collateral under the SCI Final Cash Collateral Order due to, among other things, expiration of the most recently approved SCI Budget, the Prepetition Lenders would have the right to terminate the Forbearance Agreement and take action against SCI’s non-debtor operating subsidiaries and their assets which, in turn, may require such operating subsidiaries to file their own bankruptcy cases.   If SCI loses consensual use of cash collateral under the SCI Final Cash Collateral Order, then pursuant to and subject to the terms of, paragraph 15 of the SCI Final Cash Collateral Order, SCI could seek nonconsensual use of cash collateral to make all payments due under this Compromise.  Payments will continue to become due and owing under this Compromise whether or not consensual use of cash collateral is permitted under the SCI Final Cash Collateral Order provided, in all cases, that the Master Lease has not been the subject of an entered order

(3)

“SCI Final Cash Collateral Order” means the Final Order Pursuant To 11 U.S.C. §§ 105, 361, 362, 363, 364 and 552 and Fed. R. Bankr. P. Rule 4001(B), (C) and (D) (i) Authorizing the Debtors to (A) Use Cash Collateral; (B) Obtain Unsecured, Subordinated Post-Petition Financing; (C) Make Loans to Non-Debtor Subsidiaries, (ii) Granting Adequate Protection to Prepetition Secured Parties, and (iii) Granting Related Relief entered on October 13, 2009.

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approving and/or directing its rejection prior to the due date of such payment and the terms of this Compromise.

13.           The SCI Cash Collateral Budget:  Since the Parties entered into the Prior MLCA, the Prepetition Agent and the Required Prepetition Lenders have approved on a month by month basis, the continued payment of rent (as reduced thereunder) for the rent payments due through April 2010.  Accordingly, SCI’s ability to make any payments proposed to be made by SCI under this Compromise remains subject to the SCI Final Cash Collateral Order; provided that any and all payments due from SCI under this Compromise shall remain obligations of SCI and shall remain due and owing and, if not paid, constitute a breach of the Compromise by SCI provided, in all cases, that the Master Lease has not been the subject of an entered order approving its rejection prior to the due date of such payment and the terms of this Compromise.

14.           The Potential Rejection Of The Master Lease And License Agreement:  Because SCI had no authority under the then-approved SCI Budget to make the rental payment due on December 10, 2009, SCI notified PropCo that unless SCI could negotiate a reduction of current cash rent that was satisfactory to the Prepetition Agent and the Required Prepetition Lenders, SCI would have no authority under the then-approved SCI Budget to pay rent under the Master Lease in December 2009 and would, therefore, be forced to default under the Master Lease or to seek appropriate relief from the Bankruptcy Court.  The parties therefore entered into the Prior MLCA to reduce the rent under the Master Lease and ensure such authority for the payment dates in each of December 2009, January 2010, February 2010, March 2010, April 2010 and May 2010.  If SCI ceases to have authority under the SCI Budget to make reduced rent payments, SCI could be forced to default and SCI’s board of directors would need to determine whether immediate rejection of the Master Lease and the License Agreement is in the best interest of SCI’s stakeholders, and instruct management to take appropriate action.

15.           Dispute over Ramifications Arising From Rejection of the Master Lease and License Agreement:  The Parties disagree as to the extent, ramifications, and even availability of an immediate rejection of the Master Lease and the License Agreement.  It is

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undisputed that an uncontrolled (or non-negotiated) rejection of the Master Lease and the License Agreement would unduly and unnecessarily harm the Parties’ respective bankruptcy estates.

16.           Modification of Prior MLCA:  The Prior MLCA provides the Parties with a “Deferral Period” ending on the lease payment date in June 2010 and allowed SCI to pay “Reduced Rent” during such Deferral Period pending assumption or rejection of the Master Lease and the License Agreement.  On March 24, 2010, the Debtors filed with the Bankruptcy Court a proposed plan of reorganization (the “Proposed Plan”), which incorporates terms governing a PropCo restructuring involving the Leased Hotels and is supported by the Mortgage Lenders pursuant to that certain Plan Support Agreement dated March 24, 2010, entered into by and among the Mortgage Lenders and Fertitta Gaming, LLC, among others (as amended, supplemented or otherwise modified, the “Plan Support Agreement”).  In furtherance of confirmation of the Proposed Plan, and to ensure continuity of the operations of the Leased Hotels during the confirmation process, the Parties wish to negotiate an extension of the Deferral Period through the effective date of the Proposed Plan (or through the effective date of any other confirmed plan of reorganization, whether a joint plan for both SCI and PropCo or a standalone plan of reorganization for PropCo, which the Mortgage Lenders have agreed to support pursuant to the Plan Support Agreement (the Proposed Plan or any such other plan of reorganization, each, a “Consensual Plan”)) and further reduce the rent under the Master Lease during that extended Deferral Period to effectively a “break even” level for SCI’s estate, in exchange for which concessions PropCo and the Mortgage Lenders have required that certain terms in the Prior MLCA be modified as provided herein.

17.           Asset Transfer Provisions:  This Compromise further acknowledges and accommodates the mutual agreement of Opco, Propco, certain of the Prepetition Lenders and the Mortgage Lenders that the assets that secure their respective credit facilities may not be jointly owned at the conclusion of the Bankruptcy Cases and that it is in the best interests of all of them to reach agreement on the treatment of certain assets of SCI and its subsidiaries that should be

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transferred to Propco or licensed for use by Propco in order for an orderly separation of SCI’s operations into two separate and independent companies.  In furtherance of this, SCI, the Operating Subsidiaries and other subsidiaries of SCI having an interest therein have agreed to certain transfers of assets specified on Annex 1, including assets that are neither SCI Lease Collateral nor Operating Subsidiary Lease Collateral, either (x) pursuant to a plan of reorganization that keeps the Leased Hotels and the assets of SCI under common ownership (a “Joint Plan”), if such plan is confirmed, or (y) for the agreed upon cash price to be paid from Propco to Opco as set forth in the adjustable amount specified in Paragraph M and Annex 1 if (i) no Joint Plan is confirmed and (ii) a Transfer Event (defined below) has occurred.  In the event that (i) no Joint Plan is confirmed and (ii) no Transfer Event has occurred, then SCI and the Operating Subsidiaries shall transfer assets and grant licenses to Propco as provided in and subject to the terms and conditions of the Prior MLCA, as specified in Paragraph M(iii).

18.           Compromise Providing An Interim Period Of Relief:  In light of the disputes between the Parties regarding the Master Lease, the License Agreement, the ramifications of a rejection of both the Master Lease and License Agreement, and in furtherance of the mutual goal of providing all the relevant parties in the Bankruptcy Cases the time to confirm the Proposed Plan or a replacement Consensual Plan that maximizes the value of both the PropCo and SCI estates and resolves issues related to the Master Lease, the Parties believe it to be in their respective best interests to resolve their issues regarding the Master Lease, the License Agreement and the potential rejection of both on an interim basis by providing PropCo a level of transition services if the Master Lease and License Agreement are ultimately rejected and/or a Consensual Plan is confirmed.   This Compromise shall neither (i) limit PropCo, or its successors and assigns, or any other party in interest, from seeking different or additional transition services to the extent legally provided for under any written agreements between the Parties or other applicable law, nor (ii) limit SCI and the Operating Subsidiaries, or their successors and assigns, or any other party in interest from defending against any such requested relief and taking the position that, except as provided in this Compromise, no additional

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transition services are legally required under any written agreements between the Parties or other applicable law and nothing herein shall be deemed to modify the PropCo Cash Collateral Stipulation, the SCI Final Cash Collateral Order or the Forbearance Agreement or any of the rights, remedies or privileges thereunder of the parties thereto.

AGREEMENT

Therefore, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:

A.            Interim Period Rent Reduction under the Master Lease:  Subject to the SCI Final Cash Collateral Order, provided that no order authorizing and/or directing SCI to reject the Master Lease has previously been entered, SCI shall continue to make monthly rent payments to PropCo under the Master Lease on the Rent Payment Date and as required under Bankruptcy Code section 365(d)(3).  However, the amount of rent payable in cash to PropCo during the “Deferral Period” (as defined below) shall be reduced for the interim period provided in this Compromise (as so reduced, the “Reduced Rent”).  As used herein, the “Deferral Period” means the period from the date hereof through the confirmation date of a Consensual Plan, provided that if a “Transition Event” (as defined on Exhibit C) occurs, then the Deferral Period shall cease as of the date of such Transition Event, as the case may be, and the “Transition Period” (as defined below) shall commence.  In the event the Deferral Period ends due to confirmation of a Consensual Plan, the “Transition Period” shall commence in accordance with the terms and provisions of the Consensual Plan and such Consensual Plan shall supersede the terms and provisions of this Compromise.  For purpose of clarity, notwithstanding that SCI’s ability to consensually use cash collateral to pay rent under the Master Lease is subject to the SCI Final Cash Collateral Order, SCI’s obligation to pay such rent hereunder and under the Master Lease is not subject to the availability of consensual use of cash collateral under the SCI Final Cash Collateral Order and any rent due under the Master Lease, as modified by this Compromise, shall remain due and payable on the applicable Rent Payment Date, provided, in all cases, that the Master Lease has not been the subject of an entered order approving its rejection prior to the due

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date of such payment.  If an entered order approving and/or directing rejection of the Master Lease is entered and, pursuant to this Compromise a payment that became due prior to the entry of such rejection order remains unpaid after the date of entry of such rejection order, then such payment shall remain immediately due and payable notwithstanding the intervening entry of such rejection order.

B.            Computation and Payment of Reduced Rent: True Ups:  SCI shall deliver to PropCo and the Mortgage Lenders:  (i) within 30 days following the approval by the Bankruptcy Court of this Compromise, a schedule of monthly capital expenditures and other expenses made in respect of the Leased Hotels and therefore previously deducted in the computation of Reduced Rent under the Prior MLCA; and (ii) within 30 days following the approval by the Bankruptcy Court of this Compromise and every thirteen weeks thereafter, a detailed budget of scheduled capital expenditures to be made in respect of the Leased Hotels for in the succeeding thirteen week period (and therefore to be deducted in the computation of Reduced Rent payable hereunder for such period or otherwise compensated to SCI after the Deferral Period has ended) which budget must be consistent with the current management and operating expenses for the Leased Hotels under current operating standards and practices and must be mutually acceptable to SCI, PropCo and the Mortgage Lenders (each such budget described in this clause (ii), the “Approved Budget”).  SCI shall, and shall cause the Operating Subsidiaries to, fund all capital improvements and acquisition of FF&E relating to the Leased Hotels out of the existing FF&E Reserve Accounts pledged to PropCo before using their own funds to make such expenditures.  Reduced Rent payable on each Rent Payment Date occurring during the Deferral Period shall be calculated by computing the aggregate EBITDAR(4) for the Leased Hotels for the calendar month ending immediately prior to such Rent Payment Date (the “Prior Calendar Month”) and deducting therefrom an amount equal to the sum, without

(4)   As used in this Compromise, EBITDAR shall be calculated in the manner in which SCI has previously calculated EBITDAR for the Leased Hotels on its books and records.

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duplication, of (i) all capital expenditures made by SCI or the Operating Subsidiaries in the Prior Calendar Month to fund capital improvements at the Leased Hotels, to the extent not funded out of the FF&E Reserve Accounts pursuant to the immediately preceding sentence, and (ii) current rent due under the Boulder ground lease,(5) in each case to the extent not previously deducted in the computation of EBITDAR and in amounts that do not, in the aggregate with capital expenditures for the prior months in the applicable 13-week period and the preceding 13-week period, exceed the amounts set forth in the Approved Budget for such combined period.  Reduced Rent for each month of the Deferral Period shall initially be paid on the applicable Rent Payment Date on an estimated basis.  Upon calculation by SCI of the final aggregate monthly EBITDAR for the Leased Hotels for the relevant Prior Calendar Month, and in no event later than thirty (30) days after the end of each such Prior Calendar Month, SCI shall deliver to PropCo, the Mortgage Lenders and the Prepetition Agent a certification of the final EBITDAR calculation for such Prior Calendar Month together with either a payment of any additional Reduced Rent due for the corresponding Rent Payment Date (a “True Up Payment”) or, if the final certified EBITDAR calculation is less than the corresponding assumed EBITDAR for the applicable Reduced Rent Payment Date, a credit to be applied to future Reduced Rent due under this Compromise; provided that if no further Reduced Rent payments are to be made, then PropCo shall immediately reimburse SCI in cash for all such accumulated credits.  The aggregate amount of scheduled rent due under the Master Lease that is not paid in cash as Reduced Rent during the Deferral Period (after credit for any amounts paid as a True Up Payment), shall constitute deferred rent (“Deferred Rent”).  The Parties shall reconcile and true up capital expenditures for the Three Month Period and the Two Month Period (each as defined in the First Amendment) in the manner provided in the First Amendment.  In order to fully account for the

(5)   In compliance with the Master Lease, SCI will continue to remit the monthly property tax reserves and the Boulder ground lease payment to PropCo to be escrowed and paid over to the taxing authorities and the Boulder landlord by PropCo.

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extension to and through June 12, 2010, the Parties shall on or before July 31, 2010, further reconcile and true up capital expenditures for the two calendar month period of April and May, 2010 in the manner provided in the First Amendment with respect to the Two Month Period contemplated therein.  With respect to each successive three calendar month period commencing on June 1, 2010, and ending on the last day of the last full month ending prior to rejection of the Master Lease, SCI shall deliver to PropCo, the Mortgage Lenders and the Prepetition Agent, within 30 days after the end of each such three month period or portion thereof, a certified reconciliation computing the aggregate amount of capital expenses (“Three Month CapEx”) incurred by SCI or the Operating Subsidiaries in respect of the Leased Hotels (net of any insurance recoveries actually received by SCI or its Operating Subsidiaries) during such three calendar month period (such period, the “Three Month Period”).  The certified reconciliation shall further compute whether Three Month CapEx is less than, equal to or more than the capital expenditures deducted from EBITDAR during such Three Month Period for the purpose of computing monthly Reduced Rent during such Three Month Period (the “CapEx Cash”).  In the event that Three Month CapEx is less than CapEx Cash, SCI shall deliver together with the reconciliation a payment to PropCo in an amount equal the amount by which Three Month CapEx is less than CapEx Cash.  If an order approving and/or directing rejection of the Master Lease is entered and, pursuant to this Compromise a true up payment or credit with respect to a period occurring prior to the entry of such rejection order would become due and payable after the date of entry of such rejection order, then such true up payment or credit shall remain due and payable notwithstanding the intervening entry of such rejection order.  Upon the termination of the Deferral Period for any reason, SCI shall continue to pay PropCo Reduced Rent and any True Up Payment owing for the period from the last rent payment date through such date of termination, and, to the extent that the final certified EBITDAR for such period is less than the corresponding assumed EBITDAR used to make Reduced Rent Payments, SCI shall invoice PropCo for such True-Up Payment, which amount shall be immediately due and payable to SCI.

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C.            Cooperation With PropCo and Mortgage Lender re Licensing.  Commencing immediately on the entry of the order approving this Compromise, SCI and the Operating Subsidiaries agree to provide to any potential replacement operator designated by PropCo or the Mortgage Lenders, subject to the receipt by SCI of a confidentiality letter in the form of Exhibit B to this Compromise from such person, a list of all permits and licenses (gaming and otherwise) held by SCI or its subsidiaries that are necessary to the operation of the Leased Hotels as currently operated, together with any information relating to the Leased Hotels and reasonable and supervised access to senior corporate management and employees of SCI that such replacement operator may reasonably require in order to complete all applications for any replacement gaming licenses, liquor licenses and any other licenses relating to the operation of the Leased Hotels and in order for such operator to respond to any information requests of applicable regulators, including without limitation, information requested by any such regulatory authorities with respect to transition plans for the Leased Hotels.

D.            Authority to Pay Reduced Rent Shall Be Limited To The Deferral Period:  Except as otherwise provided herein, and unless SCI, PropCo and the Mortgage Lenders otherwise subsequently agree in a writing approved by the Bankruptcy Court (and provided that the Master Lease has not previously been rejected under Bankruptcy Code Section 365 pursuant to an entered order, with such rejection effective as of the later of the date that the order authorizing rejection is entered or, if such order included an effective date for such rejection, such effective date), the rent due under the Master Lease for each rent payment date occurring once the Deferral Period has ended shall revert to the scheduled rent amounts as provided under the Master Lease before the execution of this Compromise.  Payment of such reinstated rent amounts shall be subject to the terms of the SCI Final Cash Collateral Order.

E.             SCI Shall Perform All Other Requirements Under The Master Lease:  Except for the deferral of payment of Deferred Rent and the payment of the Reduced Rent, SCI shall, subject to its rights to be reimbursed hereunder for any True Up Payments in its favor,

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otherwise continue to perform all of its other obligations to PropCo and/or the Mortgage Lenders under the Master Lease during the Deferral Period.

F.             PropCo Shall Hold A Claim For Any Deferred Rent; OpCo Shall Hold A Claim For Any Amounts Owed To It:  PropCo shall hold a claim against SCI for Deferred Rent, subject to the limitations described in this Compromise.  SCI and PropCo further agree, in order to clarify the status of the Deferred Rent pending assumption or rejection of the Master Lease, that SCI shall not have any obligation to pay the Deferred Rent in cash under Bankruptcy Code Section 365(d)(3), and PropCo: (i)  shall forbear from enforcing or collecting any such obligation and hereby waives its right to compel payment of the Deferred Rent under Bankruptcy Code Section 365(d)(3), unless and until the Master Lease is actually assumed; and (ii) hereby waives any right to, and agrees not to, seek payment of Deferred Rent as an expense of administration under Bankruptcy Code Section 503(b) or assert any other priority or secured claim concerning the Deferred Rent, in each case prior to assumption by SCI of the Master Lease.  For avoidance of doubt, PropCo is not waiving or releasing (i) its right to its claims against SCI, including the claim for Deferred Rent, as such claims are allowed and provided pursuant to this Compromise nor (ii) its right, in the event that the Master Lease is rejected and/or SCI defaults on its obligations hereunder, to seek to compel performance of such obligations or to claim any damages resulting from such default as an expense of administration.  Any payments (including, without limitation, any credits) owed to SCI or its Operating Subsidiaries under this Compromise shall be deemed allowed administrative expense claims against PropCo under Bankruptcy Code section 503(b).

G.            If The Master Lease Is Assumed, Payment Of The Deferred Rent Shall Be Required As Part Of Any Cure Amount And Shall Constitute An Administrative Claim In The SCI Case:  In the event that SCI seeks to assume the Master Lease, then (i) SCI will be required to, as a condition of such assumption, pay the accrued and unpaid Deferred Rent as of the assumption order date to PropCo, in cash, and (ii) such Deferred Rent shall constitute an allowed administrative claim against SCI pursuant to Bankruptcy Code section 503(b).

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H.            PropCo Shall Hold An Allowed Indefeasible Claim Upon Rejection Of The Master Lease:  In the event that SCI rejects the Master Lease, then the Deferred Rent shall constitute for all purposes (subject to the immediately succeeding two sentences) a prepetition claim against SCI arising in favor of PropCo under the Master Lease.  PropCo shall have an allowed, indefeasible partially secured prepetition claim against SCI (secured solely by the SCI Lease Collateral and the Operating Subsidiaries Lease Collateral and any other collateral encumbered pursuant to any other enforceable written security agreement made by SCI or any Operating Subsidiary in favor of PropCo) for the sum of: (i) the amount of Deferred Rent that accrued prior to the later of the date that the order authorizing rejection is entered or, if such order included an effective date for such rejection, such effective date, plus (ii) statutory lease rejection damages in respect of the Master Lease (collectively, the “Allowed Indefeasible Claim”).(6)  The Parties reserve all rights, defenses and arguments as to the computation of the statutory lease rejection damage claim component of the prepetition Allowed Indefeasible Claim.   Upon full compliance by SCI and the Operating Subsidiaries with the transfer of all SCI Lease Collateral and Operating Subsidiaries Lease Collateral as provided for in paragraph M the Allowed Indefeasible Claim shall, except for any claim for proceeds of SCI Lease Collateral and Operating Subsidiaries Lease Collateral, convert to an unsecured claim, provided that the transfer of all SCI Lease Collateral and Operating Subsidiaries Lease Collateral shall not result in any reduction of the allowed amount of such Allowed Indefeasible Claim.  If the Master Lease is rejected by SCI, subject to the last sentence of this paragraph H, (i) for the limited purpose of determining the allowance and character of the Deferred Rent, the date of such rejection of the Master Lease shall be deemed to have occurred on the date of the approval of the Prior MLCA by the Bankruptcy Court, (ii) PropCo’s sole remedy with respect to Deferred Rent shall be a prepetition claim as provided in this paragraph and (iii) PropCo shall not have any right to, and

(6)   For the avoidance of doubt, statutory lease rejection damages shall be calculated on the basis of the total rent due without giving effect to this Compromise or the Prior MLCA.

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shall not, seek payment of Deferred Rent as an expense of administration or other priority claim under Bankruptcy Code Section 503(b) or under any other theory.  SCI agrees that any claim that PropCo may have as a result of a breach by SCI of its obligation to pay Reduced Rent that became due and payable prior to the date that the Master Lease is rejected under Bankruptcy Code Section 365 pursuant to an entered order and if such order included an effective date for such rejection, such effective date has passed, or perform any other acts required by this Compromise whether before or after entry of such order, shall have administrative claim priority in the SCI Bankruptcy Case pursuant to Bankruptcy Code Section 503(b) notwithstanding the relation back of the date of rejection of the Master Lease to the date of the approval of this Prior MLCA by the Bankruptcy Court.

I.              License Agreement Rejection Claim:  Except as provided for in this Compromise, the Parties reserve all rights, defenses and arguments with respect to any rejection of the License Agreement, including whether any licensee rights under Bankruptcy Code Section 365(n) for PropCo may exist, whether any such licensee rights will be satisfied by SCI through the delivery of Transition Services as contemplated in this Compromise and whether PropCo is entitled to assert any additional licensee rights under Bankruptcy Code section 365(n) with respect to the License Agreement(5).  The Parties hereby agree that: (a) any obligations that SCI may have to honor rights, if any,  that PropCo may have against SCI under Bankruptcy Code section 365(n) in respect of rejection of the License Agreement will constitute specifically enforceable postpetition obligations of SCI; and (b) any claim for monetary damages against SCI in respect of rejection of the License Agreement will constitute a general unsecured prepetition claim.

J.             Interim Resolution Of Rent Under The Master Lease And Minimum Transition Services Only Provided In This Compromise:  The Parties hereby acknowledge and

(5)   SCI does not admit that any claim in respect of rejection by SCI of the License Agreement would result in a claim under Bankruptcy Code Section 365(n).

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agree, for themselves and their successors and assigns, that the rights and treatment of claims provided under this Compromise constitutes the Parties’ sole and exclusive rights and remedies against each other with regard to the Reduced and Deferred Rent.  The Parties hereby acknowledge and agree, for themselves and their successors and assigns, that the transition services required to be provided by SCI under this Compromise are being provided in exchange for and in direct response to PropCo’s agreements regarding the treatment of the Reduced Rent and the Deferred Rent.  Neither PropCo, its successors and assigns nor any other party in interest (including PropCo’s “Designees” as defined below) shall be limited from seeking different or additional transition services as may be legally required under the written agreements between the Parties or by other applicable law or as may be sought pursuant to the terms of this Compromise; provided, however, that neither SCI nor the Operating Subsidiaries, nor their successors and assigns, nor any other party in interest are limited from defending against any such requested relief and taking the position that, except as provided in this Compromise, no additional transition services are legally required under the written agreements between the Parties or by other applicable law.  The Bankruptcy Court shall have exclusive jurisdiction over all such disputes.  For purposes of this Compromise, “Designee” shall mean (i) any person or entity to which PropCo, with the consent of the Mortgage Lenders, assigns its rights and interests under this Compromise, (ii) any person or entity that PropCo, with the consent of the Mortgage Lenders, designates in writing to act or operate on its behalf, (iii) any person or entity designated under a Consensual Plan as a replacement manager or operator for the Leased Hotels, or (iv) any person or entity having foreclosed on PropCo’s rights and interests that are at issue under this Compromise, in each case subject, to the extent of any specific actions requiring regulatory approvals under applicable gaming laws, to such person’s having obtained any necessary approvals for performance of such actions.

K.            SCI Shall Provide, Or Shall Cause To Be Provided, Transition Services To PropCo Upon The Occurrence of a Transition Event:  Commencing upon the occurrence of a Transition Event and continuing for a period of sixty (60) days after the occurrence of a

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Transition Event, or such longer initial period as may be applicable pursuant to this paragraph K (such sixty (60) day or longer period, the “Initial Transition Service Period”), SCI shall take all steps reasonably necessary to continue the uninterrupted operation of the Leased Hotels by the Operating Subsidiaries as if the Master Lease and License Agreement were in full force and effect and as otherwise provided hereunder, and to transition such operation to a replacement manager or operator (the “Transition Services”) and shall cooperate with PropCo in providing such Transition Services.  Without limiting the generality of the foregoing, the Transition Services to be provided by SCI (subject to the terms and conditions hereof, including the payment by PropCo of the amounts set forth herein) shall include:

(i)            Operation of the Leased Hotels by the Operating Subsidiaries and SCI during the Transition Period (defined in paragraph T below) in the same general manner in which they were operated immediately prior to the date of this Compromise, including performance by SCI and the Operating Subsidiaries of all performance covenants and other obligations under the Master Lease and the related Subleases, except as expressly modified hereby, subject to the same level of care and diligence with which SCI and its subsidiaries (other than the Operating Subsidiaries) operate the other hotels and casinos owned by SCI or such subsidiaries, including but not limited to marketing activities consistent with prior marketing practices;

(ii)           Allowing PropCo, the Mortgage Lenders and any Designee to use the database of Primary Customers(7) for each Leased Hotel, other intellectual property and reservation services to the same extent currently provided under the License Agreement, in the same manner as if the License Agreement were in full force and effect and as provided herein, which for the avoidance of doubt shall include

(7)   “Primary Customer” as used herein has the meaning set forth in Annex 1.

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the receipt by the Designees of all Transaction Data to be provided hereunder in electronic format that can be accessed and downloaded onto the analogous systems of any replacement operator for the Leased Hotels, in each case as necessary to the ability of the Designees to provide continuing operations at the Leased Hotels and transition to a replacement manager at the conclusion of the Transition Period;

(iii)          Providing to PropCo, or its Designees, upon the commencement of the Transition Period every four weeks thereafter until the end of the Transition Period, and as of the end of the Transition Period, copies in readable format of the then current electronic database of all Primary Customers (as defined herein) for each Leased Hotel, including gaming histories, names, addresses, program points, status and such other information as is customarily and has been historically maintained by the Operating Subsidiaries or by SCI for such Primary Customers of each Leased Hotel, to ensure the proper updating of such information;

(iv)          Promptly following the first to occur of the commencement of the Transition Period or the date specified in Annex 1: (a) permitting, and causing the Operating Subsidiaries to permit to, the extension by PropCo, or its Designee, of offers of employment as provided in Annex 1 hereto to certain employees of SCI and the Operating Subsidiaries as provided in such Annex 1; (b) releasing any such employees described in this paragraph from any non-compete agreements or similar contractual obligations which would otherwise preclude their working for PropCo, and (c) providing a listing for each job title or description that may be solicited pursuant to this sub-clause by job title or description, of the current salary range for such job title or description at each of the Leased Hotels, broken down between base compensation and the aggregate value of benefits provided;

(v)           Delivery to any potential replacement manager for the Leased Hotels of all Transaction Data, financial information and other books and records that pertain

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exclusively to, or are otherwise necessary for, the day-to-day operation of the Leased Hotels or that are used in multiple SCI and Propco properties without differentiation in order to facilitate licensing of and/or management transition to such potential replacement manager, including without limitation the financial information and other books and records to be provided as set forth in Annex 1;  provided, that any provision of confidential or competitive information shall be subject to receipt by SCI of a confidentiality agreement from such replacement manager substantially in the form of Exhibit B hereto or as otherwise consented to by SCI, and neither SCI nor any Operating Subsidiaries shall be required to disclose any future plans for development or any other confidential or competitive information regarding SCI that is not related to the operations of the Leased Hotels;

(vi)          Providing onsite access at the Leased Hotels to PropCo or its Designees for inspection of books and records (to the extent that such information is agreed to be provided elsewhere herein, in the PropCo Cash Collateral Stipulation, in the Mortgage Loan Agreement, in the Master Lease or in any transaction document executed in connection therewith) and observation of operations; and make their senior management employees available at reasonable times and on reasonable notice to discuss with such Designees such matters related to transition as such Designees may reasonably request;

(vii)         Providing such accounting information to PropCo or its Designees as PropCo may reasonably require in order to prepare separate financial statements and separate accounting records for the Leased Hotels, including historical financial information necessary to the preparation of pro forma historical financial statements showing the results of the Leased Hotels as a separate entity, and authorizing its accountants to reasonably cooperate with (and, subject to prior implementation of appropriate confidentiality restrictions acceptable to SCI, to be

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engaged by) PropCo and its Designees, it being understood that PropCo or its Designees and not SCI shall have sole responsibility for the payment of incremental accounting fees relating to such financial statements;

(viii)        Taking such other and further preparatory steps as may be reasonably requested by PropCo and not otherwise inconsistent with this Compromise to be performed by SCI while Transition Services are being provided to PropCo to facilitate the continuation of uninterrupted operations from and after the occurrence of a Transition Event;

(ix)           Taking such other and further commercially reasonable steps as may be requested by PropCo, or its Designee (subject to paragraph R) to be performed by SCI while Transition Services are being provided to PropCo, or its Designee to facilitate the transition of the hotel, hospitality and gaming operations conducted at the Leased Hotels from SCI and the Operating Subsidiaries to a successor manager or managers selected by PropCo or its Designee and to enable such successor manager to promptly assume control over operation of the Leased Hotels upon the conclusion of the Transition Period;

(x)            Subject to paragraph R, taking all commercially reasonable steps necessary to keep in full force and effect during the Transition Period all insurance policies and coverage that are applicable to the Leased Hotels, PropCo, and/or the business operations (including hotel, hospitality and gaming) and property of SCI and the Operating Subsidiaries at the Leased Hotels, including, without limitation, all liability and casualty insurance policies and coverage, as existed as of the date of this Compromise; and

(xi)           In the event of a conflict between any provision of this Compromise and a specific provision of Annex 1, Annex 1 shall control.

As used herein, (i) the term “Transaction Data” has the meaning set forth on Annex 1.  It is the mutual intent of the Parties that the right to receive Transaction Data

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shall include the right to access such data through software provided by third party vendors in the form so provided, and all data collected by such vendor provided software, and that PropCo and its Designees shall have a temporary license, for the duration of the Transition Period and subject to any other terms in this Compromise, to use any software developed by or at the direction of SCI or any Operating Subsidiary (“proprietary software”), in each case as needed to access such Transaction Data, but shall not, except as otherwise provided in Annex 1, have any ownership interests in such proprietary software.  SCI and the Operating Subsidiaries will provide PropCo and/or any Designee with reasonable access to third party vendors, and all data collected by such vendor provided software, to the extent consist with limitations on access to data set forth elsewhere in this Compromise.

In furtherance of the foregoing Transition Services, each of PropCo and SCI agrees, during the Deferral Period, to cooperate with the Mortgage Lenders, and to cause their respective officers and employees to cooperate, in preparing a business separation plan and transition timeline in order to ensure an orderly implementation of the asset transfers and other transactions described on Annex 1 hereto or as otherwise contemplated under the Proposed Plan or any successor Consensual Plan.

L.             Other Actions to Occur on Transition Event.  The parties agree that if a Transition Event occurs, but the Mortgage Lenders are continuing to support a Consensual Plan, then, at the option of the Mortgage Lenders, the obligation of SCI to provide Transition Services other than such services as are required during the Deferral Period (and the rights of the other parties and beneficiaries hereto to demand such Transition Services other than those required during the Deferral Period)  may be suspended until confirmation of a Plan, and as a result thereof the Initial Transition Service Period shall be deemed to continue until the later of (x) sixty (60) days after the Parties have terminated efforts to confirm a Consensual Plan or (y) confirmation of such Consensual Plan.  It is expressly acknowledged that any postpetition obligations payable to PropCo under the PropCo Cash Collateral Stipulation shall continue to be

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payable notwithstanding that the commencement of the Transition Period or other actions contemplated under this Compromise constitutes a termination event under the PropCo Cash Collateral Stipulation, in order that PropCo may continue paying its postpetition obligations when due.  The parties further agree that, (i) from and after the commencement of the Transition Period, PropCo will not waive or suspend any of its rights under this Compromise without the prior written consent of the Mortgage Lenders, (ii) PropCo will consult with the Mortgage Lenders before taking any actions to enforce any of its rights and remedies under this Compromise, and (iii) PropCo will cooperate with the Mortgage Lenders in any actions to enforce their respective rights and remedies against SCI and the Operating Subsidiaries under this Compromise.

M.           Transfers to Occur at Conclusion of Transition Period.  Subject to the terms and conditions for each set forth in this paragraph M, no later than the conclusion of the Transition Period, the asset transfers provided for in M(i) in all events, and the asset transfers provided for in either M(ii) or M(iii), as applicable, shall occur:

(i)            Transfers of Collateral.  Propco, SCI, and the Operating Subsidiaries each shall transfer to the Mortgage Lenders or their Designees, by deed in lieu of foreclosure or similar instrument and in full satisfaction of their claims under the Mortgage Loan, all of Propco’s right, title and interest in and to the Leased Hotels, all of SCI and the Operating Subsidiaries’ rights with respect to the SCI Lease Collateral and the Operating Subsidiary Lease Collateral, all of Propco’s rights under the License Agreement and under this Compromise and any other real or personal property pledged as collateral to secure the Mortgage Loan, including without limitation the cash collateral held in favor of the Mortgage Lenders under the PropCo Cash Collateral Stipulation, any cash held in the FF&E Reserve Accounts and any pre-petition cash collateral held in the accounts established pursuant to the Mortgage Loan Agreement (subject to payment of any postpetition obligations of PropCo due and payable as provided in paragraph L) (collectively,

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a “Collateral Transfer”).  Any statutory or other rights of SCI or the Operating Subsidiaries to remain in possession of the Leased Hotels shall concurrently with such transfer cease and be of no further force and effect.  In connection with the foregoing,  SCI shall and shall cause the Operating Subsidiaries to consent, pursuant to Uniform Commercial Code Section 9-620(a), to the transfer to PropCo or its Designees, of all the SCI Lease Collateral and the Operating Subsidiaries Lease Collateral in satisfaction of the obligations of SCI and the Operating Subsidiaries with respect to PropCo’s liens on such SCI Lease Collateral and Operating Subsidiaries Lease Collateral; provided, that nothing in this Compromise shall in any way modify, impede, impair or delay PropCo’s lien and foreclosure rights on the SCI Lease Collateral and Operating Subsidiaries Lease Collateral nor any lien and foreclosure rights of the Mortgage Lenders and/or the mezzanine lenders (the “Mezz I Lenders”) who have advanced funds to FCP MezzCo Borrower I, LLC (“Mezz I”) and have a lien on the equity of PropCo, which may be enforced after rejection of the Master Lease and prior to, during or after any transfer of the SCI Lease Collateral and/or Operating Subsidiaries Lease Collateral to PropCo.

(ii)           Additional Transfers upon a Transfer Event.  Upon the occurrence of both of (x) a Transfer Event (as defined below) and (y) the effective date of a Consensual Plan or of any other standalone plan of reorganization for Propco, then in addition to the Collateral Transfers, SCI, the Operating Subsidiaries and, as to fractionalized interests held by other operating subsidiaries of SCI, such other subsidiaries party hereto, shall grant, sell and assign to PropCo (the “IP-IT Transfers”), at the mutually agreed upon price set forth in Annex 1, all of the assets, licenses and other rights and benefits specified on Annex 1.

(iii)          Alternative Additional Transfers in the Absence of A Transfer Event.  If the Transition Period ends prior to the occurrence of a Transfer Event, then in

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addition to Propco, SCI and the Operating Subsidiaries making the Collateral Transfers to the Mortgage Lenders, SCI and the Operating Subsidiaries shall transfer (the “Prior MLCA Transfers”) assets and grant licenses to Propco as provided in and subject to the terms and conditions of the Prior MLCA.   For avoidance of doubt, on the conclusion of the Transition Period, Propco shall in every event be entitled to receive either the Collateral Transfers and the IP-IT Transfers, if a Transfer Event has occurred, or the Collateral Transfers and the Prior MLCA Transfers as provided in and subject to the terms and conditions of the Prior MLCA, if no Transfer Event has occurred.

(iv)          Definition of Transfer Event.  As used in this Paragraph M, “Transfer Event” means:

(1)           a person other than the proposed purchaser under the Joint Plan is selected by SCI as the successful bidder in accordance with the bid procedures approved by the Bankruptcy Court for SCI assets; or

(2)           the Prepetition Lender voting class under the Joint Plan does not accept the Joint Plan and such Joint Plan is not confirmed pursuant to section 1129(b) of the Bankruptcy Code; or

(3)           (i) the Joint Plan is not confirmed, and (ii) any Prepetition Lender that is party to that certain Restructuring Support Agreement dated as of April 16, 2010 (as amended, supplemented or otherwise modified) with SCI breaches a material obligation under such agreement and such breach is the primary cause of the Bankruptcy Court not entering an order approving (a) this Compromise, (b) the bidding procedures for SCI assets being proposed concurrently herewith, (c) the Debtors’ motion to extend exclusivity or (d) confirmation of the Joint Plan.

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(v)           General Provisions applicable to Collateral Transfers, IP-IT Transfers and Prior MLCA Transfers.  (a) PropCo shall not have any obligation to purchase any such property, (b) any such unencumbered inventory or equipment owned by SCI or any SCI subsidiary other than an Operating Subsidiary that is stored at, but is not in use and not contemplated by SCI to be used by, a Leased Hotel shall not be included in such sale, (c) inventory or equipment which is expected to be used and/or consumed within the Interim License Period described in paragraph O below and any prepaid goods, services or premiums that are not exclusively for the benefit of the Leased Hotels, shall in each case be excluded from such sale, and (d) all asset sales, assignments, and licensings by SCI or any debtor subsidiary contemplated hereunder, under Annex 1 in the event of an IP-IT Transfer or under the Prior MLCA in the event of a Prior MLCA Transfer (1) shall be made free and clear of all liens pursuant to Section 363 or 1129 of the Bankruptcy Code, as applicable, with any liens of the Prepetition Agent on the sold assets attaching to the cash consideration specified in Annex 1, and (2) shall not require further approval of the Bankruptcy Court, except to the extent that the Prior MLCA requires further order in the event that the Prior MLCA Transfers occur pursuant to paragraph M(iii).

(vi)          Method of Completion of IP-IT Transfers by Non-Debtor Subsidiaries.  All asset sales by any non-debtor subsidiary contemplated hereunder or under Annex 1 may be accomplished by (x) agreement with the applicable non-debtor subsidiaries with the approval of the requisite level of Prepetition Lenders (including facilitating amendments to the SCI Loan Agreement as required, if any), (y) the Prepetition Agent conducting a private foreclosure sale to PropCo of such assets pursuant to Uniform Commercial Code Section 9-610, in partial satisfaction of the claims of the Prepetition Lenders, for the cash consideration specified in clause M(vii) below (and, as such, such asset sales shall be free of

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any lien securing the obligations under the SCI Loan Agreement), or (z) any other method of sale of such assets to Propco free and clear of all liens, claims and encumbrances, with any liens of the Prepetition Agent attaching to the cash consideration specified in clause M(viii) below, permissible under applicable law and/or court order.

(vii)         Definitive Documentation.  Documentation for such licenses and asset transfers shall be consistent with this Compromise, Annex 1 in respect of IP-IT Transfers or the Prior MLCA in respect of Prior MLCA Transfers, and otherwise in form and content customary for transactions of this nature, and in particular shall be without recourse to, representation or warranty, express or implied by, and without indemnification from, SCI or its subsidiaries, the Prepetition Agent or the other Prepetition Lenders and any other person holding obligations secured by the liens granted to the Prepetition Agent.

(viii)        Consideration for IP-IT Transfers.  Under an IP-IT Transfer, PropCo shall acquire all cash on premises at the Leased Hotels and the Wild Wild West at par.  Total additional net cash consideration for all other asset transfers described in Annex 1 shall be equal to $35 million, subject to a true-up adjustment as described on Annex 1; provided that if SCI and the Operating Subsidiaries are unable to transfer any assets described in Annex 1 free and clear of all liens of the Prepetition Agent and the Prepetition Lenders, PropCo shall be entitled to offset against the $35 million aggregate purchase price the portion of such $35 million which is attributable to the asset(s) that cannot be transferred. PropCo, the Mortgage Lenders and the OpCo Required Lenders shall negotiate in good faith to determine the portion of such $35 million aggregate purchase price that is attributable to such assets that cannot be transferred free and clear of all liens of the Prepetition Agent and the Prepetition Lenders; if they cannot agree in thirty (30) days, a mutually acceptable, independent, recognized valuation firm shall be

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selected to make such determination.  PropCo and OpCo shall enter into the engagement letter with such firm and shall share obligations thereunder equally.  If the parties cannot mutually agree upon a valuation firm, the Bankruptcy Court shall determine the amount of the offset against the $35 million which is attributable to the asset(s) that cannot be transferred free and clear of all liens of the Prepetition Agent and Prepetition Lenders.  All consideration received by SCI on account of an IP-IT Transfer shall be subject to the perfected prepetition liens of the Prepetition Agent.

(ix)           Consideration for Prior MLCA Transfers .  Under a Prior MLCA Transfer, consideration will be determined pursuant to the procedures set forth in the Prior MLCA.  All consideration received by SCI on account of a Prior MLCA Transfer shall be subject to the perfected prepetition liens of the Prepetition Agent.

(x)            Disposition of Cash Consideration for an IP-IT Transfer or a Prior MLCA Transfer.

(1)           Proceeds of IP-IT Transfer or Prior MLCA Transfer under a Joint Plan to Remain in the SCI Estate.  In the event that (x) any person or group of persons other than the “Stalking Horse Bidder” is selected as the ultimate “Successful Bidder” pursuant to (and as each such term is defined in) the Bankruptcy Court approved bid procedures for SCI (the “Bid Procedures”),  and (y) an IP-IT Transfer or Prior MLCA Transfer occurs, as applicable, then SCI shall deposit all cash consideration received by it on account of such IP-IT Transfer or Prior MLCA Transfer into a segregated bank account of SCI that is subject to a perfected lien in favor of the Prepetition Agent immediately upon receipt thereof from Propco and the proceeds therein shall not be used for any purpose without the prior consent of the Prepetition Agent.

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(2)                                Proceeds of an IP-IT Transfer or Prior MLCA Transfer Made Other Than Under a Joint Plan to be Paid to Prepetition Agent.  In the event of an IP-IT Transfer or a Prior MLCA Transfer that occurs other than in connection with the effective date of a Joint Plan, then SCI shall, immediately upon receipt thereof from Propco, deliver all cash consideration received by it on account of the IP-IT Transfer or Prior MLCA Transfer to the Prepetition Agent as a permanent and indefeasible payment of the obligations outstanding under the SCI Loan Agreement.

(xi)                              Texas Put Condition.  If the Joint Plan is confirmed and becomes effective, then the landlord under the ground lease for Texas Station Gambling Hall and Hotel (“Texas Station”, and such lease the “Texas Station Lease”) will agree in a legal, binding and enforceable writing satisfactory to the “Required Consenting Lenders” under the restructuring support agreement entered into by SCI and certain of the Prepetition Lenders to the permanent extinguishment of the landlord’s put right under the Texas Station Lease upon any change of control.  The landlord under the Texas Station Lease will agree in a legal, binding and enforceable writing satisfactory to the “Required Consenting Lenders” that if a person other than the Stalking Horse Bidder is selected as the Successful Bidder pursuant to the Bid Procedures, the price for the settlement of the landlord’s put right under the Texas Station Lease (and the buyout of the Texas Station Lease) will be $75 million, payable at closing of the sale of SCI and/or its applicable assets to the Successful Bidder.  The landlord under the Texas Station Lease will agree in a legal, binding and enforceable writing satisfactory to the “Required Consenting Lenders” that if (i) the Joint Plan is not confirmed, (ii) a person other than New OpCo is not selected as the Successful Bidder and (iii) the IP-IT Transfers occur, the price for the settlement of the landlord’s put right under the Texas Station Lease (and the buyout of the Texas Station Lease) will be $75

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million and shall not be required to be paid until the earlier of (i) the sale of SCI and/or its applicable assets to any other purchaser that would result in a “change of control” under the Texas Station Lease and (ii) the first anniversary of the consummation of the IP-IT Asset Transfer.

N.                                    Operating Covenants to Continue During Transition.  SCI and each of the Operating Subsidiaries hereby agree that, from and after the date of this Compromise until PropCo, or its Designee, has taken title to any SCI Lease Collateral, Operating Subsidiaries Lease Collateral or any other tangible personal property used exclusively at the Leased Hotels that is to be transferred or sold to PropCo or its Designee pursuant to paragraph M, (collectively, the “Operating Assets”) shall be substantially the same asset type, value and use, as the assets that had been located at the Leased Hotels prior to the date of this Compromise, and that they will not remove any Operating Assets from the Leased Hotels, other than to replace worn, obsolete, damaged or defective Operating Assets with suitable replacements therefor in the ordinary course of business, and will observe (subject at all times to reimbursement of cash expenses as provided in this Compromise) all covenants under the Master Lease with respect to the maintenance, care and preservation of the SCI Lease Collateral, the Operating Subsidiaries Lease Collateral and the Operating Assets.  SCI and each of the Operating Subsidiaries hereby further agree that, from and after the first day of the Initial Transition Service Period until the date that PropCo or a Designee has taken title to the SCI Lease Collateral and Operating Subsidiaries Lease Collateral pursuant to paragraph M, by foreclosure or otherwise and a licensed operator is managing the Leased Hotels in accordance with applicable gaming regulations, PropCo and its Designees shall have an exclusive license, in accordance with applicable gaming laws and regulations, to use the SCI Lease Collateral or Operating Subsidiaries Lease Collateral, at no cost and expense to PropCo, and without any license fee to SCI, in the operation of the Leased Hotels.

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O.                                    Intellectual Property Matters.  The Parties acknowledge that there may be SCI Lease Collateral and Operating Subsidiaries Lease Collateral that contains the word “Station” or the phrase “Station Casinos” (the “Station Marks”).  Except as otherwise provided in Annex 1 and unless otherwise subsequently agreed to by the Parties, (i) PropCo is not being transferred any ownership interests in the Station Marks but only a temporary license to use such Station Marks and (ii) PropCo agrees to discontinue the use of the name “Station” or “Station Casinos” at the conclusion of the Interim License Period (as defined below) pursuant to the time frames and otherwise as provided in Annex 1.  SCI acknowledges that the Station Marks and other non-exclusive marks not transferred to PropCo or its Designee may be temporarily used in respect of the Leased Hotels for a period (the “Interim License Period”) commencing at the onset of the Transition Period and continuing until the later of (i) the date on which SCI is no longer providing Transition Services under this Compromise and (ii) the date of termination for such license set forth in Annex 1 to this Compromise.  In connection with such limited use, SCI hereby grants to each of PropCo and its Designees a non-transferable, temporary, irrevocable, royalty-free and non-exclusive license (and PropCo acknowledges such temporary use and such temporary license) to use the Station Marks and other non-exclusive marks described in Annex 1, which license, (i) shall concurrently terminate upon expiration of permission to use the Station Marks and other non-exclusive marks as provided in Annex 1,  (ii) shall not confer upon PropCo or its Designee any other or additional rights or interests in such Station Marks or other non-exclusive marks and (iii) shall be subject to reasonable quality control provisions consistent with SCI’s current standards.  PropCo acknowledges that, except for the foregoing license to use Station Marks and other non-exclusive marks provided herein, the sale to PropCo or its Designee pursuant to this Compromise of such goods as SCI Lease Collateral and Operating Subsidiaries Lease Collateral or otherwise that incorporate any Station Marks or non-exclusive marks shall not transfer to PropCo or its Designee any rights in the Station Marks or non-exclusive marks so incorporated, or otherwise.  The Parties acknowledge that PropCo is not licensing back to SCI or SCI’s other affiliates any rights to use any of the exclusive marks to be transferred to PropCo

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pursuant to Annex 1, and SCI covenants, notwithstanding any retention of ownership of the Station Marks, from and after the conclusion of the Transition Period, SCI will not use, and not allow its other subsidiaries and affiliates, to use the names “Red Rock,” “Sunset”, “Palace” and/or “Boulder” as an enterprise brand or trademark or trade name in connection with the operation of any casinos or similar operations, except as otherwise permitted on Annex 1.  The Parties further acknowledge that some of the trademarks and other intellectual property to be sold to PropCo or its Designees hereunder may currently be subject to a lien in favor of the Prepetition Lenders.  Each of the Parties hereto shall cooperate and use commercially reasonable efforts to obtain all Bankruptcy Court orders and approvals with respect to any such sale and SCI agrees not to oppose any motions to approve such sale except on the grounds that such proposed sale is inconsistent with the terms set forth in this Compromise.

P.                                      De-Branding Property After The Transition Period:  Upon the termination of the Transition Period, PropCo and its Designees shall cease using the Station Marks and other marks as contemplated and within the time periods described in Annex 1.  PropCo may continue to use, on a royalty free basis, any non-exclusive marks set forth on Annex 1 hereto (the “Secondary Marks”), in each case to the extent that such Secondary Marks are currently used at the Leased Hotels, and shall not be required, prior to the time provided therefor in Annex, 1 to remove such Secondary Marks from any signage, equipment, inventory or other tangible personal property that is transferred to PropCo in accordance with the terms of this Compromise unless such tangible personal property is replaced sooner, in which event the replacement property will no longer use any such Secondary Mark.  It is expressly understood that, prior to the deadline in Annex 1 for replacement of such property, subject to normal maintenance, which will be carried out by PropCo on any property bearing a Station Mark, neither PropCo nor its Designees shall be required to remove such Station Marks from any equipment, inventory or other tangible personal property not consisting solely of exterior or interior signage, including any SCI Lease Collateral or Operating Subsidiaries Lease Collateral, to be transferred to PropCo or such Designees under this Compromise.  To facilitate compliance with the time periods set

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forth in this paragraph P without diminishing the benefit of the license set forth in paragraph N, SCI and the Operating Subsidiaries agree that all tangible personal property being used pursuant to paragraph N may be modified by PropCo as necessary to comply with the requirements of this paragraph P.

Q.                                    Excluded Property:  Except to the extent required in order for SCI to perform its agreement under this Compromise to provide Transition Services to PropCo and its Designees (including its obligation to provide Transaction Data) and to provide information to successor managers to facilitate transition as described above) except as specified in Annex 1, neither SCI nor any of the Operating Subsidiaries shall be required to, directly or indirectly, provide to PropCo or its Designees any information, data or inspection of any of the following: operating practices of properties other than the Leased Hotels; trade secrets (excluding the database for Primary Customers and other Transaction Data as provided in this Compromise); or other competitive information not used in or otherwise necessary to the day-to-day operation of the Leased Hotels.  Except to the extent (i) required in order for SCI to perform its agreement under this Compromise to provide Transition Services to PropCo and its Designees or (ii) expressly provided in paragraphs K through P or Annex 1, neither PropCo nor its Designees shall have any use of or rights in any trademarks (including without limitation any Station Marks), customer lists, other intellectual property or reservation services used in connection with the Leased Hotels, all of which shall remain the sole property of SCI.  PropCo agrees that, except as provided in Annex 1, neither SCI’s obligations under paragraphs K through P nor SCI’s obligations to provide Transition Services creates in favor of PropCo any rights in, and PropCo shall not at any time have any rights in, use of or access to “Boarding Pass”, any other customer affinity programs operated by SCI, any brand wide promotions operated by SCI, any brand wide progressive games operated by SCI, any other promotion or system that is used commonly by other hotels and casinos operated by SCI.

R.                                     PropCo to Cover All Expenses of Operation and Ownership While Transition Services Are Performed / No Additional Compensation For SCI During Initial

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Transition Services Period (Breakeven For SCI):  At all times during the Transition Period, SCI and the Operating Subsidiaries shall be deemed to be operating the Leased Hotels on behalf of PropCo in the nature of a manager, and therefore all costs and expenses advanced, accrued or suffered by SCI or the Operating Subsidiaries of any kind or description whatsoever arising from or relating to owning and operating the Leased Hotels and the associated real property and improvements, providing the transition services contemplated hereby or otherwise, including without limitation, mortgage interest, expenses related to the Mortgage Loan and all Operating Costs (as defined on Appendix 1 hereto) of the Leased Hotels, shall be for the sole account of PropCo.  From and after rejection of the Master Lease (which for purposes of this paragraph R will be deemed to have occurred if Reduced Rent is not paid when due), SCI shall, or shall cause the Operating Subsidiaries to, continue to remit to PropCo on a monthly basis an amount equal to the sum of Reduced Rent (less any management fees) and True Up Payments that would otherwise be owing had the Transition Period not commenced in order to compensate SCI for such Operating Costs.  SCI and the Operating Subsidiaries acknowledge that after rejection of the Master Lease, SCI and the Operating Subsidiaries are receiving the gross cash proceeds generated from operation of the Leased Hotels (such proceeds, net of expenses incurred by SCI in the operation of the Leased Hotels and other amounts, including any management fees, payable to SCI hereunder, the “Excess Cash Flow”), solely in an agency capacity for the benefit of PropCo, and that SCI and the Operating Subsidiaries shall have no ownership or other interest in the amount of such Excess Cash Flow, which excess shall constitute property of PropCo’s bankruptcy estate and not property of the Operating Subsidiaries or the SCI bankruptcy estate.  To the extent that True Up Payments during the Transition Period are due and payable to SCI at any time during the Transition Period, then PropCo shall pay such True Up Payments that are so due and payable within ten (10) business days after presentation of an invoice by SCI, and such payments shall be deemed a permitted use of PropCo’s cash collateral under the PropCo Cash Collateral Stipulation.

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S.                                      Extended Transition Service Amount After Initial Transition Service Period (Payment Of Management Fee After Initial Transition Service Period):

(i)                                   Extended Transition.  PropCo with the consent of the Mortgage Lenders, or the Mortgage Lenders on its behalf, may request a ninety (90) day (or shorter) extension of the Initial Transition Service Period (such period, the “Extended Transition Service Period”), during which period SCI shall continue to be obligated to provide Transition Services as provided herein, provided that any such request shall be made in writing to SCI (with a copy to the Prepetition Agent) not less than ten (10) business days prior to the end of the Initial Transition Service Period.

(ii)                                Obligation to Pay Management Fees if a Propco/Fertitta Gaming Bid for SCI is Not Selected as the Winning Bidder or Terminates the Acquisition after Being Selected as the Winning Bidder.  If (a) the Mortgage Lender/Fertitta Gaming bid for the assets of SCI is not selected by SCI as the winning bidder, beginning as of the date of notice to the Bankruptcy Court of selection of a different winning bidder, or (b) the Mortgage Lender/Fertitta Group bid for the assets of SCI is selected as the winning bidder and then the acquisition agreement is subsequently terminated for any reason, beginning as of the date of termination of the acquisition agreement for such accepted bid, then, upon the occurrence of either (a) or (b) and regardless of whether the Initial Transition Service Period has commenced or been extended, Propco shall begin to accrue, as consideration for SCI providing Transition Services during the Initial Transition Service Period and thereafter during the Extended Transition Service Period (such subsequent Transition Services, the “Extended Transition Services”), for each calendar month or partial calendar month during which SCI is providing Transition Services, an amount that is equal to the sum of both (x) two percent (2%) of aggregate gross

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revenue, to be computed in the manner set forth in Exhibit D, of the Leased Hotels and (y) five percent (5%) of EBITDAR of the Leased Hotels (calculated in the same manner used to calculate Reduced Rent but as reduced by the management fee payable under clause (x) above) in each case during such full or partial calendar month (the sum of both (x) and (y), being the “Extended Transition Service Amount”; and all such amounts to constitute an administrative claim in PropCo’s bankruptcy case pursuant to section 503(b) of the Bankruptcy Code).  For the avoidance of doubt, such fee is in excess of all expenses included in the calculation of EBITDAR which SCI is entitled to retain as reimbursement for its services.  For each calendar month or partial calendar month during which SCI is providing Extended Transition Services (the “Billing Period”), the applicable EBITDAR of the Leased Hotels shall be the aggregate EBITDAR amount computed by SCI for the Leased Hotels for the full calendar month immediately preceding the first day of the applicable Billing Period, provided that (i) the Extended Transition Service Amount shall only be earned if active management services for the Leased Hotels are being provided by SCI or the Operating Subsidiaries and such Extended Transition Service Amount shall not be tied to the continuous obligations that may be continuing under this Compromise after termination of active management services and (ii) in the case of any partial month during which SCI is providing Extended Transition Services, the Extended Transition Services Amount shall be pro-rated based on the actual number of days when services were provided during such month divided by thirty (30).  For the avoidance of doubt, the services provided under the Extended Transition Services Period shall mirror those provided in the Initial Transition Services Period.

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T.                                     Further Extension of the Extended Transition Service Period; Payment For Transition Services:

(i)                                   Provided that PropCo has performed all of its obligations under this Compromise, PropCo with the consent of the Mortgage Lenders or the Mortgage Lenders on its behalf may request one thirty (30) day extension of the Extended Transition Service Period (i.e. for a potential total of one hundred twenty (120) days of Transition Services beyond the Initial Transition Service Period ) or such longer period as may be ordered by the Court after notice and hearing in order to avoid any shutdown of operations), and SCI shall be obligated to continue providing Transition Services during such extended period; provided, that if PropCo or its Designees certifies in writing that an additional extension is required in order to satisfy any regulatory requirements necessary for the operation of the Leased Hotels and that failure to satisfy such requirements has not been due to negligence on the part of PropCo or its Designees, then PropCo or such Designee may request the Extended Transition Service Period to be further extended for a period of up to an additional ninety (90) days for a potential total of two hundred ten (210) days of Transition Services beyond the Initial Transition Service Period (or longer if ordered by the Court after notice and hearing as described above in order to avoid any shutdown of operations).  Any such request shall be made in writing to SCI (with a copy to the Prepetition Agent) not less than ten (10) business days prior to the end of the Extended Transition Service Period;

(ii)                                During the Extended Transition Service Period PropCo shall pay the Extended Transition Service Amount within five (5) business days after being invoiced by SCI therefor and such amount shall constitute an administrative claim in PropCo’s bankruptcy case pursuant to section 503(b) of the Bankruptcy Code until paid in cash; and

(iii)                             If PropCo requests an extension of the Extended Transition Service Period and as a result thereof the Transition Period continues for more than 180 days after the

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entry of the order confirming a plan of reorganization for PropCo, then PropCo shall, in addition to paying the continued Extended Transition Service Amount for such extended period, pay to SCI a fee of $1 million payable on such 180th day.

For the avoidance of doubt, the services provided under the Further Extension of the Extended Services Period referenced in this paragraph T shall mirror those provided in the Initial Transition Services Period and the compensation shall be the same as in the Extended Services Period (the Initial Transition Service Period and, to the extent implemented, the Extended Transition Service Period and the Further Extension of the Extended Transition Service Period referenced in this paragraph T shall be referred to in this Compromise as the “Transition Period”).

U.                                    Relief From Stay:  The automatic stay or any other stay or injunction arising from the Bankruptcy Cases in place and potentially preventing PropCo, SCI, the Mortgage Lenders or their Designees from performing any and all provisions of this Compromise (including but not limited to enforcing obligations to perform under this Compromise and taking such other actions as are reasonably necessary in order to effect the uninterrupted operations of the Leased Hotels and transition to a replacement operator following rejection ) shall be lifted, withdrawn and released.  This provision is for the benefit of PropCo, SCI, the Mortgage Lenders and their Designees individually and exclusively, and shall not modify any such stay or injunction as may otherwise be applicable to any other party or any successor or assign of any such party without the prior written consent of the Party against whom such stay or injunction is proposed to be modified.

V.                                     Further Extension of Time to Assume or Reject Lease:  The Parties agree that time to assume or reject the Master Lease is further extended to the earlier of: (i) effective date of the Consensual Plan or (ii) the date of the occurrence of a “Transition Event” (as defined on Exhibit C) and the motion to approve this Compromise shall also seek approval of such further extension of time to assume or reject as a component of the requested relief.

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W.                                Commercially Reasonable Efforts/Bankruptcy Court Approval:  The Parties shall use their commercially reasonable efforts to achieve and accomplish the terms of this Compromise.  The Parties agree that this Compromise is binding and final when executed (subject to Bankruptcy Court approval), and once approved shall not be modified in any way by the confirmation or denial of confirmation of the Consensual Plan or any subsequent plan, without the express written consent of the Parties and the Mortgage Lenders.  This Compromise is subject to Bankruptcy Court approval pursuant to Bankruptcy Rule 9019 and the Parties intend to obtain Bankruptcy Court approval hereof by no later than [May 28, 2010].  This Compromise shall become effective immediately upon the entry of an order by the Bankruptcy Court approving the terms of this Compromise (the “Approval Order”) and, absent the granting of a stay pending appeal with respect to the Approval Order by a court of competent jurisdiction pursuant to Federal Rule of Bankruptcy Procedure 8005, each of the Parties shall perform its respective obligations under this Compromise notwithstanding the filing of an appeal of the Approval Order.  If this Compromise is not approved by the Bankruptcy Court for whatever reason, this Compromise shall be null and void and of no force or effect, and shall not be admissible against any Party hereto for any purpose.

X.                                    Voluntary Compromise:  The Parties to this Compromise acknowledge and agree that each of them is entering into this Compromise freely and voluntarily and not acting under any misapprehension as to the effect hereof, and has acted and does hereby act freely and voluntarily and not under any coercion or duress.

Y.                                     No Mistake of Fact or Law:  In entering into this Compromise, each Party recognizes that no facts or representations are ever absolutely certain.  Accordingly, each Party assumes the risk of any mistake, and if it should subsequently discover that any understanding of the facts or of the law was incorrect, each Party understands and expressly agrees that it shall not be entitled to set aside this Compromise by reason thereof, regardless of any mistake of fact or law.

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Z.                                     Further Proceedings in Respect of Master Lease:  The Parties acknowledge that nothing set forth herein is intended to limit the relief that the Bankruptcy Court may order in connection with any action or claim that may be brought to recharacterize the Master Lease.

AA.                         Treatment of Administrative Claims:  Administrative claims, if any, arising in connection with this Compromise and owed by PropCo to SCI or its Operating Subsidiaries shall be paid by PropCo in accordance with the terms hereof and in any event no later than the earlier of (x) the termination of exclusivity for PropCo or any of the Other CMBS Debtors (as defined in the PropCo Cash Collateral Stipulation), (y) the entry of an order confirming a plan of reorganization or liquidation for PropCo or any of the Other CMBS Debtors and (z) the filing of a motion by the Mortgage Lenders or any other creditor of the Other CMBS Debtors seeking relief from the automatic stay.  Administrative claims, if any, arising in connection with this Compromise and owed by SCI to PropCo shall be paid by SCI in accordance with the terms hereof and in any event no later than the earlier of (a) the termination of exclusivity for SCI, FCP Holding, Inc., FCP Voteco, LLC or Fertitta Partners, LLC, (b) the entry of an order confirming a plan of reorganization or liquidation for SCI, FCP Holding, Inc., FCP Voteco, LLC or Fertitta Partners, LLC and (c) the filing of a motion by the Prepetition Agent or Prepetition Lenders or any other creditor of SCI seeking relief from the automatic stay.

BB.                             Transition Period Hold Harmless:  PropCo agrees that it will hold SCI and the Operating Subsidiaries harmless with respect to any claims or causes of action of a third party that may be asserted against PropCo by any third party that is judicially determined to have arisen as a result of a PropCo or PropCo designee action or inaction occurring during the Transition Period.

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CC.                             Miscellaneous Reservation:  Notwithstanding anything to the contrary set forth herein, any party in interest in these Bankruptcy Cases may assert against either Debtor any claim that such party in interest may have as a proximate result of the assertion by a non-debtor counter party to any executory contract or unexpired lease of a claim for damages against either Party hereto that arises as a result of the operation of this Agreement or rejection of the Master Lease and/or the License Agreement.  Notwithstanding anything to the contrary herein, all issues and objections of a party in interest that may arise as to the allocation among the Debtors’ estates of costs and expenses associated with the redemption of and reissuance or rebranding of chips, wagers, and tokens, are hereby reserved.  Nothing in this paragraph CC itself creates any rights or claim in favor of any party in interest.

DD.                           Mutual Representations and Warranties:  The Parties hereby represent and warrant to each other the following, each of which is a continuing representation and warranty:

(a)                                  This Compromise is a valid and binding obligation of the Parties, enforceable against each of them in accordance with its terms;

(b)                                 Except as otherwise expressly provided in this Compromise, no consent or approval (other than required gaming approvals) is required by any other person or entity in order for the Parties to carry out the provisions of this Compromise, and each of the Parties has obtained all necessary corporate and other approval to enter into and perform the obligations under this Compromise.  In addition, each person signing this Compromise warrants that he or she is legally competent and authorized to execute this Compromise on behalf of the Party whose name is subscribed at or above such person’s signature;

(c)                                  Each of the Parties hereto has received independent legal advice from attorneys of its choice with respect to the advisability of making the agreements provided herein and with respect to the advisability of executing this Compromise, and prior to the execution of this Compromise by the Parties hereto, their attorneys reviewed this Compromise with them and have made all desired changes;

(d)                                 Except as otherwise expressly stated in this Compromise, the Parties have not made any statement or representation to each other regarding any facts relied upon by them in entering into this Compromise, and each of them specifically does not rely upon any statement, representation, or promise of the other party hereto or any other person in entering into this Compromise, except as expressly stated in this Compromise.  Each Party has relied upon its own investigation and analysis of the facts and not on any statement or representation made by any other party in choosing to enter into this Compromise and the transactions contemplated herein; and

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(e)                                  The Parties hereto and their respective attorneys have made such investigation of the facts pertaining to this Compromise and all of the matters pertaining thereto, as they deem necessary.

EE.                               Transition Support for the Opco Purchaser in the Absence of a Joint Plan:  If no Joint Plan is confirmed, SCI and PropCo (i) shall use commercially reasonable efforts to effectuate the transactions contemplated by this Compromise, including, without limitation, to encourage and facilitate the negotiation, documentation, and consummation of the sale of the SCI assets to the OpCo Purchaser, including, without limitation, by providing all information contemplated to be provided under this Compromise to complete due diligence, including confirmatory legal and accounting due diligence, to consummate the acquisition of the SCI assets, provided that unless otherwise ordered by the Bankruptcy Court, neither SCI nor Propco shall be obligated to provide information that in the opinion of the Company’s outside counsel, would violate applicable law, including, but not limited to, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and other applicable antitrust laws, (ii) shall not act (or omit to act) in a manner inconsistent with the foregoing and (iii) shall take all steps and/or other actions that are necessary or appropriate to achieve an orderly and business like transition of the SCI assets to the OpCo Purchaser, including, without limitation, reasonable cooperation with OpCo Purchaser so as to enable OpCo Purchaser to timely acquire an IT system that adequately replicates the capacity and functions of the IT systems to be retained by PropCo as part of Excluded Assets (it being understood that OpCo Purchaser shall reasonably determine the specifications, etc. of the IT system actually acquired with reference to the specifications and capacity of the system being replaced), including reasonable collaboration with respect to diligence on existing systems, data transfer, testing, acceptance.  It is agreed that neither Propco nor SCI shall incur any liability to Opco Purchaser as a result of such cooperation and coordination.

FF.                               No Admission Against Interest:  Nothing contained in this Compromise or negotiations and communications leading up to it shall be construed as admissions against the interest of any of the Parties hereto.  Except to enforce this Compromise, the terms of this

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Compromise, including, without limitation, the recitals and representations made by any Party shall have no force or effect and will not be binding upon, enforceable against, or deemed an admission or acknowledgment of any fact by any Party.  This Compromise shall not be admissible as evidence in any action or proceeding except to enforce this Compromise or to carry out the actions contemplated herein.

GG.                             Miscellaneous:

(a)                                  Except as provided herein, all covenants, warranties, representations, and indemnities made by the Parties to one another pursuant to this Compromise shall be and remain in full force and effect upon this Compromise becoming effective.

(b)                                 The Parties agree to execute and deliver such other instruments and perform such acts, in addition to the matters herein specified, as may be appropriate or reasonably necessary, from time to time, in form and substance satisfactory to the Parties and the Mortgage Lenders, to effectuate the agreements and understandings of the Parties, whether the same occur before or after the date of this Compromise.

(c)                                  This Compromise is the entire Compromise between the Parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, whether oral or written, between the Parties hereto with respect thereto.  In addition, this Compromise may not be modified or amended, nor any of its provisions waived, except by an instrument in writing, signed by the Parties.

(d)                                 This Compromise shall inure to the benefit of and shall be binding upon the successors and assigns of each of the Parties hereto, including without limitation, any committee, trustee or examiner with extended powers that is subsequently appointed in a Bankruptcy Case of either or both of the Parties, and in particular no successor or assign of either Party may object to or otherwise collaterally attack the relief provided to the Parties hereunder under any theory and in particular may not object to, withdraw or modify any claim allowed or limited herein or any waiver herein granted by either Party.  The Mortgage Lenders shall be third-party beneficiaries of this Compromise and shall be entitled to enforce this Compromise directly against SCI and the Operating Subsidiaries as if a party hereto, and this Compromise may not be amended, modified or otherwise extended without the prior written consent of the Mortgage Lenders.

(e)                                  The headings of all sections of this Compromise are inserted solely for the convenience of reference and are not a part of and are not intended to govern, limit, or aid in the construction or interpretation of any term or provision hereof.

(f)                                    To the extent that performance is to be governed by time, time shall be deemed to be of the essence hereof.

(g)                                 This Compromise is to be governed by and construed in accordance with federal bankruptcy law, to the extent applicable, and where state law is implicated, the

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laws of the State of California shall govern.  The Bankruptcy Court shall retain jurisdiction to enforce the provisions of this Compromise.

(h)                                 This Compromise may be executed and delivered in any number of counterparts, each of which, when executed and delivered, shall be deemed an original, and all of which together shall constitute the same Agreement.  This Compromise may also be executed by facsimile or electronic signature followed by delivery of the original executed Agreement.

(i)                                     This Compromise is the product of negotiations of the Parties, and in the enforcement or interpretation hereof, is to be interpreted in a neutral manner, and any presumption with regard to interpretation for or against any Party by reason of that Party having drafted or caused to be drafted this Compromise, or any portion hereof, shall not be effective in regard to the interpretation hereof.

(j)                                     In the event that it becomes necessary for any party to this Compromise to take any action to interpret or enforce this Compromise, or any of its terms, and any Party thereafter incurs costs (including reasonable attorneys’ fees) as a result thereof, the prevailing Party in such dispute shall be entitled, in addition to any judgment or award, to an award for all costs incurred (including reasonable attorneys’ fees).  The prevailing Party shall further be entitled to an award of reasonable attorneys’ fees and related costs in connection with enforcement of any judgment, including enforcement following any appeal.

(k)                                  The Parties recognize that in the event any party fails to perform, observe or discharge any of its obligations or liabilities under this Compromise, any remedy of law may prove to be inadequate relief to the non-defaulting party and therefore such non-defaulting party, if it so determines and requests, shall, to the extent permitted by applicable law, be entitled to injunctive relief in any proceeding to enforce this Compromise without the necessity of proving actual damages.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

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EXECUTION VERSION

IN WITNESS WHEREOF, the Parties have executed this Compromise as of the day and year first above written.

STATION CASINOS, INC.,
a Nevada Corporation,
as Debtor and Debtor In Possession

By:
	Name:	Thomas M. Friel
	Title:	Executive Vice President, Chief Accounting Officer and Treasurer

FCP PROPCO, LLC,
a Delaware limited liability company,
as Debtor and Debtor In Possession

By:
	Name:	Richard J. Haskins
	Title:	Authorized Signatory

OPERATING SUBSIDIARIES:

BOULDER STATION, INC.
CHARLESTON STATION, LLC
PALACE STATION HOTEL & CASINO, INC.
SUNSET STATION, INC.

By:
Name:	Thomas M. Friel
Title:	Senior Vice President and Treasurer

OTHER SUBSIDIARIES HOLDING INTERESTS IN
ASSETS TO BE TRANSFERRED WHO EXECUTE AS TO PARAGRAPH M AND ANNEX 1 ONLY

FIESTA STATION, INC.
GOLD RUSH STATION, LLC
LAKE MEAD STATION, INC.
LML STATION, LLC
MAGIC STAR STATION, LLC
RANCHO STATION, LLC
SANTA FE STATION, INC.
TEXAS STATION, LLC
TROPICANA STATION, INC.

By:
Name:	Thomas M. Friel
Title:	Senior Vice President and Treasurer

APPENDIX 1

Operating Costs

“Operating Costs” means all costs and expenses of maintaining, conducting and supervising the operation of the Leased Hotels which are properly attributable to the period of determination, including without limitation:

(i)                                     the cost of sales of all food, beverages, other goods and services sold or consumed by the Leased Hotels and of all Operating Supplies and Operating Consumables, with the exception of the cost of food, beverages, services and other items sold or consumed by concessionaires and other third party vendors leasing space in the Leased Hotels;

(ii)                                  salaries, wages and other benefits of the personnel employed with respect to the Leased Hotels, including costs of payroll taxes and employee benefits, the salaries, wages, benefits, and expenses, including travel expenses, of third-party consultants;

(iii)                               the cost of all other materials, supplies, goods and services used in connection with the operation of the Leased Hotels including, without limitation, heat and utilities, trash removal, office supplies, security and all other services performed by third parties, telephone and data processing equipment and other equipment;

(iv)                              the cost of repairs to and maintenance of the Leased Hotels, to the extent not paid from the actual cash proceeds of any fire or casualty insurance after deducting necessary expenses in connection with the adjustment or collection of such proceeds;

(v)                                 insurance and bonding premiums with respect to the Leased Hotels, including, without limitation, property damage insurance, public liability insurance, workers’ compensation insurance, or insurance required by similar employee benefits acts and such business interruption or other insurance as may be provided for protection against claims, liabilities and losses incurred with respect to deductibles applicable to the foregoing types of insurance;

(vi)                              all taxes, assessments, water/sewer charges, and other fees and charges (other than federal, state or local income taxes and franchise taxes or the equivalent) payable by or assessed against the Leased Hotels with respect to the operation of the Leased Hotels;

(vii)                           legal, consulting, lobbying, political and charitable contributions, accounting and other fees for professionals for services related to the operation of the Leased Hotels;

(viii)                        all expenses for marketing the Leased Hotels, including all expenses of advertising, sales, promotion and public relations activities; and

(ix)                                all excise, sales, gross receipts, admission, entertainment, tourist or use taxes, gaming taxes and device fees, real estate taxes, ad valorem taxes, personal property taxes, utility taxes and other taxes (as those terms are defined by GAAP but excluding any federal, state or local income taxes, any franchise taxes or the equivalent thereof), assessments for public improvements, and municipal, county and state license and permit fees.

Operating Costs shall include PropCo’s Allocation of Shared Expenses.  The method of calculating Shared Expenses shall fairly distribute the costs of such services provided, however, that such allocation will not discriminate against the Leased Hotels as compared with the allocation of such expenses among other properties operated by SCI.  For example, subject to the prior sentence, Shared Expenses may include the costs incurred by SCI or its subsidiaries for direct salary and wages (including, without limitation, employer’s contributions under FICA, unemployment compensation or other employment taxes, and SCI’s regular pension fund contributions, worker’s compensation, group life, accident, health and other health insurance premiums, profit sharing, and retirement plans, disability and other similar benefits) paid to or accrued for the benefit of employees of SCI and its subsidiaries that are assigned to perform a function for the Leased Hotels that otherwise would be filled by an employee of, or third-party provider to, the Leased Hotels, prorated to the extent actually attributable to each such employee’s actual time incurred for the benefit of the Leased Hotels.

“Operating Consumables” means all food, beverages and other immediately consumable items utilized in operating the Leased Hotels, such as soap, cleaning materials, matches, stationary, brochures, folios, and other similar items.

“Operating Supplies” means all non-capital equipment necessary for the day-to-day operation of the Project, including but not limited to chips, tokens, uniforms, playing cards, glassware, linens, silverware, utensils and dishware.

“Shared Expenses” means SCI’s or its subsidiaries’ (as the case may be) allocated out-of-pocket costs (not including any mark-up or other profit margin) for shared employees and for shared services related to the Leased Hotels (examples of Shared Expenses and method for allocating the same are set forth on Appendix B).

APPENDIX B

Example of Shared Expenses

The following are examples of costs that are allocated between SCI’s subsidiaries that operate non-restricted gaming facilities (the “Hotel/Casinos”).

Room Reservations— Room Reservations is a centralized function that is accounted for at the SCI level.  This department books all rooms pre-sold at the Hotel/Casinos.  The costs incurred by Room Reservations relate to payroll, telephone service fees, and reservation fees paid for reservations booked by outside vendors.  These costs are allocated based on each Hotel/Casino’s share of total room inventory controlled by SCI’s subsidiaries.

Station Advertising— SCI’s in-house advertising department performs various advertising functions for the Hotel/Casinos, including the following, the costs of which are allocated as follows:

•                                          Media purchases — billed directly to the Hotel/Casino which required the purchase at one hundred percent (100%) of cost (Purchasing media in-house avoids paying a fifteen percent (15%) media commission to an outside advertising agency).

•                                          Multi-Hotel/Casino media — allocated based upon a formula (generally).

•                                          Public relations—allocated equally between all Hotel/Casinos.

•                                          Special promotions — system-wide (allocated on a formula dependent upon participation).

•                                          Special promotions — single Hotel/Casino; billed to that Hotel/Casino.

•                                          In-house production — publications for human resources, video production, commercials, sign animation, web-site, etc.  (allocated based upon the type of activity and the number of Hotel/Casinos participating).

•                                          General operations — allocated based on a total revenue formula.

Information Technology (IT) — SCI runs its IT group centrally, allowing for specialists (programmers, help-desk, system administrators, etc.) to perform services at all Hotel/Casinos. This centralization and allocation eliminates the need for each Hotel/Casino to hire specialists and purchase related equipment. Direct costs, such as maintenance or service agreements for on-property equipment, are billed directly to the applicable Hotel/Casinos.  Indirect costs (primarily payroll and related benefits costs) are allocated to the Hotel/Casinos based upon percentage of total revenue.

Central Mail — SCI processes all direct mail at a central location rather than outsourcing this function.  The capital and operating costs of this function are allocated to each Hotel/Casino based upon the actual volume of mailings performed for that Hotel/Casino.

Food & Beverage Management — In order to ensure that the food and beverage operations at each of the Hotel/Casinos remains at the highest level of quality and consistency, SCI has centralized the supervision of food and beverage activities.  This function is allocated based on food and beverage revenue for each of the Hotel/Casinos.  The costs allocated are primarily payroll and related benefit costs, as well as travel and entertainment, general supplies, and some consulting expenses.

Relationship Marketing — SCI operates its relationship marketing (database marketing) function centrally and allocates all costs equally between the Hotel/Casinos.  The costs allocated are primarily payroll and related benefit costs as well as travel and entertainment expenses.

Bank Charges — SCI manages banking relationships centrally and bills each Hotel/Casino for direct charges generated by that Hotel/Casino.  These costs are specifically identifiable to the Hotel/Casino and relate to the transaction charges, primarily generated in the cage.  No payroll is allocated for this item.  Transactions include check cashing, purchasing and depositing currency, armored car services, etc.

Sports Book — SCI manages its race and sports book operations centrally and allocates costs equally to each Hotel/Casino for the personnel required to administer this function.  The costs allocated are primarily payroll and related benefit costs.

Payroll Department — SCI processes all Nevada payroll from a central location and allocates the costs related to this function based on the number of employees at each Hotel/Casino.  The costs allocated are primarily payroll and related benefits costs.

EXHIBIT B

CONFIDENTIALITY TERMS FOR REPLACEMENT MANAGERS

Station Casinos, Inc.

1505 South Pavilion Center Drive

Las Vegas, Nevada  89135

Attention:  General Counsel

RE:                              Confidentiality

Ladies and Gentlemen:

As you are aware, German American Capital Corporation (“GACC”) and JPMorgan Chase Bank, N.A. (“JPMC”; and, together with GACC, collectively, the “Lenders”), are holders of indebtedness (the “Loan”) made to certain affiliates of Station Casinos, Inc. (“Station”; Station and its affiliates are collectively referred to herein as “Station Affiliates”) which is secured by, inter alia, a first deed of trust lien on the hotel casino properties commonly known as Red Rock, Boulder Station, Palace Station and Sunset Station (collectively, the “Facilities”).  The Lenders have requested that Station provide (and hereafter provide) certain documents and information concerning the Facilities and Station Affiliates to the undersigned (“Recipient” or “we”), which we understand Station considers to be non-public, confidential and proprietary.  Accordingly, we hereby agree with Station as follows:

1.               “Confidential Information” shall mean all non-public, confidential and proprietary (to one or more of the Station Affiliates) documents and information concerning the operations of the Station Affiliates and the Facilities (including, without limitation, management and marketing of the Facilities and other operational aspects of the Facilities and all customer databases and information) that Station Affiliates provide to Recipient, or that Station Affiliates provide to the Lenders and the Lenders forward to Recipient, provided that Confidential Information shall not include information which (x) is or has become generally available to the public other than by unauthorized disclosure by Recipient or its Representatives (defined below), or (y) becomes available to Recipient on a non-confidential basis from a source that Recipient can demonstrate is entitled to disclose the same on a non-confidential basis.

2.               We hereby agree that we will keep the Confidential Information confidential and will not disclose the Confidential Information other than (a) to our officers, employees, attorneys, agents, advisors, accountants, consultants and other representatives (collectively, “Representatives”), who shall be informed of and instructed to maintain the confidential nature of the Confidential Information in accordance with this Compromise, and (b) to the Lenders, their Representatives, or as such disclosure may be required by applicable law or regulatory authority.  Without limiting the foregoing, we agree not to use the

Confidential Information in connection with the evaluation, ownership, management, or operation of any hotel, casino or other facility other than the Facilities.

3.               Upon the expiration of this letter agreement, or upon Station’s earlier request following a consensual agreement between Station and the Lenders to restructure the Loan, we will promptly destroy or deliver to Station all Confidential Information (and any copies thereof) furnished to us or our Representatives by or on behalf of Station pursuant hereto; provided, however, non-destruction of electronic copies of materials or summaries containing or reflecting Confidential Information that are automatically generated through data backup and/or archiving systems shall not be deemed to violate this Agreement so long as the Confidential Information contained therein is not disclosed or used in violation of the other terms of this letter agreement.  Notwithstanding the return of the Confidential Information, Recipient and our Representatives shall continue to be bound by the obligations of confidentiality and other obligations and agreements hereunder

4.               In the event that we or any of our Representatives are requested or required (by oral questions, interrogatories, requests for information or documents in legal proceedings, subpoena, civil investigative demand or other similar legal process) to disclose any of the Confidential Information, we shall provide Station with prompt written notice of any such request or requirement so that Station may, in its sole discretion, seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this letter agreement.  If, in the absence of a protective order or other remedy or the receipt of a waiver by Station, we or any of our Representatives are nonetheless, in the written opinion of legal counsel, legally compelled to disclose Confidential Information to any tribunal, Recipient or its Representatives may, without liability hereunder, disclose to such tribunal only that portion of the Confidential Information that such counsel advises is legally required to be disclosed, provided that we use our best efforts to preserve the confidentiality of the Confidential Information, including, without limitation, by cooperating with Station to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information by such tribunal; and provided further that we shall promptly notify Station of (a) our determination to make such disclosure and (b) the nature, scope and contents of such disclosure.

5.               It is understood and agreed that money damages would not be a sufficient remedy for any breach of this letter agreement by Recipient or any of our Representatives and that Station shall be entitled to equitable relief, including, without limitation, injunction and specific performance, as a remedy for any such breach.  Such remedies shall not be deemed to be the exclusive remedies for a breach by Recipient of this letter agreement but shall be in addition to all other remedies available at law or equity to Station.  We further agree not to raise as a defense or objection to the request or granting of such relief that any breach of this letter agreement is or would be compensable by an award of money damages, and we agree to waive any requirements for the securing or posting of any bond in connection with such remedy.

6.               We understand, acknowledge and agree that neither Station nor any of its Representatives makes any representation or warranty, express or implied, as to the accuracy or completeness of the Confidential Information.  We agree that neither Station nor any of its Representatives shall have any liability to Recipient or to any of its Representatives relating to or resulting from the use of the Confidential Information or any errors therein or omissions therefrom.

7.               Our obligation to comply with the terms and conditions set forth herein shall expire and terminate on the second anniversary of the date of this letter.

This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.  By its execution and delivery of this Agreement, the undersigned hereby irrevocably and unconditionally agrees that any action, suit or proceeding against it with respect to any matter under or arising out of or in connection with this Agreement or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding, may be brought in any state or federal court of competent jurisdiction in New York County, State of New York, or in Las Vegas, Nevada or in the bankruptcy court overseeing the bankruptcy proceedings of Station, and by execution and delivery of this Agreement, each of the Parties hereby irrevocably accepts and submits itself to the jurisdiction of such courts, generally and unconditionally, with respect to any such action, suit or proceedings

Very truly yours,

EXHIBIT C

TRANSITION EVENTS

Each of the following shall be deemed a “Transition Event”:

1.                                       The Bankruptcy Court has not entered an order confirming the Proposed Plan, as the same may be amended pursuant to the terms of the Plan Support Agreement, on or prior to October 31, 2010.

2.                                       If the Proposed Plan, as may be amended pursuant to the terms of the Plan Support Agreement, is confirmed, (A) the effective date of the Proposed Plan shall not have occurred on or prior to January 3, 2011, unless extended in accordance the terms of the Asset Purchase Agreement by and among Station Casinos, Inc. and certain affiliates and FG OPCO Acquisition LLC (“Purchaser”) dated as of May 24, 2010, provided that any discretionary election to extend by Purchaser must have the prior written consent of the Mortgage Lenders, or (B), at any time prior to such date, any of the conditions to the effectiveness of the Proposed Plan are no longer capable of being satisfied.

3.                                       Unless waived by the Mortgage Lenders, (A) any failure of PropCo to perform all of its obligations under the Final Order Pursuant to 11 U.S.C. Sections 361, 362 and 363 Approving Stipulation for (i) Adequate Protection and (ii) Use of Cash Collateral with Respect to Secured Loans to FCP PropCo, LLC (Docket No. 295) (the “Cash Collateral Order”) entered on September 9, 2009 by the Bankruptcy Court, or (B) the failure of that Cash Collateral Order to remain in effect.

4.                                       PropCo or SCI at any time (A) except in connection with pursuing a standalone plan of reorganization supported by the Mortgage Lenders,  withdraws or revokes the Proposed Plan or announces its/their intention not to support the Proposed Plan, or (B) except in connection with pursuing a standalone plan of reorganization supported by the Mortgage Lenders, files any plan of reorganization or liquidation other than the Proposed Plan.

5.                                       (A) The chapter 11 Case of PropCo shall have been converted to a case under chapter 7 of the Bankruptcy Code or dismissed, or a chapter 11 trustee with plenary powers, a responsible officer, or an examiner with enlarged powers relating to the operation of the businesses of the Debtors (powers beyond those set forth in Sections 1106(a)(3) and (4) of the Bankruptcy Code) shall be appointed in any of the Debtors’ chapter 11 cases, or (B) the Debtors shall have filed a motion or other request for relief seeking any such occurrences described in clause (A).

6.                                       Entry of an order of the Bankruptcy Court Confirming a Consensual Plan or any other plan of reorganization for PropCo.

7.                                       Failure of SCI to pay Reduced Rent (net of any amounts not required to be paid except through a True-Up Payment) or failure to pay any required True-Up Payment, in either case in accordance with the terms of this Compromise.

8.                                       Entry of an order of the Bankruptcy Court Authorizing Rejection of the Master Lease by SCI or PropCo.

9.                                       Entry of an order of the Bankruptcy Court Authorizing Rejection of the License Agreement by SCI or PropCo.

EXHIBIT D

AGGREGATE GROSS REVENUE CALCULATION

“GROSS REVENUES” means all cash revenues and income (excluding interest income) of any kind derived from the use or operation of the Leased Hotels determined in accordance with GAAP consistently applied, including without limitation, “gross revenues” from gaming activities as calculated pursuant to NRS 463.0161 and 463.3715 and without duplication,  income from rental of guest rooms; income from food and beverage sales; income from entertainment programs and merchandise sales; telephone, telegraph and telex revenues; rental or other payments from lessees, sublessees and concessionaires and others occupying space or rendering services at the Leased Hotels (but not (A) reimbursements for utilities, taxes or similar matters, or (B) the gross receipts of such lessees, sublessees or concessionaires except to the extent the same is part of such rental payments); income from vending machines; health club fees; and the actual cash proceeds of business interruption or similar insurance and of temporary condemnation awards after deducting necessary expenses in connection with the adjustment or collection of such proceeds; excluding, however, to the extent included in cash revenues and income of any kind derived from the use or operation of the Leased Hotels and without duplication, (i) any proceeds from the sale, financing or refinancing or other disposition of the Leased Hotels or substantially all of the assets of PropCo or of the Operating Subsidiaries, (ii) any proceeds from the sale, financing, refinancing or other disposition of Furniture, Fixtures and Equipment or other capital assets; (iii) proceeds of any fire, extended coverage or other insurance policies (excluding any proceeds of business interruption or similar insurance); (iv) condemnation (other than temporary) awards and other amounts received by the Operating Subsidiaries in lieu of condemnation; (v) any refunds, rebates, discounts and credits of a similar nature given, paid or returned in the course of obtaining Gross Revenues or components thereof, other than complementaries provided to patrons of the Leased Hotels in the ordinary course of business and consistent with the annual plan and operating budget; (vi) gratuities or service charges or other similar receipts which the Operating Subsidiaries pay to employees or others; (vii) excise, sales, gross receipts, admission, entertainment, tourist, use or similar taxes or charges collected from patrons or guests or as part of the sale price for goods, services or entertainment, other than taxes imposed on gaming revenues; (viii) any sum and credits received for lost or damaged merchandise; (ix) credit card processing fees and costs; and (x) bad debts; provided, that the foregoing definition of Gross Revenues may be modified with the mutual consent of the Mortgage Lenders, PropCo and SCI, subject to input from outside accountants.

“FURNITURE, FIXTURES AND EQUIPMENT” means (for purposes of this compensation definition only) all furniture, fixtures and equipment reasonably required for the operation of the Properties,  including but not limited to office furniture, computer and communications systems, specialized hotel equipment necessary for the operation of the Leased Hotels, food and beverage equipment, laundries and recreational facilities.  Such items also shall include specialized casino equipment, including cashier, money sorting and money counting equipment, slot machines, table games, video gaming equipment, and other similar gaming equipment as well as surveillance equipment.

EXHIBIT E

Paul S. Aronzon (CA State Bar No. 88781)	Bruce T. Beesley (NV SBN 1164)
Thomas R. Kreller (CA State Bar No. 161922)	Laury Macauley (NV SBN 11413)
MILBANK, TWEED, HADLEY & McCLOY LLP	LEWIS AND ROCA LLP
601 South Figueroa Street, 30th Floor	50 West Liberty Street, Suite 410
Los Angeles, California 90017	Reno, Nevada 89501
Telephone: (213) 892-4000	Telephone: (775) 823-2900
Facsimile: (213) 629-5063	Facsimile: (775) 823-2929
bbeesley@lrlaw.com; lmacauley@lrlaw.com
Reorganization Counsel for
Debtors and Debtors in Possession	Proposed Local Reorganization Counsel for
Debtors and Debtors in Possession

UNITED STATES BANKRUPTCY COURT

DISTRICT OF NEVADA

In re:	Chapter 11

STATION CASINOS, INC.	Case No. BK-09-52477
Jointly Administered

☐ Affects this Debtor

☒ Affects all Debtors

☐ Affects Northern NV Acquisitions, LLC

☐ Affects Reno Land Holdings, LLC

☐ Affects River Central, LLC

☐ Affects Tropicana Station, LLC

☐ Affects FCP Holding, Inc.

☐ Affects FCP Voteco, LLC

☐ Affects Fertitta Partners LLC

☐ Affects FCP MezzCo Parent, LLC

☐ Affects FCP MezzCo Parent Sub, LLC

☐ Affects FCP MezzCo Borrower VII, LLC

☐ Affects FCP MezzCo Borrower VI, LLC

☐ Affects FCP MezzCo Borrower V, LLC

☐ Affects FCP MezzCo Borrower IV, LLC

☐ Affects FCP MezzCo Borrower III, LLC

☐ Affects FCP MezzCo Borrower II, LLC

☐ Affects FCP MezzCo Borrower I, LLC

☐ Affects FCP PropCo, LLC

BK 09-52470 through BK 09-52487 ORDER ESTABLISHING BIDDING PROCEDURES AND DEADLINES RELATING TO SALE PROCESS FOR SUBSTANTIALLY ALL OF THE ASSETS OF STATION CASINOS INC. AND CERTAIN “OPCO” SUBSIDIARIES

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Upon Debtors’ Motion for Entry of Order Establishing Bidding Procedures and Deadlines Relating to Sale Process for Substantially All of the Assets of Station Casinos, Inc. and Certain “Opco” Subsidiaries, dated April 7, 2010 (the “Motion”);(1) and the Court having determined that the relief sought in the Motion is in the best interests of the Debtors, their creditors and all parties in interest; and the Court having determined that the legal and factual bases set forth in the Motion establish just cause for the relief granted herein; and after due deliberation and sufficient cause appearing therefor:

THE COURT HEREBY FINDS AND CONCLUDES AS FOLLOWS:

A.            This Court has jurisdiction over this matter pursuant to 28 U.S.C. § 1334, and over the persons and property affected hereby.

B.            Consideration of the Motion constitutes a core proceeding under 28 U.S.C. § 157(b)(2).

C.            Venue for this case and proceedings on the Motion is proper in this district pursuant to 28 U.S.C. §§ 1408 and 1409.

D.            Under the circumstances, the Court concludes that the notice given by the Debtors of the Motion and the relief requested in the Motion constitutes due, sufficient and appropriate notice and complies with section 102(1) of the Bankruptcy Code, Fed. R. Bankr. P. Rules 2002 and 4001(b), (c) and (d) and the Local Rules of the Court, and that no further notice of, or hearing on, the relief sought in the Motion and the relief granted herein is necessary or required.

E.             Based on the foregoing, and upon the record made before this Court at the hearing on the Motion, and good and sufficient cause appearing therefor;

IT IS HEREBY ORDERED, ADJUDGED AND DECREED THAT:

1.             The Motion is granted.

2.             All objections to the Motion that have not been withdrawn, waived, or settled and all reservations of rights included therein, are overruled on the merits.

(1)           Capitalized terms not otherwise defined herein have the meanings assigned to them in the Motion.

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3.             The Bidding Procedures set forth in Exhibit 1 annexed hereto and incorporated herein by reference in their entirety are approved and shall be effective and binding on all parties as if such Bidding Procedures were set forth in this Order.

4.             Debtors are authorized to conduct the Auction in accordance with the provisions of the Bidding Procedures.

5.             The Bidding Procedures Notice annexed to the Motion as Exhibit 3 is approved as adequate and appropriate under the circumstances and the Debtors are directed and authorized to serve the Bidding Procedures Notice within 5 business days of the date this Order is entered.

6.             This Court shall retain jurisdiction to hear and determine all matters arising from the implementation and/or interpretation of this Order.

SUBMITTED BY:

Paul S. Aronzon (CA State Bar No. 88781)

Thomas R. Kreller (CA State Bar No. 161922)

MILBANK, TWEED, HADLEY & McCLOY LLP
601 South Figueroa Street, 30th Floor
Los Angeles, California 90017

Reorganization Counsel for

Debtors and Debtors in Possession

Bruce T. Beesley, #1164

Laury Macauley, #11413

LEWIS AND ROCA LLP

50 W. Liberty Street, Ste. 410

Reno, NV 89501

Local Reorganization Counsel
For Debtors and Debtors in Possession

# # #

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Exhibit F

GERMAN AMERICAN CAPITAL CORPORATION

60 Wall Street

New York, NY  10005

May [   ], 2010

STATION CASINOS, INC.

1505 S. Pavillion Center Drive

Las Vegas, Nevada 89135

Attn: Richard J. Haskins

Gentlemen:

Reference is made to (1) that certain Asset Purchase Agreement, dated as of May    , 2010 (the “APA”), among Station Casinos, Inc., a Nevada corporation (“SCI”), those Subsidiaries of SCI listed in Annex I thereof, and FG Opco Acquisitions LLC, a Delaware limited liability company; and (2) that certain Propco Plan Support Agreement, dated as of March 24, 2010, as amended on May    , 2010 (together with the exhibits, annexes and other attachments thereto, as amended, modified or otherwise changed from time to time, the “PSA”), by and among (a) JP Morgan Chase Bank, N.A. (“JPM”) and German American Capital Corporation (“GACC” and, together with JPM, the “Mortgage Lenders”) in their capacities as lenders under that certain Amended and Restated Loan and Security Agreement, dated as of March 19, 2008, pursuant to which the Mortgage Lenders made loans and other financial accommodations to FCP PropCo, LLC (“PropCo”); (b) Deutsche Bank AG in its capacity as Party A under an interest rate swap transaction evidenced by that certain Confirmation dated as of November 29, 2007, and modified by that certain Novation Confirmation dated as of March 5, 2008, with PropCo as a counterparty; (c) Fertitta Gaming, LLC (“FG”); and (d) Frank J. Fertitta III and Lorenzo J. Fertitta (collectively, the “FG Principals”), as amended by that certain Amended and Restated Agreement, dated as of May    , 2010, among the Mortgage Lenders and Deutsche Bank AG, on the one hand, and FG and the FG Principals, on the other hand (including Annex I thereto (“Annex I”) and the other annexes and attachments thereto, as amended, modified or otherwise change from time to time).  Except as otherwise noted herein, capitalized terms used and not defined herein have the meanings given to such terms in the PSA, including without limitation Attachment 1 to the PSA (such Attachment 1, including the annexes and other attachments thereto, as amended, modified or otherwise changed from time to time, hereinafter the “Term Sheet”).

Upon the terms and subject to the conditions set forth in this letter agreement, the PSA and the APA, the undersigned Mortgage Lender will, at the Closing (as defined in the APA), (a) release its liens on, and direct Propco to transfer to New Propco, the undersigned Mortgage Lender’s Ratable Share (as defined below) of $71,000,000 of the Excess Effective Date Cash (as defined in the Term Sheet), (b) direct New Propco to use such amount to pay the Cash Purchase Price (as defined in the APA) and (c) if there is an Excess Cash Shortfall Amount

(as defined in the APA) in excess of $43 million (which amount is to be funded by Super Priority Notes issued by New Propco as defined in and contemplated by the APA), (i) release its liens on, and direct Propco to transfer to New Propco, additional Excess Effective Date Cash otherwise distributable to the undersigned Mortgage Lender in an amount equal to the Mortgage Lender’s Ratable Share of Combined Equity Share (as defined below) of the remaining Excess Cash Shortfall Amount and (ii) direct New Propco to use such additional amount as payment towards the Cash Purchase Price.  As used herein, (i) the term “Combined Equity Share” shall mean the percentage of equity ownership of New Propco held by the Mortgage Lenders after giving effect to the issuance or sale to FG or other Fertitta Affiliates of their equity ownership in New Propco as contemplated by the Term Sheet but without giving effect to sales or issuances to any other parties and (ii) the term “Ratable Share” shall mean the undersigned Mortgage Lender’s percentage ownership of the total amount of equity of New Propco owned by the Mortgage Lenders without giving effect to sales or issuances of equity ownership in New Propco to any other parties.  The undersigned Mortgage Lender will not be under any obligation to direct Propco or New Propco as contemplated above until the Plan has been confirmed by the Bankruptcy Court, the effective date of the Plan shall have occurred and the Propco Reorganization (as defined in the APA) has occurred.  Under no circumstance shall the undersigned Mortgage Lender or any of its affiliates have any obligation hereunder to make any cash or other contributions to New Propco or towards the Cash Purchase Price (other than directing the use of cash by New Propco as described above).

The undersigned Mortgage Lender makes the following representations and warranties to SCI: (a) this letter agreement is a legal, valid and binding obligation of the undersigned Mortgage Lender, enforceable against it in accordance with its terms, except as enforcement may be limited by applicable laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability; (b) the undersigned Mortgage Lender has all requisite corporate power and authority to enter into this letter agreement and to carry out the transactions contemplated by, and perform its obligations under, this letter agreement; (c) the execution and delivery of this letter agreement and the performance of the obligations hereunder of the undersigned Mortgage Lender have been duly authorized by all necessary corporate action of the undersigned; and (d) the execution, delivery and performance of this letter agreement does not and shall not violate the undersigned Mortgage Lender’s certificate of incorporation or other organizational documents.

Notwithstanding any other term or condition of this letter agreement, SCI’s sole recourse against the undersigned Mortgage Lender for any breach by the undersigned Mortgage Lender of its obligations under this letter agreement shall be specific performance as described below.  There is no express or implied intention to benefit any person or entity not party hereto and nothing contained in this letter agreement is intended, nor shall anything herein be construed, to confer any rights, legal or equitable, in any person or entity other than the parties hereto.  No party may assign this letter agreement or any of its obligations hereunder; provided, however, that to the extent the undersigned Mortgage Lender transfers any of its Claims to any person or entity, the undersigned Mortgage Lender may also transfer to such person or entity a proportionate amount of its obligations hereunder, provided that any such transferee must agree in writing to be bound by the terms of this letter agreement with respect to the obligations hereunder of the undersigned Mortgage Lender so transferred.

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The parties hereby acknowledge that the rights of the parties under this letter agreement are unique and that remedies at law for breach or threatened breach of any provision of this letter agreement would be inadequate and, in recognition of this fact, agree that, in the event of a breach or threatened breach of the provisions of this letter agreement, the parties shall, without posting any bond, be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy which may then be available and the parties hereby waive any objection to the imposition of such relief.

This letter agreement shall automatically terminate and be of no further force or effect without further action by the parties hereto upon the termination of the PSA or the APA.  Except as provided in the immediately preceding sentence, this letter agreement may not be terminated or amended, and no provision of this letter agreement may be waived or modified, except by an instrument in writing signed by SCI and the undersigned Mortgage Lender.

THIS LETTER AGREEMENT IS TO BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE, WITHOUT GIVING EFFECT TO THE CHOICE OF LAWS PRINCIPLES THEREOF.  By its execution and delivery of this letter agreement, each of the parties hereto hereby irrevocably and unconditionally agrees for itself that any legal action, suit or proceeding with respect to any matter under or arising out of or in connection with this letter agreement or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding, shall be brought exclusively in the Bankruptcy Court. By execution and delivery of this letter agreement, each of the parties hereto hereby irrevocably accepts and submits itself to the exclusive jurisdiction of each such court, generally and unconditionally, with respect to any such action, suit or proceeding.

All notices, requests and other communications to any party hereunder shall be in writing and shall be given to the undersigned at the address set forth in the first page of this letter agreement or such other address as such party may hereafter specify by notice to the other parties hereto.  Each such notice, request or other communication given by personal delivery, mail or courier shall be effective when received.

[Signature Page Follows]

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Very truly yours,

GERMAN AMERICAN CAPITAL CORPORATION

By:
Name:
Title:

By:
Name:
Title:

Agreed and Accepted, this        day of May 2010:

STATION CASINOS, INC.

By:
Name:
Title:

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JPMORGAN CHASE BANK, N.A.

270 Park Avenue

New York, NY  10017

May [   ], 2010

STATION CASINOS, INC.

1505 S. Pavillion Center Drive

Las Vegas, Nevada 89135

Attn: Richard J. Haskins

Gentlemen:

Reference is made to (1) that certain Asset Purchase Agreement, dated as of May    , 2010 (the “APA”), among Station Casinos, Inc., a Nevada corporation (“SCI”), those Subsidiaries of SCI listed in Annex I thereof, and FG Opco Acquisitions LLC, a Delaware limited liability company; and (2) that certain Propco Plan Support Agreement, dated as of March 24, 2010, as amended on May    , 2010 (together with the exhibits, annexes and other attachments thereto, as amended, modified or otherwise changed from time to time, the “PSA”), by and among (a) JP Morgan Chase Bank, N.A. (“JPM”) and German American Capital Corporation (“GACC” and, together with JPM, the “Mortgage Lenders”) in their capacities as lenders under that certain Amended and Restated Loan and Security Agreement, dated as of March 19, 2008, pursuant to which the Mortgage Lenders made loans and other financial accommodations to FCP PropCo, LLC (“PropCo”); (b) Deutsche Bank AG in its capacity as Party A under an interest rate swap transaction evidenced by that certain Confirmation dated as of November 29, 2007, and modified by that certain Novation Confirmation dated as of March 5, 2008, with PropCo as a counterparty; (c) Fertitta Gaming, LLC (“FG”); and (d) Frank J. Fertitta III and Lorenzo J. Fertitta (collectively, the “FG Principals”), as amended by that certain Amended and Restated Agreement, dated as of May    , 2010, among the Mortgage Lenders and Deutsche Bank AG, on the one hand, and FG and the FG Principals, on the other hand (including Annex I thereto (“Annex I”) and the other annexes and attachments thereto, as amended, modified or otherwise change from time to time).  Except as otherwise noted herein, capitalized terms used and not defined herein have the meanings given to such terms in the PSA, including without limitation Attachment 1 to the PSA (such Attachment 1, including the annexes and other attachments thereto, as amended, modified or otherwise changed from time to time, hereinafter the “Term Sheet”).

Upon the terms and subject to the conditions set forth in this letter agreement, the PSA and the APA, the undersigned Mortgage Lender will, at the Closing (as defined in the APA), (a) release its liens on, and direct Propco to transfer to New Propco, the undersigned Mortgage Lender’s Ratable Share (as defined below) of $71,000,000 of the Excess Effective Date Cash (as defined in the Term Sheet), (b) direct New Propco to use such amount to pay the Cash Purchase Price (as defined in the APA) and (c) if there is an Excess Cash Shortfall Amount (as defined in the APA) in excess of $43 million (which amount is to be funded by Super Priority Notes issued by New Propco as defined in and contemplated by the APA), (i) release its liens on, and direct Propco to transfer to New Propco, additional Excess Effective Date Cash otherwise distributable to the undersigned Mortgage Lender in an amount equal to the Mortgage Lender’s Ratable Share of Combined Equity Share (as defined below) of the remaining Excess Cash Shortfall Amount and (ii) direct New Propco to use such additional amount as payment towards the Cash Purchase Price.  As used herein, (i) the term “Combined Equity Share” shall mean the percentage of equity ownership of New Propco held by the Mortgage Lenders after giving effect to the issuance or sale to FG or other Fertitta Affiliates of their equity ownership in New Propco as contemplated by the Term Sheet but without giving effect to sales or issuances to any other parties and (ii) the term “Ratable Share” shall mean the undersigned Mortgage Lender’s percentage ownership of the total amount of equity of New Propco owned by the Mortgage Lenders without giving effect to sales or issuances of equity ownership in New Propco to any other parties.  The undersigned Mortgage Lender will not be under any obligation to direct Propco or New Propco as contemplated above until the Plan has been confirmed by the Bankruptcy Court, the effective date of the Plan shall have occurred and the Propco Reorganization (as defined in the APA) has occurred.  Under no circumstance shall the undersigned Mortgage Lender or any of its affiliates have any obligation hereunder to make any cash or other contributions to New Propco or towards the Cash Purchase Price (other than directing the use of cash by New Propco as described above).

The undersigned Mortgage Lender makes the following representations and warranties to SCI: (a) this letter agreement is a legal, valid and binding obligation of the undersigned Mortgage Lender, enforceable against it in accordance with its terms, except as enforcement may be limited by applicable laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability; (b) the undersigned Mortgage Lender has all requisite corporate power and authority to enter into this letter agreement and to carry out the transactions contemplated by, and perform its obligations under, this letter agreement; (c) the execution and delivery of this letter agreement and the performance of the obligations hereunder of the undersigned Mortgage Lender have been duly authorized by all necessary corporate action of the undersigned; and (d) the execution, delivery and performance of this letter agreement does not and shall not violate the undersigned Mortgage Lender’s certificate of incorporation or other organizational documents.

Notwithstanding any other term or condition of this letter agreement, SCI’s sole recourse against the undersigned Mortgage Lender for any breach by the undersigned Mortgage Lender of its obligations under this letter agreement shall be specific performance as described below.  There is no express or implied intention to benefit any person or entity not party hereto and nothing contained in this letter agreement is intended, nor shall anything herein be construed, to confer any rights, legal or equitable, in any person or entity other than the parties hereto.  No party may assign this letter agreement or any of its obligations hereunder; provided, however, that to the extent the undersigned Mortgage Lender transfers any of its Claims to any person or entity, the undersigned Mortgage Lender may also transfer to such person or entity a proportionate amount of its obligations hereunder, provided that any such transferee must agree in writing to be bound by the terms of this letter agreement with respect to the obligations hereunder of the undersigned Mortgage Lender so transferred.

The parties hereby acknowledge that the rights of the parties under this letter

2

agreement are unique and that remedies at law for breach or threatened breach of any provision of this letter agreement would be inadequate and, in recognition of this fact, agree that, in the event of a breach or threatened breach of the provisions of this letter agreement, the parties shall, without posting any bond, be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy which may then be available and the parties hereby waive any objection to the imposition of such relief.

This letter agreement shall automatically terminate and be of no further force or effect without further action by the parties hereto upon the termination of the PSA or the APA.  Except as provided in the immediately preceding sentence, this letter agreement may not be terminated or amended, and no provision of this letter agreement may be waived or modified, except by an instrument in writing signed by SCI and the undersigned Mortgage Lender.

THIS LETTER AGREEMENT IS TO BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE, WITHOUT GIVING EFFECT TO THE CHOICE OF LAWS PRINCIPLES THEREOF.  By its execution and delivery of this letter agreement, each of the parties hereto hereby irrevocably and unconditionally agrees for itself that any legal action, suit or proceeding with respect to any matter under or arising out of or in connection with this letter agreement or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding, shall be brought exclusively in the Bankruptcy Court. By execution and delivery of this letter agreement, each of the parties hereto hereby irrevocably accepts and submits itself to the exclusive jurisdiction of each such court, generally and unconditionally, with respect to any such action, suit or proceeding.

All notices, requests and other communications to any party hereunder shall be in writing and shall be given to the undersigned at the address set forth in the first page of this letter agreement or such other address as such party may hereafter specify by notice to the other parties hereto.  Each such notice, request or other communication given by personal delivery, mail or courier shall be effective when received.

[Signature Page Follows]

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Very truly yours,

JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

Agreed and Accepted, this         day of May 2010:

STATION CASINOS, INC.

By:
Name:
Title:

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